                                                                    EXHIBIT 10.1


                              AMENDED AND RESTATED
                           CAPACITY PURCHASE AGREEMENT

                                      AMONG

                           CONTINENTAL AIRLINES, INC.,

                           EXPRESSJET HOLDINGS, INC.,

                               XJT HOLDINGS, INC.

                                       AND

                            EXPRESSJET AIRLINES, INC.






                          DATED AS OF APRIL [__], 2002

                                TABLE OF CONTENTS


                                                      ARTICLE I
                                                     DEFINITIONS


                                                     ARTICLE II
                                       CAPACITY PURCHASE, SCHEDULES AND FARES

Section 2.01      Capacity Purchase...............................................................................1
Section 2.02      Withdrawal of Regional Jet Aircraft from this Agreement.........................................2
Section 2.03      Withdrawal of Turboprop Aircraft from this Agreement............................................5
Section 2.04      Withdrawal of Engines...........................................................................6
Section 2.05      Embraer Option Aircraft.........................................................................7
Section 2.06      Flight-Related Revenues.........................................................................7

                                                     ARTICLE III
                                               CONTRACTOR COMPENSATION

Section 3.01      Base and Incentive Compensation.................................................................7
Section 3.02      Periodic Adjustment of Base and Incentive Compensation..........................................7
Section 3.03      Contractor Expenses.............................................................................8
Section 3.04      Continental Expenses............................................................................8
Section 3.05      Accounting Provisions and Audit.................................................................8
Section 3.06      Billing and Payment; Reconciliation.............................................................9

                                                     ARTICLE IV
                                CONTRACTOR OPERATIONS AND AGREEMENTS WITH CONTINENTAL

Section 4.01      Crews; Resource Allocation.....................................................................10
Section 4.02      Governmental Regulations.......................................................................11
Section 4.03      Quality of Service.............................................................................11
Section 4.04      Safety Matters.................................................................................12
Section 4.05      Turboprops.....................................................................................12
Section 4.06      Master Facility and Ground Handling Agreement..................................................13
Section 4.07      Codeshare Terms................................................................................13
Section 4.08      Administrative Support and Information Services Provisioning Agreement.........................13
Section 4.09      Fuel Purchasing Agreement......................................................................13
Section 4.10      Slots and Route Authorities....................................................................13
Section 4.11      Use of Continental Marks.......................................................................13
Section 4.12      Use of Contractor Marks........................................................................14
Section 4.13      Catering Standards.............................................................................14
Section 4.14      Ticket Handling Terms..........................................................................14

                                                      ARTICLE V
                                                FINANCING OF AIRCRAFT

Section 5.01      Financing of Firm and Option Aircraft..........................................................14
Section 5.02      No Financing of Other Aircraft.................................................................15
Section 5.03      Refinancing or Replacement of Uncovered Aircraft...............................................15
Section 5.04      Pre-Delivery Deposits..........................................................................16
Section 5.05      Lease of Owned Aircraft........................................................................16

                                                     ARTICLE VI
                                    EXCLUSIVITY AND CERTAIN RIGHTS OF CONTINENTAL

Section 6.01      Exclusivity; Use of Covered Aircraft...........................................................17
Section 6.02      Exclusive Arrangements at Hub Airports.........................................................17
Section 6.03      Most Favored Nations...........................................................................17
Section 6.04      Change of Control..............................................................................18

                                                     ARTICLE VII
                                                      INSURANCE

Section 7.01      Minimum Insurance Coverages....................................................................18
Section 7.02      Endorsements...................................................................................19
Section 7.03      Evidence of Insurance Coverage.................................................................19
Section 7.04      Insurance Through Combined Placement...........................................................20

                                                    ARTICLE VIII
                                                   INDEMNIFICATION

Section 8.01      Contractor Indemnification of Continental......................................................20
Section 8.02      Continental Indemnification of Contractor......................................................21
Section 8.03      Indemnification Claims.........................................................................21
Section 8.04      Employer's Liability; Independent Contractors; Waiver of Control...............................22
Section 8.05      Survival.......................................................................................23

                                                     ARTICLE IX
                                    TERM, TERMINATION AND DISPOSITION OF AIRCRAFT

Section 9.01      Base Term......................................................................................23
Section 9.02      Extension Terms................................................................................23
Section 9.03      Early Termination..............................................................................24
Section 9.04      Disposition of Aircraft during Wind-Down Period................................................25
Section 9.05      Other Remedies for Breach......................................................................32

                                                      ARTICLE X
                                      REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 10.01     Representations, Warranties and Covenants of Holdings, XJT and ExpressJet......................34
Section 10.02     Representations and Warranties of Continental..................................................35

                                                     ARTICLE XI
                                                    MISCELLANEOUS

Section 11.01     Amendment of Certain Contracts.................................................................36
Section 11.02     Notices........................................................................................37
Section 11.03     Binding Effect; Assignment.....................................................................37
Section 11.04     Amendment and Modification.....................................................................37
Section 11.05     Waiver.........................................................................................37
Section 11.06     Interpretation.................................................................................38
Section 11.07     Confidentiality................................................................................38
Section 11.08     Arbitration....................................................................................39
Section 11.09     Counterparts...................................................................................41
Section 11.10     Severability...................................................................................41
Section 11.11     Equitable Remedies.............................................................................41
Section 11.12     Relationship of Parties........................................................................41
Section 11.13     Entire Agreement...............................................................................41
Section 11.14     Governing Law..................................................................................42
Section 11.15     Guarantees.....................................................................................42
Section 11.16     Right of Set-Off...............................................................................42
Section 11.17     Cooperation with Respect to Reporting..........................................................43


SCHEDULE 1:       Covered Aircraft
SCHEDULE 2:       Continental Increased Lease Rate
SCHEDULE 3:       Compensation for Capacity Purchase

EXHIBIT A:        Definitions
EXHIBIT B:        Form of Aircraft Sublease
EXHIBIT C:        Master Facility and Ground Handling Agreement
EXHIBIT D:        Terms of Codeshare Arrangements
EXHIBIT E:        Administrative Support and Information Services Provisioning Agreement
EXHIBIT F:        Fuel Purchasing Agreement
EXHIBIT G:        Use of Continental Marks
EXHIBIT H:        Use of Contractor Marks
EXHIBIT I:        Catering Standards
EXHIBIT J:        Ticket Handling Terms

                              AMENDED AND RESTATED
                           CAPACITY PURCHASE AGREEMENT

         This Amended and Restated Capacity Purchase Agreement (this "Agreement"), dated as of April [__], 2002, is among Continental Airlines, Inc., a Delaware corporation ("Continental"), ExpressJet Holdings, Inc., a Delaware corporation ("Holdings"), XJT Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings ("XJT"), and ExpressJet Airlines, Inc., a Delaware corporation and a subsidiary of XJT ("ExpressJet" and, collectively with Holdings and XJT, "Contractor").

         WHEREAS, Continental, Holdings and XJT (formerly ExpressJet Airlines, Inc.) entered into that certain Capacity Purchase Agreement, dated as of January 1, 2001 (the "Original Capacity Purchase Agreement");

         WHEREAS, Continental, Holdings and XJT made certain amendments to the Original Capacity Purchase Agreement effective as of January 1, 2002;

         WHEREAS, XJT assigned its interests herein to ExpressJet (formerly New ExpressJet Airlines, Inc.) effective as of the date hereof, with the consent of Holdings and Continental; and

         WHEREAS, as a condition to the consent of Continental to the assignment to ExpressJet referenced above, XJT has agreed to become a party to this Agreement with such rights and obligations as are set forth more fully below, and the other parties hereto desire XJT to become a party hereto with such rights and obligations;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter contained, the parties agree to amend the Original Capacity Agreement to reflect the assignment of XJT's interests herein to ExpressJet, the addition of XJT hereto with certain rights and obligations, and certain other amendments relating thereto, and to restate it in its entirety, as so amended and to reflect the amendments effective as of January 1, 2002, as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Capitalized terms used in this Agreement (including, unless otherwise defined therein, in the Schedules, Appendices and Exhibits to this Agreement) shall have the meanings set forth in Exhibit A hereto.

                                   ARTICLE II
                     CAPACITY PURCHASE, SCHEDULES AND FARES

Section 2.01 Capacity Purchase. Continental agrees to purchase the capacity of the Covered Aircraft for the Term, under the terms and conditions set forth herein and for the consideration described in Article III. Subject to the terms and conditions of this

Agreement, Contractor shall provide all of the capacity of the Covered Aircraft solely to Continental and use the Covered Aircraft solely to operate the Scheduled Flights.

                           (a) Fares, Rules and Seat Inventory. Continental shall establish and publish all fares and related tariff rules for all seats on the Covered Aircraft. Contractor shall not publish any fares, tariffs, or related information for the Covered Aircraft. In addition, Continental shall have complete control over all seat inventory and inventory and revenue management decisions for the Covered Aircraft, including overbooking levels, discount seat levels and allocation of seats among various fare buckets.

                           (b) Flight Schedules. Continental shall, in its sole discretion, establish and publish all schedules for the Covered Aircraft, including determining the city-pairs served, frequencies, utilization and timing of scheduled arrivals and departures and charter flights; provided that such schedules shall be subject to Reasonable Operating Constraints. Contractor and Continental shall meet monthly (but not later than the fourth Friday of each calendar month) to review the planned flight schedules for the Covered Aircraft for each of the next 12 months. At such meeting, Continental shall present a planned flight schedule for the Covered Aircraft for each of the next 12 months, including a proposed Final Monthly Schedule for the next calendar month. At such meeting, Continental shall review and consider any changes to the planned flight schedule for the Covered Aircraft, including the proposed Final Monthly Schedule, suggested by Contractor. Following such monthly meeting, Continental shall make such adjustments to the proposed Final Monthly Schedule as it deems appropriate (subject to Reasonable Operating Constraints), and, not later than three Business Days prior to the beginning of each calendar month, will deliver to Contractor the Final Monthly Schedule.

         Section 2.02 Withdrawal of Regional Jet Aircraft from this Agreement. Continental shall be entitled to withdraw jet Covered Aircraft from the capacity purchase provisions of this Agreement, in accordance with and subject to the limitations, terms and conditions contained in this Section 2.02, which limitations, terms and conditions shall be applicable only to jet aircraft. Subject to the limitations contained below, Continental shall have complete discretion to select the particular Covered Aircraft and Engines to be withdrawn pursuant to this Section 2.02.

                           (a) Continental Notice of and Limitations on Regional Jet Reduction. At any time and from time to time after July 1, 2003, Continental may give not more than 18 months and not less than 12 months notice of the withdrawal of Covered Aircraft from the capacity purchase provisions of this Agreement, which notice shall specify an Effective Date and the number and type of Covered Aircraft to be withdrawn, and shall include an Early Withdrawal Schedule for the withdrawal of such aircraft that delineates the number of each aircraft type to be withdrawn by month. The number of Covered Aircraft to be withdrawn pursuant to this Section 2.02 shall be subject to the following numerical limitations:

                                    (i) Continental shall not be entitled to
                  provide in any notice delivered pursuant to Section 2.02(a) for the withdrawal of any number of Covered Aircraft greater than the excess of (i) 25% (rounded to the nearest whole number) of the sum of the number of Delivered Covered Aircraft as of the Effective Date set forth in such notice, plus the number of Delivered Covered Aircraft that have been withdrawn from the capacity purchase provisions of this Agreement at any time before such Effective Date in connection with a Labor Strike pursuant to Section 9.05(c) and the number withdrawn for any other reason within the three-year period immediately preceding such Effective Date, over (ii) the number of Delivered Covered Aircraft that have been withdrawn pursuant to this Section 2.02 within the three-year period immediately preceding such Effective Date; provided that the foregoing limitations shall not limit Continental's right to withdraw any Undelivered Covered Aircraft.

                                    (ii) Continental shall not be entitled to
                  withdraw a Covered Aircraft pursuant to this Section 2.02 if, after such withdrawal, there would be fewer than 25 Covered Aircraft remaining.

                                    (iii) The Early Withdrawal Schedule may not
                  provide for the withdrawal of more than 15 Delivered Covered Aircraft per month, and may not provide for the withdrawal of any Delivered Covered Aircraft more than 36 months after the Effective Date; provided that Continental may provide for the immediate withdrawal of any aircraft that are Undelivered Covered Aircraft on the applicable Effective Date.

                           (b) Contractor's Right to Retain Regional Jets. Except to the extent otherwise provided in this Agreement, Contractor shall have the right either to retain (as Uncovered Aircraft) any Covered Aircraft being withdrawn from the capacity purchase provisions of this Agreement pursuant to this Section 2.02, or to return such aircraft to Continental (or its designee), in each case as follows:

                                    (i) Contractor shall have nine months after
                  receipt of the Early Withdrawal Schedule delivered pursuant to
                  Section 2.02(a) to notify Continental that it elects to retain any of the Covered Aircraft being withdrawn (whether such Covered Aircraft constitute Delivered Covered Aircraft or Undelivered Covered Aircraft). If Contractor elects to keep any Delivered Covered Aircraft, then its notice must include an indication by calendar month of the number and type of aircraft it proposes to retain, such number of any particular type of aircraft in any particular month to be no greater than the number of such type of aircraft scheduled to be withdrawn during such month pursuant to the Early Withdrawal Schedule. In addition, regardless of whether it intends to retain any aircraft, Contractor shall include in its notice a reasonably detailed current summary of the maintenance and repair condition of each aircraft and Engine and a list detailing the location of each Engine (by aircraft or, if appropriate, maintenance facility).

                                    (ii) Within 30 days after receipt of
                  Contractor's notice of its election to retain Covered Aircraft being withdrawn, Continental shall select the individual aircraft to be withdrawn, including those aircraft to be retained by Contractor, and shall notify Contractor of its selection. Continental shall have complete discretion in the selection of the particular Covered Aircraft to be withdrawn and those to be retained by Contractor; provided that Continental must adhere to the timing, number and type of aircraft to be retained by Contractor as provided in Contractor's notice to Continental delivered pursuant to
                  Section 2.02(b)(i).

                           (c) Replacement of Sublease. Upon Contractor retaining a previously Covered Aircraft as an Uncovered Aircraft pursuant to this Section 2.02, effective on the first day of the month during which such aircraft becomes an Uncovered Aircraft, the Covered Aircraft Sublease shall be terminated and replaced with an Uncovered Aircraft Sublease, and Contractor may fly the aircraft as permitted by
         Article VI.

                           (d) Return Conditions. Upon the withdrawal from the capacity purchase provisions of this Agreement of a Covered Aircraft that is being returned to Continental (or its designee) pursuant to this Section 2.02, the Covered Aircraft Sublease with respect to such aircraft shall be terminated upon the date of such withdrawal, and Contractor shall not be required to meet the return conditions applicable to such aircraft that relate to time or cycles remaining between maintenance events or to any time- or cycle-controlled part under clause (v) of Section 4 of the Covered Aircraft Sublease; provided that Contractor shall remain obligated to comply with all other provisions of the Covered Aircraft Sublease applicable at the time, including without limitation provisions generally applicable to the maintenance, airworthiness, repair and general operating condition and cleanliness of the aircraft; and provided further, that the general condition of the Covered Aircraft being returned to Continental shall not have materially changed relative to the condition of Contractor's fleet of the same aircraft type since the related notice of withdrawal was delivered by Continental to Contractor pursuant to Section 2.02(a), and the withdrawn aircraft being returned to Continental shall not have been discriminated against or operated, maintained or otherwise treated differently (including with respect to the removal of any part for convenience or without cause) than any other Covered Aircraft.

                           (e) Financial Arrangements. In connection with the withdrawal of any Covered Aircraft from the capacity purchase provisions of this Agreement pursuant to this Section 2.02, (i) Continental shall be responsible for all reasonable and necessary direct out-of-pocket costs incurred by Contractor as a result of such withdrawal, including without limitation the reasonable costs of terminating facility leases and/or employees and disposing of Excess Inventory caused by such withdrawal and any increased charges per scheduled block hour for Covered Aircraft under Section 5.4.3 of the Flight Hour Agreement precipitated by the return of any Covered Aircraft to Continental, but excluding any lost profits and any other indirect costs; provided that Contractor shall use its reasonable good faith efforts to mitigate any such costs; (ii) Continental shall meet and confer with Contractor regarding the impact of the withdrawal on Contractor's cash flow, and shall negotiate in good faith regarding the provision by Continental of a credit facility for Contractor, if needed by Contractor as a result of such withdrawal, for a term not to exceed two years, a size not to exceed $75 million in the aggregate and at an interest rate equal to LIBOR plus 200 basis points; provided, that Continental has no obligation to provide such credit facility; (iii) for each such withdrawn aircraft being retained by Contractor, Contractor shall calculate a maintenance reimbursement equal to the product of (x) Contractor's average cost of a heavy maintenance visit for such aircraft type during the previous six months and (y) a fraction, the numerator of which is the number of hours remaining until the next heavy maintenance visit for such aircraft minus 1/2 of the total number of hours allowable between heavy maintenance visits for such aircraft, and the denominator of which is the total number of hours allowable between heavy maintenance visits for such aircraft, and at the time of such withdrawal (I) Continental shall pay Contractor an amount equal to such maintenance reimbursement, if the numerator of such fraction is less than zero, (II) Contractor shall pay Continental an amount equal to such maintenance reimbursement, if the numerator of such fraction is greater than zero, and (III) there shall be no maintenance reimbursement payable pursuant to this clause (iii) if the numerator of such fraction is equal to zero; and (iv) for each such withdrawn aircraft being retained by Contractor, if Continental shall have previously reimbursed Contractor for the cost of any engine life-limited component pursuant to Paragraph B(3) of Schedule 3 which component is installed in such aircraft, then Contractor shall pay to Continental an amount equal to the cost of such life-limited component multiplied by a fraction, the numerator of which is the number of hours remaining in the life of such life-limited part, and the denominator of which is the total number of hours in the life of such life-limited part. Contractor may elect, in lieu of making the payment contemplated by clause (iv) above, to pay such amount plus accrued interest, which interest shall accrue monthly at the interest rate used in the Uncovered Aircraft Sublease for such aircraft to determine the lease payments thereunder, in equal monthly installments over the remaining term of the Uncovered Aircraft Sublease with respect to such aircraft.

         Section 2.03 Withdrawal of Turboprop Aircraft from this Agreement.

                           (a) Continental Notice of Turboprop Aircraft
         Withdrawal. All Turboprop Aircraft shall be withdrawn from the capacity purchase provisions of this Agreement on a schedule to be agreed upon by Continental and Contractor, but in any event not later than December 31, 2004; provided that notwithstanding any such agreed schedule, Continental may at any time, upon not less than 45 days' notice (or 14 days' notice in the case of a Turboprop Aircraft for which Continental received notice of a maintenance event pursuant to Section 4.05(a)), withdraw any Turboprop Aircraft from the capacity purchase provisions of this Agreement. Without Continental's prior written consent, Contractor may not retain any Turboprop Aircraft withdrawn from the capacity purchase provisions of this Agreement. At Continental's request in connection with any withdrawal of a Turboprop Aircraft, Contractor shall promptly provide a list detailing the location of each turboprop engine (by aircraft or, if appropriate, maintenance facility).

                           (b) Retirement Costs of Turboprop Aircraft.
         Continental shall be responsible for any reasonable out-of-pocket expenses associated with the retirement of each Turboprop Aircraft in connection with its withdrawal from the capacity purchase provisions of this Agreement pursuant to this Section 2.03; provided that Contractor shall conduct its retirement checks for such aircraft in a manner consistent with its past practices; provided, further, that Contractor shall not discriminate against or operate, maintain (except as provided above) or otherwise treat the aircraft differently in contemplation of its return to Continental (or its designee), including with respect to the removal of any part or parts for convenience or without cause; and provided, further, that if the amount which Contractor is compensated pursuant to Schedule 3 in respect of the reasonable out-of-pocket expenses incurred by Contractor as determined pursuant to this Section 2.03(b) exceeds the actual aggregate amount of such expenses, then Contractor shall promptly reimburse to Continental an amount equal to the quotient of (i) such excess divided by (ii) the Cost Factor set forth on Appendix 23 to Schedule 3. In connection with each such retirement, Continental shall also (i) purchase (or arrange for the purchase) from Contractor, at the time of withdrawal, each such Turboprop Aircraft that is owned by Contractor at a price equal to the book value of such aircraft on Contractor's most recent financial statements, and (ii) purchase the Excess Inventory relating to such Turboprop Aircraft (as reasonably determined by Contractor) at a price equal to the book value of such inventory on Contractor's most recent financial statements.

                           (c) Impairment Costs of Turboprop Aircraft. Subject to the provisions of Section 3.05, if Contractor shall incur a charge for the impairment of a Turboprop Aircraft prior to its withdrawal pursuant to this Section 2.03, then Continental shall reimburse Contractor in the amount of such charge; provided that Contractor shall not discriminate against any Turboprop Aircraft in determining whether to take such charge or the amount of such charge.

         Section 2.04 Withdrawal of Engines. In connection with the withdrawal of any Covered Aircraft (including any Turboprop Aircraft) from the capacity purchase provisions of this Agreement pursuant to Section 2.02 or 2.03, whether such aircraft is being retained by Contractor as an Uncovered Aircraft or returned to Continental or its designee, Continental shall have complete discretion in the selection of the particular Engines or Turboprop engines, as the case may be, to be withdrawn in connection with any particular aircraft and shall notify Contractor of its selection not less than 10 days after Continental shall have selected aircraft to be withdrawn pursuant to Section 2.02(b)(ii) or 2.03(a), as applicable. Continental shall bear the cost of any engine swaps reasonably necessary to accommodate its engine selections, based on the engine-location list provided to Continental by Contractor; provided that Contractor use its commercially reasonable efforts to minimize the number and cost of engine swaps reasonably necessary to accommodate Continental's engine selections and shall be responsible for the cost of all such swaps, if any, required because of any inaccuracy in the engine-location list provided to Continental by Contractor.

         Section 2.05 Embraer Option Aircraft. With respect to the Embraer Option Aircraft, Contractor shall give Continental written notice of the deadline for the exercise of any option for any such Embraer Option Aircraft at least 60 days (but not more than 180 days) prior to such deadline, and Continental shall, within 30 days from receipt of such notice, determine and notify Contractor (i) that such Embraer Option Aircraft shall constitute Covered Aircraft, (ii) that such Embraer Option Aircraft shall be delivered to Contractor in exchange for the delivery to Continental of an Uncovered Aircraft that is subject to an Uncovered Aircraft Sublease, (iii) that Continental desires to acquire such Embraer Option Aircraft for its own account (or that of its designee) outside of this Agreement if Contractor does not intend to exercise such option or (iv) that it does not elect to exercise any of the above rights, in which case Embraer Option Aircraft obtained by Contractor in respect of such option shall be Uncovered Aircraft. If Continental shall have elected clause (i) above, then upon receipt by Contractor of notice from Continental of its determination, Contractor shall exercise its option to acquire such aircraft from Embraer, and the provisions of Section 5.01 shall apply. If Continental shall have elected clause (ii) above, then the provisions of Section 5.03(b) shall apply. If Continental shall have elected clause (iii) above, then Contractor shall notify Continental at least 15 days prior to the deadline for exercise of such option whether Contractor intends to exercise such option on its own behalf, and Contractor shall timely exercise such option on behalf of Continental (and take all other actions reasonably appropriate to permit Continental (or its designee) to acquire such aircraft) if Contractor shall have determined not to exercise such option on its own behalf.

         Section 2.06 Flight-Related Revenues. Contractor acknowledges and agrees that all revenues resulting from the sale and issuance of passenger tickets associated with the operation of the Covered Aircraft and all other sources of revenue associated with the operation of the Covered Aircraft, including without limitation revenues relating to the transportation of cargo or mail and revenues associated with food, beverage and duty-free services and guaranteed or incentive payments from airport, local or municipal authorities in connection with scheduling flights to such airport or locality, are the sole property of and shall be retained by Continental (or, if received by Contractor, shall be promptly remitted to Continental).

                                  ARTICLE III
                             CONTRACTOR COMPENSATION

         Section 3.01 Base and Incentive Compensation. For and in consideration of the transportation services, facilities and other services to be provided by Contractor hereunder, Continental shall pay Contractor the base and incentive compensation as provided in Paragraph A of Schedule 3 hereto, subject to the terms and conditions set forth in this Article III.

         Section 3.02 Periodic Adjustment of Base and Incentive Compensation. The initial base and incentive compensation rates under this Agreement (including the initial

Block Hour Rates) set forth in Paragraph A of Schedule 3 hereto shall remain in effect through December 31, 2004, with certain limited adjustments as are provided in Schedule 3. The Block Hour Rates shall be subject to further adjustment on January 1, 2005 and each January 1 thereafter during the Term. Continental and Contractor hereby agree to meet promptly after July 1, 2004, September 1, 2005 and each September 1 thereafter during the Term in order to review and revise the Block Hour Rates, as appropriate, for the subsequent year based on the methodology (including the Cost Factor) for setting the initial Block Hour Rates as set forth in Schedule 3. Should the parties be unable to agree on such revised Block Hour Rates by October 1, 2004 for the year beginning January 1, 2005 or by November 1 in any subsequent year for the year beginning on the subsequent January 1, then the parties shall submit the disagreement to arbitration pursuant to Section 11.08.

         Section 3.03 Contractor Expenses. Except as provided otherwise in
Section 3.04, Contractor shall discharge in accordance with commercially reasonable practices all expenses incurred in connection with Contractor's provision of Regional Airline Services.

         Section 3.04 Continental Expenses. In addition to the reconciliation pursuant to Section 3.06(b) of all or a portion of the actual costs of certain expenses, the anticipated costs of which are provided for in the Block Hour
Rates:

                           (a) Certain Revenue-Related Expenses. Continental shall be responsible for all passenger and cargo revenue-related expenses relating to the Regional Airlines Services, as described in Paragraph B(1) of Schedule 3.

                           (b) Design Changes. Continental shall be responsible for any reasonable out-of-pocket expenses relating to interior and exterior design changes to the Covered Aircraft and other product-related changes required by Continental that occur outside of Contractor's normal aircraft and facility refurbishment program, including facility-related design changes and the cost of changes in uniforms and other livery.

         Section 3.05 Accounting Provisions and Audit.

                           (a) Separate Books and Records. Contractor shall maintain separate books and records for the provision of Regional Airlines Services, on the one hand, and Contractor's other operations (if any) on the other, in each case in the aggregate, and shall include a reasonable allocation of expenses, including overhead, among such aircraft such that aircraft-specific costs are assigned among Covered Aircraft and Uncovered Aircraft based on the specific aircraft type that generated such cost and all other costs are allocated proportionately based on block hours flown; provided that in the event that engine maintenance or other costs arising under the Flight Hour Agreement change pursuant to the terms thereof as a result of the inclusion of Uncovered Aircraft under such agreement (including because of the stage length or other utilization characteristics of the Uncovered Aircraft), then the engine maintenance and other costs arising under the Flight Hour Agreement shall be allocated to the Covered Aircraft as if such Uncovered Aircraft had not been included under such agreement, regardless of whether such allocation results in higher or lower costs being allocated to the Covered Aircraft. Contractor's books and records that relate to the provision of Regional Airlines Services shall be maintained in accordance with generally accepted accounting principles consistently applied, and such books and records and all calculations made pursuant to this Agreement shall be kept and made in accordance with the accounting policies and procedures used by Continental and Contractor to develop Block Hour Rates, unless otherwise agreed in writing by Continental. Without limiting the foregoing in any respect, Contractor agrees that it shall not depreciate Turboprop Aircraft or Excess Inventory from and after the date hereof more slowly than it has historically depreciated such items, unless otherwise agreed in writing by Continental.

                           (b) Audit Rights. Contractor shall make available for inspection by Continental and its outside auditors, within a reasonable period of time after Continental makes a written request therefor, all of Contractor's books and records (including all financial and accounting records and operations reports, and records of other subsidiaries or affiliates of Contractor, if any, as necessary to audit the allocations made pursuant to Section 3.05(a)). Continental and its outside auditors shall be entitled to make copies and notes of such information as they deem necessary and to discuss such records with Contractor's Chief Financial Officer or such other employees or agents of Contractor knowledgeable about such records. Upon the reasonable written request of Continental or its outside auditors, Contractor will cooperate with Continental and its outside auditors to permit Continental and its outside auditors access to Contractor's outside auditors for purposes of reviewing such records.

         Section 3.06 Billing and Payment; Reconciliation.

                           (a) Billing and Payment. On the next Business Day after Contractor receives the Final Monthly Schedule from Continental pursuant to Section 2.01(b), Contractor shall present a reasonably detailed written invoice for amounts due under this Agreement in respect of the Base Compensation and per passenger fees (based on the Forecasted Passengers) for the Scheduled Flights during the month to which such Final Monthly Schedule pertains. Continental shall pay Contractor the amount due under such invoice (the "Invoiced Amount"), subject to Continental's right to dispute any calculations set forth on such invoice that do not comply with the terms of this Agreement, and, at Continental's option, net of amounts owed by Contractor to Continental under the Administrative Support and Information Services Provisioning Agreement, the Master Facility and Ground Handling Agreement, the Fuel Purchasing Agreement and/or any Covered Aircraft Sublease or Uncovered Aircraft Sublease, as follows:

                                    (i) One-quarter of the Invoiced Amount shall
                  be payable by Continental to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the first day of the month (or if such day is not a Business Day, the next Business Day) to which such invoice relates;

                                    (ii) One-quarter of the Invoiced Amount
                  shall be payable by Continental to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the 8th day of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates;

                                    (iii) One-quarter of the Invoiced Amount
                  shall be payable by Continental to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the 15th day of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates; and

                                    (iv) One-quarter of the Invoiced Amount
                  shall be payable by Continental to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the 22nd day of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates.

                           (b) Reconciliation. Not later than 12 days following the end of each month, Contractor and Continental shall reconcile actual amounts due in respect of such month with the estimated amounts included in the Invoiced Amount for such items for such month in accordance with the terms and conditions set forth in Schedule 3. Such reconciled amounts for such month shall be paid by Continental to Contractor together with the next payment to be made pursuant to
         Section 3.06(a)(iii) above, or set off by Continental against any other amounts owing to Contractor, as the case may be. If, subsequent to any reconciliation payments or set-off, as the case may be, Contractor's financial statements, maintained as provided in Section 3.05(a), are restated, amended or otherwise adjusted for any month or Performance Period, then the reconciled amounts for such period shall be recalculated in accordance with the terms and conditions set forth in
         Schedule 3, and the parties shall make further payments or set off further amounts as appropriate in respect of such recalculations.

                                   ARTICLE IV
              CONTRACTOR OPERATIONS AND AGREEMENTS WITH CONTINENTAL

         Section 4.01 Crews; Resource Allocation.

                           (a) Personnel Employed. Contractor shall be responsible for providing all crews (flight and cabin) and maintenance personnel and, at Contractor Airports, gate agents and other ground personnel, necessary to operate the Scheduled Flights and for all aspects (personnel and other) of dispatch control.

                           (b) Resource Allocation. If Contractor is flying any Uncovered Aircraft, then for so long as either (i) the number of Scheduled Flights in a calendar month represent at least 50% of the aggregate number of Contractor's scheduled flights of Covered and Uncovered Aircraft in such month or (ii) the number of Covered Aircraft is at least 200, then Contractor crews, maintenance personnel and other resources shall be allocated on a priority basis to Scheduled Flights above all other flights and aircraft.

         Section 4.02 Governmental Regulations. Contractor has and shall maintain all FAA, DOT and other certifications, permits, licenses, certificates and insurance required by governmental authorities to enable Contractor to perform the services required by this Agreement. All flight operations, dispatch operations and all other operations undertaken by Contractor pursuant to this Agreement shall be conducted and operated by Contractor in compliance in all material respects with all governmental regulations, including, without limitation, those relating to airport security, the use and transportation of hazardous materials, crew qualifications, crew training and crew hours. Without limiting Contractor's obligations under any Covered Aircraft Lease, all Covered Aircraft shall be operated and maintained by Contractor in compliance in all material respects with all governmental regulations, Contractor's own operations manuals and maintenance manuals and procedures, and all applicable equipment manufacturer's instructions.

         Section 4.03 Quality of Service. At all times, Contractor shall provide Regional Airline Services with appropriate standards of care, but in no event lower than such standards utilized by Continental as of the date of this Agreement. Continental procedures, performance standards and means of measurement thereof concerning the provision of air passenger and air cargo services shall be applicable to all Regional Airline Services provided by Contractor. Contractor shall achieve at least the comparable quality of airline service as provided by Continental, subject to limitations imposed by the type of aircraft used by Contractor, its route network and the availability of equipment and facilities, as compared to those of Continental. Contractor shall comply with all airline customer service commitments or policies of Continental as of the date hereof, including without limitation the "CustomerFirst" commitments, and employee conduct, appearance and training policies in place as of the date hereof, and shall handle customer-related services in a professional, businesslike and courteous manner. In connection therewith, Contractor shall maintain aircraft cleaning cycles and policies, and shall maintain adequate staffing levels, to ensure at least a comparable level of customer service and operational efficiency that Continental achieves, including without limitation in respect of customer complaint response, ticketing and boarding timing, and baggage services. In addition, at the request of Continental, Contractor shall comply with all such airline customer service commitments, policies or standards of care of Continental as adopted, amended or supplemented after the date hereof, provided that Continental shall reimburse Contractor for the reasonable out-of-pocket costs of Contractor of complying with such policies in excess of the costs of complying with such policies as in effect as of the date of this Agreement. Contractor shall provide Continental with timely communication regarding the status of all Scheduled Flights, and shall perform closeout procedures at service levels at least as high as those of Continental at comparably-sized airports. Contractor will use Continental's standard procedures for processing and adjudicating all claims for which Contractor is responsible in an effort to avoid such matters becoming the subject of litigation or insurance claims. Contractor and

Continental will periodically meet to discuss and review Contractor's customer service and handling procedures and policies and its employees' conduct, appearance and training standards and policies in an effort to ensure compliance with this Agreement, and to agree to the terms of any necessary corrective action plan and the timing of its implementation.

         Section 4.04 Safety Matters.

                           (a) Incidents or Accidents. Contractor shall promptly notify Continental of all irregularities involving a flight operated by Contractor which result in any damage to persons or property or are otherwise likely to result in a complaint or claim by passengers or an investigation by a governmental agency or authority, shall furnish to Continental as much detail as practicable concerning such irregularities and shall cooperate with Continental at Contractor's own expense in any appropriate investigation. Contractor shall adopt Continental's Emergency Response Plan for aircraft accidents or incidents, and shall be responsible for Continental's direct costs resulting from Contractor's participation in such plan. In the event of an accident or incident involving a Covered Aircraft, Continental will have the right, but not the obligation, to manage the emergency response efforts on behalf of Contractor and to approve settlement of any liability claims resulting from the accident or incident.

                           (b) Safety Audits. Continental shall have the right, at its own cost, to inspect, review, and observe Contractor's operations of Scheduled Flights, and/or to conduct a full safety and/or service audit of Contractor's operations, manuals and procedures reasonably related to Scheduled Flights, at such intervals as Continental reasonably requests. Any such safety review may include an audit of Contractor's maintenance and operating procedures, crew planning, passenger and baggage handling, customer service, personnel records, spare parts, inventory records, training records and manuals, and flight, flight training and operational personnel records.

         Section 4.05 Turboprops.

                           (a) Maintenance. Contractor shall notify Continental at least 30 days prior to performing the last scheduled maintenance event of any type (including airframe checks, and engine, propeller and landing gear overhauls) on any Turboprop Aircraft prior to the withdrawal date for such aircraft as agreed pursuant to Section 2.03. Upon notice from Continental that, prior to such maintenance event, such Turboprop Aircraft is to be withdrawn from the capacity purchase provisions of this Agreement pursuant to Section 2.03, then Contractor shall cancel such maintenance event. The expected cost of such maintenance event provided for in the Block Hour Rates and theretofore paid to Contractor, net of any out-of-pocket costs to Contractor of such cancellation, shall be credited to Continental in connection with the next reconciliation payment pursuant to Paragraph B(9) of Schedule 3.

                           (b) Post-Withdrawal Management. At the request of Continental, and at Continental's cost and direction, Contractor shall make arrangements for the storage and continued maintenance (including the keeping of active logs) of withdrawn Turboprop Aircraft that have not yet been returned to Continental or its designee, together with the Excess Inventory relating thereto.

         Section 4.06 Master Facility and Ground Handling Agreement. Contemporaneous with the execution and delivery of this Agreement, Contractor and Continental shall enter into a Master Facility and Ground Handling Agreement in the form attached hereto as Exhibit C.

         Section 4.07 Codeshare Terms. Contractor agrees to operate all Scheduled Flights using the Continental flight code and flight numbers assigned by Continental, or such other flight codes and flight numbers as may be assigned by Continental (to accommodate, for example, a Continental alliance partner), and otherwise under the codeshare terms set forth in Exhibit D.

         Section 4.08 Administrative Support and Information Services Provisioning Agreement. Contemporaneous with the execution and delivery of this Agreement, Continental and Contractor shall enter into the Administrative Support and Information Services Provisioning Agreement in the form attached hereto as Exhibit E.

         Section 4.09 Fuel Purchasing Agreement. Contemporaneous with the execution and delivery of this Agreement, Continental and Contractor shall enter into the Fuel Purchasing Agreement in the form attached hereto as Exhibit F.

         Section 4.10 Slots and Route Authorities. At the request of Continental made at any time and from time to time, including upon termination of this Agreement, Contractor shall use its commercially reasonable efforts to transfer to Continental or its designee, to the extent permitted by law, any airport takeoff or landing slots, route authorities or other similar regulatory authorizations held by Contractor and used for Scheduled Flights, in consideration of the payment to ExpressJet of the net book value, if any, of such slot, authority or authorization on ExpressJet's books. Contractor's obligations pursuant to the immediately preceding sentence shall survive the termination of this Agreement for so long as any transfer requested pursuant to this Section 4.10 shall not have been completed. Contractor hereby agrees that all of Contractor's contacts or communications with any applicable regulatory authority concerning any airport takeoff or landing slots, route authorities or other similar regulatory authorizations used for Scheduled Flights will be coordinated through Continental. If any airport takeoff or landing slot, route authority or other similar regulatory authorization held by Contractor and used for Scheduled Flights is withdrawn or otherwise forfeited as a result of Controllable Cancellations or any other reason within Contractor's reasonable control, then Contractor agrees to pay to Continental promptly upon demand an amount equal to the market value of such withdrawn or forfeited slot, authority or authorization.

         Section 4.11 Use of Continental Marks. Continental hereby grants to Contractor the non-exclusive and non-transferable rights to use the Continental Marks and other

Identification as provided in, and Contractor shall use the Continental Marks and other Identification in accordance with the terms and conditions of, Exhibit G.

         Section 4.12 Use of Contractor Marks. Contractor hereby grants to Continental the non-exclusive and non-transferable rights to use the Contractor Marks as provided in, and Continental shall use the Contractor Marks in accordance with the terms and conditions of, Exhibit H.

         Section 4.13 Catering Standards. Continental and Contractor shall comply with the catering requirements set forth on Exhibit I hereto. The parties agree that, in the event of a conflict between the provisions of Exhibit I and the Contractor Ground Handling Agreement, the provisions of Exhibit I shall control.

         Section 4.14 Ticket Handling Terms. Continental and Contractor shall comply with the ticket handling requirements set forth in Exhibit J hereto. The parties agree that, in the event of a conflict between the provisions of Exhibit J and the Contractor Ground Handling Agreement, the provisions of Exhibit J shall control.

                                   ARTICLE V
                              FINANCING OF AIRCRAFT

         Section 5.01 Financing of Firm and Option Aircraft. Subject to the terms and conditions of this Agreement, Continental agrees to participate, on behalf of Contractor, in the financing for the firm-order aircraft under the Embraer Contract as further set forth on Schedule 1 attached hereto in accordance with and subject to the terms and conditions of the Embraer Contract and this Article V. For any such firm-order aircraft that constitute Covered Aircraft, Continental shall lease such aircraft from Embraer or its equity designee pursuant to the Embraer Contract and (if applicable with respect to a particular aircraft) the Funding Agreement and sublease such aircraft to Contractor under a Covered Aircraft Sublease. For any such firm-order aircraft that become Uncovered Aircraft (either in connection with the release of Covered Aircraft pursuant to Section 2.02 or in connection with certain terminations of this Agreement), Continental shall lease (or continue to lease, as the case may
be) such aircraft from Embraer or its equity designee pursuant to the Embraer Contract and (if applicable with respect to a particular aircraft) the Funding Agreement and sublease such aircraft to Contractor under an Uncovered Aircraft Sublease, subject to the provisions of Section 5.03. In addition, Continental agrees to participate in the financing for the Embraer Option Aircraft that constitute Covered Aircraft pursuant to clause (i) of Section 2.05 as if such aircraft were firm-order aircraft under the Embraer Contract. Notwithstanding the foregoing, (i) if the other parties to any financing or lease transaction involving Covered Aircraft or Uncovered Aircraft consent to the release of Continental from any obligation to participate in such financing or otherwise to terminate Continental's head lease, in each case without increasing the obligations of Contractor under such contract, then Contractor agrees to consent to such release and agrees that the foregoing provisions of this Section 5.01 shall not apply in respect of such aircraft and (ii) Continental shall have no obligation under this Article V with respect to Undelivered Covered Aircraft that are deemed Uncovered Aircraft pursuant to Section 2.02 or Article IX. Contractor further agrees that Continental shall be entitled to assign or otherwise transfer its interest in any Uncovered Aircraft and/or any financing or lease agreements relating thereto, and Contractor shall not withhold its required consent, if any, to such assignment or transfer; provided, that Contractor shall not be required to agree to such transfer or assignment if such action would cause Contractor to be in default of such financing or lease agreement (in which event the Uncovered Aircraft or the financing or lease agreement shall not be assigned or transferred unless Continental shall have provided indemnification or other protection sufficient to hold Contractor harmless against any loss, damage, claim or expense arising out of such default) or if such transfer or assignment would violate any applicable law; and provided further that Contractor's expenses in connection with such transaction shall be reimbursed by Continental.

         Section 5.02 No Financing of Other Aircraft. Except as provided in
Section 5.01, the parties acknowledge and agree that Continental does not have any obligation hereunder to finance, arrange financing or participate in the financing of any aircraft on behalf of Contractor.

         Section 5.03 Refinancing or Replacement of Uncovered Aircraft.

                           (a) Refinancing at Contractor's Option. If Contractor shall have successfully negotiated a transaction at any time providing for the refinancing of an Uncovered Aircraft and the termination by Continental of the head lease relating to such aircraft, then Continental shall use its reasonable efforts to cooperate with Contractor to consummate the transaction; provided, that Continental shall not be required to terminate such head lease if such termination is not permitted by such head lease or such termination would violate any applicable law or cause a breach under any other contract to which Continental is a party, in which event the Uncovered Aircraft Sublease shall not be terminated; and provided further that Continental's expenses in connection with such transaction shall be reimbursed by Contractor.

                           (b) Replacement at Continental's Option. Continental shall be entitled at any time and from time to time to terminate the Uncovered Aircraft Sublease relating to an Uncovered Aircraft, and take possession of such Uncovered Aircraft, in a transaction providing for the delivery to Contractor of a Replacement Aircraft.

                                    (i) Replacement Using Embraer Option
                  Aircraft. If the Replacement Aircraft proposed by Continental is an Embraer Option Aircraft, then Continental may take possession of the replaced Uncovered Aircraft on or after the fifth day after the earlier of the actual delivery date of the Replacement Aircraft and the scheduled delivery date of the Replacement Aircraft (regardless of whether such Replacement Aircraft is actually delivered on such date, whether or not Contractor has elected to exercise its option with respect to such Replacement Aircraft and whether or not Contractor is able to finance the acquisition of such Replacement Aircraft); provided that Continental shall have given Contractor at least 30 days' advance written notice prior to the expiration of Contractor's option to acquire such Embraer Option Aircraft; and provided further that such Embraer Option Aircraft does not constitute a Replacement Aircraft for another Uncovered Aircraft.

                                    (ii) Replacement Using Other Embraer
                  Aircraft. If Continental (A) shall obtain the right to acquire (including by exercise of an option) any Embraer aircraft other than the Covered Aircraft and the Embraer Option Aircraft and (B) at least 30 days prior to the expiration of such right, shall propose in writing delivered to Contractor to acquire such aircraft or exercise an option for such aircraft on behalf of Contractor as a Replacement Aircraft for an Uncovered Aircraft, then Contractor shall be required to use its commercially reasonable efforts to finance the acquisition of such Replacement Aircraft prior to the expiration of such right. If Contractor shall obtain such financing on terms reasonably satisfactory to it prior to the expiration of such right, then (x) Continental shall acquire such Replacement Aircraft or cause it to be acquired, using such financing obtained by Contractor; (y) Continental shall be entitled to terminate the Uncovered Aircraft Sublease relating to such Uncovered Aircraft; and (z) Continental shall take possession of such Uncovered Aircraft on the fifth day after the delivery of such Replacement Aircraft to Contractor. If Contractor shall not obtain such financing on terms reasonably satisfactory to it prior to the expiration of such right, then Continental shall not be entitled to use such Embraer aircraft as a Replacement Aircraft for an Uncovered Aircraft.

         Section 5.04 Pre-Delivery Deposits. Continental shall pay all pre-delivery deposits required to be paid under the Embraer Contract in respect of all firm-order aircraft and all Embraer Option Aircraft other than those for which the option is being exercised in anticipation of such aircraft becoming an Uncovered Aircraft. If any of such pre-delivery deposits are returned to Contractor, Contractor shall promptly refund such amounts to Continental. Contractor shall be responsible for the payment of all other such pre-delivery deposits under the Embraer Contract.


         Section 5.05 Lease of Owned Aircraft. If Continental purchases or otherwise acquires title to any Covered Aircraft or Uncovered Aircraft, then Contractor shall cooperate reasonably with Continental to give effect to such purchase or acquisition, including by amending or otherwise re-executing each applicable Covered Aircraft Sublease and Uncovered Aircraft Sublease as a lease, in each case containing substantially the same terms and conditions as the corresponding sublease. If Continental owns any Covered Aircraft or Uncovered Aircraft as of the date hereof, then each reference in this document to a Covered Aircraft Sublease or Uncovered Aircraft Sublease shall be deemed to be a reference to a lease containing substantially the same terms and conditions as the corresponding sublease.

                                   ARTICLE VI
                  EXCLUSIVITY AND CERTAIN RIGHTS OF CONTINENTAL

         Section 6.01 Exclusivity; Use of Covered Aircraft. Contractor agrees that, except as otherwise directed or approved in writing by Continental in Continental's sole discretion, (i) the Covered Aircraft may be used only to provide the Regional Airline Services contemplated by this Agreement and (ii) the Covered Aircraft may not be used by Contractor for any other purpose (other than training flights, ferrying and other non-revenue flights related to the provision of the Regional Airline Services and consistent with past practices and Reasonable Operating Constraints), including without limitation flying for any other airline or on Contractor's own behalf.

         Section 6.02 Exclusive Arrangements at Hub Airports.

                           (a) Contractor Hub Flights. In furtherance of the capacity purchase arrangements hereunder, Continental and Contractor agree that Contractor shall operate only Scheduled Flights in or out of any Hub Airport prior to the Termination Date, except as otherwise approved in writing by Continental in its sole discretion.

                           (b) Continental Hub Flights. Subject to Section 9.05(c), Continental agrees that, without Contractor's prior written consent, Continental shall not fly or contract with a third party to fly on Continental's behalf any regional jets in or out of any Existing Hub Airports until the earlier of any Termination Date and December 31, 2005; provided that the foregoing provisions shall not apply with respect to up to ten flights per day operated by Continental's codeshare partners in or out of each Existing Hub Airport, which flights carry Continental's two-letter designator code "CO" or "CO*" as a secondary code; and provided, further, that (i) if the Embraer XRJ-145 aircraft does not meet design or performance specifications and the delivery of one or more Embraer XRJ-145 aircraft is cancelled or delayed by more than six months, and (ii) Contractor does not offer to provide to Continental regional airline services utilizing regional jet aircraft comparable to the Embraer XRJ-145 (assuming that such Embraer aircraft met its design and performance specifications) at block hour rates comparable to those provided herein for the XRJ-145 aircraft or, if higher, at a price at or lower than the price offered to Continental by any third party offering to provide such services, then the exclusivity provisions of this Section 6.02(b) shall not apply with respect to the block hours for which Continental would have utilized the Embraer XRJ-145 (which in any event may include routes and frequencies previously served by other Covered Aircraft).

         Section 6.03 Most Favored Nations. Notwithstanding any other provision in this Agreement to the contrary, at any time during which Continental is the largest customer of Contractor (measured by the percentage of all of Contractor's available seat miles represented by Scheduled ASMs during the most recently completed Performance Period), with respect to the purchase of Regional Airline Services hereunder Continental shall in all events be entitled to the same or comparable aggregate economic terms and conditions (measured by the net benefit to Contractor on a cost per available seat mile basis), on a most-favored-nations basis, as are provided, directly or indirectly, to any other Major Carrier by Contractor in any agreement or series of agreements for the provision of flight services for such Major Carrier on a capacity purchase basis (or other arrangements the economics of which replicate capacity purchase arrangements) with an aggregate of more than 10 aircraft. To the extent that any such agreement or arrangement is entered into and is not available for audit by Continental pursuant to Section 3.05(b) because of contractual confidentiality restrictions in such agreement or arrangement, then in connection with Contractor's entering into such agreement or arrangement, each of Contractor and (with respect to financial provisions only) its outside auditors shall be required to certify whether the net benefit to Contractor of the economic terms and conditions of such agreement or arrangement is comparable to or exceeds the net benefit to Contractor of the economic terms and conditions of this Agreement (in each case on a cost per available seat mile basis).

         Section 6.04 Change of Control. Upon the occurrence of a Change of Control of Holdings, XJT or ExpressJet, at any time during which Continental is the largest customer of Contractor (measured by the percentage of all of Contractor's available seat miles represented by Scheduled ASMs during the most recently completed Performance Period), to which Change of Control Continental shall not have consented in writing in advance, then without any further action by any party the Block Hour Rates shall be decreased for the remaining Term by an amount equal to such Block Hour Rates multiplied by the Cost Factor, and the provisions of Paragraph B(9)(d) of Schedule 3 shall be of no further force or effect.

                                   ARTICLE VII
                                    INSURANCE

         Section 7.01 Minimum Insurance Coverages. During the Term, in addition to any insurance required to be maintained by Contractor pursuant to the terms of any aircraft lease (including without limitation each Covered Aircraft Sublease and Uncovered Aircraft Sublease), or by any applicable governmental authority, Contractor shall maintain, or cause to be maintained, in full force and effect policies of insurance with insurers of recognized reputation and responsibility, in each case to the extent available on a commercially reasonable basis, as follows:

                           (a) Comprehensive aircraft hull and liability insurance, including aircraft third party, passenger liability (including passengers' baggage and personal effects), cargo and mail legal liability, and all-risk ground and flight physical damage, with a combined single limit of not less than $300 million per occurrence and a minimum limit in respect of personal injury (per clause AVN 60 or its equivalent) of $25 million per occurrence and in the aggregate;

                           (b) Workers' compensation as required by the appropriate jurisdiction and employer's liability with a limit of not less than $1,000,000 combined single limit; and

                           (c) Other property and liability insurance coverages of the types and in the amounts that would be considered reasonably prudent for a business organization of Contractor's size and nature, under the insurance market conditions in effect at the time of placement, but in any event of the type and the amount that Continental may reasonably require to prevent or minimize a disruption in the provision of Regional Airline Services resulting from a casualty or liability incident related to Contractor's operations. All coverages described in this Section 7.01 shall be placed with deductibles reasonably prudent for a business organization of Contractor's size and nature, under the insurance market conditions in effect at the time of placement.

Section 7.02 Endorsements. Unless Contractor and Continental are participating in a combined policy placement, Contractor shall cause the policies described in
Section 7.01 to be duly and properly endorsed by Contractor's insurance underwriters with respect to Contractor's flights and operations as follows:

                           (a) To provide that the underwriters shall waive subrogation rights against Continental, its directors, officers, agents, employees and other authorized representatives, except for their gross negligence or willful misconduct;

                           (b) To provide that Continental, its directors, officers, agents, employees and other authorized representatives shall be endorsed as additional insured parties, except for their gross negligence or willful misconduct;

                           (c) To provide that insurance shall be primary to and without right of contribution from any other insurance which may be available to the additional insureds;

                           (d) To include a breach of warranty provision in favor of the additional insureds;

                           (e) To accept and insure Contractor's hold harmless and indemnity undertakings set forth in this Agreement, but only to the extent of the coverage afforded by the policy or policies; and

                           (f) To provide that such policies shall not be canceled, terminated or materially altered, changed or amended until 30 days (but seven days or such lesser period as may be available in respect of hull, war and allied perils) after written notice shall have been sent to Continental.

         Section 7.03 Evidence of Insurance Coverage. At the commencement of this Agreement, and thereafter at Continental's request, Contractor shall furnish to Continental evidence reasonably satisfactory to Continental of such insurance coverage and endorsements (other than that obtained pursuant to Section 7.04 below), including certificates certifying that the such insurance and endorsements are in full force and effect. Initially, this evidence shall be a certificate of insurance. If Contractor fails to acquire or maintain insurance as herein provided, Continental may at its option secure such insurance on Contractor's behalf at Contractor's expense.

         Section 7.04 Insurance Through Combined Placement.

                           (a) Combined Placement. Promptly after the date hereof, Continental and Contractor shall seek to obtain bids from insurance providers with respect to airline hull and liability insurance, based on Continental's and Contractor's combined exposures. Each party will determine at its own discretion whether it will acquire this insurance based on the bids received. Any insurance so obtained will be a combined placement evidenced as appropriate by separate policies in the names of Continental and Contractor. If either party determines that it does not want to participate in such combined placement of insurance it will provide the other party written notice at least 120 days prior to the date for renewal of any existing insurance policy that covers both Contractor and Continental.

                           (b) Allocation of Costs. The parties hereto shall allocate the costs of any such combined placements as provided in Paragraph B(7) of Schedule 3.

                           (c) Adjustment for Major Loss. If there is a Major Loss under a combined placement insurance policy, Continental and Contractor will adjust the premium amounts paid by each party in accordance with the provisions set forth in Paragraph B(7) of Schedule 3.

                                  ARTICLE VIII
                                 INDEMNIFICATION

         Section 8.01 Contractor Indemnification of Continental. Contractor shall be liable for and hereby agrees to fully defend, release, discharge, indemnify and hold harmless Continental, its directors, officers, employees and agents from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, costs and expenses of any kind, character or nature whatsoever (in each case whether groundless or otherwise), including attorney's fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from Continental or its directors, officers, employees or agents (including any such losses, costs and expenses involving (i) death or injury (including claims of emotional distress and other non-physical injury by passengers) to any person including any of Contractor's or Continental's directors, officers, employees or agents, (ii) loss of, damage to, or destruction of property (including real, tangible and intangible property, and specifically including regulatory property such as route authorities, slots and other landing rights), including any loss of use of such property, and (iii) damages due to delays) in any manner arising out of, connected with, or attributable to (w) any act or omission by Contractor or any of its directors, officers, employees or agents relating to the provision of Regional Airline Services, (x) the performance, improper performance, or non-performance of any and all obligations to be undertaken by Contractor or any of its directors, officers, employees or agents pursuant to this Agreement, (y) the operation, non-operation, or improper operation of the Covered Aircraft or Contractor's equipment or facilities at any location or (z) the termination of an Uncovered Aircraft Sublease and the related head lease pursuant to Section 5.03(a) hereto, excluding only claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, costs and expenses to the extent resulting from the negligence or willful misconduct of Continental or its directors, officers, agents or employees. Contractor will do all things necessary to cause and assure, and will cause and assure, that Contractor will at all time be and remain in custody and control of all aircraft, equipment, and facilities of, or operated by, Contractor, and Continental and its directors, officers, employees and agents shall not, for any reason, be deemed to be in custody or control, or a bailee, of such aircraft, equipment or facilities.

         Section 8.02 Continental Indemnification of Contractor. Continental shall be liable for and hereby agrees fully to defend, release, discharge, indemnify, and hold harmless Contractor, its directors, officers, employees, and agents from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, costs and expenses of any kind, character or nature whatsoever (in each case whether groundless or otherwise), including attorneys' fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from Contractor, or its directors, officers, employees or agents (including any such losses, costs and expenses involving (i) death or injury (including claims of emotional distress and other non-physical injury by passengers) to any person including any of Contractor's or Continental's directors, officers, employees or agents, (ii) loss of, damage to, or destruction of property (including any loss of use of such property including real, tangible and intangible property, and specifically including regulatory property such as route authorities, slots and other landing rights), and (iii) damages due to delays) in any manner arising out of, connected with, or attributable to, (x) the performance, improper performance, or nonperformance of any and all obligations to be undertaken by Continental or any of its directors, officers, employees or agents pursuant to this Agreement, or (y) the operation, non-operation or improper operation of Continental's aircraft, equipment or facilities (excluding, for the avoidance of doubt, Covered Aircraft, Uncovered Aircraft and any equipment or facilities leased or subleased by Continental to Contractor) at any location, excluding only claims, demands, damages, liabilities, suits judgments, actions, causes of action, losses, costs and expenses to the extent resulting from the negligence or willful misconduct of Contractor or its directors, officers, agents or employees. Continental will do all things necessary to cause and assure, and will cause and assure, that Continental will at all times be and remain in custody and control of any aircraft, equipment and facilities of, or operated by, Continental, and Contractor and its directors, officers, employees and agents shall not, for any reason, be deemed to be in the custody or control, or a bailee, of such aircraft, equipment or facilities.

         Section 8.03 Indemnification Claims. A party (the "Indemnified Party") entitled to indemnification from another party under the terms of this Agreement (the "Indemnifying Party") shall provide the Indemnifying Party with prompt written notice

(an "Indemnity Notice") of any third party claim which the Indemnified Party believes gives rise to a claim for indemnity against the Indemnifying Party hereunder. The Indemnifying Party shall be entitled, if it accepts financial responsibility for the third party claim, to control the defense of or to settle any such third party claim at its own expense and by its own counsel; provided that the Indemnified Party's prior written consent (which may not be unreasonably withheld or delayed) must be obtained prior to settling any such third party claim. If the Indemnifying Party does not accept financial responsibility for the third party claim or fails to defend against the third party claim that is the subject of an Indemnity Notice within 30 days of receiving such notice (or sooner if the nature of the third party claim so requires), or otherwise contests its obligation to indemnify the Indemnified Party in connection therewith, the Indemnified Party may, upon providing written notice to the Indemnifying Party, pay, compromise or defend such third party claim. The Indemnified Party shall provide the Indemnifying Party with such information as the Indemnifying Party shall reasonably request to defend any such third party claim and shall otherwise cooperate with the Indemnifying Party in the defense of any such third party claim. Except as set forth in this
Section 8.03, the Indemnified Party shall not enter into any settlement or other compromise or consent to a judgment with respect to a third party claim as to which the Indemnifying Party has an indemnity obligation hereunder without the prior written consent of the Indemnifying Party (which may not be unreasonably withheld or delayed), and the entering into of any settlement or compromise or the consent to any judgment in violation of the foregoing shall constitute a waiver by the Indemnified Party of its right to indemnity hereunder to the extent the Indemnifying Party was prejudiced thereby. Any Indemnifying Party shall be subrogated to the rights of the Indemnified Party to the extent that the Indemnifying Party pays for any loss, damage or expense suffered by the Indemnified Party hereunder.

         Section 8.04 Employer's Liability; Independent Contractors; Waiver of Control.

                           (a) Employer's Liability and Workers' Compensation. Each party hereto assumes full responsibility for its employer's liability and workers' compensation liability to its own officers, directors, employees or agents on account of injury or death resulting from or sustained in the performance of their respective service under this Agreement. Each party, with respect to its own employees, accepts full and exclusive liability for the payment of workers' compensation and employer's liability insurance premiums with respect to such employees, and for the payment of all taxes, contributions or other payments for unemployment compensation or old age benefits, pensions or annuities now or hereafter imposed upon employers by the government of the United States or any other governmental body, including state, local or foreign, with respect to such employees measured by the wages, salaries, compensation or other remuneration paid to such employees, or otherwise, and each party further agrees to make such payments and to make and file all reports and returns, and to do everything to comply with the laws imposing such taxes, contributions or other payments.

                           (b) Independent Contractors. The employees, agents, and independent contractors of Contractor engaged in performing any of the services Contractor is to perform pursuant to this Agreement are employees, agents, and independent contractors of Contractor for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of Continental. In its performance under this Agreement, Contractor will act, for all purposes, as an independent contractor and not as an agent for Continental. Notwithstanding the fact that Contractor has agreed to follow certain procedures, instructions and standards of service of Continental pursuant to this Agreement, Continental will have no supervisory power or control over any employees, agents or independent contractors engaged by Contractor in connection with its performance hereunder, and all complaints or requested changes in procedures made by Continental will, in all events, be transmitted by Continental to Contractor's designated representative. Nothing contained in this Agreement is intended to limit or condition Contractor's control over its operations or the conduct of its business as an air carrier, and Contractor and its principals assume all risks of financial losses which may result from the operation of the air services to be provided by Contractor hereunder.

                           (c) Employees. The employees, agents, and independent contractors of Continental engaged in performing any of the services Continental is to perform pursuant to this Agreement are employees, agents, and independent contractors of Continental for all purposes, and under no circumstances will be deemed to be employees, agents, or independent contractors of Contractor. Contractor will have no supervision or control over any such Continental employees, agents and independent contractors and any complaint or requested change in procedure made by Contractor will be transmitted by Contractor to Continental's designated representative. In its performance under this Agreement, Continental will act, for all purposes, as an independent contractor and not as an agent for Contractor.

                           (d) Contractor Flights. The fact that Contractor's operations are conducted under Continental's Marks and listed under the CO designator code will not affect their status as flights operated by Contractor for purposes of this Agreement or any other agreement between the parties, and Contractor and Continental agree to advise all third parties, including passengers, of this fact.

         Section 8.05 Survival. The provisions of this Article VIII shall survive the termination of this Agreement for a period of seven years.

                                   ARTICLE IX
                  TERM, TERMINATION AND DISPOSITION OF AIRCRAFT

         Section 9.01 Base Term. This Agreement shall commence on and shall be effective as of January 1, 2001 and, unless earlier terminated or extended as provided herein, shall continue until December 31, 2010 (the "Base Term").

         Section 9.02 Extension Terms. The term of this Agreement may be extended at the sole election of Continental for up to four additional five-year terms (each, an

"Extension Term") upon written notice to Contractor delivered at least 24 months prior to the expiration of the Base Term or the Extension Term, as applicable.

         Section 9.03 Early Termination.


                           (a) By Continental after Five Years. Continental may terminate this Agreement for any reason or for no reason, at its sole option, at any time on or after January 1, 2006, by providing written notice to Contractor that specifies a Termination Date of not more than 18 months nor less than 12 months after the provision of such notice. Such written notice may be delivered before January 1, 2006 so long as the Termination Date is on or after January 1, 2006.


                           (b) By Continental for Cause. Continental may terminate this Agreement, with or without any advance notice, upon the occurrence and continuation of any event that constitutes Cause.

                           (c) By Continental for Breach. Continental may terminate this Agreement, with or without any advance notice, upon the occurrence of a material breach of this Agreement by Contractor as described in clause (ii) below. Continental may terminate this Agreement upon the occurrence of any other material breach of this Agreement by Contractor, which breach shall not have been cured within 90 days after written notice of such breach is delivered by Continental to Contractor. The parties hereto agree that, without limiting the circumstances or events that may constitute a material breach, (i) the occurrence of a System Flight Disruption, a Labor Strike or any event constituting Cause shall constitute a material breach of this Agreement by Contractor, (ii) at any time that Continental makes a reasonable and good faith determination, using recognized standards of safety, that there is a material safety concern with the operation of any Scheduled Flights, Contractor shall be deemed to have materially breached this Agreement and (iii) the grounding of any of the Embraer Fleets by regulatory or court order or other governmental action shall constitute a material breach of this Agreement by Contractor.

                           (d) By Contractor for Breach. Contractor may terminate this Agreement upon the occurrence of any material breach of this Agreement by Continental, which breach shall not have been cured within 90 days after written notice of such breach is delivered by Contractor to Continental.

                           (e) Survival During Wind-Down Period. Upon any termination hereunder, the Term shall continue, and this Agreement shall survive in full force and effect, beyond the Termination Date until the end of the Wind-Down Period, and the rights and obligations of the parties under this Agreement, including without limitation remedies available upon the occurrence of events constituting Cause or material breach, shall continue with respect to the Covered Aircraft until they become Uncovered Aircraft.

         Section 9.04 Disposition of Aircraft during Wind-Down Period.

                           (a) Termination by Continental After Five Years. If this Agreement is terminated by Continental under Section 9.03(a), then the Covered Aircraft shall be withdrawn from the capacity purchase provisions of this Agreement in accordance with the following terms and conditions:

                                    (i) At the time of delivery of any notice of
                  termination delivered pursuant to Section 9.03(a), Continental shall deliver to Contractor a Wind-Down Schedule providing for the withdrawal of all Covered Aircraft from the capacity purchase provisions of this Agreement, delineating the number of each aircraft type to be withdrawn by month.

                                    (ii) The Wind-Down Schedule may not provide
                  for the withdrawal of more than 15 Delivered Covered Aircraft per month, and may not provide for the withdrawal of any Delivered Covered Aircraft more than 60 months after the Termination Date. Undelivered Covered Aircraft (determined as of the Termination Date) shall be deemed to be Uncovered Aircraft on the Termination Date.

                                    (iii) Contractor shall have nine months
                  after receipt of the proposed Wind-Down Schedule to notify Continental whether it elects to retain any of the Covered Aircraft being withdrawn (whether such Covered Aircraft constitute Delivered Covered Aircraft or Undelivered Covered Aircraft). If Contractor elects to keep any Delivered Covered Aircraft, then its notice must set forth by calendar month the number and type of aircraft it proposes to retain, such number of any particular type of aircraft in any particular month to be no greater than the number of such type of aircraft scheduled to be withdrawn during such month pursuant to the Wind-Down Schedule. In addition, regardless of whether it intends to retain any aircraft, Contractor shall include in its notice a reasonably detailed current summary of the maintenance and repair condition of each aircraft and Engine and a list detailing the location of each Engine (by aircraft or, if appropriate, maintenance facility).

                                    (iv) Within 30 days after receipt of
                  Contractor's notice of its election to retain Covered Aircraft being withdrawn, Continental shall select the individual aircraft to be withdrawn according to the Wind-Down Schedule, including those aircraft to be retained by Contractor, and shall notify Contractor of its selection. Continental shall have complete discretion in the selection of the particular Covered Aircraft to be withdrawn in any month and those to be retained by Contractor; provided that Continental must adhere to the timing, number and type of aircraft to be retained by Contractor as provided in Contractor's notice to Continental delivered pursuant to Section 9.04(a)(iii).

                                    (v) If any Covered Aircraft is being
                  retained by Contractor pursuant to this Section 9.04, then effective on the first day of the month in which such Covered Aircraft becomes an Uncovered Aircraft pursuant to the Wind-Down Schedule the Covered Aircraft Sublease with respect to such aircraft shall be terminated and replaced with an Uncovered Aircraft Sublease. Upon each such aircraft becoming an Uncovered Aircraft, Contractor shall calculate a maintenance reimbursement equal to the product of (x) the average cost of a heavy maintenance visit for such aircraft type during the previous six months and (y) a fraction, the numerator of which is the number of hours remaining until the next heavy maintenance visit for such aircraft minus 1/2 of the total number of hours allowable between heavy maintenance visits for such aircraft, and the denominator of which is the total number of hours allowable between heavy maintenance visits for such aircraft. At the time of such withdrawal (I) Continental shall pay Contractor an amount equal to such maintenance reimbursement, if the numerator of such fraction is less than zero, (II) Contractor shall pay Continental an amount equal to such maintenance reimbursement, if the numerator of such fraction is greater than zero, and (III) there shall be no maintenance reimbursement payable pursuant to this sentence if the numerator of such fraction is equal to zero. In addition, if Continental shall have previously reimbursed Contractor for the cost of any engine life-limited component pursuant to Paragraph B(3) of Schedule 3 which component is installed in such aircraft, then Contractor shall pay to Continental an amount equal to the cost of such life-limited component multiplied by a fraction, the numerator of which is the number of hours remaining in the life of such life-limited part, and the denominator of which is the total number of hours in the life of such life-limited part. Contractor may elect, in lieu of making the payment contemplated by the preceding sentence to pay such amount plus accrued interest, which interest shall accrue monthly at the interest rate used in the Uncovered Aircraft Sublease for such aircraft to determine the lease payments thereunder, in equal monthly installments over the remaining term of the Uncovered Aircraft Sublease with respect to such aircraft.

                                    (vi) Upon the withdrawal of a Covered
                  Aircraft that is being returned to Continental (or its designee) pursuant to this Section 9.04, the Covered Aircraft Sublease with respect to such aircraft shall be terminated, and Contractor shall not be required to meet the return conditions applicable to such aircraft that relate to time or cycles remaining between maintenance events or to any time- or cycle- controlled part under clause (v) of Section 4 of the Covered Aircraft Sublease; provided that Contractor shall remain obligated to comply with all other provisions of the Covered Aircraft Sublease applicable at the time, including without limitation provisions generally applicable to the maintenance, airworthiness, repair and general operating condition and cleanliness of the aircraft; and provided further, that the general condition of the Covered Aircraft being returned shall not have materially changed relative to the condition of Contractor's fleet of the same aircraft type since the notice of termination was delivered by Continental to Contractor, and the withdrawn aircraft being returned shall have not been discriminated against or operated, maintained or otherwise treated differently (including with respect to the removal of any part for convenience or without cause) than any other Covered Aircraft

                                    (vii) In connection with the withdrawal of
                  each Covered Aircraft, whether such aircraft is being retained by Contractor as an Uncovered Aircraft or returned to Continental or its designee, Continental shall have complete discretion in the selection of the particular Engines or Turboprop engines, as the case may be, to be withdrawn in connection with any particular aircraft and shall notify Contractor of its selection not less than 10 days after Continental shall have selected aircraft to be withdrawn pursuant to Section 9.04(a)(iv). Continental shall bear the cost of any engine swaps reasonably necessary to accommodate its engine selections, based on the engine-location list provided to Continental by Contractor; provided that Contractor use its commercially reasonable efforts to minimize the number and cost of engine swaps reasonably necessary to accommodate Continental's engine selections and shall be responsible for the cost of all such swaps, if any, required because of any inaccuracy in the engine-location list provided to Continental by Contractor.

                           (b) Termination by Continental for Cause. If this Agreement is terminated by Continental under Section 9.03(b), then the Covered Aircraft shall be withdrawn from the capacity purchase provisions of this Agreement and Continental shall have the option to take possession (or direct possession to its designee) of any of such aircraft in accordance with the following terms and conditions:

                                    (i) Within five Business Days after the
                  Termination Date, Continental may elect by written notice to Contractor to withdraw, effective as of the Termination Date, all of the Covered Aircraft from the capacity provisions of this Agreement and to terminate all of the Covered Aircraft Subleases and replace such subleases with Uncovered Aircraft Subleases (such an election being referred to as an "Immediate Withdrawal Election"). If Continental makes an Immediate Withdrawal Election, Continental shall provide to Contractor within five Business Days after the Termination Date a Wind-Down Schedule that provides for the return to Continental (and for the termination of the related Uncovered Aircraft Sublease) of any of such aircraft that Continental elects to retain, delineating the date of the return of such aircraft. Such Wind-Down Schedule will provide for the return to Continental of all such aircraft within 360 days following the Termination Date. Contractor shall deliver possession of such aircraft to Continental or its designee in accordance with the Wind-Down Schedule.

                                    (ii) If Continental determines not to make
                  an Immediate Withdrawal Election, Continental shall provide to Contractor within five Business Days after the Termination Date a Wind-Down Schedule providing for the withdrawal of all Covered Aircraft from the capacity purchase provisions of this Agreement, delineating the date of the withdrawal of each Covered Aircraft. The Wind-Down Schedule will provide for the withdrawal of all Covered Aircraft within 360 days following the Termination Date. Continental shall also indicate in the Wind-Down Schedule which aircraft shall be returned to Continental (or its designee). Contractor shall deliver possession of such aircraft to Continental or its designee upon the withdrawal of such aircraft from the capacity provisions of this Agreement in accordance with the Wind-Down Schedule.

                                    (iii) Contractor shall be required to retain
                  as Uncovered Aircraft all aircraft (including all Turboprop Aircraft) not determined by Continental to be returned to Continental pursuant to this Section 9.04(b), and the provisions of Section 9.04(a)(v) shall apply as if such aircraft were being retained by Contractor in connection with a termination under Section 9.03(a). With respect to each such aircraft being returned to Continental (or its designee), the provisions of Section 9.04(a)(vi) shall apply as if the aircraft were being returned to Continental in connection with a termination under Section 9.03(a) (except that if Continental makes an Immediate Withdrawal Election, an Uncovered Aircraft Sublease with respect to a particular aircraft will not terminate until such aircraft is returned to Continental in accordance with the Wind-Down Schedule). With respect to any Turboprop Aircraft owned by Contractor and not previously retired, if Continental elects to take possession of such aircraft it shall purchase such aircraft and the Excess Inventory relating thereto for a price equal to the book value of such aircraft and such Excess Inventory on Contractor's most recent financial statements. In connection with the withdrawal of each Covered Aircraft from the capacity purchase provisions of this Agreement pursuant to this Section 9.04(b), whether such aircraft is being retained by Contractor as an Uncovered Aircraft or returned to Continental or its designee, Continental shall have complete discretion in the selection of the particular Engines or Turboprop engines, as the case may be, to be withdrawn in connection with any particular aircraft and shall notify Contractor of its selection not less than 10 days after Continental shall have selected aircraft to be withdrawn pursuant to this Section 9.04(b). At Continental's request, Contractor shall promptly provide a list detailing the location of each engine (by aircraft or, if appropriate, maintenance facility). Continental shall bear the cost of any engine swaps reasonably necessary to accommodate the engine selections, based on the engine-location list provided to Continental by Contractor;

                  provided that Contractor shall use its commercially reasonable efforts to minimize the number and cost of engine swaps reasonably necessary to accommodate the engine selections and shall be responsible for the cost of all such swaps, if any, required because of any inaccuracy in the engine-location list provided to Continental by Contractor.

                           (c) Termination by Continental for Breach. If this Agreement is terminated by Continental under Section 9.03(c), then the provisions of Section 9.04(a) shall apply as if this Agreement were terminated under Section 9.03(a), except that (i) Continental shall have the option to deem such Covered Aircraft withdrawn from the capacity purchase provisions of this Agreement as of the Termination Date or according to the Wind-Down Schedule, and each Covered Aircraft Sublease shall be terminated with the aircraft being returned to Continental or replaced with an Uncovered Aircraft Sublease as applicable; (ii) the Wind-Down Schedule may not commence until the later of the Termination Date and 30 days following Continental's delivery of the Wind-Down Schedule to Contractor, (iii) Contractor shall have 15 days after receipt of such Wind-Down Schedule to notify Continental of its decision to retain any of the Covered Aircraft or any aircraft that were Covered Aircraft immediately prior to such Termination Date, (iv) Continental shall have five days after receipt of such notice from Contractor to select the individual aircraft to be returned to Continental; (v) Contractor shall be required to retain any Turboprop Aircraft owned by Contractor and not previously retired, unless Continental elects to purchase such aircraft and the Excess Inventory relating thereto for a price equal to the book value of such aircraft and such Excess Inventory on Contractor's most recent financial statements; and (vi) in connection with the withdrawal of each Covered Aircraft, whether such aircraft is being retained by Contractor as an Uncovered Aircraft or returned to Continental or its designee, Continental shall have complete discretion in the selection of the particular Engines or Turboprop engines to be withdrawn in connection with any particular aircraft and shall notify Contractor of its selection not less than five days after Continental shall have selected aircraft to be withdrawn pursuant to this Section 9.04(c). At Continental's request, Contractor shall promptly provide a list detailing the location of each such engine (by aircraft or, if appropriate, maintenance facility). Continental shall bear the cost of any engine swaps reasonably necessary to accommodate its engine selections, based on the engine-location list provided to Continental by Contractor; provided that Contractor shall use its commercially reasonable efforts to minimize the number and cost of engine swaps reasonably necessary to accommodate Continental's engine selections and shall be responsible for the cost of all such swaps, if any, required because of any inaccuracy in the engine-location list provided to Continental by Contractor.

                           (d) Termination by Contractor for Breach. If this Agreement is terminated by Contractor under Section 9.03(d), then the Covered Aircraft shall be withdrawn from the capacity purchase provisions of this Agreement in accordance with the following terms and conditions:

                                    (i) The notice of termination delivered by
                  Contractor to Continental pursuant to Section 9.03(d) shall contain a Termination Date that is at least 180 days after the date of such notice, and a Wind-Down Schedule beginning on such Termination Date and setting forth the number and type of Covered Aircraft that Contractor elects to retain as Uncovered Aircraft. The Wind-Down Schedule may not provide for the withdrawal of more than 15 Delivered Covered Aircraft per month, and may not provide for the withdrawal of any Delivered Covered Aircraft more than 60 months after the Termination Date. Undelivered Covered Aircraft (determined as of the Termination Date) shall be deemed to be withdrawn on the Termination Date (whether or not retained as Uncovered Aircraft). In addition, regardless of whether it intends to retain any aircraft, Contractor shall include in its notice a reasonably detailed current summary of the maintenance and repair condition of each aircraft and each Engine and Turboprop engine and a list detailing the location of each Engine and Turboprop engine (by aircraft or, if appropriate maintenance facility).

                                    (ii) Continental shall, within 120 days of
                  receipt of such Wind-Down Schedule from Contractor, propose a schedule for the withdrawal from the capacity purchase provisions of this Agreement of the Covered Aircraft not being retained by Contractor, which aircraft shall be returned to Continental (or its designee) upon their withdrawal from the capacity purchase provisions of this Agreement; provided that such Wind-Down Schedule may not provide for the withdrawal of more than 15 Delivered Covered Aircraft per month (inclusive of those aircraft being retained by Contractor), and may not provide for the withdrawal of any Delivered Covered Aircraft more than 60 months after the Termination Date. Continental shall select the individual aircraft to be withdrawn according to the Wind-Down Schedule, including those aircraft to be retained by Contractor, and shall notify Contractor of its selection. Continental shall have complete discretion in the selection of the particular Covered Aircraft to be withdrawn in any month and those to be retained by Contractor; provided that Continental must adhere to the timing, number and type of aircraft to be retained by Contractor as provided in Contractor's notice to Continental delivered pursuant to
                  Section 9.04(d)(i). In addition, in connection with the withdrawal of each Covered Aircraft, whether such aircraft is being retained by Contractor as an Uncovered Aircraft or returned to Continental or its designee, Continental shall have complete discretion in the selection of the particular Engines or Turboprop engines to be withdrawn in connection with any particular aircraft and shall notify Contractor of its selection not less than 10 days after Continental shall have selected aircraft to be withdrawn pursuant to this
                  Section 9.04(d). Continental shall bear the cost of any engine swaps reasonably necessary to accommodate its engine selections, based on the engine-location list provided to Continental by Contractor; provided that Contractor shall use its commercially reasonable efforts to minimize the number and cost of engine swaps reasonably necessary to accommodate Continental's engine selections and shall be responsible for the cost of all such swaps, if any, required because of any inaccuracy in the engine-location list provided to Continental by Contractor.

                                    (iii) Within 30 days of receipt of
                  Continental's Wind-Down Schedule, Contractor may elect in writing to have all of the Covered Aircraft being returned to Continental (or its designee) converted to Uncovered Aircraft and returned to Continental effective as of the Termination Date. If Contractor does not make such an election, such Covered Aircraft shall be converted to Uncovered Aircraft and returned to Continental both in accordance with Continental's Wind-Down Schedule delivered pursuant to Section 9.04(d)(ii).

                                    (iv) With respect to each aircraft that is
                  retained by Contractor pursuant to this Section 9.04(d), the provisions of Section 9.04(a)(v) shall apply as if the aircraft were being retained by Contractor in connection with a termination under Section 9.03(a). With respect to each such aircraft being returned to Continental (or its designee) pursuant to this Section 9.04(d), the provisions of Section 9.04(a)(vi) shall apply as if the aircraft were being returned to Continental in connection with a termination under Section 9.03(a).

                           (e) Termination at End of Term. If the Agreement is terminated at the end of the Base Term or any Extension Term, then the provisions of Section 9.04(a) shall apply as if the termination were pursuant to Section 9.03(a), except that the Termination Date shall be the end of such Base Term or Extension Term, and Continental's initial Wind-Down Schedule shall be delivered to Contractor not less than 24 months prior to the Termination Date, and Contractor shall have 12 months after receipt of the proposed Wind-Down Schedule to notify Continental of any Covered Aircraft that Contractor elects to retain.

                           (f) Termination of Other Financings. If any Covered Aircraft are not leased from Continental, but are subject to a security interest or mortgage in favor of Continental in connection with Continental's guarantee of Contractor's lease or purchase obligations, then the foregoing provisions relating to the termination of subleases shall apply instead to the foreclosure by Continental under such security interest or mortgage, as the case may be, and the foregoing provisions relating to increased lease rates shall apply instead to the payment by Contractor to Continental of a financing fee equal to two percent per annum of the amount guaranteed for the life of Contractor's lease or outstanding obligations with respect to the applicable Covered Aircraft.

                           (g) Maintenance at Continental's Expense. With respect to any aircraft being returned to Continental by Contractor, if pursuant to the provisions of this Agreement Contractor is released from the obligation to meet any return conditions applicable to such aircraft under the Covered Aircraft Sublease applicable thereto, Contractor shall, at Continental's cost, perform such maintenance on such aircraft, consistent with Contractor's maintenance program, as and when requested by Continental prior to such return.

                           (h) Fleet Hour Program. In connection with the return of any Covered Aircraft to Continental, Contractor shall use its commercially reasonable efforts to facilitate the participation by Continental in the fleet hour program of Rolls Royce Allison, and in connection therewith both Contractor and Continental shall cooperate in connection with any adjustment of charges pursuant to Section 5.4.3 of the Flight Hour Agreement precipitated by the return of any Covered Aircraft to Continental.

                           (i) Excess Inventory and Improvements.

                                    (i) In connection with the return of any
                  Covered Aircraft to Continental (whether pursuant to Section
                  2.02 or this Article IX), Continental shall promptly purchase from Contractor the Excess Inventory relating thereto at a price equal to the book value of such Excess Inventory on Contractor's most recent financial statements.

                                    (ii) In connection with the return of any
                  Covered Aircraft to Continental (whether pursuant to Section
                  2.02 or this Article IX) which Covered Aircraft shall contain improvements that are reflected as an asset on Contractor's most recent financial statements, then Continental shall promptly pay to Contractor the book value of such improvements as reflected in such financial statements.

                                    (iii) In connection with the retention of
                  any Covered Aircraft by Contractor (whether pursuant to Section 2.02 or this Article IX) which Covered Aircraft shall contain improvements that are reflected as an asset on Continental's most recent financial statements, then Contractor shall promptly pay to Continental the book value of such improvements as reflected in such financial statements.

         Section 9.05 Other Remedies for Breach.

                           (a) Material Breach by Contractor. Upon a material breach of this Agreement by Contractor (including without limitation, those described in Section 9.03(c)), which breach shall not have been cured within 60 days after written notice delivered by Continental to Contractor, then for the period from such 60th day until such breach is cured or the Agreement is otherwise terminated by Continental pursuant to Section 9.03, in addition to, and not in limitation of, any recourse or remedy available to Continental at law or in equity, Contractor shall pay to Continental on the 1st and 15th of each month during such period an amount equal to the greater of the Cost Factor and the Prevailing Margin, multiplied by Contractor's aggregate fixed and variable operating costs allocable to Scheduled Flights for the semi-monthly period ending one calendar month prior to the date of such payment; provided, that if the material breach is in respect of any event constituting Cause, the 60-day cure period referenced above shall not apply, and Contractor shall pay such amounts to Continental from the first day of such material breach until such breach is cured or the Agreement is otherwise terminated by Continental pursuant to Section 9.03; and provided further, that in no event shall Contractor be required to pay to Continental under this
         Section 9.05(a) in respect of any calendar month an amount that is in excess of the aggregate amount received by Contractor from Continental in respect of such calendar month pursuant to Section 3.06 (it being understood that the aggregate amount received by Contractor from Continental in respect of any calendar month shall include any amounts that would have been received but for the set-off of any such amounts by Continental pursuant to Section 11.16).

                           (b) Material Breach by Continental. Upon a material breach of this Agreement by Continental, which breach shall not have been cured within 60 days after written notice delivered by Contractor to Continental, then for the period from such 60th day until such breach is cured or the Agreement is otherwise terminated by Contractor pursuant to Section 9.03, in addition to, and not in limitation of, any recourse or remedy available to Contractor at law or in equity, Contractor shall be entitled to obtain the payments due to it hereunder directly from Airline Clearing House, Inc. for the duration of such default.

                           (c) Labor Strike. In the event of a Labor Strike, then (i) the provisions of Section 6.02(b) shall no longer apply for the duration of the Term, (ii) the provisions of Paragraph B(6)(e) of
         Schedule 3 and Section 9.05(a) shall apply, (iii) after each of the 2nd, 15th, 30th, 45th, 60th and 75th days of such Labor Strike, Continental (or its designee) shall be entitled to take immediate possession of up to 20 Covered Aircraft (up to a total of 120 aircraft after such 75th day) designated by Continental, which shall simultaneously be withdrawn from this Agreement and the provisions of
         Section 9.04(a)(vi) shall apply as if such aircraft were being returned to Continental in connection with a termination under Section 9.03(a), and (iv) if Continental (or its designee) shall take possession of any aircraft pursuant to clause (iii) above, then for so long as the Labor Strike shall continue and for 180 days thereafter, Contractor shall provide Continental or its designee with first-priority access to all of Contractor's operating and training facilities, including without limitation, flight simulators and hangars, at the standard rental rate charged by Contractor to third parties prior to the beginning of the Labor Strike (or, if Contractor had not rented any such facility, at non-strike market rates), and to its inventory of spare parts and other equipment at market rates, in each case for such period of time and to such extent as is necessary and prudent in Continental's judgment to operate such aircraft safely and to integrate such aircraft and such operations into Continental's (or its designee's) fleet and operations.

                           (d) Punitive Damages. No party to this Agreement or any of its affiliates shall be liable to any other party hereto or any of its affiliates for claims for punitive, special or exemplary damages, arising out of or relating to this Agreement or the transactions contemplated hereby, regardless of whether a claim is based on contract, tort (including negligence), strict liability, violation of any applicable deceptive trade practices act or similar law or any other legal or equitable principle, and each party releases the others and their respective affiliates from liability for any such damages. No party shall be entitled to rescission of this Agreement as a result of breach of any other party's representations, warranties, covenants or agreements, or for any other matter.

                                   ARTICLE X
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 10.01 Representations, Warranties and Covenants of Holdings, XJT and ExpressJet. Holdings, XJT and ExpressJet, jointly and severally, represent, warrant and covenant to Continental as of the date hereof as follows:

                           (a) Organization and Qualification. Each of Holdings, XJT and ExpressJet is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, operate and use its assets and operate the Regional Airline Services.

                           (b) Authority Relative to this Agreement. Each of Holdings, XJT and ExpressJet has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each of Holdings, XJT and ExpressJet. This Agreement has been duly and validly executed and delivered by each of Holdings, XJT and ExpressJet and is, assuming due execution and delivery thereof by Continental and that Continental has legal power and right to enter into this Agreement, a valid and binding obligation of each of Holdings, XJT and ExpressJet, enforceable against each of Holdings, XJT and ExpressJet in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

                           (c) Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by each of Holdings, XJT and ExpressJet of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of either Holdings', XJT's or ExpressJet's certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Holdings, XJT or ExpressJet is a party, (ii) result in the creation or imposition of liens in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens.

                           (d) Broker. None of Holdings, XJT or ExpressJet has retained or agreed to pay any broker or finder with respect to this Agreement and the transactions contemplated hereby.

                           (e) Board Designee. At all times during the Term, with respect to XJT and ExpressJet, and, with respect only to Holdings, when Continental has ceased to elect at least one director pursuant to its ownership of special voting preferred stock of Holdings, each of Holdings, XJT and ExpressJet agrees that it will endeavor to ensure that an individual designated from time to time by Continental (who shall not be a director, officer or employee of Continental) shall be a member of the board of directors of Holdings, XJT or ExpressJet, as the case may be. In furtherance of such endeavors, at the time of any nomination, appointment or election of any board member of Holdings, XJT or ExpressJet, when no Continental designee is a member of such board, and, with respect only to Holdings, when Continental has ceased to elect at least one director pursuant to its ownership of special voting preferred stock of Holdings, then Holdings, XJT or ExpressJet, as the case may be, shall nominate or appoint, as the case may be, an individual designated by Continental at such time and, in the event of a shareholders vote, shall recommend to shareholders such individual's election to the board. In addition, at any time when no Continental designee is a member of its board and at Continental's request, Holdings, XJT or ExpressJet, as the case may be, shall invite the individual designated by Continental at such time to attend all board meetings (including telephonic meetings) and review all actions taken without a meeting, and shall provide such individual, at the same time as provided to board members, all materials provided to board members in connection with such meetings or actions taken without a meeting.

         Section 10.02 Representations and Warranties of Continental. Continental represents and warrants to Holdings, XJT and ExpressJet as of the date hereof as follows:

                           (a) Organization and Qualification. Continental is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware.

                           (b) Authority Relative to this Agreement. Continental has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Continental. This Agreement has been duly and validly executed and delivered by Continental and is, assuming due execution and delivery thereof by Holdings, XJT and ExpressJet and that Holdings, XJT and ExpressJet each has legal power and right to enter into this Agreement, a valid and binding obligation of Continental, enforceable against Continental in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

                           (c) Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by Continental of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of Continental's certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Continental is a party, (ii) result in the creation or imposition of any liens in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens.

                           (d) Broker. Continental has not retained or agreed to pay any broker or finder with respect to this Agreement and the transactions contemplated hereby.

                                   ARTICLE XI
                                  MISCELLANEOUS

         Section 11.01 Amendment of Certain Contracts. Without Continental's express prior written consent, Contractor shall not amend, supplement, grant a waiver or extension under, or otherwise modify (i) the Embraer Contract in any manner that results in changes to the pricing, number or delivery schedule of firm-order and option aircraft subject to such agreements, the financing or leasing arrangements contained therein, or any other changes that may be expected to adversely affect Continental's rights, benefits or obligations under this Agreement or Contractor's ability to perform hereunder, or (ii) the Flight Hour Agreement in any manner that adversely affects the engine maintenance costs of Contractor or Continental in respect of the Covered Aircraft. Contractor agrees to consent to any amendment of the Embraer Contract that reduces the financing or other obligations of Continental under the Embraer Contract, provided that such amendment does not increase the obligations of Contractor under such contract, it being understood that such amendment shall not discharge or otherwise reduce Continental's obligations under Article V.

         Section 11.02 Notices. All notices made pursuant to this Agreement shall be in writing and shall be deemed given upon (a) a transmitter's confirmation of a receipt of a facsimile transmission (but only if followed by confirmed delivery by a standard overnight courier the following Business Day or if delivered by hand the following Business Day), or (b) confirmed delivery by a standard overnight courier or delivered by hand, to the parties at the following addresses:

if to Continental:

         Continental Airlines, Inc.
         1600 Smith Street, HQSCD
         Houston, Texas 77002
         Attention: Senior Vice President - Corporate Development
         Telecopy No.: (713) 324-3229

with a copy to:

         Continental Airlines, Inc.
         1600 Smith Street, HQSLG
         Houston, Texas 77002
         Attention: General Counsel
         Telecopy No.: (713) 324-5161

if to Holdings, XJT or ExpressJet to:

         ExpressJet Holdings, Inc.
         1600 Smith Street, HQSCE
         Houston, Texas 77002
         Attention:  Chief Financial Officer
         Telecopy No.: (713) 324-4420

or to such other address as any party hereto may have furnished to the other parties by a notice in writing in accordance with this Section 11.02.

         Section 11.03 Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to a merger of either party with another Person, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties.

         Section 11.04 Amendment and Modification. This Agreement may not be amended or modified in any respect except by a written agreement signed by the parties hereto.

         Section 11.05 Waiver. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the party against which such waiver is to be asserted. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by any party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by each party against whom the existence of such waiver is asserted.

         Section 11.06 Interpretation. The table of contents and the section and other headings and subheadings contained in this Agreement and in the exhibits and schedules hereto are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Agreement or any exhibit or schedule hereto. All references to days or months shall be deemed references to calendar days or months. All references to "$" shall be deemed references to United States dollars. Unless the context otherwise requires, any reference to an "Article," a "Section," an "Exhibit," or a "Schedule" shall be deemed to refer to a section of this Agreement or an exhibit or schedule to this Agreement, as applicable. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, unless otherwise specifically provided, they shall be deemed to be followed by the words "without limitation." This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing the document to be drafted.

         Section 11.07 Confidentiality. Except as required by law or in any proceeding to enforce the provisions of this Agreement, Continental, ExpressJet, XJT and Holdings hereby agree not to publicize or disclose to any third party the terms or conditions of this Agreement or any of the Ancillary Agreements, or any exhibit, schedule or appendix hereto or thereto, without the prior written consent of the other parties thereto. Except as required by law or in any proceeding to enforce the provisions of this Agreement or any of the Ancillary Agreements, Continental, ExpressJet, XJT and Holdings hereby agree not to disclose to any third party any confidential information or data, both oral and written, received from the other, whether pursuant to or in connection with this Agreement or any of the Ancillary Agreements, and designated as such by the other without the prior written consent of the party providing such confidential information or data. Continental, ExpressJet, XJT and Holdings hereby agree not to use any such confidential information or data of the other party other than in connection with performing their respective obligations or enforcing their respective rights under this Agreement or any of the Ancillary Agreements, or as otherwise expressly contemplated by this Agreement or any of the Ancillary Agreements. If any party is served with a subpoena or other process requiring the production or disclosure of any of such agreements or information, then the party receiving such subpoena or other process, before complying with such subpoena or other process, shall immediately notify the other parties of same and permit said other parties a reasonable period of time to intervene and contest disclosure or production. Upon termination of this Agreement, each party must return to each other any confidential information or data received from the other and designated as such by the party providing such confidential information or data which is still in the recipient's possession or control. The provisions of this Section 11.07 shall survive the termination of this Agreement for a period of ten years.

         Section 11.08 Arbitration.

                           (a) Agreement to Arbitrate. Subject to Section 11.11, any and all claims, demands, causes of action, disputes, controversies, and other matters in question arising out of or primarily relating to
         Article III or Schedule 3 to this Agreement, including without limitation the definition of any term used therein (all of which are referred to herein as "Claims") shall be resolved by binding arbitration pursuant to the Federal Arbitration Act. Each of the parties agrees that arbitration under this Section 11.08 is the exclusive method for resolving any Claim and that it will not commence an action or proceeding based on a Claim hereunder, except to enforce the arbitrators' decisions as provided in this Section 11.08, to compel any other party to participate in arbitration under this Section 11.08 or as otherwise provided in Section 11.11. The governing law for any such action or proceeding shall be the law set forth in Section 11.08(f).

                           (b) Initiation of Arbitration. If any Claim has not been resolved by mutual agreement on or before the 15th day following the first notice of the subject matter of the Claim to or from a disputing party, then the arbitration may be initiated by any party by providing to the others a written notice of arbitration specifying the Claim or Claims to be arbitrated. If a party refuses to honor its obligations under this agreement to arbitrate, any other party may compel arbitration in either federal or state court.

                           (c) Place of Arbitration. The arbitration proceeding shall be conducted in Houston, Texas, or some other place mutually agreed upon by the parties.

                           (d) Selection of Arbitrators. Within thirty days of the notice initiating the arbitration procedure, each party shall designate one arbitrator, who shall not be disqualified on the basis of minimal past or present relationships with the party appointing such arbitrator. If a party fails to designate an arbitrator, the other party may have an arbitrator appointed by applying to the senior active United States District Judge for the Southern District of Texas. The two arbitrators so selected shall then select a third arbitrator. If the two arbitrators chosen by the parties fail to agree on the third arbitrator, then the parties (or either of them) may apply to the senior active United States District Judge for the Southern District of Texas for the appointment of a third arbitrator. The third arbitrator shall take an oath of neutrality. The three arbitrators shall make all of their decisions by majority vote. Evident partiality on the part of an arbitrator exists only where the circumstances are such that a reasonable person would have to conclude there in fact existed actual bias and a mere appearance or impression of bias will not constitute evident partiality or otherwise disqualify an arbitrator. Minimal or trivial past or present relationships between the neutral arbitrator and the party selecting such arbitrator or any of the other arbitrators, or the failure to disclose such minimal or trivial past or present relationships, will not by themselves constitute evident partiality or otherwise disqualify any arbitrator.

                           (e) Choice of Law as to Procedural Matters. The enforcement of this agreement to arbitrate, the making, validity, construction, and interpretation of this agreement to arbitrate, and all procedural aspects of the proceeding pursuant to this agreement to arbitrate, including but not limited to, the issues subject to arbitration (i.e., arbitrability), the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act.

                           (f) Choice of Law as to Substantive Claims. In deciding the substance of the parties' Claims, the arbitrators shall apply the substantive laws of the State of Texas (excluding Texas choice-of-law principles that might call for the application of the law of another jurisdiction).

                           (g) Procedure. Except as modified in this Agreement, the arbitration shall be conducted in accordance with the rules of arbitration of the Federal Arbitration Act and, to the extent an issue is not addressed by the federal law of arbitration, by the Commercial Arbitration Rules of the American Arbitration Association. It is contemplated that although the arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, the arbitration proceeding will be self-administered by the parties; provided, however, that if a party believes the process will be enhanced if it is administered by the American Arbitration Association, such party shall have the right to cause the process to become administered by the American Arbitration Association by applying to the American Arbitration Association and, thereafter, the arbitration shall be conducted pursuant to the administration of the American Arbitration Association. In determining the extent of discovery, the number and length of depositions, and all other pre-hearing matters, the arbitrators shall endeavor to the extent possible to streamline the proceedings and minimize the time and cost of the proceedings.

                           (h) Final Hearing. The final hearing shall be conducted within 120 days of the selection of the third arbitrator. The final hearing shall not exceed ten working days, with each party to be granted one-half of the allocated time to present its case to the arbitrators.

                           (i) Damages. Only actual damages may be awarded. It is expressly agreed that the arbitrators shall have no authority to award treble, exemplary or punitive damages of any type under any circumstances regardless of whether such damages may be available under the applicable law.

                           (j) Decision of the Arbitration. The arbitrators shall render their final decision within twenty days of the completion of the final hearing completely resolving all of the Claims that are the subject of the arbitration proceeding. The arbitrators' ultimate decision after final hearing shall be in writing. The arbitrators shall certify in their decision that no part of their award includes any amount for treble, exemplary or punitive damages. The arbitrators' decision shall be final and non-appealable to the maximum extent permitted by law. Any and all of the arbitrators' orders and decisions may be enforceable in, and judgment upon any award rendered in the arbitration proceeding may be confirmed and entered by, any federal or state court having jurisdiction.

                           (k) Confidentiality. All proceedings conducted hereunder and the decision of the arbitrators shall be kept confidential by the parties.

         Section 11.09 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Agreement may be executed by facsimile signature.

         Section 11.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 11.11 Equitable Remedies. Each of Continental, Holdings, XJT and ExpressJet acknowledges and agrees that under certain circumstances the breach by Continental, Holdings, XJT or ExpressJet of a term or provision of this Agreement will materially and irreparably harm the other party, that money damages will accordingly not be an adequate remedy for such breach and that the non-defaulting party, in its sole discretion and in addition to its rights under this Agreement and any other remedies it may have at law or in equity, may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any breach of the provisions of this Agreement.

         Section 11.12 Relationship of Parties. Nothing in this Agreement shall be interpreted or construed as establishing between the parties a partnership, joint venture or other similar arrangement.

         Section 11.13 Entire Agreement. This Agreement (including the exhibits and schedules hereto) and the Ancillary Agreements are intended by the parties as a complete statement of the entire agreement and understanding of the parties with respect to the subject matter hereof and all matters between the parties related to the subject matter herein or therein set forth.

         Section 11.14 Governing Law. Except with respect to matters referenced in Section 11.08(e) (which shall be governed by and construed pursuant to the Federal Arbitration Act), this Agreement shall be governed by and construed in accordance with the laws of the State of Texas (excluding Texas choice-of-law principles that might call for the application of the law of another jurisdiction) as to all matters, including matters of validity, construction, effect, performance and remedies. Except as otherwise provided in Section 11.08(e), any action arising out of this Agreement or the rights and duties of the parties arising hereunder may be brought, if at all, only in the state or federal courts located in Harris County, Texas.

         Section 11.15 Guarantees.

                           (a) Holdings Guarantee. Holdings hereby
         unconditionally and irrevocably guarantees to Continental the due and punctual performance by each of XJT and ExpressJet of all of their obligations arising under this Agreement and the Ancillary Agreements. If either XJT or ExpressJet shall fail or be unable to perform such obligations as and when the same shall be required to be performed, then Holdings shall be obligated to perform or cause to be performed such obligations in accordance with the terms hereof and thereof. This guaranty is a guaranty of payment, performance and compliance and not of collectibility and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by ExpressJet or XJT or upon any other event or condition whatsoever.

                           (b) XJT Guarantee. XJT hereby unconditionally and irrevocably guarantees to Continental the due and punctual performance by ExpressJet of all of its obligations arising under this Agreement and the Ancillary Agreements. If ExpressJet shall fail or be unable to perform such obligations as and when the same shall be required to be performed, then XJT shall be obligated to perform or cause to be performed such obligations in accordance with the terms hereof and thereof. This guaranty is a guaranty of payment, performance and compliance and not of collectibility and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by ExpressJet or upon any other event or condition whatsoever.

         Section 11.16 Right of Set-Off. If (i) any party hereto shall be in default hereunder to any other party, (ii) Contractor shall be in default under any Covered Aircraft Sublease or Uncovered Aircraft Sublease, (iii) Contractor shall be in default under that certain promissory note, dated as of March 31, 2001, payable by Contractor in favor of Continental, or (iv) any party to any tax agreement among the parties hereto shall be in default to any other party thereunder, then in any such case the non-defaulting party shall be entitled to set off from any payment owed by such non-defaulting party to the defaulting party hereunder any amount owed by the defaulting party to the non-defaulting party thereunder; provided that contemporaneously with any such set-off, the non-defaulting party shall give written notice of such action to the defaulting party; provided further that the failure to give such notice shall not affect the validity of the set-off. It is specifically agreed that (i) for purposes of the set-off by any non-defaulting party, mutuality shall be deemed to exist among Continental, Holdings, XJT and ExpressJet; (ii) reciprocity among Continental, Holdings, XJT and ExpressJet exists with respect to their relative rights and obligations in respect of any such set-off; and (iii) the right of set-off is given as additional security to induce the parties to enter into the transactions contemplated hereby and by the Ancillary Agreements. Upon completion of any such set-off, the obligation of the defaulting party to the non-defaulting party shall be extinguished to the extent of the amount so set-off. Each party hereto further waives any right to assert as a defense to any attempted set-off the requirements of liquidation or mutuality. This set-off provision shall be without prejudice, and in addition, to any right of set-off, combination of accounts, lien or other right to which any non-defaulting party is at any time otherwise entitled (either by operation of law, contract or otherwise).

         Section 11.17 Cooperation with Respect to Reporting. Each of the parties hereto agrees to use its commercially reasonable efforts to cooperate with each other party in providing necessary data, to the extent in the possession of the first party, required by such other party in order to meet any reporting requirements to, or otherwise in connection with any filing with or provision of information to be made to, any regulatory agency or other governmental authority.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Capacity Purchase Agreement to be duly executed and delivered as of the date and year first written above.


                         CONTINENTAL AIRLINES, INC.


                         By:
                            --------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title:
                               -----------------------------------------------


                         EXPRESSJET HOLDINGS, INC.


                         By:
                            --------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title:
                               -----------------------------------------------


                         XJT HOLDINGS, INC.


                         By:
                            --------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title:
                               -----------------------------------------------


                         EXPRESSJET AIRLINES, INC.


                         By:
                            --------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title:
                               -----------------------------------------------

                                   SCHEDULE 1
                                COVERED AIRCRAFT

                                ERJ-145 AIRCRAFT

      ORDER                                                                             1/1/01
      NUMBER            AIRCRAFT          TAIL         US REG            MSN            STATUS
====================================================================================================
                       ERJ-145ER          925          N14925          145004         Delivered
                       ERJ-145ER          926          N15926          145005         Delivered
                       ERJ-145ER          927          N16927          145006         Delivered
                       ERJ-145ER          928          N17928          145007         Delivered
                       ERJ-145ER          929          N13929          145009         Delivered
                       ERJ-145ER          930          N14930          145011         Delivered
                       ERJ-145ER          932          N15932          145015         Delivered
                       ERJ-145ER          933          N14933          145018         Delivered
                       ERJ-145ER          934          N12934          145019         Delivered
                       ERJ-145ER          935          N13935          145022         Delivered
                       ERJ-145ER          936          N13936          145025         Delivered
                       ERJ-145ER          937          N14937          145026         Delivered
                       ERJ-145ER          938          N14938          145029         Delivered
                       ERJ-145ER          939          N14939          145030         Delivered
                       ERJ-145ER          940          N14940          145033         Delivered
                       ERJ-145ER          941          N15941          145035         Delivered
                       ERJ-145ER          942          N14942          145037         Delivered
                       ERJ-145ER          943          N14943          145040         Delivered
                       ERJ-145ER          944          N16944          145045         Delivered
                       ERJ-145ER          945          N14945          145049         Delivered
                       ERJ-145ER          946          N12946          145052         Delivered
                       ERJ-145ER          947          N14947          145054         Delivered
                       ERJ-145ER          948          N15948          145056         Delivered
                       ERJ-145LR          949          N13949          145057         Delivered
                       ERJ-145LR          950          N14950          145061         Delivered
                       ERJ-145LR          951          N16951          145063         Delivered
                       ERJ-145LR          952          N14952          145067         Delivered
                       ERJ-145LR          953          N14953          145071         Delivered
                       ERJ-145LR          954          N16954          145072         Delivered
                       ERJ-145LR          955          N13955          145075         Delivered
                       ERJ-145LR          956          N13956          145078         Delivered
                       ERJ-145LR          957          N12957          145080         Delivered
                       ERJ-145LR          958          N13958          145085         Delivered
                       ERJ-145LR          959          N14959          145091         Delivered
                       ERJ-145LR          960          N14960          145100         Delivered
                       ERJ-145LR          961          N16961          145103         Delivered
                       ERJ-145LR          962          N27962          145110         Delivered
                       ERJ-145LR          963          N16963          145116         Delivered
                       ERJ-145LR          964          N13964          145123         Delivered
                       ERJ-145LR          965          N13965          145125         Delivered
                       ERJ-145LR          966          N19966          145131         Delivered
                       ERJ-145LR          967          N12967          145133         Delivered
                       ERJ-145LR          968          N13968          145138         Delivered



                                  Schedule 1-1

      ORDER                                                                             1/1/01
      NUMBER            AIRCRAFT          TAIL         US REG            MSN            STATUS
====================================================================================================
                       ERJ-145LR          969          N13969          145141         Delivered
                       ERJ-145LR          970          N13970          145146         Delivered
                       ERJ-145LR          971          N22971          145149         Delivered
                       ERJ-145LR          972          N14972          145151         Delivered
                       ERJ-145LR          973          N15973          145159         Delivered
                       ERJ-145LR          974          N14974          145161         Delivered
                       ERJ-145LR          975          N13975          145163         Delivered
                       ERJ-145LR          976          N16976          145171         Delivered
                       ERJ-145LR          977          N14977          145175         Delivered
                       ERJ-145LR          978          N13978          145180         Delivered
                       ERJ-145LR          979          N13979          145181         Delivered
                       ERJ-145LR          980          N15980          145202         Delivered
                       ERJ-145LR          981          N16981          145208         Delivered
                       ERJ-145LR          982          N18982          145223         Delivered
                       ERJ-145LR          983          N15983          145239         Delivered
                       ERJ-145LR          984          N17984          145246         Delivered
                       ERJ-145LR          985          N15985          145248         Delivered
                       ERJ-145LR          986          N15986          145254         Delivered
                       ERJ-145LR          987          N16987          145261         Delivered
                       ERJ-145LR          988          N13988          145265         Delivered
                       ERJ-145LR          989          N13989          145271         Delivered
                       ERJ-145LR          990          N13990          145277         Delivered
                       ERJ-145LR          991          N14991          145278         Delivered
                       ERJ-145LR          992          N13992          145284         Delivered
                       ERJ-145LR          993          N14993          145289         Delivered
                       ERJ-145LR          994          N13994          145291         Delivered
                       ERJ-145LR          995          N13995          145295         Delivered
                       ERJ-145LR          996          N12996          145296         Delivered
                       ERJ-145LR          997          N13997          145298         Delivered
                       ERJ-145LR          998          N14998          145302         Delivered
                       ERJ-145LR          999          N16999          145307         Delivered
                       ERJ-145LR          924          N12924          145311         Delivered
                       ERJ-145LR          923          N14923          145318         Delivered
                       ERJ-145LR          922          N12922          145338         Delivered
                       ERJ-145LR          921          N12921          145354         Delivered
   Aircraft 80         ERJ-145LR                                                         Firm
   Aircraft 81         ERJ-145LR                                                         Firm
   Aircraft 82         ERJ-145LR                                                         Firm
   Aircraft 83         ERJ-145LR                                                         Firm
   Aircraft 84         ERJ-145LR                                                         Firm
   Aircraft 85         ERJ-145LR                                                         Firm
   Aircraft 86         ERJ-145LR                                                         Firm
   Aircraft 87         ERJ-145LR                                                         Firm
   Aircraft 88         ERJ-145LR                                                         Firm
   Aircraft 89         ERJ-145LR                                                         Firm
   Aircraft 90         ERJ-145LR                                                         Firm
   Aircraft 91         ERJ-145LR                                                         Firm




                                  Schedule 1-2

      ORDER                                                                             1/1/01
      NUMBER            AIRCRAFT          TAIL         US REG            MSN            STATUS
====================================================================================================
   Aircraft 92         ERJ-145LR                                                         Firm
   Aircraft 93         ERJ-145LR                                                         Firm
   Aircraft 94         ERJ-145LR                                                         Firm
   Aircraft 95         ERJ-145LR                                                         Firm
   Aircraft 96         ERJ-145LR                                                         Firm
   Aircraft 97         ERJ-145LR                                                         Firm
   Aircraft 98         ERJ-145LR                                                         Firm
   Aircraft 99         ERJ-145LR                                                         Firm
   Aircraft 100        ERJ-145LR                                                         Firm
   Aircraft 101        ERJ-145LR                                                         Firm
   Aircraft 102        ERJ-145LR                                                         Firm
   Aircraft 103        ERJ-145LR                                                         Firm
   Aircraft 104        ERJ-145LR                                                         Firm
   Aircraft 105        ERJ-145LR                                                         Firm
   Aircraft 106        ERJ-145LR                                                         Firm
   Aircraft 107        ERJ-145LR                                                         Firm
   Aircraft 108        ERJ-145LR                                                         Firm
   Aircraft 109        ERJ-145LR                                                         Firm
   Aircraft 110        ERJ-145LR                                                         Firm
   Aircraft 111        ERJ-145LR                                                         Firm
   Aircraft 112        ERJ-145LR                                                         Firm
   Aircraft 113        ERJ-145LR                                                         Firm
   Aircraft 114        ERJ-145LR                                                         Firm
   Aircraft 115        ERJ-145LR                                                         Firm
   Aircraft 116        ERJ-145LR                                                         Firm
   Aircraft 117        ERJ-145LR                                                         Firm
   Aircraft 118        ERJ-145LR                                                         Firm
   Aircraft 119        ERJ-145LR                                                         Firm
   Aircraft 120        ERJ-145LR                                                         Firm
   Aircraft 121        ERJ-145LR                                                         Firm
   Aircraft 122        ERJ-145LR                                                         Firm
   Aircraft 123        ERJ-145LR                                                         Firm
   Aircraft 124        ERJ-145LR                                                         Firm
   Aircraft 125        ERJ-145LR                                                         Firm
   Aircraft 126        ERJ-145LR                                                         Firm
   Aircraft 127        ERJ-145LR                                                         Firm
   Aircraft 128        ERJ-145LR                                                         Firm
   Aircraft 129        ERJ-145LR                                                         Firm
   Aircraft 130        ERJ-145LR                                                         Firm
   Aircraft 131        ERJ-145LR                                                         Firm
   Aircraft 132        ERJ-145LR                                                         Firm
   Aircraft 133        ERJ-145LR                                                         Firm
   Aircraft 134        ERJ-145LR                                                         Firm
   Aircraft 135        ERJ-145LR                                                         Firm
   Aircraft 136        ERJ-145LR                                                         Firm
   Aircraft 137        ERJ-145LR                                                         Firm
   Aircraft 138        ERJ-145LR                                                         Firm




                                  Schedule 1-3

      ORDER                                                                             1/1/01
      NUMBER            AIRCRAFT          TAIL         US REG            MSN            STATUS
====================================================================================================
   Aircraft 139        ERJ-145LR                                                         Firm
   Aircraft 140        ERJ-145LR                                                         Firm
   Aircraft 141        ERJ-145LR                                                         Firm
   Aircraft 142        ERJ-145LR                                                         Firm
   Aircraft 143        ERJ-145LR                                                         Firm
   Aircraft 144        ERJ-145LR                                                         Firm
   Aircraft 145        ERJ-145LR                                                         Firm
   Aircraft 146        ERJ-145LR                                                         Firm
   Aircraft 147        ERJ-145LR                                                         Firm
   Aircraft 148        ERJ-145LR                                                         Firm
   Aircraft 149        ERJ-145LR                                                         Firm
   Aircraft 150        ERJ-145LR                                                         Firm
   Aircraft 151        ERJ-145LR                                                         Firm
   Aircraft 152        ERJ-145LR                                                         Firm
   Aircraft 153        ERJ-145LR                                                         Firm
   Aircraft 154        ERJ-145LR                                                         Firm
   Aircraft 155        ERJ-145LR                                                         Firm
   Aircraft 156        ERJ-145LR                                                         Firm
   Aircraft 157        ERJ-145LR                                                         Firm
   Aircraft 158        ERJ-145LR                                                         Firm
   Aircraft 159        ERJ-145LR                                                         Firm
   Aircraft 1          ERJ-145XR                                                         Firm
   Aircraft 2          ERJ-145XR                                                         Firm
   Aircraft 3          ERJ-145XR                                                         Firm
   Aircraft 4          ERJ-145XR                                                         Firm
   Aircraft 5          ERJ-145XR                                                         Firm
   Aircraft 6          ERJ-145XR                                                         Firm
   Aircraft 7          ERJ-145XR                                                         Firm
   Aircraft 8          ERJ-145XR                                                         Firm
   Aircraft 9          ERJ-145XR                                                         Firm
   Aircraft 10         ERJ-145XR                                                         Firm
   Aircraft 11         ERJ-145XR                                                         Firm
   Aircraft 12         ERJ-145XR                                                         Firm
   Aircraft 13         ERJ-145XR                                                         Firm
   Aircraft 14         ERJ-145XR                                                         Firm
   Aircraft 15         ERJ-145XR                                                         Firm
   Aircraft 16         ERJ-145XR                                                         Firm
   Aircraft 17         ERJ-145XR                                                         Firm
   Aircraft 18         ERJ-145XR                                                         Firm
   Aircraft 19         ERJ-145XR                                                         Firm
   Aircraft 20         ERJ-145XR                                                         Firm
   Aircraft 21         ERJ-145XR                                                         Firm
   Aircraft 22         ERJ-145XR                                                         Firm
   Aircraft 23         ERJ-145XR                                                         Firm
   Aircraft 24         ERJ-145XR                                                         Firm
   Aircraft 25         ERJ-145XR                                                         Firm




                                  Schedule 1-4

      ORDER                                                                             1/1/01
      NUMBER            AIRCRAFT          TAIL         US REG            MSN            STATUS
====================================================================================================
   Aircraft 26         ERJ-145XR                                                         Firm
   Aircraft 27         ERJ-145XR                                                         Firm
   Aircraft 28         ERJ-145XR                                                         Firm
   Aircraft 29         ERJ-145XR                                                         Firm
   Aircraft 30         ERJ-145XR                                                         Firm
   Aircraft 31         ERJ-145XR                                                         Firm
   Aircraft 32         ERJ-145XR                                                         Firm
   Aircraft 33         ERJ-145XR                                                         Firm
   Aircraft 34         ERJ-145XR                                                         Firm
   Aircraft 35         ERJ-145XR                                                         Firm
   Aircraft 36         ERJ-145XR                                                         Firm
   Aircraft 37         ERJ-145XR                                                         Firm
   Aircraft 38         ERJ-145XR                                                         Firm
   Aircraft 39         ERJ-145XR                                                         Firm
   Aircraft 40         ERJ-145XR                                                         Firm
   Aircraft 41         ERJ-145XR                                                         Firm
   Aircraft 42         ERJ-145XR                                                         Firm
   Aircraft 43         ERJ-145XR                                                         Firm
   Aircraft 44         ERJ-145XR                                                         Firm
   Aircraft 45         ERJ-145XR                                                         Firm
   Aircraft 46         ERJ-145XR                                                         Firm
   Aircraft 47         ERJ-145XR                                                         Firm
   Aircraft 48         ERJ-145XR                                                         Firm
   Aircraft 49         ERJ-145XR                                                         Firm
   Aircraft 50         ERJ-145XR                                                         Firm
   Aircraft 51         ERJ-145XR                                                         Firm
   Aircraft 52         ERJ-145XR                                                         Firm
   Aircraft 53         ERJ-145XR                                                         Firm
   Aircraft 54         ERJ-145XR                                                         Firm
   Aircraft 55         ERJ-145XR                                                         Firm
   Aircraft 56         ERJ-145XR                                                         Firm
   Aircraft 57         ERJ-145XR                                                         Firm
   Aircraft 58         ERJ-145XR                                                         Firm
   Aircraft 59         ERJ-145XR                                                         Firm
   Aircraft 60         ERJ-145XR                                                         Firm
   Aircraft 61         ERJ-145XR                                                         Firm
   Aircraft 62         ERJ-145XR                                                         Firm
   Aircraft 63         ERJ-145XR                                                         Firm
   Aircraft 64         ERJ-145XR                                                         Firm
   Aircraft 65         ERJ-145XR                                                         Firm
   Aircraft 66         ERJ-145XR                                                         Firm
   Aircraft 67         ERJ-145XR                                                         Firm
   Aircraft 68         ERJ-145XR                                                         Firm
   Aircraft 69         ERJ-145XR                                                         Firm
   Aircraft 70         ERJ-145XR                                                         Firm
   Aircraft 71         ERJ-145XR                                                         Firm
   Aircraft 72         ERJ-145XR                                                         Firm





                                  Schedule 1-5

      ORDER                                                                             1/1/01
      NUMBER            AIRCRAFT          TAIL         US REG            MSN            STATUS
====================================================================================================
   Aircraft 73         ERJ-145XR                                                         Firm
   Aircraft 74         ERJ-145XR                                                         Firm
   Aircraft 75         ERJ-145XR                                                         Firm
   Aircraft 76         ERJ-145XR                                                         Firm
   Aircraft 77         ERJ-145XR                                                         Firm
   Aircraft 78         ERJ-145XR                                                         Firm
   Aircraft 79         ERJ-145XR                                                         Firm
   Aircraft 80         ERJ-145XR                                                         Firm
   Aircraft 81         ERJ-145XR                                                         Firm
   Aircraft 82         ERJ-145XR                                                         Firm
   Aircraft 83         ERJ-145XR                                                         Firm
   Aircraft 84         ERJ-145XR                                                         Firm
   Aircraft 85         ERJ-145XR                                                         Firm
   Aircraft 86         ERJ-145XR                                                         Firm


                                ERJ-135 AIRCRAFT


       ORDER                                                                             1/1/01
       NUMBER            AIRCRAFT          TAIL         US REG            MSN            STATUS
 ====================================================================================================
                        ERJ-135ER           501         N16501           145145         Delivered
                        ERJ-135ER           502         N16502           145166         Delivered
                        ERJ-135ER           503         N19503           145176         Delivered
                        ERJ-135ER           504         N25504           145186         Delivered
                        ERJ-135ER           505         N14505           145192         Delivered
                        ERJ-135ER           506         N27506           145206         Delivered
                        ERJ-135ER           507         N17507           145215         Delivered
                        ERJ-135ER           508         N14508           145220         Delivered
                        ERJ-135ER           509         N15509           145238         Delivered
                        ERJ-135ER           510         N16510           145251         Delivered
                        ERJ-135ER           511         N16511           145267         Delivered
                        ERJ-135ER           512         N27512           145274         Delivered
                        ERJ-135LR           513         N17513           145292         Delivered
                        ERJ-135LR           514         N14514           145303         Delivered
                        ERJ-135LR           515         N29515           145309         Delivered
                        ERJ-135LR           516         N14516           145323         Delivered
                        ERJ-135LR           517         N24517           145332         Delivered
                        ERJ-135LR           518         N28518           145334         Delivered
    Aircraft 19         ERJ-135LR                                                         Firm
    Aircraft 20         ERJ-135LR                                                         Firm
    Aircraft 21         ERJ-135LR                                                         Firm
    Aircraft 22         ERJ-135LR                                                         Firm
    Aircraft 23         ERJ-135LR                                                         Firm




                                  Schedule 1-6


       ORDER                                                                             1/1/01
       NUMBER            AIRCRAFT          TAIL         US REG            MSN            STATUS
 ====================================================================================================
    Aircraft 24         ERJ-135LR                                                         Firm
    Aircraft 25         ERJ-135LR                                                         Firm
    Aircraft 26         ERJ-135LR                                                         Firm
    Aircraft 27         ERJ-135LR                                                         Firm
    Aircraft 28         ERJ-135LR                                                         Firm
    Aircraft 29         ERJ-135LR                                                         Firm
    Aircraft 30         ERJ-135LR                                                         Firm


            CONVERTED ORDERS                        NEW ORDER
    Aircraft 31         ERJ-135LR                   145LR                                 Firm
    Aircraft 32         ERJ-135LR                   145LR                                 Firm
    Aircraft 33         ERJ-135LR                   145LR                                 Firm
    Aircraft 34         ERJ-135LR                   145LR                                 Firm
    Aircraft 35         ERJ-135LR                   145LR                                 Firm
    Aircraft 36         ERJ-135LR                   145LR                                 Firm
    Aircraft 37         ERJ-135LR                   145LR                                 Firm
    Aircraft 38         ERJ-135LR                   145LR                                 Firm
    Aircraft 39         ERJ-135LR                   145LR                                 Firm
    Aircraft 40         ERJ-135LR                   145XR                                 Firm
    Aircraft 41         ERJ-135LR                   145XR                                 Firm
    Aircraft 42         ERJ-135LR                   145XR                                 Firm
    Aircraft 43         ERJ-135LR                   145XR                                 Firm
    Aircraft 44         ERJ-135LR                   145XR                                 Firm
    Aircraft 45         ERJ-135LR                   145XR                                 Firm
    Aircraft 46         ERJ-135LR                   145XR                                 Firm
    Aircraft 47         ERJ-135LR                   145XR                                 Firm
    Aircraft 48         ERJ-135LR                   145XR                                 Firm
    Aircraft 49         ERJ-135LR                   145XR                                 Firm
    Aircraft 50         ERJ-135LR                   145XR                                 Firm


                               TURBOPROP AIRCRAFT

    TAIL           AIRCRAFT            US REG
====================================================
     811          ATR-42-320           N25811
     812          ATR-42-320           N19812
     813          ATR-42-320           N14813
     814          ATR-42-320           N18814
     815          ATR-42-320           N14815
     816          ATR-42-320           N15816
     817          ATR-42-320           N34817




                                  Schedule 1-7

    TAIL           AIRCRAFT            US REG
====================================================
     818          ATR-42-320           N15818
     819          ATR-42-320           N14819
     820          ATR-42-320           N34820
     821          ATR-42-320           N14821
     822          ATR-42-320           N14822
     823          ATR-42-320           N15823
     824          ATR-42-320           N16824
     825          ATR-42-320           N14825
     826          ATR-42-320           N26826
     827          ATR-42-320           N15827
     828          ATR-42-320           N14828
     829          ATR-42-320           N14829
     830          ATR-42-320           N14830
     831          ATR-42-320           N17831
     832          ATR-42-320           N14832
     833          ATR-42-320           N14833
     834          ATR-42-320           N14834
     835          ATR-42-320           N11835
     836          ATR-42-320           N42836
     837          ATR-42-320           N21837
     838          ATR-42-320           N99838
     840          ATR-42-320           N93840
     841          ATR-42-320           N97841
     842          ATR-42-320           N86842
     712          EMB-120ER            N34712
     713          EMB-120ER            N15713
     715          EMB-120ER            N12715
     716          EMB-120ER            N27716
     717          EMB-120ER            N40717
     718          EMB-120ER            N16718
     720          EMB-120ER            N17720
     722          EMB-120ER            N47722
     723          EMB-120ER            N16723
     724          EMB-120ER            N16724
     725          EMB-120ER            N15725
     726          EMB-120ER            N51726
     727          EMB-120ER            N22727
     728          EMB-120ER            N17728
     729          EMB-120ER            N16729
     730          EMB-120ER            N15730




                                  Schedule 1-8

    TAIL           AIRCRAFT            US REG
====================================================
     731           EMB-120ER           N16731
     732           EMB-120ER           N15732
     733           EMB-120ER           N58733
     734           EMB-120ER           N57734
     534           B1900-D             N17534
     538           B1900-D             N81538
     540           B1900-D             N16540
     541           B1900-D             N17541
     542           B1900-D             N47542
     543           B1900-D             N49543
     544           B1900-D             N48544
     546           B1900-D             N81546
     547           B1900-D             N69547
     548           B1900-D             N69548
     549           B1900-D             N69549
     550           B1900-D             N87550
     551           B1900-D             N87551
     552           B1900-D             N87552
     553           B1900-D             N81553
     554           B1900-D             N87554
     555           B1900-D             N87555
     556           B1900-D             N81556
     557           B1900-D             N87557



                                  Schedule 1-9

                                   SCHEDULE 2
                        CONTINENTAL INCREASED LEASE RATE
                  CALCULATIONS FOR UNCOVERED AIRCRAFT SUBLEASES


         The interest rate used in a Covered Aircraft Sublease relating to an aircraft to determine the lease payments thereunder shall be increased by 200 basis points and used to determine the lease payments under the Uncovered Aircraft Sublease for the same aircraft.






                                  Schedule 2-1

                                   SCHEDULE 3



A. Base and Incentive Compensation. The following provisions shall apply for all applicable periods through December 31, 2004:

         1. Base Compensation. For each calendar month, "Base Compensation" shall equal the sum of (i) (a) the First Benchmark Factor multiplied by (b) the aggregate sum of the following products for each aircraft type set forth in the Final Monthly Schedule: the First Adjusted Block Hour Rate for the applicable aircraft type multiplied by the number of block hours of Scheduled Flights set forth on the Final Monthly Schedule for such month for such aircraft type and (ii) the Appendix 1 Expenses set forth in column 1 of Appendix 1 for such calendar month as may be adjusted pursuant to Paragraph
                  (A)(3) of this Schedule 3.

                  The "First Benchmark Factor" for each calendar month equals one minus the sum of the First Cancellation Rate for such calendar month and the Second Cancellation Rate for such calendar month. The First Benchmark Factor for each month in 2001 is set forth in Appendix 2.

                  The "First Adjusted Block Hour Rate" for a particular aircraft type and a particular month equals (i) the applicable Appendix 3 Block Hour Rate set forth on Appendix 3 for such aircraft type and month, minus (ii) the sum of (a) the Appendix 4 Block Hour Rate set forth on Appendix 4 for such aircraft type and month, (b) the Appendix 5 Block Hour Rate set forth on Appendix 5 for such aircraft type and month and (c) the Appendix 6 Block Hour Rate set forth on Appendix 6 for such aircraft type and month, plus (iii) the sum of (x) the Second Adjusted Block Hour Rate for such aircraft type and month, (y) the Third Adjusted Block Hour Rate for such aircraft type and month and (z) the Fourth Adjusted Block Hour Rate for such aircraft type and month.

                  The "Second Adjusted Block Hour Rate" for a particular aircraft type and a particular month is obtained by multiplying the Appendix 4 Block Hour Rate for such aircraft type and month by the Appendix 7 Block Hours set forth on Appendix 7 for such aircraft type and dividing such product by the average scheduled block hours per departure for such aircraft type as set forth on the Final Monthly Schedule.

                  The "Third Adjusted Block Hour Rate" for a particular aircraft type and a particular month equals the quotient of (1) the sum of (a) the product of (i) the First Forecast Rate-Component 1 for the applicable month as set forth on Appendix 8 multiplied by (ii) the First Weighted Average Number for such aircraft type, plus (b) the product of (i) the First Forecast Rate-Component 2 for the applicable month as set forth on Appendix 8 multiplied by (ii) the Second Weighted Average Number for






                                  Schedule 3-1
                  such aircraft type, divided by (2) the product of (w) the total number of scheduled block hours for such aircraft type as set forth in the Final Monthly Schedule, multiplied by (x) the First Benchmark Factor, multiplied by (y) the Cost Difference as set forth on Appendix 23.

                  The "First Weighted Average Number" for a particular aircraft type equals the product of (1) the number of scheduled departures of such aircraft type from a Continental airport, excluding airport codes YHZ, YOW, and YQB, as set forth in the Final Monthly Schedule multiplied by (2) the Weighted Departure Number for such aircraft type.

                  The "Second Weighted Average Number" for a particular aircraft type equals the product of (1) the number of scheduled departures of such aircraft type from a Continental Airport as set forth in the Final Monthly Schedule multiplied by (2) the Weighted Departure Number for such aircraft type.

                  The "Weighted Departure Number" for (1) the Embraer ERJ-145XR is {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, (2) the Embraer ERJ-145 is {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, (3) the Embraer ERJ-135 is {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, (4) the ATR-42-320 is {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, (5) the Embraer 120 is {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and (6) the Beech 1900-D is {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                  The "Fourth Adjusted Block Hour Rate" for a particular aircraft type and a particular month equals the quotient of
                  (i) the product of (a) the Contract Fuel Rate multiplied by
                  (b) the Appendix 9 Rate Per Block Hour set forth





                                  Schedule 3-2
                  in Appendix 9 for such aircraft type based on the average scheduled stage length per departure for such aircraft type as set forth in the Final Monthly Schedule using the nearest lower stage length set forth in Appendix 9 divided by (ii) the Cost Difference set forth on Appendix 23.

         2. Incentive Compensation. With respect to each calendar month, incentive compensation shall be calculated as follows:

                  a. Headstart Bonus. Contractor shall receive a payment of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} for each Scheduled Flight that is an On-time Headstart Flight during a calendar month, if any, in excess of the product of the number of Headstart Flights during such calendar month and the Headstart On-time Benchmark. The Headstart On-time Benchmark for each month in 2001 is set forth in Appendix 2.

                  b. Baggage Handling Bonus. Contractor shall receive a payment in an amount equal to the product of (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and (ii) the excess, if any, of (a) the quotient of (1) the total number of Enplanements for Continental and Contractor during such calendar month at Contractor Airports of the type described in clause (i) of the definition thereof, multiplied by the Baggage Handling Benchmark, divided by (2) 1,000 over (b) each bag improperly handled (as measured by claims filed for mishandled baggage) for Continental and Contractor by Contractor during such calendar month at Contractor Airports of the type described in clause (i) of the definition thereof. The Baggage Handling Benchmark for each month in 2001 is set forth in Appendix 2.

                  c. Appendix 10 Fee. Contractor will receive a fee equal to the quotient of (i) the Appendix 10 invoice rate set forth in Appendix 10 for the applicable month multiplied by the number of Forecasted Passengers for the applicable month, which fee represents payment for interrupted trip expense, passenger liability insurance, baggage handling, claims, repairs and delivery (Contractor Airports only), and security and screening (Contractor Airports only) expenses, divided by (ii) the Cost Difference set forth in Appendix 23. This incentive compensation will be reconciled, in the monthly reconciliation described in





                                  Schedule 3-3

                           Section 3.06(b) of the Agreement, to the number of Actual Passengers for such calendar month multiplied by the Appendix 10 reconciliation rate set forth in Appendix 10 for the applicable month, which fee represents the same categories of expense as represented by the per passenger invoice rate, other than passenger liability insurance and third-party security and screening (Contractor Airports only), which category of expense is reconciled pursuant to Paragraph B(9)(a).

         3. Fleet Size Adjustments. Upon the withdrawal of one or more Covered Aircraft (excluding Turboprop Aircraft) from the capacity purchase provisions of this Agreement, the Appendix 1 Expenses shall be adjusted as follows:

                  a. Expenses set forth in column 2 of Appendix 1 (after giving effect to any adjustments thereto pursuant to this Paragraph A(3)(a)) for each applicable month shall decrease by the quotient of (i) the actual expenses of the type reflected in column 2 relating to the specific aircraft (identified by tail number) withdrawn from the Agreement, divided by (ii) the Cost Difference set forth on Appendix 23.

                  b. Expenses set forth in columns 4, 6, 9, 11, 12 and 13 of Appendix 1 for each applicable month will be reduced by an amount equal to the product of (i) the amount of each of such expenses included in Appendix 1 Expenses (after giving effect to any previous adjustments thereto pursuant to this Paragraph A(3)(b)) and (ii) the quotient of (1) the number of aircraft so withdrawn from the Agreement (after giving effect to any previous adjustments pursuant to this Paragraph A(3)(b)) and (2) the number of aircraft constituting Covered Aircraft immediately prior to such withdrawal.

                  c. The remainder of the Appendix 1 Expenses will decrease as follows:

                           I. For the first {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} aircraft (other than Turboprop Aircraft) to be withdrawn from the Agreement (taking into account all withdrawals under the Agreement), the remainder of the Appendix 1 Expenses after giving effect to any other adjustments provided in this Paragraph A(3) will be reduced by the product of (a) such remainder of the Appendix 1 Expenses,





                                  Schedule 3-4
                                    multiplied by (b) {CONFIDENTIAL MATERIAL
                                    OMITTED AND FILED SEPARATELY WITH THE
                                    SECURITIES AND EXCHANGE COMMISSION PURSUANT
                                    TO A REQUEST FOR CONFIDENTIAL TREATMENT} multiplied by (c) the quotient of (1) the number of aircraft so withdrawn and (2) the number of aircraft constituting Covered Aircraft immediately prior to such withdrawal.

                           II. For the next {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} aircraft (other than Turboprop Aircraft) to be withdrawn from the Agreement (taking into account all withdrawals from the Agreement), the remainder of the Appendix 1 Expenses after giving effect to any other adjustments provided in this Paragraph A(3) will be reduced by the product of (a) such remainder of the Appendix 1 Expenses, multiplied by
                                    (b) {CONFIDENTIAL MATERIAL OMITTED AND FILED
                                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                    COMMISSION PURSUANT TO A REQUEST FOR
                                    CONFIDENTIAL TREATMENT} multiplied by (c) the quotient of (1) the number of aircraft so withdrawn and (2) the number of aircraft constituting Covered Aircraft immediately prior to such withdrawal.

                           III. For all other aircraft (other than Turboprop Aircraft) to be withdrawn from the Agreement, Continental and Contractor shall meet and confer to agree on a reasonable reduction of the remainder of the Appendix 1 Expenses after giving effect to any other adjustments provided in this Paragraph A(3) to give effect to the reduction in Contractor's Appendix 1 Expenses as a result of such withdrawal.

B.       Expenses and Reconciliation.

         1. Passenger and Cargo Revenue-Related Expenses. With respect to Scheduled Flights, passenger and cargo revenue-related expenses, including without limitation commissions, food and beverage costs, charges for fare or tariff filings, sales and advertising costs, computer reservation system fees, credit card discount fees, reservation costs, revenue accounting costs, and OnePass participation costs, shall be incurred directly by Continental.




                                  Schedule 3-5

         2. Fuel Reconciliation. If during any calendar month actual Fuel-Related Expense for Scheduled Flights varies from the assumed Fuel-Related Expense included in the First Adjusted Block Hour Rates for each applicable aircraft type (based on the Second Forecast Rate), then a reconciliation payment for such calendar month shall be made in accordance with this Paragraph B(2). The reconciliation set forth below in this Paragraph B(2) shall be made separately for each Fuel-Related Component Expense.

                  a. If Contractor's actual applicable Fuel-Related Component Expense per gallon during a particular month for Scheduled Flights is lower than the Contract Fuel Rate for the applicable Fuel-Related Component, and Contractor's actual number of gallons consumed for such month for Scheduled Flights is lower than the Second Forecast Rate, Contractor shall reimburse Continental an amount equal to the sum of:

                           I. the quotient of (1) the product of (a) the difference between the Contract Fuel Rate for the applicable Fuel-Related Component and such actual Fuel-Related Component Expense per gallon multiplied by (b) the Second Forecast Rate divided by (2) the Cost Difference set forth on Appendix 23, plus

                           II. the quotient of (1) the product of (a) the difference between the Second Forecast Rate and such actual number of gallons consumed and (b) such actual Fuel-Related Component Expense per gallon divided by (2) the Cost Difference set forth on Appendix 23.

                           The "Second Forecast Rate" for any particular month is equal to the aggregate sum of the following product for each aircraft type: (i) the Appendix 9 Rate Per Block Hour set forth in Appendix 9 for such aircraft type based on the average scheduled stage length per departure for such aircraft type as set forth in the Final Monthly Schedule using the nearest lower stage length set forth in Appendix 9 multiplied by (ii) the number of scheduled block hours for such aircraft type in the Final Monthly Schedule for such month multiplied by (iii) the First Benchmark Factor.

                  b. If Contractor's actual applicable Fuel-Related Component Expense per gallon during a particular month for Scheduled Flights is lower than the Contract Fuel Rate for the applicable Fuel-Related Component, and Contractor's actual number of gallons consumed for such month for Scheduled Flights is higher than the Second Forecast Rate, then:




                                  Schedule 3-6

                           I. Contractor shall reimburse Continental an amount equal to the quotient of (1) the product of (a) the difference between the Contract Fuel Rate for the applicable Fuel-Related Component and such actual Fuel-Related Component Expense per gallon multiplied by (b) the Second Forecast Rate divided by (2) the Cost Difference set forth on Appendix 23, and

                           II. Continental shall reimburse Contractor an amount equal to the quotient of (1) the product of (a) the difference between such actual number of gallons consumed and the Second Forecast Rate multiplied by (b) such actual Fuel-Related Component Expense per gallon divided by (2) the Cost Difference set forth on Appendix 23.

                  c. If Contractor's actual applicable Fuel-Related Component Expense per gallon during a particular month for Scheduled Flights equals the Contract Fuel Rate for the applicable Fuel-Related Component, then:

                           I. if Contractor's actual number of gallons consumed for such month for Scheduled Flights is lower than the Second Forecast Rate, Contractor shall reimburse Continental an amount equal to the quotient of (1) the product of (a) the difference between the Second Forecast Rate and such actual number of gallons consumed multiplied by (b) the Contract Fuel Rate for the applicable Fuel-Related Component divided by (2) the Cost Difference set forth on Appendix 23; and

                           II. if Contractor's actual number of gallons consumed for such month for Scheduled Flights is greater than the Second Forecast Rate, Continental shall reimburse Contractor an amount equal to the quotient of (1) the product of (a) the difference between such actual number of gallons consumed and the Second Forecast Rate multiplied by (b) the Contract Fuel Rate for the applicable Fuel-Related Component divided by (2) the Cost Difference set forth on Appendix 23.

                  d. If Contractor's actual number of gallons consumed during a particular month for Scheduled Flights equals the Second Forecast Rate, and if Contractor's actual applicable Fuel-Related Component Expense per gallon during a particular month for Scheduled Flights is lower than the Contract Fuel Rate for the applicable Fuel-Related Component, Contractor shall reimburse Continental an amount equal to the quotient of (1) the product of (a) the difference between the Contract Fuel Rate for the





                                  Schedule 3-7
                           applicable Fuel-Related Component and such actual Fuel-Related Component Expense per gallon multiplied by (b) the Second Forecast Rate divided by (2) the Cost Difference set forth on Appendix 23;

         3.       Certain Parts:

                  a. Contractor shall be reimbursed for the cost of all engine life limited components when replaced so long as, at the time of such replacement of the component, the applicable aircraft is a Covered Aircraft.

                  b. If, with Continental's prior written consent, Contractor amends the Flight Hour Agreement to cover engine life limited components on Covered Aircraft, then the Appendix 3 Block Hour Rates shall be increased for the months following the effectiveness of such amendment to reimburse Contractor for the additional expense at cost (without any amount in respect of the Cost Factor).

         4.       Administrative and Facilities Expenses.

                  a. Administrative Costs. The Appendix 3 Block Hour Rates and the Appendix 1 Expenses include allocations of administrative compensation costs. The parties hereto have entered into the Administrative Support and Information Services Provisioning Agreement, pursuant to which Continental has agreed to provide Contractor with certain administrative services. Pursuant to the Administrative Support and Information Services Provisioning Agreement, the parties hereto have agreed to enter into a transition plan, which plan will provide for the termination of the services provided by Continental to Contractor thereunder over a certain period of time. As a result, certain of such services may be terminated during the term of this Agreement. Contractor and Continental hereby agree that in connection with the transition plan Contractor and Continental shall meet and confer to adjust the Appendix 3 Block Hour Rates and Appendix 1 Expenses to reasonably reflect any increases or decreases in Contractor's administrative compensation costs or other administrative costs and the costs payable to Continental pursuant to the Administrative Support and Information Services Provisioning Agreement as a result of Contractor's having to replace any of such terminated services.




                                  Schedule 3-8

                  b. Facility and Ground Handling Costs. In consideration of the services provided by Continental to Contractor pursuant to Paragraph 1.1.1 of the Continental Ground Handling Agreement during a particular month, Contractor will pay Continental a fee equal to the product of (i) the First Forecast Rate - Component 1 set forth on Appendix 8 for such month, multiplied by
                           (ii) the First Weighted Average Number for such month. In addition, if at any time Contractor shall relocate its headquarters, the parties agree to meet and confer pursuant to Paragraph B(11) regarding such event.

         5.       Flight Overfly Reconciliation.

                  a. With respect to Scheduled Flights, for any calendar month Contractor's actual block hours flown per departure for any particular aircraft type exceeds the scheduled block hours per departure for such aircraft type for such calendar month as set forth in the Final Monthly Schedule, then the reconciliation for such period shall include a payment for such aircraft type by Continental to Contractor in an amount equal to the product of (i) the First Incremental Cost Rate set forth on Appendix 11 with respect to such aircraft type and such month, multiplied by (ii) the quotient of (1) the difference between such actual number of block hours per departure and such number of scheduled block hours per departure divided by (2) such number of scheduled block hours per departure, multiplied by (iii) the number of scheduled block hours for such aircraft type as set forth on the Final Monthly Schedule multiplied by (iv) the First Benchmark Factor for such calendar month.

                  b. With respect to Scheduled Flights, for any calendar month the scheduled block hours per departure for any particular aircraft type as set forth on the Final Monthly Schedule exceeds Contractor's actual block hours flown per departure for such aircraft type for such calendar month, then the reconciliation for such period shall include a payment for such aircraft type by Contractor to Continental in an amount equal to the product of (i) the Second Incremental Cost Rate, set forth on Appendix 12 with respect to such aircraft type and month, multiplied by (ii) the quotient of (1) the difference between such number of scheduled block hours per departure and such actual number of block hours per departure, divided by (2) such number of scheduled block hours per departure, multiplied by (iii) the number of scheduled block hours for such aircraft type as set forth on the Final Monthly Schedule multiplied by (iv) the First Benchmark Factor for such calendar month.




                                  Schedule 3-9

         6.       Flight Cancellation Reconciliation.

                  a. If the product of the total number of Scheduled Flights for a particular aircraft type during a calendar month as set forth in the Final Monthly Schedule multiplied by the First Cancellation Rate exceeds the actual number of Uncontrollable Cancellations of such aircraft type in such calendar month (such excess number of flights of such aircraft type being the "First Cancellation Number" for such aircraft type), then the reconciliation for such period shall include a payment by Continental to Contractor in an amount equal to the product of (i) the First Incremental Cost Rate, as set forth on Appendix 11 for such aircraft type and such month, multiplied by (ii) the First Cancellation Number for such aircraft type, multiplied by (iii) the actual number of block hours per departure for such aircraft type for such calendar month.

                  b. If the actual number of Uncontrollable Cancellations for a particular aircraft type during a calendar month exceeds the product of the total number of Scheduled Flights for such aircraft type during such calendar month multiplied by the First Cancellation Rate (such excess number of flights of such aircraft type being the "Second Cancellation Number" for such aircraft type), then the reconciliation for such period shall include a payment by Contractor to Continental in an amount equal to the product of (i) the Second Incremental Cost Rate, as set forth on Appendix 12 for such aircraft type and such month, multiplied by (ii) the Second Cancellation Number for such aircraft type, multiplied by (iii) the average number of block hours per Scheduled Flight for such aircraft type for such calendar month.

                  c. If the product of the total number of Scheduled Flights for a particular aircraft type during a calendar month multiplied by the Second Cancellation Rate exceeds the actual number of Controllable Cancellations for such aircraft type in such calendar month (such excess number of flights of such aircraft type being the "Third Cancellation Number" for such aircraft type), then the reconciliation for such period shall include a payment by Continental to Contractor in an amount equal to the product of (i) the Third Incremental Cost Rate multiplied by (ii) the Third Cancellation Number for such aircraft type, multiplied by (iii) the actual number of block hours per flight for such aircraft type for such calendar month.

                           The "Third Incremental Cost Rate" for a particular aircraft type equals the Fourth Incremental Cost Rate for such aircraft type plus the Fifth Incremental Cost Rate for such aircraft type.




                                 Schedule 3-10

                           The "Fourth Incremental Cost Rate" for a particular aircraft type and for a particular month equals the product of (i) the sum of (a) the applicable Appendix 13 Incremental Cost Rate set forth on Appendix 13 for such aircraft type and month, minus the sum of (1) the Appendix 14 Block Hour Rate set forth on Appendix 14 for such aircraft type and month plus (2) the Appendix 5 Block Hour Rate set forth on Appendix 5 for such aircraft type and month, plus (b) the Adjusted Appendix 14 Block Hour Rate for such aircraft type and month plus (c) the Third Adjusted Block Hour Rate for such aircraft type and month and
                           (ii) the First Benchmark Factor for such month.

                           The "Adjusted Appendix 14 Block Hour Rate" for a particular aircraft type and a particular month is obtained by multiplying the Appendix 14 Block Hour Rate by the Appendix 7 Block Hours set forth on Appendix 7 for such aircraft type and dividing such product by the average scheduled block hours per departure for such aircraft type as set forth on the Final Monthly Schedule.

                           The "Fifth Incremental Cost Rate" is obtained by allocating the Appendix 1 Expenses among the different aircraft types by each type's allocable share of statistics from the Final Monthly Schedule based on the methodology set forth in Appendix 15, and dividing such allocation to a specific aircraft type by the scheduled block hours for such aircraft type set forth in the Final Monthly Schedule, then multiplying such quotient by the First Benchmark Factor.

                  d. If the actual number of Controllable Cancellations for a particular aircraft type in a calendar month exceeds the product of the total number of Scheduled Flights for such aircraft type during such calendar month multiplied by the Second Cancellation Rate (such excess number of flights of such aircraft type being the "Fourth Cancellation Number" for such aircraft type), then the reconciliation for such period shall include a payment by Contractor to Continental in an amount equal to the product of (i) the Third Incremental Cost Rate for such aircraft type multiplied by (ii) the Fourth Cancellation Number, multiplied by (iii) the average number of block hours per Scheduled Flight for such aircraft type for such calendar month.

                  e. For purposes of this Paragraph B(6), for any month during which a Labor Strike occurs, the Second Cancellation Rate for such month shall be adjusted to equal the difference between (a) the Second Cancellation Rate for such month (before any such adjustment)





                                 Schedule 3-11
                           and (b) the product of (1) the quotient of (i) the Second Cancellation Rate for such month (before any such adjustment) divided by (ii) the number of days in the particular month, multiplied by (2) the number of days in such month (not to exceed the number of days in the particular month) during which such Labor Strike was occurring. For purposes of this Paragraph B(6), for any month during which a Labor Strike occurs, the First Cancellation Rate for such month shall be adjusted to equal the difference between (a) the First Cancellation Rate for such month (before any such adjustment) and (b) the product of (1) the quotient of (i) the First Cancellation Rate for such month (before any such adjustment) divided by (ii) 30, multiplied by (2) the number of days in such month (not to exceed 30 days) during which such Labor Strike was occurring.

                  f. For all purposes of this Agreement, the term Uncontrollable Cancellations shall include the following:

                           I. After presentation of the Final Monthly Schedule pursuant to Section 2.01(b) of the Agreement, if Continental makes any changes to such schedule that result in a cancellation of a Scheduled Flight, then such cancellation shall constitute an Uncontrollable Cancellation.

                           II. If any proposed Scheduled Flight on a planned flight schedule involves a flight to a new airport which will be a Contractor Airport, and Contractor experiences a delay in preparing the required facilities and making all necessary arrangements to complete a flight to such airport, which delay either (i) is caused by the Environmental Protection Agency, airport or any other governmental authority, or (ii) occurs after Contractor received less than 90 days' advance notice of such Scheduled Flight to a new airport and used its commercially reasonable efforts to prepare the required facilities and make all necessary arrangements (all in accordance with the Master Facility and Ground Handling Agreement), and in either case such Scheduled Flight is cancelled, then such cancellation shall constitute an Uncontrollable Cancellation.

                  g. Subject to the provisions of Paragraph B(6)(f), Contractor hereby agrees that each cancellation of a Scheduled Flight shall be designated as either a Controllable Cancellation or an Uncontrollable Cancellation on a basis consistent with Contractor's historical experience, including specifically the methodology used to create the data set forth in Appendix 2.




                                 Schedule 3-12

         7.       Insurance Costs.

                  a. If Contractor elects not to participate in a combined placement for a particular insurance policy, Contractor shall not be reimbursed or otherwise compensated (through adjustments to Block Hour Rates, reconciliation amounts, amounts in respect of the Cost Factor or otherwise) for any Excess Insurance Costs with respect to such policy.

                  b. If Continental elects not to participate in a combined placement for a particular insurance policy, Continental shall pay to Contractor an amount equal to the Excess Insurance Costs with respect to such policy, up to the Average Peer Group Rates. Contractor shall not be reimbursed or otherwise compensated (through adjustments to Block Hour Rates or otherwise) to the extent that its insurance costs exceed the Average Peer Group Rates.

                  c. Contractor will pay to Continental its proportionate share of all combined-placement insurance premiums not later than the date that Continental is required under the terms of the applicable policy to pay the policy premiums. The cost allocation for such combined placements shall be as follows:

                           I. Hull and War Risk Coverage Rate. To be determined each year; a dollar amount equal to the combined placement program's composite whole rate as set forth in the current group policy, multiplied by Contractor's average fleet value for the policy period, as determined by recognized standard industry methods of valuation consistent with prior practice.

                           II. Liability Rates. To be determined each year; an amount equal to the combined placement program's composite liability rate as set forth in the current group policy, multiplied by revenue passenger miles, as determined by recognized standard industry methods consistent with prior practice.

                           III. Miscellaneous Insurance (Property, Casualty and D&O, etc.) Rates. The parties agree to meet annually to determine the cost allocation for all other insurance coverage based on Contractor's portion of the "total exposure base" for such coverage, as determined by recognized standard industry methods consistent with prior practice.




                                 Schedule 3-13

                  d. In the Performance Period subsequent to the next combined policy insurance renewal following a Major Loss caused by Continental (or, if such a Major Loss occurs so close to the combined policy insurance renewal date that the effects are not reflected in the next combined policy insurance renewal premium amount, then in the Performance Period subsequent to the renewal in which the effects are first included), Continental and Contractor agree to determine the amount of increase in the combined policy insurance premiums, if any, to be attributed to such Major Loss (as opposed to a general increase in the premiums) as follows:

                           I. The parties will compare the combined policy premium increase to premium increases experienced by the five Major Carriers closest to Continental in aggregate revenue passenger miles at the time of such determination, excluding any Major Carrier that experienced a Major Loss within the previous three years.

                           II. The average annual increase in insurance costs for such Major Carriers shall be calculated by (i) subtracting the expiring rates of each such Major Carrier from its new rates, (ii) adding the total of such differences and (iii) dividing the total by the number of Major Carriers whose rates were included in the calculation.

                           III. The amount that the increase in the combined premiums for Continental and Contractor exceeds the average annual increase in insurance costs calculated pursuant to clause (II) above shall be deemed to be the portion of the increase for such year due to such Major Loss (the "Continental Premium Surcharge Amount").

                           IV. The Continental Premium Surcharge Amount for the subsequent two years shall be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, respectively, of the Continental Premium Surcharge Amount for the first year, and shall be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} thereafter.




                                 Schedule 3-14

                           V. The Continental Premium Surcharge Amount shall be borne solely by Continental and that amount shall be deducted from the aggregate premium amounts included in all cost-sharing calculations between
                                    Continental and Contractor.

                  e. In the Performance Period subsequent to the next combined policy insurance renewal following a Major Loss caused by Contractor (or, if such a Major Loss occurs so close to the combined policy insurance renewal date that the effects are not reflected in the next combined policy insurance renewal premium amount, then in the Performance Period subsequent to the renewal in which the effects are first included), Continental and Contractor agree to determine the amount of increase in the combined policy insurance premiums, if any, to be attributed to such Major Loss (as opposed to a general increase in the premiums) as follows:

                           I. The parties will compare the combined policy premium increase to premium increases experienced by the five regional airlines with annual revenues closest to those of Contractor, excluding any such regional airline that experienced a Major Loss within the previous three years.

                           II. The average annual increase in insurance costs for such regional airlines shall be calculated by (i) subtracting the expiring rates of each such regional airlines from its new rates, (ii) adding the total of such differences and (iii) dividing the total by the number of such regional airlines whose rates were included in the calculation.

                           III. The parties will also calculate the maximum permitted increase in annual premiums which would be permitted if the policy coverage was limited to the insurance limits required to be maintained by Contractor (the "Contractor Premium Surcharge Limit").

                           IV. The amount that the Contractor Premium Surcharge Limit exceeds the average annual increase in insurance costs calculated pursuant to clause (II) above shall be deemed to be the portion of the increase for such year due to such Major Loss and payable by Contractor (the "Contractor Premium Surcharge Amount").





                                 Schedule 3-15

                           V. The amount that the increase in the combined premiums for Continental and Contractor exceeds the sum of (x) the average annual increase in insurance costs calculated pursuant to clause (II) above and (y) the Contractor Premium Surcharge Amount shall be deemed to be the portion of the increase for such year due to such Major Loss and payable by Continental (the "Contractor Premium Surcharge Overflow Amount").

                           VI. The Contractor Premium Surcharge Amount for the subsequent two years shall be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, respectively, of the Contractor Premium Surcharge Amount for the first year, and shall be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} thereafter.

                           VII. The Contractor Premium Surcharge Overflow Amount for the subsequent two years shall be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, respectively, of the Contractor Premium Surcharge Overflow Amount for the first year, and shall be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} thereafter.




                                 Schedule 3-16

                           VIII. The Contractor Premium Surcharge Amount shall be borne solely by Contractor and that amount shall be deducted from the aggregate premium amounts included in all cost-sharing calculations between Continental and Contractor.

                           IX. The Contractor Premium Surcharge Overflow Amount shall be borne solely by Continental and that amount shall be deducted from the aggregate premium amounts included in all cost-sharing calculations between
                                    Continental and Contractor.

                  f. Contractor shall be reimbursed in full for the aggregate of all insurance deductibles paid in any calendar year up to an amount equal to the historical average of such deductibles paid by Contractor during the last five full calendar years for which such calculations are available as of such date of determination.

         8.       Volume Reconciliation.

                  a. Hotel Volume Reconciliation. The following expenses incurred in connection with Scheduled Flights as allocated pursuant to Section 3.05(a) shall be reconciled as follows:

                           I. Pilot Contract Hotel Stays. Included in the Appendix 3 Block Hour Rates is an assumed cost associated with an assumed number of Contract Hotel Stays for pilots per scheduled block hour set forth in the Final Monthly Schedule. If the actual number of Contract Hotel Stays for pilots per scheduled block hour set forth in the Final Monthly Schedule for a particular month exceeds the number of assumed Contract Hotel Stays for pilots per scheduled block hour for such month as set forth in Appendix 16a, then Continental shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) such actual number of Contract Hotel Stays for pilots per scheduled block hour during such month and (2) such assumed number of Contract Hotel Stays for pilots per scheduled block hour during such month, multiplied by (ii) the number of scheduled block hours for such month multiplied by
                                    (iii) the assumed cost per Contract Hotel
                                    Stay for pilots for such month as set forth in Appendix 16a divided by (b) the Cost Difference set forth on Appendix 23. If the actual number of Contract Hotel Stays for pilots per scheduled block hour set forth in the Final Monthly Schedule for a particular month is less than the number of assumed Contract Hotel Stays for pilots per scheduled block hour for such month as set forth in Appendix 16a, then Contractor shall pay an amount to






                                 Schedule 3-17

                                    Continental equal to the quotient of (a) the product of (i) the difference between (1) such assumed number of Contract Hotel Stays for pilots per scheduled block hour during such month and (2) such actual number of Contract Hotel Stays for pilots per scheduled block hour during such month, multiplied by (ii) the number of scheduled block hours for such month, multiplied by
                                    (iii) the assumed cost per Contract Hotel
                                    Stay for pilots for such month as set forth in Appendix 16a divided by (b) the Cost Difference set forth on Appendix 23.

                           II. Flight Attendant Contract Hotel Stays. Included in the Appendix 3 Block Hour Rates is an assumed cost associated with an assumed number of Contract Hotel Stays for flight attendants per scheduled block hour set forth in the Final Monthly Schedule. If the actual number of Contract Hotel Stays for flight attendants per scheduled block hour set forth in the Final Monthly Schedule for a particular month exceeds the number of assumed Contract Hotel Stays for flight attendants per scheduled block hour for such month as set forth in Appendix 16b, then Continental shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) such actual number of Contract Hotel Stays for flight attendants per scheduled block hour during such month and (2) such assumed number of Contract Hotel Stays for flight attendants per scheduled block hour during such month, multiplied by (ii) the number of scheduled block hours for such month multiplied by (iii) the assumed cost per Contract Hotel Stay for flight attendants for such month as set forth in Appendix 16b divided by (b) the Cost Difference set forth on Appendix 23. If the actual number of Contract Hotel Stays for flight attendants per scheduled block hour set forth in the Final Monthly Schedule for a particular month is less than the number of assumed Contract Hotel Stays for flight attendants per scheduled block hour for such month as set forth in Appendix 16b, then Contractor shall pay an amount to Continental equal to the quotient of (a) the product of (i) the difference between (1) such assumed number of Contract Hotel Stays for flight attendants per scheduled block hour during such month and (2) such actual number of Contract Hotel Stays for flight attendants per scheduled block hour during such month, multiplied by (ii) the number of scheduled block hours for such month, multiplied by
                                    (iii) the assumed cost per Contract Hotel
                                    Stay for flight attendants for such month as






                                 Schedule 3-18
                                    set forth in Appendix 16b divided by (b) the Cost Difference set forth on Appendix 23.

                  b. Pilot Training Volume Reconciliation. The following expenses incurred in connection with Scheduled Flights, as allocated pursuant to Section 3.05(a), shall be reconciled as follows:

                           I. New Hire Training Cycles. Included in the Appendix 1 Expenses is an assumed cost associated with an assumed number of Pilot New Hire Training Cycles for each aircraft type. If the actual number of Pilot New Hire Training Cycles for a particular month and a particular aircraft type exceeds the number of assumed Pilot New Hire Training Cycles for such month and aircraft type as set forth in Appendix 17b, then Continental shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) such actual number of Pilot New Hire Training Cycles during such month for such aircraft type and (2) such assumed number of Pilot New Hire Training Cycles during such month for such aircraft type, multiplied by (ii) the assumed cost of each Pilot New Hire Training Cycle for such month and such aircraft type as set forth in Appendix 17a divided by (b) the Cost Difference set forth on Appendix 23. If the actual number of Pilot New Hire Training Cycles for a particular month and aircraft type is less than the assumed number of Pilot New Hire Training Cycles for such month and aircraft type as set forth in Appendix 17b, then Contractor shall pay an amount to Continental equal to the quotient of (a) the product of (i) the difference between (1) such assumed number of Pilot New Hire Training Cycles during such month for such aircraft type and (2) such actual number of Pilot New Hire Training Cycles during such month for such aircraft type, multiplied by (ii) the assumed cost of each Pilot New Hire Training Cycle for such month and such aircraft type as set forth in Appendix 17a divided by (b) the Cost Difference set forth on Appendix 23.

                           II. Pilot Transitional Training Cycles. Included in the Appendix 1 Expenses is an assumed cost associated with an assumed number of Pilot Transitional Training Cycles for each aircraft type. If the actual number of Pilot Transitional Training Cycles for a particular month and a particular aircraft type exceeds the number of assumed Pilot Transitional Training Cycles for such month and aircraft type as set forth in Appendix 17c, then Continental






                                 Schedule 3-19
                                    shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) such actual number of Pilot Transitional Training Cycles during such month for such aircraft type and (2) such assumed number of Pilot Transitional Training Cycles during such month for such aircraft type, multiplied by (ii) the assumed cost of each Pilot Transitional Training Cycle for such month and aircraft type as set forth in Appendix 17a divided by
                                    (b) the Cost Difference set forth on
                                    Appendix 23. If the actual number of Pilot
                                    Transitional Training Cycles for a
                                    particular month and aircraft type is less than the number of assumed Pilot Transitional Training Cycles for such month and aircraft type as set forth in Appendix 17c, then Contractor shall pay an amount to Continental equal to the quotient of (a) the product of (i) the difference between (1) such assumed number of Pilot Transitional Training Cycles during such month for such aircraft type and (2) such actual number of Pilot Transitional Training Cycles during such month for such aircraft type, multiplied by (ii) the assumed cost of each Pilot Transitional Training Cycle for such month and aircraft type as set forth in Appendix 17a divided by (b) the Cost Difference set forth on Appendix 23.

                           III. Pilot Upgrade Training Cycles. Included in the Appendix 1 Expenses is an assumed cost associated with an assumed number of Pilot Upgrade Training Cycles for each aircraft type. If the actual number of Pilot Upgrade Training Cycles for a particular month and a particular aircraft type exceeds the number of assumed Pilot Upgrade Training Cycles for such month and such aircraft type as set forth in Appendix 17d, then Continental shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) such actual number of Pilot Upgrade Training Cycles during such month for such aircraft type and (2) such assumed number of Pilot Upgrade Training Cycles during such month for such aircraft type, multiplied by (ii) the assumed cost of each Pilot Upgrade Training Cycle for such month and such aircraft type as set forth in Appendix 17a divided by (b) the Cost Difference set forth on Appendix 23. If the actual number of Pilot Upgrade Training Cycles for a particular month and a particular aircraft type is less than the number of assumed Pilot Upgrade Training Cycles for such month and such aircraft type as set forth in Appendix 17d, then Contractor shall pay an amount to Continental equal to the quotient of (a) the






                                 Schedule 3-20
                                    product of (i) the difference between (1) such assumed number of Pilot Upgrade Training Cycles during such month for such aircraft type and (2) such actual number of Pilot Upgrade Training Cycles during such month for such aircraft type, multiplied by
                                    (ii) the assumed cost of each Pilot Upgrade
                                    Training Cycles for such month and aircraft type as set forth in Appendix 17a divided by
                                    (b) the Cost Difference set forth on
                                    Appendix 23.

                           IV. Pilot Recurrent Flight Training Cycles. Included in the Appendix 1 Expenses is an assumed cost associated with an assumed number of Pilot Recurrent Flight Training Cycles for each aircraft type. If the actual number of Pilot Recurrent Flight Training Cycles for a particular month and a particular aircraft type exceeds the number of assumed Pilot Recurrent Flight Training Cycles for such month and such aircraft type and as set forth in Appendix 17e, then Continental shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) such actual number of Pilot Recurrent Flight Training Cycles during such month and such aircraft type and (2) such assumed number of Pilot Recurrent Flight Training Cycles during such month for such aircraft type, multiplied by (ii) the assumed cost of each Pilot Recurrent Flight Training Cycle for such month and such aircraft type as set forth in Appendix 17a divided by (b) the Cost Difference set forth on Appendix 23. If the actual number of Pilot Recurrent Flight Training Cycles for a particular month and a particular aircraft type is less than the number of assumed Pilot Recurrent Flight Training Cycles for such month and such aircraft type as set forth in Appendix 17e, then Contractor shall pay an amount to Continental equal to the quotient of (a) the product of (i) the difference between (1) such assumed number of Pilot Recurrent Flight Training Cycles during such month for such aircraft type and (2) such actual number of Pilot Recurrent Flight Training Cycles during such month for such aircraft type, multiplied by (ii) the assumed cost of each Pilot Recurrent Flight Training Cycles for such month and such aircraft type as set forth in Appendix 17a divided by (b) the Cost Difference set forth on Appendix 23.

                           V. Pilot Recurrent Ground Training Cycles. Included in the Appendix 1 Expenses is an assumed cost associated with an assumed number of Pilot Recurrent Ground Training Cycles for each aircraft type. If the actual number of Pilot





                                 Schedule 3-21

                                    Recurrent Ground Training Cycles for a
                                    particular month and a particular aircraft type exceeds the number of assumed Pilot Recurrent Ground Training Cycles for such month and such aircraft type and as set forth in Appendix 17f, then Continental shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) such actual number of Pilot Recurrent Ground Training Cycles during such month and such aircraft type and
                                    (2) such assumed number of Pilot Recurrent
                                    Ground Training Cycles during such month for such aircraft type, multiplied by (ii) the assumed cost of each Pilot Recurrent Ground Training Cycle for such month and such aircraft type as set forth in Appendix 17a divided by (b) the Cost Difference set forth on Appendix 23. If the actual number of Pilot Recurrent Ground Training Cycles for a particular month and a particular aircraft type is less than the number of assumed Pilot Recurrent Ground Training Cycles for such month and such aircraft type as set forth in Appendix 17f, then Contractor shall pay an amount to Continental equal to the quotient of (a) the product of (i) the difference between (1) such assumed number of Pilot Recurrent Ground Training Cycles during such month for such aircraft type and
                                    (2) such actual number of Pilot Recurrent
                                    Ground Training Cycles during such month for such aircraft type, multiplied by (ii) the assumed cost of each Pilot Recurrent Ground Training Cycles for such month and such aircraft type as set forth in Appendix 17a divided by (b) the Cost Difference set forth on Appendix 23.

                  c.       Pilot and Flight Attendant Per Diem Reconciliation.

                           I. Pilot Per Diem. Included in the Appendix 3 Block Hour Rates is an assumed cost associated with an assumed number of Pilot Per Diem Hours per scheduled block hour. If the actual number of Pilot Per Diem Hours per scheduled block hour for a particular month exceeds the number of assumed Pilot Per Diem Hours per scheduled block hour in such month as set forth in Appendix 18a, then Continental shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) such actual number of Pilot Per Diem Hours per scheduled block hour during such month and (2) such assumed number of Pilot Per Diem Hours per scheduled block hour during such month, multiplied by (ii) the number of scheduled block hours for such month, multiplied by (iii) the assumed






                                 Schedule 3-22
                                    amount payable for each Pilot Per Diem Hour for such month as set forth in Appendix 18a divided by (b) the Cost Difference set forth on Appendix 23. If the actual number of Pilot Per Diem Hours per scheduled block hour for a particular month is less than the number of assumed Pilot Per Diem Hours per scheduled block hour in such month as set forth in Appendix 18a, then Contractor shall pay an amount to Continental equal to the quotient of (a) the product of (i) the difference between (1) such assumed number of Pilot Per Diem Hours per scheduled block hour during such month and (2) such actual number of Pilot Per Diem Hours per scheduled block hour during such month, multiplied by
                                    (ii) the number of scheduled block hours for such month, multiplied by (iii) the assumed amount payable for each Pilot Per Diem Hour for such month as set forth in Appendix 18a divided by (b) the Cost Difference set forth on Appendix 23.

                           II. Flight Attendants Per Diem. Included in the Appendix 3 Block Hour Rates is an assumed cost associated with an assumed number of Flight Attendant Per Diem Hours per scheduled block hour. If the actual number of Flight Attendant Per Diem Hours per scheduled block hour for a particular month exceeds the number of assumed Flight Attendant Per Diem Hours per scheduled block hour in such month as set forth in Appendix 18b, then Continental shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) such actual number of Flight Attendant Per Diem Hours per scheduled block hour during such month and (2) such assumed number of Flight Attendant Per Diem Hours per scheduled block hour during such month, multiplied by (ii) the number of scheduled block hours for such month, multiplied by
                                    (iii) the assumed amount payable for each Flight Attendant Per Diem Hour for such month as set forth in Appendix 18b divided by (b) the Cost Difference set forth on Appendix 23. If the actual number of Flight Attendant Per Diem Hours per scheduled block hour for a particular month is less than the number of assumed Flight Attendant Per Diem Hours per scheduled block hour in such month as set forth in Appendix 18b, then Contractor shall pay an amount to Continental equal to the quotient of (a) the product of (i) the difference between (1) such assumed number of Flight Attendant Per Diem Hours per scheduled block hour during such month and (2) such actual number of Flight Attendant Per Diem Hours per





                                 Schedule 3-23
                                    scheduled block hour during such month,
                                    multiplied by (ii) the number of scheduled block hours for such month, multiplied by
                                    (iii) the assumed amount payable for each Flight Attendant Per Diem Hour for such month as set forth in Appendix 18b divided by (b) the Cost Difference set forth on Appendix 23.

                  d. Pilot Soft Time Reconciliation. Included in the Appendix 3 Block Hour Rates is an assumed cost associated with an assumed number of Pilot Flight Paid Hours per scheduled Pilot Block Hour. If the actual number of Pilot Flight Paid Hours per scheduled Pilot Block Hour for a particular month exceeds the number of assumed Pilot Flight Paid Hours per scheduled Pilot Block Hour in such month as set forth in Appendix 19, then Continental shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) such actual number of Pilot Flight Paid Hours per scheduled Pilot Block Hour during such month and (2) such assumed number of Pilot Flight Paid Hours per scheduled Pilot Block Hour during such month, multiplied by (ii) the number of scheduled Pilot Block Hours for such month, multiplied by (iii) the assumed amount payable for each Pilot Flight Paid Hour as set forth in Appendix 19, divided by (b) the Cost Difference set forth in Appendix 23. If the actual number of Pilot Flight Paid Hours per scheduled Pilot Block Hour for a particular month is less than the number of assumed Pilot Flight Paid Hours per scheduled Pilot Block Hour in such month as set forth in Appendix 19, then Contractor shall pay an amount to Continental equal to the quotient of (a) the product of (i) the difference between (1) such assumed number of Pilot Flight Paid Hours per scheduled Pilot Block Hour during such month and (2) such actual number of Pilot Flight Paid Hours per scheduled Pilot Block Hour during such month, multiplied by (ii) the number of scheduled Pilot Block Hours for such month, multiplied by (iii) the assumed amount payable for each Pilot Flight Paid Hour as set forth in Appendix 19, divided by (b) the Cost Difference set forth in Appendix 23. The reconciliation described in this Paragraph 8(d) will cease upon the earlier to occur of (1) Contractor hiring a New Contractor Pilot and
                           (2) Contractor no longer employing any Continental Pilots.

                  e. Pilot Seniority Reconciliation. Included in the Appendix 1 Expenses and the Appendix 3 Block Hour Rates is an assumed cost associated with an assumed number of Continental Pilots continuing to be employed by Contractor. If the aggregate number of Continental Pilots whose employment is actually terminated by Contractor in a particular month exceeds the aggregate number of Continental Pilots whose employment by Contractor is assumed to





                                 Schedule 3-24
                           be terminated in such particular month as set forth in Appendix 20, then Contractor shall pay an amount to Continental equal to the quotient of (a) the product of (i) the difference between (1) such aggregate number of Continental Pilots whose employment is actually terminated by Contractor during such month and (2) such aggregate number of Continental Pilots whose employment is assumed to be terminated by Contractor during such month, multiplied by (ii) the assumed amount payable per Continental Pilot being terminated by Contractor as set forth in Appendix 20, divided by (b) the Cost Difference set forth on Appendix 23. If the aggregate number of Continental Pilots whose employment is assumed to be terminated by Contractor for a particular month as set forth in Appendix 20 exceeds the aggregate number of Continental Pilots whose employment is actually terminated by Contractor during such month, then Continental shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) such aggregate number of Continental Pilots whose employment is assumed to be terminated by Contractor during such month and (2) such aggregate number of Continental Pilots whose employment is actually terminated by Contractor during such month, multiplied by (ii) the assumed amount payable per Continental Pilot being terminated by Contractor as set forth in Appendix 20, divided by (b) the Cost Difference set forth on Appendix 23. The reconciliation described in this Paragraph 8(e) will cease when Contractor no longer employs any Continental Pilots.

                  f. Airport Agent Volume Reconciliation. Included in the Appendix 1 Expenses is an assumed cost associated with an assumed number of Agent Paid Hours. If the lower of the Staffing Model Agent Paid Hours or actual number of Agent Paid Hours for a particular month exceeds the assumed number of Agent Paid Hours as set forth in Appendix 21, then Continental shall pay an amount to Contractor equal to the quotient of
                           (a) the product of (i) the difference between (1) the lower of such Staffing Model Agent Paid Hours or such actual number of Agent Paid Hours during such month and (2) such assumed Agent Paid Hours during such month, multiplied by (ii) the assumed amount payable per Agent Paid Hour as set forth in Appendix 21, multiplied by (iii) 1.1681, divided by (b) the Cost Difference forth on Appendix 23. If the lower of the Staffing Model Agent Paid Hours or actual number of Agent Paid Hours for a particular month is less than the assumed number of Agent Paid Hours as set forth in Appendix 21, then Contractor shall pay an amount to Continental equal to the quotient of (a) the product of (i) the difference between (1) such assumed Agent Paid Hours during such month and (2) the lower of such






                                 Schedule 3-25

                           Staffing Model Agent Paid Hours or such actual number of Agent Paid Hours during such month, multiplied by
                           (ii) the assumed amount payable per Agent Paid Hour as set forth in Appendix 21, multiplied by (iii) 1.1681, divided by (b) the Cost Difference set forth on Appendix 23.

         9.       Reconciliation of Other Expenses.


                  a. Except to the extent that payments are made by Contractor to Continental pursuant to Paragraph B(6)(e) in respect of any of the following expenses for any Controllable Cancellation resulting solely from any Labor Strike or from a non-carrier specific airworthiness directive or other non-carrier specific regulatory order, the following expenses incurred in connection with Scheduled Flights, as allocated pursuant to Section 3.05(a), shall be reconciled monthly (except as specifically set forth below) to actual costs: (i) all payments made by Contractor under any Covered Aircraft Sublease, except for any Supplemental Rent (as defined therein) payable as a result of any action or inaction by Contractor, other than actions taken or not taken specifically at the direction of Continental; (ii) all payments made by Contractor for Incremental Passenger-Related Facilities; (iii) all employer-matching payments made by Contractor pursuant to any Contractor 401(K) (provided that, upon Continental owning less than 50% of the voting power of Holdings (the date upon which such event occurs being referred to herein as the "Distribution Date"), Continental shall not be required to reconcile any such payments made by Contractor to the extent that such payments are attributable to a change in the 401(K) or the company-match on or after the Distribution Date);
                           (iv) property and ad valorem taxes, other similar taxes imposed specifically on property or assets, sales and use taxes and franchise taxes (but excluding all other taxes, such as income, profits, withholding, employment, social security, disability, occupation, severance, excise and fuel taxes); (v) subject to Paragraph B(7) of this Schedule 3, passenger liability, hull and war risk insurance costs; (vi) ARINC/SITA network expenses; (vii) landing fees; (viii) glycol, de-icing and snow removal costs; (ix) payments by Contractor to employees in respect of any profit-sharing and on-time performance plans of Contractor existing on or prior to the Distribution Date (provided that Continental shall not be required to reconcile actual profit-sharing and on-time performance expenses to the extent that such additional expenses are attributable to a change in target benchmarks or payment rates under such plans on or after the Distribution Date, and provided further that reconciliation for profit-sharing plans shall occur on a year-to-date basis at the end of each calendar month); (x) administrative fees paid to Continental under the Administrative Support and Information Services Provisioning Agreement; (xi)








                                 Schedule 3-26
                           amounts paid for the provision of ground handling services pursuant to Paragraph B(4)(b); (xii) payments made by Contractor for "power-by-the-hour" services under the Flight Hour Agreement; (xiii) all expenses of Contractor associated with Extraordinary Hotel Stays during the Performance Period (provided that reconciliation for this item (xiii) shall occur quarterly at the end of each Performance Period);
                           (xiv) depreciation expense (until December 31, 2004), excluding any expenditure not specifically approved by Continental or otherwise contemplated by a capital expenditure plan agreed to by Contractor and Continental; and (xv) third-party security and screening expense at Contractor Airports (collectively, the "Reconciled Expenses"). The Base Compensation includes allocations of the Reconciled Expenses as set forth in Appendix 22 and with respect to certain Reconciled Expenses, as further provided in Paragraph B(9)(f) below. If in any month the Contractor's actual Reconciled Expenses, in the aggregate, exceed the amount of Reconciled Expenses included in the Base Compensation in accordance with Appendix 22 and with respect to certain Reconciled Expenses as further provided in Paragraph B(9)(f) below for such month, Continental shall pay to Contractor an amount equal to the quotient of (i) such difference divided by (ii) the Cost Difference set forth on Appendix 23. If in any month the amount of Reconciled Expenses included in the Base Compensation in accordance with Appendix 22 and with respect to certain Reconciled Expenses as further provided in Paragraph B(9)(f) below for such month exceeds Contractor's actual Reconciled Expenses, Contractor shall pay to Continental an amount equal to the quotient of (i) such difference and (ii) the Cost Difference set forth on Appendix 23.

                  b. Reconciliation amounts will include the payment to Continental, if any, provided in Section 4.05(a) of the Agreement.

                  c. Incentive payments are paid as reconciliation amounts.

                  d. At any time that Contractor or Continental reasonably believes the Prevailing Margin for the current or next Performance Period will be greater than 11.5% or less than 8.5%, then Continental and Contractor will meet and will adjust the Base Compensation for such Performance Period; provided that in no event will such calculation reduce the Base Compensation below an amount necessary so as to achieve an 11.5% Prevailing Margin for such Performance Period or increase Base Compensation above the rate necessary so as to achieve an 8.5% Prevailing Margin for such Performance Period. At the end of each Performance Period in respect of which adjustments were in effect, a calculation shall be





                                 Schedule 3-27
                           made by Contractor not later than the sixth Business Day of the immediately succeeding month to calculate the Prevailing Margin for the previous Performance Period. For adjustments made as a result of a Prevailing Margin expected to exceed 11.5%: (i) if the actual resulting Prevailing Margin for such Performance Period was greater than 11.5%, then the Base Compensation for such Performance Period will be further decreased to the extent required to lower the actual Prevailing Margin for such Performance Period to 11.5% and Contractor shall make a payment to Continental in an amount equal to such reduction in Base Compensation within five Business Days of such calculation and (ii) if the actual resulting Prevailing Margin for such Performance Period was less than 11.5%, then the Base Compensation for such Performance Period will be increased (but only up to the Base Compensation in effect prior to its adjustment pursuant to the first sentence of this Paragraph B(9)(d) of Schedule 3) to the extent required to raise the actual Prevailing Margin for such Performance Period to 11.5% and Continental shall make a payment to Contractor in an amount equal to such increase in Base Compensation within five Business Days of such calculation. For adjustments made as a result of a Prevailing Margin expected to be less than 8.5%: (i) if the actual resulting Prevailing Margin for such Performance Period was less than 8.5%, then the Base Compensation for such Performance Period will be further increased to the extent required to raise the actual Prevailing Margin for such Performance Period to 8.5% and Continental shall make a payment to Contractor in an amount equal to such increase in Base Compensation within five Business Days of such calculation and (ii) if the Prevailing Margin for such Performance Period was greater than 8.5%, then the Base Compensation for such Performance Period will be decreased (but only down to the Base Compensation in effect prior to its adjustment pursuant to the first sentence of this Paragraph B(9)(d) of Schedule 3) to the extent required to lower the actual Prevailing Margin for such Performance Period to 8.5% and Contractor shall make a payment to Continental in an amount equal to such reduction in Base Compensation within five Business Days of such calculation.

                  e. If any of the provisions set forth herein adjust the Base Compensation or the Appendix 1 Expenses, Continental will, within a reasonable period of time following such adjustment, deliver to Contractor revised Appendices, to the extent applicable, to this
                           Schedule 3 to reflect such adjustment; provided that Contractor shall cooperate with Continental in providing to Continental any information required to prepare such Appendices.





                                 Schedule 3-28

                  f. The Base Compensation, Flight Overfly Reconciliation, and Flight Cancellation Reconciliation for any particular month includes allocations of the following Reconciled Expenses as provided below:

                           I. The amount of assumed employer-matching payments referred to in clause (iii) of the second sentence of Paragraph B(9)(a) included in the Base Compensation for any particular month will be equal to the product of (1) the sum of (a) the aggregate sum of the following products for each aircraft type set forth in the Final Monthly
                                    Schedule: (i) the First Implied Rate for such month for each aircraft type set forth on Appendix 22a, multiplied by (ii) the scheduled block hours for such month and aircraft type as set forth on the Final Monthly Schedule multiplied by the First Benchmark Factor for such month, (b) the aggregate sum of the following products for each aircraft type set forth in the Final Monthly Schedule: (i) the Second Implied Rate for such month for each aircraft type set forth on Appendix 22a, multiplied by
                                    (ii) the Appendix 7 Block Hours for such aircraft type set forth on Appendix 7, multiplied by (iii) the scheduled departures for such month and aircraft type as set forth on the Final Monthly Schedule multiplied by the First Benchmark Factor for such month, plus (c) the product of (i) the Third Implied Expenses for such month set forth in Appendix 22a, multiplied by (ii) 1000, multiplied by (2) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                           II. The amount of assumed passenger liability costs referred to in clause (v) of the second sentence of Paragraph B(9)(a) included in the Base Compensation for any particular month will be equal to the product of (1) the rate for such month as set forth on Appendix 22 multiplied by (2) the Forecasted Passengers for such month.

                           III. The amount of assumed ARINC/SITA network expenses referred to in clause (vi) of the second sentence of Paragraph B(9)(a) included in the Base Compensation for any particular month will be equal to the aggregate sum of the following products for each aircraft type set forth in the Final Monthly Schedule: (1) the Fourth Implied Rate for such month for each aircraft type as set forth on Appendix





                                 Schedule 3-29

                                    22b, multiplied by (2) the Appendix 7 Block
                                    Hours set forth on Appendix 7 for such
                                    aircraft type, multiplied by (3) the
                                    scheduled departures for such month and
                                    aircraft type as set forth on the Final
                                    Monthly Schedule, multiplied by (4) the
                                    First Benchmark Factor for such month.

                           IV. The amount of assumed landing fees referred to in clause (vii) of the second sentence of Paragraph B(9)(a) included in the Base Compensation for any particular month will be equal to the aggregate sum of the following products for each aircraft type set forth in the Final Monthly Schedule: (1) the Fifth Implied Rate for such month for each aircraft type as set forth on Appendix 22c, multiplied by (2) the Appendix 7 Block Hours set forth on Appendix 7 for such aircraft type, multiplied by (3) the scheduled departures for such month and aircraft type as set forth on the Final Monthly Schedule multiplied by (4) the First Benchmark Factor for such month.

                           V. The amount of assumed variable ground handling expenses referred to in clause (xi) of the second sentence of Paragraph B(9)(a) included in the Base Compensation for any particular month will be equal to the aggregate sum of the following products for each aircraft type set forth in the Final Monthly Schedule: (1) the Third Adjusted Block Hour Rate for such aircraft type and such month, multiplied by (2), the Cost Difference set forth on Appendix 23, multiplied by (3) the number of scheduled block hours for such aircraft type during such month as set forth in the Final Monthly Schedule, multiplied by (4) the First Benchmark Factor for such month.

                           VI. The amount of assumed expenses associated with Extraordinary Hotel Stays referred to in clause (xiii) of the second sentence of Paragraph B(9)(a) included in the Base Compensation for any particular month will be equal to (1) the product of (a) the sum of the Pilot Hotel Room Rate Per Block Hour for Extraordinary Hotel Stays set forth on Appendix 16a for the applicable month and the Flight Attendant Hotel Room Rate Per Block Hour for Extraordinary Hotel Stays set forth on Appendix 16b for the applicable month, multiplied by (2) the scheduled block hours for such month as set forth on the Final Monthly Schedule, multiplied by (3) the First Benchmark Factor for such month.



                                 Schedule 3-30

                           VII. The amount of assumed expenses associated with "power-by-the-hour" services under the Flight Hour Agreement referred to in clause
                                    (xii) of the second sentence of Paragraph
                                    B(9)(a) included in the Base Compensation for any particular month will be equal to the aggregate sum of the following products for each aircraft type set forth in the Final Monthly Schedule: (1) the Sixth Implied Rate for such month for each aircraft type as set forth on Appendix 22d, multiplied by (2) the scheduled block hours for such month and aircraft type, multiplied by (3) the First Benchmark Factor for such month.

                           VIII. The amount of assumed third-party security and screening costs at Contractor Airports referred to in clause (xv) of the second sentence of Paragraph B(9)(a) included in the Base Compensation for any particular month will be equal to the product of (1) the rate for such month as set forth on Appendix 22 multiplied by (2) the Forecasted Passengers for such month.

         10. No Reconciliation for Fines, Etc. Notwithstanding anything to the contrary contained in this Paragraph B, Continental shall not be required to make any reconciliation payment pursuant to this Paragraph B to the extent that such reconciliation payment is attributable to any costs, expenses or losses (including fines, penalties and any costs and expenses associated with any related investigation or defense) incurred by Contractor as a result of any violation by Contractor of any law, statute, judgment, decree, order, rule or regulation of any governmental or airport authority.

         11. Material Change in Underlying Assumptions. If there is a material change in the parties' underlying assumptions regarding the cost of providing Regional Airline Services, the parties hereto shall meet and confer to discuss such change and whether the Base Compensation, the Appendix 1 Expenses or any of the provisions of this Schedule 3 shall be adjusted; provided, however, that this provision shall not obligate the parties hereto to amend any of the provisions of the Agreement or this Schedule 3 nor shall it obligate the parties to adjust the Base Compensation or the Appendix 1 Expenses.



                                 Schedule 3-31

                  Appendix 1          Appendix 1 Expenses
                  Appendix 2          Benchmark Rates
                  Appendix 3          Appendix 3 Block Hour Rates
                  Appendix 4          Appendix 4 Block Hour Rates
                  Appendix 5          Appendix 5 Block Hour Rates
                  Appendix 6          Appendix 6 Block Hour Rates
                  Appendix 7          Appendix 7 Block Hours
                  Appendix 8          First Forecast Rates
                  Appendix 9          Appendix 9 Rates Per Block Hour
                  Appendix 10         Appendix 10 Fees
                  Appendix 11         First Incremental Cost Rates
                  Appendix 12         Second Incremental Cost Rates
                  Appendix 13         Appendix 13 Incremental Cost Rates
                  Appendix 14         Appendix 14 Block Hour Rates
                  Appendix 15         Appendix 15 Incremental Cost Allocation
                  Appendix 16         Hotel Volume
                  Appendix 17         Pilot Training Volume
                  Appendix 18         Per Diem
                  Appendix 19         Pilot Soft Time
                  Appendix 20         Pilot Seniority
                  Appendix 21         Agent Volume
                  Appendix 22         Reconciliation Of Expenses
                  Appendix 23         Cost Difference


                                 Schedule 3-32

                                   APPENDIX 1

------------------------------------------------------------------------------------------------------------------------------
                                                  APPENDIX 1 EXPENSES (000'S)
------------------------------------------------------------------------------------------------------------------------------
        COLUMN  COLUMN  COLUMN  COLUMN  COLUMN  COLUMN  COLUMN  COLUMN  COLUMN  COLUMN  COLUMN  COLUMN  COLUMN  COLUMN  COLUMN
Date      1       2       3       4       5       6       7       8       9       10      11      12      13      14      15
------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Jan-01   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Feb-01   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Mar-01   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Apr-01   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
May-01   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Jun-01   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Jul-01   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Aug-01   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Sep-01   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Oct-01   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Nov-01   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Dec-01   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Jan-02   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Feb-02   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Mar-02   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Apr-02   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
May-02   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Jun-02   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Jul-02   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Aug-02   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Sep-02   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Oct-02   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Nov-02   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Dec-02   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Jan-03   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Feb-03   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Mar-03   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Apr-03   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
May-03   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Jun-03   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Jul-03   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Aug-03   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Sep-03   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Oct-03   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Nov-03   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Dec-03   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Jan-04   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Feb-04   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Mar-04   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Apr-04   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
May-04   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Jun-04   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Jul-04   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Aug-04   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Sep-04   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Oct-04   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Nov-04   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX
Dec-04   XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX     XXX


XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 2

----------------------------------------------------------------------------------------------------------------------------------
                                                        2002 BENCHMARK RATES
----------------------------------------------------------------------------------------------------------------------------------
                       FIRST                   FIRST                  SECOND             HEADSTART ONTIME       BAGGAGE HANDLING
    DATE          BENCHMARK FACTOR       CANCELLATION RATE       CANCELLATION RATE          BENCHMARK               BENCHMARK
    ----          ----------------       -----------------       -----------------       ----------------       ----------------
   Jan-02               XXX                     XXX                     XXX                    XXX                     XXX
   Feb-02               XXX                     XXX                     XXX                    XXX                     XXX
   Mar-02               XXX                     XXX                     XXX                    XXX                     XXX
   Apr-02               XXX                     XXX                     XXX                    XXX                     XXX
   May-02               XXX                     XXX                     XXX                    XXX                     XXX
   Jun-02               XXX                     XXX                     XXX                    XXX                     XXX
   Jul-02               XXX                     XXX                     XXX                    XXX                     XXX
   Aug-02               XXX                     XXX                     XXX                    XXX                     XXX
   Sep-02               XXX                     XXX                     XXX                    XXX                     XXX
   Oct-02               XXX                     XXX                     XXX                    XXX                     XXX
   Nov-02               XXX                     XXX                     XXX                    XXX                     XXX
   Dec-02               XXX                     XXX                     XXX                    XXX                     XXX


----------------------------------------------------------------------------------------------------------------------------------
                                                         2001 ACTUAL RATES
----------------------------------------------------------------------------------------------------------------------------------
                       FIRST                   FIRST                  SECOND             HEADSTART ONTIME       BAGGAGE HANDLING
    DATE          BENCHMARK FACTOR       CANCELLATION RATE       CANCELLATION RATE          BENCHMARK               BENCHMARK
    ----          ----------------       -----------------       -----------------       ----------------       ----------------
   Jan-01               XXX                     XXX                     XXX                    XXX                     XXX
   Feb-01               XXX                     XXX                     XXX                    XXX                     XXX
   Mar-01               XXX                     XXX                     XXX                    XXX                     XXX
   Apr-01               XXX                     XXX                     XXX                    XXX                     XXX
   May-01               XXX                     XXX                     XXX                    XXX                     XXX
   Jun-01               XXX                     XXX                     XXX                    XXX                     XXX
   Jul-01               XXX                     XXX                     XXX                    XXX                     XXX
   Aug-01               XXX                     XXX                     XXX                    XXX                     XXX
   Sep-01               XXX                     XXX                     XXX                    XXX                     XXX
   Oct-01               XXX                     XXX                     XXX                    XXX                     XXX
   Nov-01               XXX                     XXX                     XXX                    XXX                     XXX
   Dec-01               XXX                     XXX                     XXX                    XXX                     XXX


----------------------------------------------------------------------------------------------------------------------------------
                                                         2000 ACTUAL RATES
----------------------------------------------------------------------------------------------------------------------------------
                       FIRST                   FIRST                  SECOND             HEADSTART ONTIME       BAGGAGE HANDLING
    DATE          BENCHMARK FACTOR       CANCELLATION RATE       CANCELLATION RATE          BENCHMARK               BENCHMARK
    ----          ----------------       -----------------       -----------------       ----------------       ----------------
   Jan-00               XXX                     XXX                     XXX                    XXX                     XXX
   Feb-00               XXX                     XXX                     XXX                    XXX                     XXX
   Mar-00               XXX                     XXX                     XXX                    XXX                     XXX
   Apr-00               XXX                     XXX                     XXX                    XXX                     XXX
   May-00               XXX                     XXX                     XXX                    XXX                     XXX
   Jun-00               XXX                     XXX                     XXX                    XXX                     XXX
   Jul-00               XXX                     XXX                     XXX                    XXX                     XXX
   Aug-00               XXX                     XXX                     XXX                    XXX                     XXX
   Sep-00               XXX                     XXX                     XXX                    XXX                     XXX
   Oct-00               XXX                     XXX                     XXX                    XXX                     XXX
   Nov-00               XXX                     XXX                     XXX                    XXX                     XXX
   Dec-00               XXX                     XXX                     XXX                    XXX                     XXX

----------------------------------------------------------------------------------------------------------------------------------
                                                         1999 ACTUAL RATES
----------------------------------------------------------------------------------------------------------------------------------
                       FIRST                   FIRST                  SECOND             HEADSTART ONTIME       BAGGAGE HANDLING
    DATE          BENCHMARK FACTOR       CANCELLATION RATE       CANCELLATION RATE          BENCHMARK               BENCHMARK
    ----          ----------------       -----------------       -----------------       ----------------       ----------------
   Jan-99               XXX                     XXX                     XXX                    XXX                     XXX
   Feb-99               XXX                     XXX                     XXX                    XXX                     XXX
   Mar-99               XXX                     XXX                     XXX                    XXX                     XXX
   Apr-99               XXX                     XXX                     XXX                    XXX                     XXX
   May-99               XXX                     XXX                     XXX                    XXX                     XXX
   Jun-99               XXX                     XXX                     XXX                    XXX                     XXX
   Jul-99               XXX                     XXX                     XXX                    XXX                     XXX
   Aug-99               XXX                     XXX                     XXX                    XXX                     XXX
   Sep-99               XXX                     XXX                     XXX                    XXX                     XXX
   Oct-99               XXX                     XXX                     XXX                    XXX                     XXX
   Nov-99               XXX                     XXX                     XXX                    XXX                     XXX
   Dec-99               XXX                     XXX                     XXX                    XXX                     XXX


----------------------------------------------------------------------------------------------------------------------------------
                                                         1998 ACTUAL RATES
----------------------------------------------------------------------------------------------------------------------------------
                       FIRST                   FIRST                  SECOND             HEADSTART ONTIME       BAGGAGE HANDLING
    DATE          BENCHMARK FACTOR       CANCELLATION RATE       CANCELLATION RATE          BENCHMARK               BENCHMARK
    ----          ----------------       -----------------       -----------------       ----------------       ----------------
   Jan-98               XXX                     XXX                     XXX                    XXX                     XXX
   Feb-98               XXX                     XXX                     XXX                    XXX                     XXX
   Mar-98               XXX                     XXX                     XXX                    XXX                     XXX
   Apr-98               XXX                     XXX                     XXX                    XXX                     XXX
   May-98               XXX                     XXX                     XXX                    XXX                     XXX
   Jun-98               XXX                     XXX                     XXX                    XXX                     XXX
   Jul-98               XXX                     XXX                     XXX                    XXX                     XXX
   Aug-98               XXX                     XXX                     XXX                    XXX                     XXX
   Sep-98               XXX                     XXX                     XXX                    XXX                     XXX
   Oct-98               XXX                     XXX                     XXX                    XXX                     XXX
   Nov-98               XXX                     XXX                     XXX                    XXX                     XXX
   Dec-98               XXX                     XXX                     XXX                    XXX                     XXX


----------------------------------------------------------------------------------------------------------------------------------
                                                         1997 ACTUAL RATES
----------------------------------------------------------------------------------------------------------------------------------
                       FIRST                   FIRST                  SECOND             HEADSTART ONTIME       BAGGAGE HANDLING
    DATE          BENCHMARK FACTOR       CANCELLATION RATE       CANCELLATION RATE          BENCHMARK               BENCHMARK
    ----          ----------------       -----------------       -----------------       ----------------       ----------------
   Jan-97               XXX                     XXX                     XXX                    XXX                     XXX
   Feb-97               XXX                     XXX                     XXX                    XXX                     XXX
   Mar-97               XXX                     XXX                     XXX                    XXX                     XXX
   Apr-97               XXX                     XXX                     XXX                    XXX                     XXX
   May-97               XXX                     XXX                     XXX                    XXX                     XXX
   Jun-97               XXX                     XXX                     XXX                    XXX                     XXX
   Jul-97               XXX                     XXX                     XXX                    XXX                     XXX
   Aug-97               XXX                     XXX                     XXX                    XXX                     XXX
   Sep-97               XXX                     XXX                     XXX                    XXX                     XXX
   Oct-97               XXX                     XXX                     XXX                    XXX                     XXX
   Nov-97               XXX                     XXX                     XXX                    XXX                     XXX
   Dec-97               XXX                     XXX                     XXX                    XXX                     XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 3

----------------------------------------------------------------------------------------------
                                  APPENDIX 3 BLOCK HOUR RATES
----------------------------------------------------------------------------------------------
        DATE              B1900         ATR42         EMB120         RJ135         RJ145
        ----              -----         -----         ------         -----         -----
    BENCHMARK SL           XXX           XXX            XXX           XXX           XXX
       Jan-01              XXX           XXX            XXX           XXX           XXX
       Feb-01              XXX           XXX            XXX           XXX           XXX
       Mar-01              XXX           XXX            XXX           XXX           XXX
       Apr-01              XXX           XXX            XXX           XXX           XXX
       May-01              XXX           XXX            XXX           XXX           XXX
       Jun-01              XXX           XXX            XXX           XXX           XXX
       Jul-01              XXX           XXX            XXX           XXX           XXX
       Aug-01              XXX           XXX            XXX           XXX           XXX
       Sep-01              XXX           XXX            XXX           XXX           XXX
       Oct-01              XXX           XXX            XXX           XXX           XXX
       Nov-01              XXX           XXX            XXX           XXX           XXX
       Dec-01              XXX           XXX            XXX           XXX           XXX
       Jan-02              XXX           XXX            XXX           XXX           XXX
       Feb-02              XXX           XXX            XXX           XXX           XXX
       Mar-02              XXX           XXX            XXX           XXX           XXX
       Apr-02              XXX           XXX            XXX           XXX           XXX
       May-02              XXX           XXX            XXX           XXX           XXX
       Jun-02              XXX           XXX            XXX           XXX           XXX
       Jul-02              XXX           XXX            XXX           XXX           XXX
       Aug-02              XXX           XXX            XXX           XXX           XXX
       Sep-02              XXX           XXX            XXX           XXX           XXX
       Oct-02              XXX           XXX            XXX           XXX           XXX
       Nov-02              XXX           XXX            XXX           XXX           XXX
       Dec-02              XXX           XXX            XXX           XXX           XXX
       Jan-03              XXX           XXX            XXX           XXX           XXX
       Feb-03              XXX           XXX            XXX           XXX           XXX
       Mar-03              XXX           XXX            XXX           XXX           XXX
       Apr-03              XXX           XXX            XXX           XXX           XXX
       May-03              XXX           XXX            XXX           XXX           XXX
       Jun-03              XXX           XXX            XXX           XXX           XXX
       Jul-03              XXX           XXX            XXX           XXX           XXX
       Aug-03              XXX           XXX            XXX           XXX           XXX
       Sep-03              XXX           XXX            XXX           XXX           XXX
       Oct-03              XXX           XXX            XXX           XXX           XXX
       Nov-03              XXX           XXX            XXX           XXX           XXX
       Dec-03              XXX           XXX            XXX           XXX           XXX
       Jan-04              XXX           XXX            XXX           XXX           XXX
       Feb-04              XXX           XXX            XXX           XXX           XXX
       Mar-04              XXX           XXX            XXX           XXX           XXX
       Apr-04              XXX           XXX            XXX           XXX           XXX
       May-04              XXX           XXX            XXX           XXX           XXX
       Jun-04              XXX           XXX            XXX           XXX           XXX
       Jul-04              XXX           XXX            XXX           XXX           XXX
       Aug-04              XXX           XXX            XXX           XXX           XXX
       Sep-04              XXX           XXX            XXX           XXX           XXX
       Oct-04              XXX           XXX            XXX           XXX           XXX
       Nov-04              XXX           XXX            XXX           XXX           XXX
       Dec-04              XXX           XXX            XXX           XXX           XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 4

----------------------------------------------------------------------------------------
                                  APPENDIX 4 BLOCK HOUR RATES
----------------------------------------------------------------------------------------
     DATE           B1900         ATR42         EMB120         RJ135          RJ145
     ----           -----         -----         ------         -----          -----
    Jan-01           XXX           XXX            XXX           XXX            XXX
    Feb-01           XXX           XXX            XXX           XXX            XXX
    Mar-01           XXX           XXX            XXX           XXX            XXX
    Apr-01           XXX           XXX            XXX           XXX            XXX
    May-01           XXX           XXX            XXX           XXX            XXX
    Jun-01           XXX           XXX            XXX           XXX            XXX
    Jul-01           XXX           XXX            XXX           XXX            XXX
    Aug-01           XXX           XXX            XXX           XXX            XXX
    Sep-01           XXX           XXX            XXX           XXX            XXX
    Oct-01           XXX           XXX            XXX           XXX            XXX
    Nov-01           XXX           XXX            XXX           XXX            XXX
    Dec-01           XXX           XXX            XXX           XXX            XXX
    Jan-02           XXX           XXX            XXX           XXX            XXX
    Feb-02           XXX           XXX            XXX           XXX            XXX
    Mar-02           XXX           XXX            XXX           XXX            XXX
    Apr-02           XXX           XXX            XXX           XXX            XXX
    May-02           XXX           XXX            XXX           XXX            XXX
    Jun-02           XXX           XXX            XXX           XXX            XXX
    Jul-02           XXX           XXX            XXX           XXX            XXX
    Aug-02           XXX           XXX            XXX           XXX            XXX
    Sep-02           XXX           XXX            XXX           XXX            XXX
    Oct-02           XXX           XXX            XXX           XXX            XXX
    Nov-02           XXX           XXX            XXX           XXX            XXX
    Dec-02           XXX           XXX            XXX           XXX            XXX
    Jan-03           XXX           XXX            XXX           XXX            XXX
    Feb-03           XXX           XXX            XXX           XXX            XXX
    Mar-03           XXX           XXX            XXX           XXX            XXX
    Apr-03           XXX           XXX            XXX           XXX            XXX
    May-03           XXX           XXX            XXX           XXX            XXX
    Jun-03           XXX           XXX            XXX           XXX            XXX
    Jul-03           XXX           XXX            XXX           XXX            XXX
    Aug-03           XXX           XXX            XXX           XXX            XXX
    Sep-03           XXX           XXX            XXX           XXX            XXX
    Oct-03           XXX           XXX            XXX           XXX            XXX
    Nov-03           XXX           XXX            XXX           XXX            XXX
    Dec-03           XXX           XXX            XXX           XXX            XXX
    Jan-04           XXX           XXX            XXX           XXX            XXX
    Feb-04           XXX           XXX            XXX           XXX            XXX
    Mar-04           XXX           XXX            XXX           XXX            XXX
    Apr-04           XXX           XXX            XXX           XXX            XXX
    May-04           XXX           XXX            XXX           XXX            XXX
    Jun-04           XXX           XXX            XXX           XXX            XXX
    Jul-04           XXX           XXX            XXX           XXX            XXX
    Aug-04           XXX           XXX            XXX           XXX            XXX
    Sep-04           XXX           XXX            XXX           XXX            XXX
    Oct-04           XXX           XXX            XXX           XXX            XXX
    Nov-04           XXX           XXX            XXX           XXX            XXX
    Dec-04           XXX           XXX            XXX           XXX            XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 5

-----------------------------------------------------------------------------------------
                            APPENDIX 5 BLOCK HOUR RATES
-----------------------------------------------------------------------------------------
     DATE           B1900          ATR42         EMB120         RJ135         RJ145
     ----           -----          -----         ------         -----         -----
    Jan-01           XXX            XXX           XXX            XXX           XXX
    Feb-01           XXX            XXX           XXX            XXX           XXX
    Mar-01           XXX            XXX           XXX            XXX           XXX
    Apr-01           XXX            XXX           XXX            XXX           XXX
    May-01           XXX            XXX           XXX            XXX           XXX
    Jun-01           XXX            XXX           XXX            XXX           XXX
    Jul-01           XXX            XXX           XXX            XXX           XXX
    Aug-01           XXX            XXX           XXX            XXX           XXX
    Sep-01           XXX            XXX           XXX            XXX           XXX
    Oct-01           XXX            XXX           XXX            XXX           XXX
    Nov-01           XXX            XXX           XXX            XXX           XXX
    Dec-01           XXX            XXX           XXX            XXX           XXX
    Jan-02           XXX            XXX           XXX            XXX           XXX
    Feb-02           XXX            XXX           XXX            XXX           XXX
    Mar-02           XXX            XXX           XXX            XXX           XXX
    Apr-02           XXX            XXX           XXX            XXX           XXX
    May-02           XXX            XXX           XXX            XXX           XXX
    Jun-02           XXX            XXX           XXX            XXX           XXX
    Jul-02           XXX            XXX           XXX            XXX           XXX
    Aug-02           XXX            XXX           XXX            XXX           XXX
    Sep-02           XXX            XXX           XXX            XXX           XXX
    Oct-02           XXX            XXX           XXX            XXX           XXX
    Nov-02           XXX            XXX           XXX            XXX           XXX
    Dec-02           XXX            XXX           XXX            XXX           XXX
    Jan-03           XXX            XXX           XXX            XXX           XXX
    Feb-03           XXX            XXX           XXX            XXX           XXX
    Mar-03           XXX            XXX           XXX            XXX           XXX
    Apr-03           XXX            XXX           XXX            XXX           XXX
    May-03           XXX            XXX           XXX            XXX           XXX
    Jun-03           XXX            XXX           XXX            XXX           XXX
    Jul-03           XXX            XXX           XXX            XXX           XXX
    Aug-03           XXX            XXX           XXX            XXX           XXX
    Sep-03           XXX            XXX           XXX            XXX           XXX
    Oct-03           XXX            XXX           XXX            XXX           XXX
    Nov-03           XXX            XXX           XXX            XXX           XXX
    Dec-03           XXX            XXX           XXX            XXX           XXX
    Jan-04           XXX            XXX           XXX            XXX           XXX
    Feb-04           XXX            XXX           XXX            XXX           XXX
    Mar-04           XXX            XXX           XXX            XXX           XXX
    Apr-04           XXX            XXX           XXX            XXX           XXX
    May-04           XXX            XXX           XXX            XXX           XXX
    Jun-04           XXX            XXX           XXX            XXX           XXX
    Jul-04           XXX            XXX           XXX            XXX           XXX
    Aug-04           XXX            XXX           XXX            XXX           XXX
    Sep-04           XXX            XXX           XXX            XXX           XXX
    Oct-04           XXX            XXX           XXX            XXX           XXX
    Nov-04           XXX            XXX           XXX            XXX           XXX
    Dec-04           XXX            XXX           XXX            XXX           XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 6

----------------------------------------------------------------------------------------
                           APPENDIX 6 BLOCK HOUR RATES
----------------------------------------------------------------------------------------
     DATE           B1900         ATR42         EMB120         RJ135          RJ145
     ----           -----         -----         ------         -----          -----
    Jan-01           XXX           XXX            XXX           XXX            XXX
    Feb-01           XXX           XXX            XXX           XXX            XXX
    Mar-01           XXX           XXX            XXX           XXX            XXX
    Apr-01           XXX           XXX            XXX           XXX            XXX
    May-01           XXX           XXX            XXX           XXX            XXX
    Jun-01           XXX           XXX            XXX           XXX            XXX
    Jul-01           XXX           XXX            XXX           XXX            XXX
    Aug-01           XXX           XXX            XXX           XXX            XXX
    Sep-01           XXX           XXX            XXX           XXX            XXX
    Oct-01           XXX           XXX            XXX           XXX            XXX
    Nov-01           XXX           XXX            XXX           XXX            XXX
    Dec-01           XXX           XXX            XXX           XXX            XXX
    Jan-02           XXX           XXX            XXX           XXX            XXX
    Feb-02           XXX           XXX            XXX           XXX            XXX
    Mar-02           XXX           XXX            XXX           XXX            XXX
    Apr-02           XXX           XXX            XXX           XXX            XXX
    May-02           XXX           XXX            XXX           XXX            XXX
    Jun-02           XXX           XXX            XXX           XXX            XXX
    Jul-02           XXX           XXX            XXX           XXX            XXX
    Aug-02           XXX           XXX            XXX           XXX            XXX
    Sep-02           XXX           XXX            XXX           XXX            XXX
    Oct-02           XXX           XXX            XXX           XXX            XXX
    Nov-02           XXX           XXX            XXX           XXX            XXX
    Dec-02           XXX           XXX            XXX           XXX            XXX
    Jan-03           XXX           XXX            XXX           XXX            XXX
    Feb-03           XXX           XXX            XXX           XXX            XXX
    Mar-03           XXX           XXX            XXX           XXX            XXX
    Apr-03           XXX           XXX            XXX           XXX            XXX
    May-03           XXX           XXX            XXX           XXX            XXX
    Jun-03           XXX           XXX            XXX           XXX            XXX
    Jul-03           XXX           XXX            XXX           XXX            XXX
    Aug-03           XXX           XXX            XXX           XXX            XXX
    Sep-03           XXX           XXX            XXX           XXX            XXX
    Oct-03           XXX           XXX            XXX           XXX            XXX
    Nov-03           XXX           XXX            XXX           XXX            XXX
    Dec-03           XXX           XXX            XXX           XXX            XXX
    Jan-04           XXX           XXX            XXX           XXX            XXX
    Feb-04           XXX           XXX            XXX           XXX            XXX
    Mar-04           XXX           XXX            XXX           XXX            XXX
    Apr-04           XXX           XXX            XXX           XXX            XXX
    May-04           XXX           XXX            XXX           XXX            XXX
    Jun-04           XXX           XXX            XXX           XXX            XXX
    Jul-04           XXX           XXX            XXX           XXX            XXX
    Aug-04           XXX           XXX            XXX           XXX            XXX
    Sep-04           XXX           XXX            XXX           XXX            XXX
    Oct-04           XXX           XXX            XXX           XXX            XXX
    Nov-04           XXX           XXX            XXX           XXX            XXX
    Dec-04           XXX           XXX            XXX           XXX            XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 7

----------------------------------------------------------------------------------------
                                  APPENDIX 7 BLOCK HOURS
----------------------------------------------------------------------------------------
         DATE                  B1900        ATR42        EMB120       RJ135        RJ145
         ----                  -----        -----        ------       -----        -----
        Row 1                   XXX          XXX          XXX          XXX          XXX
        Row 2                   XXX          XXX          XXX          XXX          XXX
        Row 3                   XXX          XXX          XXX          XXX          XXX
Appendix 7 Block Hours          XXX          XXX          XXX          XXX          XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 8

   ---------------------------------------------------------------------------------------
                     FIRST FORECAST             FIRST FORECAST            FIRST FORECAST
    DATE                 RATES                RATE - COMPONENT 1        RATE - COMPONENT 2
   ------            --------------           ------------------        ------------------
   Jan-01                 XXX                         XXX                       XXX
   Feb-01                 XXX                         XXX                       XXX
   Mar-01                 XXX                         XXX                       XXX
   Apr-01                 XXX                         XXX                       XXX
   May-01                 XXX                         XXX                       XXX
   Jun-01                 XXX                         XXX                       XXX
   Jul-01                 XXX                         XXX                       XXX
   Aug-01                 XXX                         XXX                       XXX
   Sep-01                 XXX                         XXX                       XXX
   Oct-01                 XXX                         XXX                       XXX
   Nov-01                 XXX                         XXX                       XXX
   Dec-01                 XXX                         XXX                       XXX
   Jan-02                 XXX                         XXX                       XXX
   Feb-02                 XXX                         XXX                       XXX
   Mar-02                 XXX                         XXX                       XXX
   Apr-02                 XXX                         XXX                       XXX
   May-02                 XXX                         XXX                       XXX
   Jun-02                 XXX                         XXX                       XXX
   Jul-02                 XXX                         XXX                       XXX
   Aug-02                 XXX                         XXX                       XXX
   Sep-02                 XXX                         XXX                       XXX
   Oct-02                 XXX                         XXX                       XXX
   Nov-02                 XXX                         XXX                       XXX
   Dec-02                 XXX                         XXX                       XXX
   Jan-03                 XXX                         XXX                       XXX
   Feb-03                 XXX                         XXX                       XXX
   Mar-03                 XXX                         XXX                       XXX
   Apr-03                 XXX                         XXX                       XXX
   May-03                 XXX                         XXX                       XXX
   Jun-03                 XXX                         XXX                       XXX
   Jul-03                 XXX                         XXX                       XXX
   Aug-03                 XXX                         XXX                       XXX
   Sep-03                 XXX                         XXX                       XXX
   Oct-03                 XXX                         XXX                       XXX
   Nov-03                 XXX                         XXX                       XXX
   Dec-03                 XXX                         XXX                       XXX
   Jan-04                 XXX                         XXX                       XXX
   Feb-04                 XXX                         XXX                       XXX
   Mar-04                 XXX                         XXX                       XXX
   Apr-04                 XXX                         XXX                       XXX
   May-04                 XXX                         XXX                       XXX
   Jun-04                 XXX                         XXX                       XXX
   Jul-04                 XXX                         XXX                       XXX
   Aug-04                 XXX                         XXX                       XXX
   Sep-04                 XXX                         XXX                       XXX
   Oct-04                 XXX                         XXX                       XXX
   Nov-04                 XXX                         XXX                       XXX
   Dec-04                 XXX                         XXX                       XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 9

------------------------------------------------------------------------------------------------------------------------
                                             APPENDIX 9 RATES PER BLOCK HOUR
------------------------------------------------------------------------------------------------------------------------
      ATR42                   B1900                     EMB120                     EMB135                  EMB145
STAGE     GALLONS       STAGE       GALLONS       STAGE        GALLONS      STAGE        GALLONS      STAGE       GALLONS
LENGTH   PER BLK HR     LENGTH     PER BLK HR     LENGTH     PER BLK HR     LENGTH     PER BLK HR     LENGTH     PER BLK HR
------   ----------     ------     ----------     ------     ----------     ------     ----------     ------     ----------
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
 XXX        XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
                         XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
                         XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
                         XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
                         XXX          XXX          XXX          XXX          XXX          XXX          XXX          XXX
                                                                             XXX          XXX          XXX          XXX
                                                                             XXX          XXX          XXX          XXX
                                                                             XXX          XXX          XXX          XXX

* On January of each year (beginning January 2002), fuel burn rates increase XXX on a compounded basis


XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 10

----------------------------------------------------------
                      APPENDIX 10 FEES
----------------------------------------------------------
     DATE          INVOICE RATE        RECONCILIATION RATE
     ----          ------------        -------------------
    Jan-01              XXX                    XXX
    Feb-01              XXX                    XXX
    Mar-01              XXX                    XXX
    Apr-01              XXX                    XXX
    May-01              XXX                    XXX
    Jun-01              XXX                    XXX
    Jul-01              XXX                    XXX
    Aug-01              XXX                    XXX
    Sep-01              XXX                    XXX
    Oct-01              XXX                    XXX
    Nov-01              XXX                    XXX
    Dec-01              XXX                    XXX
    Jan-02              XXX                    XXX
    Feb-02              XXX                    XXX
    Mar-02              XXX                    XXX
    Apr-02              XXX                    XXX
    May-02              XXX                    XXX
    Jun-02              XXX                    XXX
    Jul-02              XXX                    XXX
    Aug-02              XXX                    XXX
    Sep-02              XXX                    XXX
    Oct-02              XXX                    XXX
    Nov-02              XXX                    XXX
    Dec-02              XXX                    XXX
    Jan-03              XXX                    XXX
    Feb-03              XXX                    XXX
    Mar-03              XXX                    XXX
    Apr-03              XXX                    XXX
    May-03              XXX                    XXX
    Jun-03              XXX                    XXX
    Jul-03              XXX                    XXX
    Aug-03              XXX                    XXX
    Sep-03              XXX                    XXX
    Oct-03              XXX                    XXX
    Nov-03              XXX                    XXX
    Dec-03              XXX                    XXX
    Jan-04              XXX                    XXX
    Feb-04              XXX                    XXX
    Mar-04              XXX                    XXX
    Apr-04              XXX                    XXX
    May-04              XXX                    XXX
    Jun-04              XXX                    XXX
    Jul-04              XXX                    XXX
    Aug-04              XXX                    XXX
    Sep-04              XXX                    XXX
    Oct-04              XXX                    XXX
    Nov-04              XXX                    XXX
    Dec-04              XXX                    XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 11

-----------------------------------------------------------------------------------
                          FIRST INCREMENTAL COST RATES
-----------------------------------------------------------------------------------
     DATE           B1900         ATR42         EMB120         RJ135          RJ145
     ----           -----         -----         ------         -----          -----
    Jan-01           XXX           XXX            XXX           XXX            XXX
    Feb-01           XXX           XXX            XXX           XXX            XXX
    Mar-01           XXX           XXX            XXX           XXX            XXX
    Apr-01           XXX           XXX            XXX           XXX            XXX
    May-01           XXX           XXX            XXX           XXX            XXX
    Jun-01           XXX           XXX            XXX           XXX            XXX
    Jul-01           XXX           XXX            XXX           XXX            XXX
    Aug-01           XXX           XXX            XXX           XXX            XXX
    Sep-01           XXX           XXX            XXX           XXX            XXX
    Oct-01           XXX           XXX            XXX           XXX            XXX
    Nov-01           XXX           XXX            XXX           XXX            XXX
    Dec-01           XXX           XXX            XXX           XXX            XXX
    Jan-02           XXX           XXX            XXX           XXX            XXX
    Feb-02           XXX           XXX            XXX           XXX            XXX
    Mar-02           XXX           XXX            XXX           XXX            XXX
    Apr-02           XXX           XXX            XXX           XXX            XXX
    May-02           XXX           XXX            XXX           XXX            XXX
    Jun-02           XXX           XXX            XXX           XXX            XXX
    Jul-02           XXX           XXX            XXX           XXX            XXX
    Aug-02           XXX           XXX            XXX           XXX            XXX
    Sep-02           XXX           XXX            XXX           XXX            XXX
    Oct-02           XXX           XXX            XXX           XXX            XXX
    Nov-02           XXX           XXX            XXX           XXX            XXX
    Dec-02           XXX           XXX            XXX           XXX            XXX
    Jan-03           XXX           XXX            XXX           XXX            XXX
    Feb-03           XXX           XXX            XXX           XXX            XXX
    Mar-03           XXX           XXX            XXX           XXX            XXX
    Apr-03           XXX           XXX            XXX           XXX            XXX
    May-03           XXX           XXX            XXX           XXX            XXX
    Jun-03           XXX           XXX            XXX           XXX            XXX
    Jul-03           XXX           XXX            XXX           XXX            XXX
    Aug-03           XXX           XXX            XXX           XXX            XXX
    Sep-03           XXX           XXX            XXX           XXX            XXX
    Oct-03           XXX           XXX            XXX           XXX            XXX
    Nov-03           XXX           XXX            XXX           XXX            XXX
    Dec-03           XXX           XXX            XXX           XXX            XXX
    Jan-04           XXX           XXX            XXX           XXX            XXX
    Feb-04           XXX           XXX            XXX           XXX            XXX
    Mar-04           XXX           XXX            XXX           XXX            XXX
    Apr-04           XXX           XXX            XXX           XXX            XXX
    May-04           XXX           XXX            XXX           XXX            XXX
    Jun-04           XXX           XXX            XXX           XXX            XXX
    Jul-04           XXX           XXX            XXX           XXX            XXX
    Aug-04           XXX           XXX            XXX           XXX            XXX
    Sep-04           XXX           XXX            XXX           XXX            XXX
    Oct-04           XXX           XXX            XXX           XXX            XXX
    Nov-04           XXX           XXX            XXX           XXX            XXX
    Dec-04           XXX           XXX            XXX           XXX            XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 12

    -------------------------------------------------------------------------------
                          SECOND INCREMENTAL COST RATES
    -------------------------------------------------------------------------------
     DATE           B1900         ATR42         EMB120         RJ135          RJ145
     ----           -----         -----         ------         -----          -----
    Jan-01           XXX           XXX            XXX           XXX            XXX
    Feb-01           XXX           XXX            XXX           XXX            XXX
    Mar-01           XXX           XXX            XXX           XXX            XXX
    Apr-01           XXX           XXX            XXX           XXX            XXX
    May-01           XXX           XXX            XXX           XXX            XXX
    Jun-01           XXX           XXX            XXX           XXX            XXX
    Jul-01           XXX           XXX            XXX           XXX            XXX
    Aug-01           XXX           XXX            XXX           XXX            XXX
    Sep-01           XXX           XXX            XXX           XXX            XXX
    Oct-01           XXX           XXX            XXX           XXX            XXX
    Nov-01           XXX           XXX            XXX           XXX            XXX
    Dec-01           XXX           XXX            XXX           XXX            XXX
    Jan-02           XXX           XXX            XXX           XXX            XXX
    Feb-02           XXX           XXX            XXX           XXX            XXX
    Mar-02           XXX           XXX            XXX           XXX            XXX
    Apr-02           XXX           XXX            XXX           XXX            XXX
    May-02           XXX           XXX            XXX           XXX            XXX
    Jun-02           XXX           XXX            XXX           XXX            XXX
    Jul-02           XXX           XXX            XXX           XXX            XXX
    Aug-02           XXX           XXX            XXX           XXX            XXX
    Sep-02           XXX           XXX            XXX           XXX            XXX
    Oct-02           XXX           XXX            XXX           XXX            XXX
    Nov-02           XXX           XXX            XXX           XXX            XXX
    Dec-02           XXX           XXX            XXX           XXX            XXX
    Jan-03           XXX           XXX            XXX           XXX            XXX
    Feb-03           XXX           XXX            XXX           XXX            XXX
    Mar-03           XXX           XXX            XXX           XXX            XXX
    Apr-03           XXX           XXX            XXX           XXX            XXX
    May-03           XXX           XXX            XXX           XXX            XXX
    Jun-03           XXX           XXX            XXX           XXX            XXX
    Jul-03           XXX           XXX            XXX           XXX            XXX
    Aug-03           XXX           XXX            XXX           XXX            XXX
    Sep-03           XXX           XXX            XXX           XXX            XXX
    Oct-03           XXX           XXX            XXX           XXX            XXX
    Nov-03           XXX           XXX            XXX           XXX            XXX
    Dec-03           XXX           XXX            XXX           XXX            XXX
    Jan-04           XXX           XXX            XXX           XXX            XXX
    Feb-04           XXX           XXX            XXX           XXX            XXX
    Mar-04           XXX           XXX            XXX           XXX            XXX
    Apr-04           XXX           XXX            XXX           XXX            XXX
    May-04           XXX           XXX            XXX           XXX            XXX
    Jun-04           XXX           XXX            XXX           XXX            XXX
    Jul-04           XXX           XXX            XXX           XXX            XXX
    Aug-04           XXX           XXX            XXX           XXX            XXX
    Sep-04           XXX           XXX            XXX           XXX            XXX
    Oct-04           XXX           XXX            XXX           XXX            XXX
    Nov-04           XXX           XXX            XXX           XXX            XXX
    Dec-04           XXX           XXX            XXX           XXX            XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 13

-------------------------------------------------------------------------------------------
                            APPENDIX 13 INCREMENTAL COST RATES
-------------------------------------------------------------------------------------------
 DATE             B1900            ATR42            EMB120           RJ135            RJ145
 ----             -----            -----            ------           -----            -----
Jan-01             XXX              XXX              XXX              XXX              XXX
Feb-01             XXX              XXX              XXX              XXX              XXX
Mar-01             XXX              XXX              XXX              XXX              XXX
Apr-01             XXX              XXX              XXX              XXX              XXX
May-01             XXX              XXX              XXX              XXX              XXX
Jun-01             XXX              XXX              XXX              XXX              XXX
Jul-01             XXX              XXX              XXX              XXX              XXX
Aug-01             XXX              XXX              XXX              XXX              XXX
Sep-01             XXX              XXX              XXX              XXX              XXX
Oct-01             XXX              XXX              XXX              XXX              XXX
Nov-01             XXX              XXX              XXX              XXX              XXX
Dec-01             XXX              XXX              XXX              XXX              XXX
Jan-02             XXX              XXX              XXX              XXX              XXX
Feb-02             XXX              XXX              XXX              XXX              XXX
Mar-02             XXX              XXX              XXX              XXX              XXX
Apr-02             XXX              XXX              XXX              XXX              XXX
May-02             XXX              XXX              XXX              XXX              XXX
Jun-02             XXX              XXX              XXX              XXX              XXX
Jul-02             XXX              XXX              XXX              XXX              XXX
Aug-02             XXX              XXX              XXX              XXX              XXX
Sep-02             XXX              XXX              XXX              XXX              XXX
Oct-02             XXX              XXX              XXX              XXX              XXX
Nov-02             XXX              XXX              XXX              XXX              XXX
Dec-02             XXX              XXX              XXX              XXX              XXX
Jan-03             XXX              XXX              XXX              XXX              XXX
Feb-03             XXX              XXX              XXX              XXX              XXX
Mar-03             XXX              XXX              XXX              XXX              XXX
Apr-03             XXX              XXX              XXX              XXX              XXX
May-03             XXX              XXX              XXX              XXX              XXX
Jun-03             XXX              XXX              XXX              XXX              XXX
Jul-03             XXX              XXX              XXX              XXX              XXX
Aug-03             XXX              XXX              XXX              XXX              XXX
Sep-03             XXX              XXX              XXX              XXX              XXX
Oct-03             XXX              XXX              XXX              XXX              XXX
Nov-03             XXX              XXX              XXX              XXX              XXX
Dec-03             XXX              XXX              XXX              XXX              XXX
Jan-04             XXX              XXX              XXX              XXX              XXX
Feb-04             XXX              XXX              XXX              XXX              XXX
Mar-04             XXX              XXX              XXX              XXX              XXX
Apr-04             XXX              XXX              XXX              XXX              XXX
May-04             XXX              XXX              XXX              XXX              XXX
Jun-04             XXX              XXX              XXX              XXX              XXX
Jul-04             XXX              XXX              XXX              XXX              XXX
Aug-04             XXX              XXX              XXX              XXX              XXX
Sep-04             XXX              XXX              XXX              XXX              XXX
Oct-04             XXX              XXX              XXX              XXX              XXX
Nov-04             XXX              XXX              XXX              XXX              XXX
Dec-04             XXX              XXX              XXX              XXX              XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 14

------------------------------------------------------------------------------------
                           APPENDIX 14 BLOCK HOUR RATES
------------------------------------------------------------------------------------
    DATE              B1900         ATR42         EMB120         RJ135         RJ145
    ----              -----         -----         ------         -----         -----
BENCHMARK SL           XXX           XXX            XXX           XXX           XXX
   Jan-01              XXX           XXX            XXX           XXX           XXX
   Feb-01              XXX           XXX            XXX           XXX           XXX
   Mar-01              XXX           XXX            XXX           XXX           XXX
   Apr-01              XXX           XXX            XXX           XXX           XXX
   May-01              XXX           XXX            XXX           XXX           XXX
   Jun-01              XXX           XXX            XXX           XXX           XXX
   Jul-01              XXX           XXX            XXX           XXX           XXX
   Aug-01              XXX           XXX            XXX           XXX           XXX
   Sep-01              XXX           XXX            XXX           XXX           XXX
   Oct-01              XXX           XXX            XXX           XXX           XXX
   Nov-01              XXX           XXX            XXX           XXX           XXX
   Dec-01              XXX           XXX            XXX           XXX           XXX
   Jan-02              XXX           XXX            XXX           XXX           XXX
   Feb-02              XXX           XXX            XXX           XXX           XXX
   Mar-02              XXX           XXX            XXX           XXX           XXX
   Apr-02              XXX           XXX            XXX           XXX           XXX
   May-02              XXX           XXX            XXX           XXX           XXX
   Jun-02              XXX           XXX            XXX           XXX           XXX
   Jul-02              XXX           XXX            XXX           XXX           XXX
   Aug-02              XXX           XXX            XXX           XXX           XXX
   Sep-02              XXX           XXX            XXX           XXX           XXX
   Oct-02              XXX           XXX            XXX           XXX           XXX
   Nov-02              XXX           XXX            XXX           XXX           XXX
   Dec-02              XXX           XXX            XXX           XXX           XXX
   Jan-03              XXX           XXX            XXX           XXX           XXX
   Feb-03              XXX           XXX            XXX           XXX           XXX
   Mar-03              XXX           XXX            XXX           XXX           XXX
   Apr-03              XXX           XXX            XXX           XXX           XXX
   May-03              XXX           XXX            XXX           XXX           XXX
   Jun-03              XXX           XXX            XXX           XXX           XXX
   Jul-03              XXX           XXX            XXX           XXX           XXX
   Aug-03              XXX           XXX            XXX           XXX           XXX
   Sep-03              XXX           XXX            XXX           XXX           XXX
   Oct-03              XXX           XXX            XXX           XXX           XXX
   Nov-03              XXX           XXX            XXX           XXX           XXX
   Dec-03              XXX           XXX            XXX           XXX           XXX
   Jan-04              XXX           XXX            XXX           XXX           XXX
   Feb-04              XXX           XXX            XXX           XXX           XXX
   Mar-04              XXX           XXX            XXX           XXX           XXX
   Apr-04              XXX           XXX            XXX           XXX           XXX
   May-04              XXX           XXX            XXX           XXX           XXX
   Jun-04              XXX           XXX            XXX           XXX           XXX
   Jul-04              XXX           XXX            XXX           XXX           XXX
   Aug-04              XXX           XXX            XXX           XXX           XXX
   Sep-04              XXX           XXX            XXX           XXX           XXX
   Oct-04              XXX           XXX            XXX           XXX           XXX
   Nov-04              XXX           XXX            XXX           XXX           XXX
   Dec-04              XXX           XXX            XXX           XXX           XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 15

-----------------------------------------------------------------------------
                     FIFTH INCREMENTAL COST RATE ALLOCATION
-----------------------------------------------------------------------------
              EXPENSE                                  ALLOCATION METHODOLOGY
              -------                                  ----------------------
Aircraft Rent                                                    XXX
Maintenance Overhead                                             XXX
Hull Insurance                                                   XXX
Employee Incentives                                              XXX
Property Taxes                                                   XXX
Depreciation                                                     XXX
Management Fee                                                   XXX
General & Administrative                                         XXX
Airport Overhead                                                 XXX
CAL Fixed Pool of Expenses                                       XXX
Glycol                                                           XXX
Snow Removal                                                     XXX
De-icing                                                         XXX
Airport Facility Rent                                            XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  APPENDIX 16a

------------------------------------------------------------------------------------------------------------------------
                                                    PILOT HOTEL VOLUME
------------------------------------------------------------------------------------------------------------------------
                            COST PER CONTRACT             CONTRACT HOTEL STAYS PER              RATE PER BLOCK HOUR FOR
        DATE                   HOTEL STAY                   SCHEDULED BLOCK HOUR               EXTRAORDINARY HOTEL STAYS
        ----                -----------------             ------------------------             -------------------------
       Jan-01                      XXX                              XXX                                   XXX
       Feb-01                      XXX                              XXX                                   XXX
       Mar-01                      XXX                              XXX                                   XXX
       Apr-01                      XXX                              XXX                                   XXX
       May-01                      XXX                              XXX                                   XXX
       Jun-01                      XXX                              XXX                                   XXX
       Jul-01                      XXX                              XXX                                   XXX
       Aug-01                      XXX                              XXX                                   XXX
       Sep-01                      XXX                              XXX                                   XXX
       Oct-01                      XXX                              XXX                                   XXX
       Nov-01                      XXX                              XXX                                   XXX
       Dec-01                      XXX                              XXX                                   XXX
       Jan-02                      XXX                              XXX                                   XXX
       Feb-02                      XXX                              XXX                                   XXX
       Mar-02                      XXX                              XXX                                   XXX
       Apr-02                      XXX                              XXX                                   XXX
       May-02                      XXX                              XXX                                   XXX
       Jun-02                      XXX                              XXX                                   XXX
       Jul-02                      XXX                              XXX                                   XXX
       Aug-02                      XXX                              XXX                                   XXX
       Sep-02                      XXX                              XXX                                   XXX
       Oct-02                      XXX                              XXX                                   XXX
       Nov-02                      XXX                              XXX                                   XXX
       Dec-02                      XXX                              XXX                                   XXX
       Jan-03                      XXX                              XXX                                   XXX
       Feb-03                      XXX                              XXX                                   XXX
       Mar-03                      XXX                              XXX                                   XXX
       Apr-03                      XXX                              XXX                                   XXX
       May-03                      XXX                              XXX                                   XXX
       Jun-03                      XXX                              XXX                                   XXX
       Jul-03                      XXX                              XXX                                   XXX
       Aug-03                      XXX                              XXX                                   XXX
       Sep-03                      XXX                              XXX                                   XXX
       Oct-03                      XXX                              XXX                                   XXX
       Nov-03                      XXX                              XXX                                   XXX
       Dec-03                      XXX                              XXX                                   XXX
       Jan-04                      XXX                              XXX                                   XXX
       Feb-04                      XXX                              XXX                                   XXX
       Mar-04                      XXX                              XXX                                   XXX
       Apr-04                      XXX                              XXX                                   XXX
       May-04                      XXX                              XXX                                   XXX
       Jun-04                      XXX                              XXX                                   XXX
       Jul-04                      XXX                              XXX                                   XXX
       Aug-04                      XXX                              XXX                                   XXX
       Sep-04                      XXX                              XXX                                   XXX
       Oct-04                      XXX                              XXX                                   XXX
       Nov-04                      XXX                              XXX                                   XXX
       Dec-04                      XXX                              XXX                                   XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  APPENDIX 16b

-------------------------------------------------------------------------------------------------------------
                                         FLIGHT ATTENDANT HOTEL VOLUME
-------------------------------------------------------------------------------------------------------------
                         COST PER CONTRACT        CONTRACT HOTEL STAYS PER           RATE PER BLOCK HOUR FOR
         DATE                HOTEL STAY             SCHEDULED BLOCK HOUR            EXTRAORDINARY HOTEL STAYS
         ----            -----------------        ------------------------          -------------------------
        Jan-01                  XXX                         XXX                                XXX
        Feb-01                  XXX                         XXX                                XXX
        Mar-01                  XXX                         XXX                                XXX
        Apr-01                  XXX                         XXX                                XXX
        May-01                  XXX                         XXX                                XXX
        Jun-01                  XXX                         XXX                                XXX
        Jul-01                  XXX                         XXX                                XXX
        Aug-01                  XXX                         XXX                                XXX
        Sep-01                  XXX                         XXX                                XXX
        Oct-01                  XXX                         XXX                                XXX
        Nov-01                  XXX                         XXX                                XXX
        Dec-01                  XXX                         XXX                                XXX
        Jan-02                  XXX                         XXX                                XXX
        Feb-02                  XXX                         XXX                                XXX
        Mar-02                  XXX                         XXX                                XXX
        Apr-02                  XXX                         XXX                                XXX
        May-02                  XXX                         XXX                                XXX
        Jun-02                  XXX                         XXX                                XXX
        Jul-02                  XXX                         XXX                                XXX
        Aug-02                  XXX                         XXX                                XXX
        Sep-02                  XXX                         XXX                                XXX
        Oct-02                  XXX                         XXX                                XXX
        Nov-02                  XXX                         XXX                                XXX
        Dec-02                  XXX                         XXX                                XXX
        Jan-03                  XXX                         XXX                                XXX
        Feb-03                  XXX                         XXX                                XXX
        Mar-03                  XXX                         XXX                                XXX
        Apr-03                  XXX                         XXX                                XXX
        May-03                  XXX                         XXX                                XXX
        Jun-03                  XXX                         XXX                                XXX
        Jul-03                  XXX                         XXX                                XXX
        Aug-03                  XXX                         XXX                                XXX
        Sep-03                  XXX                         XXX                                XXX
        Oct-03                  XXX                         XXX                                XXX
        Nov-03                  XXX                         XXX                                XXX
        Dec-03                  XXX                         XXX                                XXX
        Jan-04                  XXX                         XXX                                XXX
        Feb-04                  XXX                         XXX                                XXX
        Mar-04                  XXX                         XXX                                XXX
        Apr-04                  XXX                         XXX                                XXX
        May-04                  XXX                         XXX                                XXX
        Jun-04                  XXX                         XXX                                XXX
        Jul-04                  XXX                         XXX                                XXX
        Aug-04                  XXX                         XXX                                XXX
        Sep-04                  XXX                         XXX                                XXX
        Oct-04                  XXX                         XXX                                XXX
        Nov-04                  XXX                         XXX                                XXX
        Dec-04                  XXX                         XXX                                XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  APPENDIX 17a

---------------------------------------------------------------------------------------
                             ASSUMED PILOT TRAINING COST PER CYCLE
---------------------------------------------------------------------------------------
TRAINING CYCLE                  2001             2002             2003             2004
--------------                  ----             ----             ----             ----
RJ
   Transitional                 XXX              XXX              XXX              XXX
   Upgrade                      XXX              XXX              XXX              XXX
   New Hire                     XXX              XXX              XXX              XXX
   Recur Ground                 XXX              XXX              XXX              XXX
   Recur Flight                 XXX              XXX              XXX              XXX

ATR
   Transitional                 XXX              XXX              XXX              XXX
   Upgrade                      XXX              XXX              XXX              XXX
   New Hire                     XXX              XXX              XXX              XXX
   Recur Ground                 XXX              XXX              XXX              XXX
   Recur Flight                 XXX              XXX              XXX              XXX

120
   Transitional                 XXX              XXX              XXX              XXX
   Upgrade                      XXX              XXX              XXX              XXX
   New Hire                     XXX              XXX              XXX              XXX
   Recur Ground                 XXX              XXX              XXX              XXX
   Recur Flight                 XXX              XXX              XXX              XXX

BEECH
   Transitional                 XXX              XXX              XXX              XXX
   Upgrade                      XXX              XXX              XXX              XXX
   New Hire                     XXX              XXX              XXX              XXX
   Recur Ground                 XXX              XXX              XXX              XXX
   Recur Flight                 XXX              XXX              XXX              XXX

TOTAL
   Transitional                 XXX              XXX              XXX              XXX
   Upgrade                      XXX              XXX              XXX              XXX
   New Hire                     XXX              XXX              XXX              XXX
   Recur Ground                 XXX              XXX              XXX              XXX
   Recur Flight                 XXX              XXX              XXX              XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  APPENDIX 17b

    ----------------------------------------------------------------
                     PILOT NEW HIRE TRAINING CYCLES
    ----------------------------------------------------------------
     DATE           B1900           ATR          EMB120          RJ
     ----           -----           ---          ------          ---
    Jan-01           XXX            XXX           XXX            XXX
    Feb-01           XXX            XXX           XXX            XXX
    Mar-01           XXX            XXX           XXX            XXX
    Apr-01           XXX            XXX           XXX            XXX
    May-01           XXX            XXX           XXX            XXX
    Jun-01           XXX            XXX           XXX            XXX
    Jul-01           XXX            XXX           XXX            XXX
    Aug-01           XXX            XXX           XXX            XXX
    Sep-01           XXX            XXX           XXX            XXX
    Oct-01           XXX            XXX           XXX            XXX
    Nov-01           XXX            XXX           XXX            XXX
    Dec-01           XXX            XXX           XXX            XXX
    Jan-02           XXX            XXX           XXX            XXX
    Feb-02           XXX            XXX           XXX            XXX
    Mar-02           XXX            XXX           XXX            XXX
    Apr-02           XXX            XXX           XXX            XXX
    May-02           XXX            XXX           XXX            XXX
    Jun-02           XXX            XXX           XXX            XXX
    Jul-02           XXX            XXX           XXX            XXX
    Aug-02           XXX            XXX           XXX            XXX
    Sep-02           XXX            XXX           XXX            XXX
    Oct-02           XXX            XXX           XXX            XXX
    Nov-02           XXX            XXX           XXX            XXX
    Dec-02           XXX            XXX           XXX            XXX
    Jan-03           XXX            XXX           XXX            XXX
    Feb-03           XXX            XXX           XXX            XXX
    Mar-03           XXX            XXX           XXX            XXX
    Apr-03           XXX            XXX           XXX            XXX
    May-03           XXX            XXX           XXX            XXX
    Jun-03           XXX            XXX           XXX            XXX
    Jul-03           XXX            XXX           XXX            XXX
    Aug-03           XXX            XXX           XXX            XXX
    Sep-03           XXX            XXX           XXX            XXX
    Oct-03           XXX            XXX           XXX            XXX
    Nov-03           XXX            XXX           XXX            XXX
    Dec-03           XXX            XXX           XXX            XXX
    Jan-04           XXX            XXX           XXX            XXX
    Feb-04           XXX            XXX           XXX            XXX
    Mar-04           XXX            XXX           XXX            XXX
    Apr-04           XXX            XXX           XXX            XXX
    May-04           XXX            XXX           XXX            XXX
    Jun-04           XXX            XXX           XXX            XXX
    Jul-04           XXX            XXX           XXX            XXX
    Aug-04           XXX            XXX           XXX            XXX
    Sep-04           XXX            XXX           XXX            XXX
    Oct-04           XXX            XXX           XXX            XXX
    Nov-04           XXX            XXX           XXX            XXX
    Dec-04           XXX            XXX           XXX            XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  APPENDIX 17c

    ----------------------------------------------------------------
                    PILOT TRANSITIONAL TRAINING CYCLES
    ----------------------------------------------------------------
     DATE           B1900           ATR          EMB120          RJ
     ----           -----           ---          ------          --
    Jan-01           XXX            XXX           XXX            XXX
    Feb-01           XXX            XXX           XXX            XXX
    Mar-01           XXX            XXX           XXX            XXX
    Apr-01           XXX            XXX           XXX            XXX
    May-01           XXX            XXX           XXX            XXX
    Jun-01           XXX            XXX           XXX            XXX
    Jul-01           XXX            XXX           XXX            XXX
    Aug-01           XXX            XXX           XXX            XXX
    Sep-01           XXX            XXX           XXX            XXX
    Oct-01           XXX            XXX           XXX            XXX
    Nov-01           XXX            XXX           XXX            XXX
    Dec-01           XXX            XXX           XXX            XXX
    Jan-02           XXX            XXX           XXX            XXX
    Feb-02           XXX            XXX           XXX            XXX
    Mar-02           XXX            XXX           XXX            XXX
    Apr-02           XXX            XXX           XXX            XXX
    May-02           XXX            XXX           XXX            XXX
    Jun-02           XXX            XXX           XXX            XXX
    Jul-02           XXX            XXX           XXX            XXX
    Aug-02           XXX            XXX           XXX            XXX
    Sep-02           XXX            XXX           XXX            XXX
    Oct-02           XXX            XXX           XXX            XXX
    Nov-02           XXX            XXX           XXX            XXX
    Dec-02           XXX            XXX           XXX            XXX
    Jan-03           XXX            XXX           XXX            XXX
    Feb-03           XXX            XXX           XXX            XXX
    Mar-03           XXX            XXX           XXX            XXX
    Apr-03           XXX            XXX           XXX            XXX
    May-03           XXX            XXX           XXX            XXX
    Jun-03           XXX            XXX           XXX            XXX
    Jul-03           XXX            XXX           XXX            XXX
    Aug-03           XXX            XXX           XXX            XXX
    Sep-03           XXX            XXX           XXX            XXX
    Oct-03           XXX            XXX           XXX            XXX
    Nov-03           XXX            XXX           XXX            XXX
    Dec-03           XXX            XXX           XXX            XXX
    Jan-04           XXX            XXX           XXX            XXX
    Feb-04           XXX            XXX           XXX            XXX
    Mar-04           XXX            XXX           XXX            XXX
    Apr-04           XXX            XXX           XXX            XXX
    May-04           XXX            XXX           XXX            XXX
    Jun-04           XXX            XXX           XXX            XXX
    Jul-04           XXX            XXX           XXX            XXX
    Aug-04           XXX            XXX           XXX            XXX
    Sep-04           XXX            XXX           XXX            XXX
    Oct-04           XXX            XXX           XXX            XXX
    Nov-04           XXX            XXX           XXX            XXX
    Dec-04           XXX            XXX           XXX            XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
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


                                  APPENDIX 17d

    ----------------------------------------------------------------
                      PILOT UPGRADE TRAINING CYCLES
    ----------------------------------------------------------------
     DATE           B1900           ATR          EMB120          RJ
     ----           -----           ---          ------          --
    Jan-01           XXX            XXX           XXX            XXX
    Feb-01           XXX            XXX           XXX            XXX
    Mar-01           XXX            XXX           XXX            XXX
    Apr-01           XXX            XXX           XXX            XXX
    May-01           XXX            XXX           XXX            XXX
    Jun-01           XXX            XXX           XXX            XXX
    Jul-01           XXX            XXX           XXX            XXX
    Aug-01           XXX            XXX           XXX            XXX
    Sep-01           XXX            XXX           XXX            XXX
    Oct-01           XXX            XXX           XXX            XXX
    Nov-01           XXX            XXX           XXX            XXX
    Dec-01           XXX            XXX           XXX            XXX
    Jan-02           XXX            XXX           XXX            XXX
    Feb-02           XXX            XXX           XXX            XXX
    Mar-02           XXX            XXX           XXX            XXX
    Apr-02           XXX            XXX           XXX            XXX
    May-02           XXX            XXX           XXX            XXX
    Jun-02           XXX            XXX           XXX            XXX
    Jul-02           XXX            XXX           XXX            XXX
    Aug-02           XXX            XXX           XXX            XXX
    Sep-02           XXX            XXX           XXX            XXX
    Oct-02           XXX            XXX           XXX            XXX
    Nov-02           XXX            XXX           XXX            XXX
    Dec-02           XXX            XXX           XXX            XXX
    Jan-03           XXX            XXX           XXX            XXX
    Feb-03           XXX            XXX           XXX            XXX
    Mar-03           XXX            XXX           XXX            XXX
    Apr-03           XXX            XXX           XXX            XXX
    May-03           XXX            XXX           XXX            XXX
    Jun-03           XXX            XXX           XXX            XXX
    Jul-03           XXX            XXX           XXX            XXX
    Aug-03           XXX            XXX           XXX            XXX
    Sep-03           XXX            XXX           XXX            XXX
    Oct-03           XXX            XXX           XXX            XXX
    Nov-03           XXX            XXX           XXX            XXX
    Dec-03           XXX            XXX           XXX            XXX
    Jan-04           XXX            XXX           XXX            XXX
    Feb-04           XXX            XXX           XXX            XXX
    Mar-04           XXX            XXX           XXX            XXX
    Apr-04           XXX            XXX           XXX            XXX
    May-04           XXX            XXX           XXX            XXX
    Jun-04           XXX            XXX           XXX            XXX
    Jul-04           XXX            XXX           XXX            XXX
    Aug-04           XXX            XXX           XXX            XXX
    Sep-04           XXX            XXX           XXX            XXX
    Oct-04           XXX            XXX           XXX            XXX
    Nov-04           XXX            XXX           XXX            XXX
    Dec-04           XXX            XXX           XXX            XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  APPENDIX 17e

    ----------------------------------------------------------------
                   PILOT RECURRENT FLIGHT TRAINING CYCLES
    ----------------------------------------------------------------
     DATE           B1900           ATR          EMB120          RJ
     ----           -----           ---          ------          ---
    Jan-01           XXX            XXX           XXX            XXX
    Feb-01           XXX            XXX           XXX            XXX
    Mar-01           XXX            XXX           XXX            XXX
    Apr-01           XXX            XXX           XXX            XXX
    May-01           XXX            XXX           XXX            XXX
    Jun-01           XXX            XXX           XXX            XXX
    Jul-01           XXX            XXX           XXX            XXX
    Aug-01           XXX            XXX           XXX            XXX
    Sep-01           XXX            XXX           XXX            XXX
    Oct-01           XXX            XXX           XXX            XXX
    Nov-01           XXX            XXX           XXX            XXX
    Dec-01           XXX            XXX           XXX            XXX
    Jan-02           XXX            XXX           XXX            XXX
    Feb-02           XXX            XXX           XXX            XXX
    Mar-02           XXX            XXX           XXX            XXX
    Apr-02           XXX            XXX           XXX            XXX
    May-02           XXX            XXX           XXX            XXX
    Jun-02           XXX            XXX           XXX            XXX
    Jul-02           XXX            XXX           XXX            XXX
    Aug-02           XXX            XXX           XXX            XXX
    Sep-02           XXX            XXX           XXX            XXX
    Oct-02           XXX            XXX           XXX            XXX
    Nov-02           XXX            XXX           XXX            XXX
    Dec-02           XXX            XXX           XXX            XXX
    Jan-03           XXX            XXX           XXX            XXX
    Feb-03           XXX            XXX           XXX            XXX
    Mar-03           XXX            XXX           XXX            XXX
    Apr-03           XXX            XXX           XXX            XXX
    May-03           XXX            XXX           XXX            XXX
    Jun-03           XXX            XXX           XXX            XXX
    Jul-03           XXX            XXX           XXX            XXX
    Aug-03           XXX            XXX           XXX            XXX
    Sep-03           XXX            XXX           XXX            XXX
    Oct-03           XXX            XXX           XXX            XXX
    Nov-03           XXX            XXX           XXX            XXX
    Dec-03           XXX            XXX           XXX            XXX
    Jan-04           XXX            XXX           XXX            XXX
    Feb-04           XXX            XXX           XXX            XXX
    Mar-04           XXX            XXX           XXX            XXX
    Apr-04           XXX            XXX           XXX            XXX
    May-04           XXX            XXX           XXX            XXX
    Jun-04           XXX            XXX           XXX            XXX
    Jul-04           XXX            XXX           XXX            XXX
    Aug-04           XXX            XXX           XXX            XXX
    Sep-04           XXX            XXX           XXX            XXX
    Oct-04           XXX            XXX           XXX            XXX
    Nov-04           XXX            XXX           XXX            XXX
    Dec-04           XXX            XXX           XXX            XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  APPENDIX 17f

    ---------------------------------------------------------------
                  PILOT RECURRENT GROUND TRAINING CYCLES
    ---------------------------------------------------------------
     DATE           B1900          ATR          EMB120          RJ
     ----           -----          ---          ------          ---
    Jan-01           XXX           XXX            XXX           XXX
    Feb-01           XXX           XXX            XXX           XXX
    Mar-01           XXX           XXX            XXX           XXX
    Apr-01           XXX           XXX            XXX           XXX
    May-01           XXX           XXX            XXX           XXX
    Jun-01           XXX           XXX            XXX           XXX
    Jul-01           XXX           XXX            XXX           XXX
    Aug-01           XXX           XXX            XXX           XXX
    Sep-01           XXX           XXX            XXX           XXX
    Oct-01           XXX           XXX            XXX           XXX
    Nov-01           XXX           XXX            XXX           XXX
    Dec-01           XXX           XXX            XXX           XXX
    Jan-02           XXX           XXX            XXX           XXX
    Feb-02           XXX           XXX            XXX           XXX
    Mar-02           XXX           XXX            XXX           XXX
    Apr-02           XXX           XXX            XXX           XXX
    May-02           XXX           XXX            XXX           XXX
    Jun-02           XXX           XXX            XXX           XXX
    Jul-02           XXX           XXX            XXX           XXX
    Aug-02           XXX           XXX            XXX           XXX
    Sep-02           XXX           XXX            XXX           XXX
    Oct-02           XXX           XXX            XXX           XXX
    Nov-02           XXX           XXX            XXX           XXX
    Dec-02           XXX           XXX            XXX           XXX
    Jan-03           XXX           XXX            XXX           XXX
    Feb-03           XXX           XXX            XXX           XXX
    Mar-03           XXX           XXX            XXX           XXX
    Apr-03           XXX           XXX            XXX           XXX
    May-03           XXX           XXX            XXX           XXX
    Jun-03           XXX           XXX            XXX           XXX
    Jul-03           XXX           XXX            XXX           XXX
    Aug-03           XXX           XXX            XXX           XXX
    Sep-03           XXX           XXX            XXX           XXX
    Oct-03           XXX           XXX            XXX           XXX
    Nov-03           XXX           XXX            XXX           XXX
    Dec-03           XXX           XXX            XXX           XXX
    Jan-04           XXX           XXX            XXX           XXX
    Feb-04           XXX           XXX            XXX           XXX
    Mar-04           XXX           XXX            XXX           XXX
    Apr-04           XXX           XXX            XXX           XXX
    May-04           XXX           XXX            XXX           XXX
    Jun-04           XXX           XXX            XXX           XXX
    Jul-04           XXX           XXX            XXX           XXX
    Aug-04           XXX           XXX            XXX           XXX
    Sep-04           XXX           XXX            XXX           XXX
    Oct-04           XXX           XXX            XXX           XXX
    Nov-04           XXX           XXX            XXX           XXX
    Dec-04           XXX           XXX            XXX           XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  APPENDIX 18a

       -------------------------------------------------------------------
                                 PILOT PER DIEM
       -------------------------------------------------------------------
                          AMOUNT PAYABLE               PER DIEM HOURS PER
        DATE               PER DIEM HOUR              SCHEDULED BLOCK HOUR
        ----              --------------              --------------------
       Jan-01                   XXX                           XXX
       Feb-01                   XXX                           XXX
       Mar-01                   XXX                           XXX
       Apr-01                   XXX                           XXX
       May-01                   XXX                           XXX
       Jun-01                   XXX                           XXX
       Jul-01                   XXX                           XXX
       Aug-01                   XXX                           XXX
       Sep-01                   XXX                           XXX
       Oct-01                   XXX                           XXX
       Nov-01                   XXX                           XXX
       Dec-01                   XXX                           XXX
       Jan-02                   XXX                           XXX
       Feb-02                   XXX                           XXX
       Mar-02                   XXX                           XXX
       Apr-02                   XXX                           XXX
       May-02                   XXX                           XXX
       Jun-02                   XXX                           XXX
       Jul-02                   XXX                           XXX
       Aug-02                   XXX                           XXX
       Sep-02                   XXX                           XXX
       Oct-02                   XXX                           XXX
       Nov-02                   XXX                           XXX
       Dec-02                   XXX                           XXX
       Jan-03                   XXX                           XXX
       Feb-03                   XXX                           XXX
       Mar-03                   XXX                           XXX
       Apr-03                   XXX                           XXX
       May-03                   XXX                           XXX
       Jun-03                   XXX                           XXX
       Jul-03                   XXX                           XXX
       Aug-03                   XXX                           XXX
       Sep-03                   XXX                           XXX
       Oct-03                   XXX                           XXX
       Nov-03                   XXX                           XXX
       Dec-03                   XXX                           XXX
       Jan-04                   XXX                           XXX
       Feb-04                   XXX                           XXX
       Mar-04                   XXX                           XXX
       Apr-04                   XXX                           XXX
       May-04                   XXX                           XXX
       Jun-04                   XXX                           XXX
       Jul-04                   XXX                           XXX
       Aug-04                   XXX                           XXX
       Sep-04                   XXX                           XXX
       Oct-04                   XXX                           XXX
       Nov-04                   XXX                           XXX
       Dec-04                   XXX                           XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  APPENDIX 18b

------------------------------------------------------------------------------
                            FLIGHT ATTENDANT PER DIEM
------------------------------------------------------------------------------
                          AMOUNT PAYABLE                   PER DIEM HOURS PER
 DATE                     PER DIEM HOUR                   SCHEDULED BLOCK HOUR
 ----                     -------------                   --------------------
Jan-01                         XXX                                XXX
Feb-01                         XXX                                XXX
Mar-01                         XXX                                XXX
Apr-01                         XXX                                XXX
May-01                         XXX                                XXX
Jun-01                         XXX                                XXX
Jul-01                         XXX                                XXX
Aug-01                         XXX                                XXX
Sep-01                         XXX                                XXX
Oct-01                         XXX                                XXX
Nov-01                         XXX                                XXX
Dec-01                         XXX                                XXX
Jan-02                         XXX                                XXX
Feb-02                         XXX                                XXX
Mar-02                         XXX                                XXX
Apr-02                         XXX                                XXX
May-02                         XXX                                XXX
Jun-02                         XXX                                XXX
Jul-02                         XXX                                XXX
Aug-02                         XXX                                XXX
Sep-02                         XXX                                XXX
Oct-02                         XXX                                XXX
Nov-02                         XXX                                XXX
Dec-02                         XXX                                XXX
Jan-03                         XXX                                XXX
Feb-03                         XXX                                XXX
Mar-03                         XXX                                XXX
Apr-03                         XXX                                XXX
May-03                         XXX                                XXX
Jun-03                         XXX                                XXX
Jul-03                         XXX                                XXX
Aug-03                         XXX                                XXX
Sep-03                         XXX                                XXX
Oct-03                         XXX                                XXX
Nov-03                         XXX                                XXX
Dec-03                         XXX                                XXX
Jan-04                         XXX                                XXX
Feb-04                         XXX                                XXX
Mar-04                         XXX                                XXX
Apr-04                         XXX                                XXX
May-04                         XXX                                XXX
Jun-04                         XXX                                XXX
Jul-04                         XXX                                XXX
Aug-04                         XXX                                XXX
Sep-04                         XXX                                XXX
Oct-04                         XXX                                XXX
Nov-04                         XXX                                XXX
Dec-04                         XXX                                XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 19

------------------------------------------------------------------------------
                         PILOT SOFT TIME RECONCILIATION
------------------------------------------------------------------------------
                   AMOUNT PAYABLE PER          FLIGHT PAID HOURS PER SCHEDULED
 DATE               FLIGHT PAID HOUR                  PILOT BLOCK HOUR
 ----              ------------------          -------------------------------
Jan-01                    XXX                                XXX
Feb-01                    XXX                                XXX
Mar-01                    XXX                                XXX
Apr-01                    XXX                                XXX
May-01                    XXX                                XXX
Jun-01                    XXX                                XXX
Jul-01                    XXX                                XXX
Aug-01                    XXX                                XXX
Sep-01                    XXX                                XXX
Oct-01                    XXX                                XXX
Nov-01                    XXX                                XXX
Dec-01                    XXX                                XXX
Jan-02                    XXX                                XXX
Feb-02                    XXX                                XXX
Mar-02                    XXX                                XXX
Apr-02                    XXX                                XXX
May-02                    XXX                                XXX
Jun-02                    XXX                                XXX
Jul-02                    XXX                                XXX
Aug-02                    XXX                                XXX
Sep-02                    XXX                                XXX
Oct-02                    XXX                                XXX
Nov-02                    XXX                                XXX
Dec-02                    XXX                                XXX
Jan-03                    XXX                                XXX
Feb-03                    XXX                                XXX
Mar-03                    XXX                                XXX
Apr-03                    XXX                                XXX
May-03                    XXX                                XXX
Jun-03                    XXX                                XXX
Jul-03                    XXX                                XXX
Aug-03                    XXX                                XXX
Sep-03                    XXX                                XXX
Oct-03                    XXX                                XXX
Nov-03                    XXX                                XXX
Dec-03                    XXX                                XXX
Jan-04                    XXX                                XXX
Feb-04                    XXX                                XXX
Mar-04                    XXX                                XXX
Apr-04                    XXX                                XXX
May-04                    XXX                                XXX
Jun-04                    XXX                                XXX
Jul-04                    XXX                                XXX
Aug-04                    XXX                                XXX
Sep-04                    XXX                                XXX
Oct-04                    XXX                                XXX
Nov-04                    XXX                                XXX
Dec-04                    XXX                                XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 20

---------------------------------------------------------------------------------------
                            PILOT SENIORITY RECONCILIATION
---------------------------------------------------------------------------------------
                    AGGREGATE CONTINENTAL PILOTS           AMOUNT PAYABLE PER AGGREGATE
  DATE                TERMINATED BY CONTRACTOR             CONTINENTAL PILOT TERMINATED
-------             ----------------------------           ----------------------------
 Jan-01                         XXX                                     XXX
 Feb-01                         XXX                                     XXX
 Mar-01                         XXX                                     XXX
 Apr-01                         XXX                                     XXX
 May-01                         XXX                                     XXX
 Jun-01                         XXX                                     XXX
 Jul-01                         XXX                                     XXX
 Aug-01                         XXX                                     XXX
 Sep-01                         XXX                                     XXX
 Oct-01                         XXX                                     XXX
 Nov-01                         XXX                                     XXX
 Dec-01                         XXX                                     XXX
 Jan-02                         XXX                                     XXX
 Feb-02                         XXX                                     XXX
 Mar-02                         XXX                                     XXX
 Apr-02                         XXX                                     XXX
 May-02                         XXX                                     XXX
 Jun-02                         XXX                                     XXX
 Jul-02                         XXX                                     XXX
 Aug-02                         XXX                                     XXX
 Sep-02                         XXX                                     XXX
 Oct-02                         XXX                                     XXX
 Nov-02                         XXX                                     XXX
 Dec-02                         XXX                                     XXX
 Jan-03                         XXX                                     XXX
 Feb-03                         XXX                                     XXX
 Mar-03                         XXX                                     XXX
 Apr-03                         XXX                                     XXX
 May-03                         XXX                                     XXX
 Jun-03                         XXX                                     XXX
 Jul-03                         XXX                                     XXX
 Aug-03                         XXX                                     XXX
 Sep-03                         XXX                                     XXX
 Oct-03                         XXX                                     XXX
 Nov-03                         XXX                                     XXX
 Dec-03                         XXX                                     XXX
 Jan-04                         XXX                                     XXX
 Feb-04                         XXX                                     XXX
 Mar-04                         XXX                                     XXX
 Apr-04                         XXX                                     XXX
 May-04                         XXX                                     XXX
 Jun-04                         XXX                                     XXX
 Jul-04                         XXX                                     XXX
 Aug-04                         XXX                                     XXX
 Sep-04                         XXX                                     XXX
 Oct-04                         XXX                                     XXX
 Nov-04                         XXX                                     XXX
 Dec-04                         XXX                                     XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 21

------------------------------------------------------------------------------------------------------------------------
                                           AIRPORT AGENT VOLUME RECONCILIATION
------------------------------------------------------------------------------------------------------------------------
               AMOUNT PAYABLE PER          AGENT            IMPLIED          IMPLIED          IMPLIED          IMPLIED
 DATE           AGENT PAID HOUR          PAID HOURS       SICK TIME %       OVERTIME %       HOLIDAY %        VACATION %
------         ------------------        ----------       -----------       ----------       ---------        ----------
Jan-01                XXX                   XXX               XXX              XXX              XXX              XXX
Feb-01                XXX                   XXX               XXX              XXX              XXX              XXX
Mar-01                XXX                   XXX               XXX              XXX              XXX              XXX
Apr-01                XXX                   XXX               XXX              XXX              XXX              XXX
May-01                XXX                   XXX               XXX              XXX              XXX              XXX
Jun-01                XXX                   XXX               XXX              XXX              XXX              XXX
Jul-01                XXX                   XXX               XXX              XXX              XXX              XXX
Aug-01                XXX                   XXX               XXX              XXX              XXX              XXX
Sep-01                XXX                   XXX               XXX              XXX              XXX              XXX
Oct-01                XXX                   XXX               XXX              XXX              XXX              XXX
Nov-01                XXX                   XXX               XXX              XXX              XXX              XXX
Dec-01                XXX                   XXX               XXX              XXX              XXX              XXX
Jan-02                XXX                   XXX               XXX              XXX              XXX              XXX
Feb-02                XXX                   XXX               XXX              XXX              XXX              XXX
Mar-02                XXX                   XXX               XXX              XXX              XXX              XXX
Apr-02                XXX                   XXX               XXX              XXX              XXX              XXX
May-02                XXX                   XXX               XXX              XXX              XXX              XXX
Jun-02                XXX                   XXX               XXX              XXX              XXX              XXX
Jul-02                XXX                   XXX               XXX              XXX              XXX              XXX
Aug-02                XXX                   XXX               XXX              XXX              XXX              XXX
Sep-02                XXX                   XXX               XXX              XXX              XXX              XXX
Oct-02                XXX                   XXX               XXX              XXX              XXX              XXX
Nov-02                XXX                   XXX               XXX              XXX              XXX              XXX
Dec-02                XXX                   XXX               XXX              XXX              XXX              XXX
Jan-03                XXX                   XXX               XXX              XXX              XXX              XXX
Feb-03                XXX                   XXX               XXX              XXX              XXX              XXX
Mar-03                XXX                   XXX               XXX              XXX              XXX              XXX
Apr-03                XXX                   XXX               XXX              XXX              XXX              XXX
May-03                XXX                   XXX               XXX              XXX              XXX              XXX
Jun-03                XXX                   XXX               XXX              XXX              XXX              XXX
Jul-03                XXX                   XXX               XXX              XXX              XXX              XXX
Aug-03                XXX                   XXX               XXX              XXX              XXX              XXX
Sep-03                XXX                   XXX               XXX              XXX              XXX              XXX
Oct-03                XXX                   XXX               XXX              XXX              XXX              XXX
Nov-03                XXX                   XXX               XXX              XXX              XXX              XXX
Dec-03                XXX                   XXX               XXX              XXX              XXX              XXX
Jan-04                XXX                   XXX               XXX              XXX              XXX              XXX
Feb-04                XXX                   XXX               XXX              XXX              XXX              XXX
Mar-04                XXX                   XXX               XXX              XXX              XXX              XXX
Apr-04                XXX                   XXX               XXX              XXX              XXX              XXX
May-04                XXX                   XXX               XXX              XXX              XXX              XXX
Jun-04                XXX                   XXX               XXX              XXX              XXX              XXX
Jul-04                XXX                   XXX               XXX              XXX              XXX              XXX
Aug-04                XXX                   XXX               XXX              XXX              XXX              XXX
Sep-04                XXX                   XXX               XXX              XXX              XXX              XXX
Oct-04                XXX                   XXX               XXX              XXX              XXX              XXX
Nov-04                XXX                   XXX               XXX              XXX              XXX              XXX
Dec-04                XXX                   XXX               XXX              XXX              XXX              XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 22

-----------------------------------------------------------------------------------------------------------------
                                        RECONCILIATION OF EXPENSES (000'S)
-----------------------------------------------------------------------------------------------------------------
         B(9)(a)  B(9)(a) B(9)(a)  B(9)(a)  B(9)(a)  B(9)(a)  B(9)(a)  B(9)(a)  B(9)(a)  B(9)(a)  B(9)(a) B(9)(a)
 DATE     (i)      (ii)    (iii)    (iv)      (v)      (v)     (vi)     (vii)    (viii)  (viii)    (viii)   (ix)
------   -------  ------- -------  -------  -------  -------  -------  -------  -------  -------  ------- -------
Jan-01    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Feb-01    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Mar-01    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Apr-01    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
May-01    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Jun-01    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Jul-01    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Aug-01    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Sep-01    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Oct-01    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Nov-01    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Dec-01    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Jan-02    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Feb-02    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Mar-02    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Apr-02    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
May-02    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Jun-02    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Jul-02    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Aug-02    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Sep-02    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Oct-02    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Nov-02    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Dec-02    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Jan-03    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Feb-03    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Mar-03    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Apr-03    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
May-03    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Jun-03    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Jul-03    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Aug-03    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Sep-03    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Oct-03    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Nov-03    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Dec-03    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Jan-04    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Feb-04    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Mar-04    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Apr-04    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
May-04    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Jun-04    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Jul-04    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Aug-04    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Sep-04    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Oct-04    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Nov-04    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX
Dec-04    XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX      XXX




-----------------------------------------------------
          RECONCILIATION OF EXPENSES (000'S)
-----------------------------------------------------
         B(9)(a)  B(9)(a)   B(9)(a)  B(9)(a)  B(9)(a)
 DATE      (x)      (xi)     (xii)    (xiv)     (xv)
------   -------  -------   -------  -------  -------
Jan-01      XXX      XXX      XXX      XXX      XXX
Feb-01      XXX      XXX      XXX      XXX      XXX
Mar-01      XXX      XXX      XXX      XXX      XXX
Apr-01      XXX      XXX      XXX      XXX      XXX
May-01      XXX      XXX      XXX      XXX      XXX
Jun-01      XXX      XXX      XXX      XXX      XXX
Jul-01      XXX      XXX      XXX      XXX      XXX
Aug-01      XXX      XXX      XXX      XXX      XXX
Sep-01      XXX      XXX      XXX      XXX      XXX
Oct-01      XXX      XXX      XXX      XXX      XXX
Nov-01      XXX      XXX      XXX      XXX      XXX
Dec-01      XXX      XXX      XXX      XXX      XXX
Jan-02      XXX      XXX      XXX      XXX      XXX
Feb-02      XXX      XXX      XXX      XXX      XXX
Mar-02      XXX      XXX      XXX      XXX      XXX
Apr-02      XXX      XXX      XXX      XXX      XXX
May-02      XXX      XXX      XXX      XXX      XXX
Jun-02      XXX      XXX      XXX      XXX      XXX
Jul-02      XXX      XXX      XXX      XXX      XXX
Aug-02      XXX      XXX      XXX      XXX      XXX
Sep-02      XXX      XXX      XXX      XXX      XXX
Oct-02      XXX      XXX      XXX      XXX      XXX
Nov-02      XXX      XXX      XXX      XXX      XXX
Dec-02      XXX      XXX      XXX      XXX      XXX
Jan-03      XXX      XXX      XXX      XXX      XXX
Feb-03      XXX      XXX      XXX      XXX      XXX
Mar-03      XXX      XXX      XXX      XXX      XXX
Apr-03      XXX      XXX      XXX      XXX      XXX
May-03      XXX      XXX      XXX      XXX      XXX
Jun-03      XXX      XXX      XXX      XXX      XXX
Jul-03      XXX      XXX      XXX      XXX      XXX
Aug-03      XXX      XXX      XXX      XXX      XXX
Sep-03      XXX      XXX      XXX      XXX      XXX
Oct-03      XXX      XXX      XXX      XXX      XXX
Nov-03      XXX      XXX      XXX      XXX      XXX
Dec-03      XXX      XXX      XXX      XXX      XXX
Jan-04      XXX      XXX      XXX      XXX      XXX
Feb-04      XXX      XXX      XXX      XXX      XXX
Mar-04      XXX      XXX      XXX      XXX      XXX
Apr-04      XXX      XXX      XXX      XXX      XXX
May-04      XXX      XXX      XXX      XXX      XXX
Jun-04      XXX      XXX      XXX      XXX      XXX
Jul-04      XXX      XXX      XXX      XXX      XXX
Aug-04      XXX      XXX      XXX      XXX      XXX
Sep-04      XXX      XXX      XXX      XXX      XXX
Oct-04      XXX      XXX      XXX      XXX      XXX
Nov-04      XXX      XXX      XXX      XXX      XXX
Dec-04      XXX      XXX      XXX      XXX      XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  APPENDIX 22A

    ------------------------------------------------------------------------
                               FIRST IMPLIED RATES
    ------------------------------------------------------------------------
     DATE         B1900        ATR42        EMB120        RJ135        RJ145
    ------        -----        -----        ------        -----        -----
    Jan-01         XXX          XXX          XXX           XXX          XXX
    Feb-01         XXX          XXX          XXX           XXX          XXX
    Mar-01         XXX          XXX          XXX           XXX          XXX
    Apr-01         XXX          XXX          XXX           XXX          XXX
    May-01         XXX          XXX          XXX           XXX          XXX
    Jun-01         XXX          XXX          XXX           XXX          XXX
    Jul-01         XXX          XXX          XXX           XXX          XXX
    Aug-01         XXX          XXX          XXX           XXX          XXX
    Sep-01         XXX          XXX          XXX           XXX          XXX
    Oct-01         XXX          XXX          XXX           XXX          XXX
    Nov-01         XXX          XXX          XXX           XXX          XXX
    Dec-01         XXX          XXX          XXX           XXX          XXX
    Jan-02         XXX          XXX          XXX           XXX          XXX
    Feb-02         XXX          XXX          XXX           XXX          XXX
    Mar-02         XXX          XXX          XXX           XXX          XXX
    Apr-02         XXX          XXX          XXX           XXX          XXX
    May-02         XXX          XXX          XXX           XXX          XXX
    Jun-02         XXX          XXX          XXX           XXX          XXX
    Jul-02         XXX          XXX          XXX           XXX          XXX
    Aug-02         XXX          XXX          XXX           XXX          XXX
    Sep-02         XXX          XXX          XXX           XXX          XXX
    Oct-02         XXX          XXX          XXX           XXX          XXX
    Nov-02         XXX          XXX          XXX           XXX          XXX
    Dec-02         XXX          XXX          XXX           XXX          XXX
    Jan-03         XXX          XXX          XXX           XXX          XXX
    Feb-03         XXX          XXX          XXX           XXX          XXX
    Mar-03         XXX          XXX          XXX           XXX          XXX
    Apr-03         XXX          XXX          XXX           XXX          XXX
    May-03         XXX          XXX          XXX           XXX          XXX
    Jun-03         XXX          XXX          XXX           XXX          XXX
    Jul-03         XXX          XXX          XXX           XXX          XXX
    Aug-03         XXX          XXX          XXX           XXX          XXX
    Sep-03         XXX          XXX          XXX           XXX          XXX
    Oct-03         XXX          XXX          XXX           XXX          XXX
    Nov-03         XXX          XXX          XXX           XXX          XXX
    Dec-03         XXX          XXX          XXX           XXX          XXX
    Jan-04         XXX          XXX          XXX           XXX          XXX
    Feb-04         XXX          XXX          XXX           XXX          XXX
    Mar-04         XXX          XXX          XXX           XXX          XXX
    Apr-04         XXX          XXX          XXX           XXX          XXX
    May-04         XXX          XXX          XXX           XXX          XXX
    Jun-04         XXX          XXX          XXX           XXX          XXX
    Jul-04         XXX          XXX          XXX           XXX          XXX
    Aug-04         XXX          XXX          XXX           XXX          XXX
    Sep-04         XXX          XXX          XXX           XXX          XXX
    Oct-04         XXX          XXX          XXX           XXX          XXX
    Nov-04         XXX          XXX          XXX           XXX          XXX
    Dec-04         XXX          XXX          XXX           XXX          XXX

    ----------------------------------------------------------------------------         ----------------
                    SECOND IMPLIED RATES                                                   THIRD IMPLIED
    ----------------------------------------------------------------------------         ----------------
     DATE            B1900        ATR42        EMB120        RJ135        RJ145          EXPENSES (000'S)
    ------           -----        -----        ------        -----        -----          ----------------
    Jan-01            XXX          XXX          XXX           XXX          XXX                  XXX
    Feb-01            XXX          XXX          XXX           XXX          XXX                  XXX
    Mar-01            XXX          XXX          XXX           XXX          XXX                  XXX
    Apr-01            XXX          XXX          XXX           XXX          XXX                  XXX
    May-01            XXX          XXX          XXX           XXX          XXX                  XXX
    Jun-01            XXX          XXX          XXX           XXX          XXX                  XXX
    Jul-01            XXX          XXX          XXX           XXX          XXX                  XXX
    Aug-01            XXX          XXX          XXX           XXX          XXX                  XXX
    Sep-01            XXX          XXX          XXX           XXX          XXX                  XXX
    Oct-01            XXX          XXX          XXX           XXX          XXX                  XXX
    Nov-01            XXX          XXX          XXX           XXX          XXX                  XXX
    Dec-01            XXX          XXX          XXX           XXX          XXX                  XXX
    Jan-02            XXX          XXX          XXX           XXX          XXX                  XXX
    Feb-02            XXX          XXX          XXX           XXX          XXX                  XXX
    Mar-02            XXX          XXX          XXX           XXX          XXX                  XXX
    Apr-02            XXX          XXX          XXX           XXX          XXX                  XXX
    May-02            XXX          XXX          XXX           XXX          XXX                  XXX
    Jun-02            XXX          XXX          XXX           XXX          XXX                  XXX
    Jul-02            XXX          XXX          XXX           XXX          XXX                  XXX
    Aug-02            XXX          XXX          XXX           XXX          XXX                  XXX
    Sep-02            XXX          XXX          XXX           XXX          XXX                  XXX
    Oct-02            XXX          XXX          XXX           XXX          XXX                  XXX
    Nov-02            XXX          XXX          XXX           XXX          XXX                  XXX
    Dec-02            XXX          XXX          XXX           XXX          XXX                  XXX
    Jan-03            XXX          XXX          XXX           XXX          XXX                  XXX
    Feb-03            XXX          XXX          XXX           XXX          XXX                  XXX
    Mar-03            XXX          XXX          XXX           XXX          XXX                  XXX
    Apr-03            XXX          XXX          XXX           XXX          XXX                  XXX
    May-03            XXX          XXX          XXX           XXX          XXX                  XXX
    Jun-03            XXX          XXX          XXX           XXX          XXX                  XXX
    Jul-03            XXX          XXX          XXX           XXX          XXX                  XXX
    Aug-03            XXX          XXX          XXX           XXX          XXX                  XXX
    Sep-03            XXX          XXX          XXX           XXX          XXX                  XXX
    Oct-03            XXX          XXX          XXX           XXX          XXX                  XXX
    Nov-03            XXX          XXX          XXX           XXX          XXX                  XXX
    Dec-03            XXX          XXX          XXX           XXX          XXX                  XXX
    Jan-04            XXX          XXX          XXX           XXX          XXX                  XXX
    Feb-04            XXX          XXX          XXX           XXX          XXX                  XXX
    Mar-04            XXX          XXX          XXX           XXX          XXX                  XXX
    Apr-04            XXX          XXX          XXX           XXX          XXX                  XXX
    May-04            XXX          XXX          XXX           XXX          XXX                  XXX
    Jun-04            XXX          XXX          XXX           XXX          XXX                  XXX
    Jul-04            XXX          XXX          XXX           XXX          XXX                  XXX
    Aug-04            XXX          XXX          XXX           XXX          XXX                  XXX
    Sep-04            XXX          XXX          XXX           XXX          XXX                  XXX
    Oct-04            XXX          XXX          XXX           XXX          XXX                  XXX
    Nov-04            XXX          XXX          XXX           XXX          XXX                  XXX
    Dec-04            XXX          XXX          XXX           XXX          XXX                  XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  APPENDIX 22b

    -------------------------------------------------------------------------------------
                                        FOURTH IMPLIED RATES
    -------------------------------------------------------------------------------------
        DATE              B1900         ATR42         EMB120         RJ135          RJ145
    ------------          -----         -----         ------         -----          -----
    BENCHMARK SL           XXX           XXX            XXX           XXX            XXX
       Jan-01              XXX           XXX            XXX           XXX            XXX
       Feb-01              XXX           XXX            XXX           XXX            XXX
       Mar-01              XXX           XXX            XXX           XXX            XXX
       Apr-01              XXX           XXX            XXX           XXX            XXX
       May-01              XXX           XXX            XXX           XXX            XXX
       Jun-01              XXX           XXX            XXX           XXX            XXX
       Jul-01              XXX           XXX            XXX           XXX            XXX
       Aug-01              XXX           XXX            XXX           XXX            XXX
       Sep-01              XXX           XXX            XXX           XXX            XXX
       Oct-01              XXX           XXX            XXX           XXX            XXX
       Nov-01              XXX           XXX            XXX           XXX            XXX
       Dec-01              XXX           XXX            XXX           XXX            XXX
       Jan-02              XXX           XXX            XXX           XXX            XXX
       Feb-02              XXX           XXX            XXX           XXX            XXX
       Mar-02              XXX           XXX            XXX           XXX            XXX
       Apr-02              XXX           XXX            XXX           XXX            XXX
       May-02              XXX           XXX            XXX           XXX            XXX
       Jun-02              XXX           XXX            XXX           XXX            XXX
       Jul-02              XXX           XXX            XXX           XXX            XXX
       Aug-02              XXX           XXX            XXX           XXX            XXX
       Sep-02              XXX           XXX            XXX           XXX            XXX
       Oct-02              XXX           XXX            XXX           XXX            XXX
       Nov-02              XXX           XXX            XXX           XXX            XXX
       Dec-02              XXX           XXX            XXX           XXX            XXX
       Jan-03              XXX           XXX            XXX           XXX            XXX
       Feb-03              XXX           XXX            XXX           XXX            XXX
       Mar-03              XXX           XXX            XXX           XXX            XXX
       Apr-03              XXX           XXX            XXX           XXX            XXX
       May-03              XXX           XXX            XXX           XXX            XXX
       Jun-03              XXX           XXX            XXX           XXX            XXX
       Jul-03              XXX           XXX            XXX           XXX            XXX
       Aug-03              XXX           XXX            XXX           XXX            XXX
       Sep-03              XXX           XXX            XXX           XXX            XXX
       Oct-03              XXX           XXX            XXX           XXX            XXX
       Nov-03              XXX           XXX            XXX           XXX            XXX
       Dec-03              XXX           XXX            XXX           XXX            XXX
       Jan-04              XXX           XXX            XXX           XXX            XXX
       Feb-04              XXX           XXX            XXX           XXX            XXX
       Mar-04              XXX           XXX            XXX           XXX            XXX
       Apr-04              XXX           XXX            XXX           XXX            XXX
       May-04              XXX           XXX            XXX           XXX            XXX
       Jun-04              XXX           XXX            XXX           XXX            XXX
       Jul-04              XXX           XXX            XXX           XXX            XXX
       Aug-04              XXX           XXX            XXX           XXX            XXX
       Sep-04              XXX           XXX            XXX           XXX            XXX
       Oct-04              XXX           XXX            XXX           XXX            XXX
       Nov-04              XXX           XXX            XXX           XXX            XXX
       Dec-04              XXX           XXX            XXX           XXX            XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  APPENDIX 22c

    -------------------------------------------------------------------------------------
                                         FIFTH IMPLIED RATES
    -------------------------------------------------------------------------------------
        DATE              B1900         ATR42         EMB120         RJ135          RJ145
    ------------          -----         -----         ------         -----          -----
    BENCHMARK SL           XXX           XXX            XXX           XXX            XXX
       Jan-01              XXX           XXX            XXX           XXX            XXX
       Feb-01              XXX           XXX            XXX           XXX            XXX
       Mar-01              XXX           XXX            XXX           XXX            XXX
       Apr-01              XXX           XXX            XXX           XXX            XXX
       May-01              XXX           XXX            XXX           XXX            XXX
       Jun-01              XXX           XXX            XXX           XXX            XXX
       Jul-01              XXX           XXX            XXX           XXX            XXX
       Aug-01              XXX           XXX            XXX           XXX            XXX
       Sep-01              XXX           XXX            XXX           XXX            XXX
       Oct-01              XXX           XXX            XXX           XXX            XXX
       Nov-01              XXX           XXX            XXX           XXX            XXX
       Dec-01              XXX           XXX            XXX           XXX            XXX
       Jan-02              XXX           XXX            XXX           XXX            XXX
       Feb-02              XXX           XXX            XXX           XXX            XXX
       Mar-02              XXX           XXX            XXX           XXX            XXX
       Apr-02              XXX           XXX            XXX           XXX            XXX
       May-02              XXX           XXX            XXX           XXX            XXX
       Jun-02              XXX           XXX            XXX           XXX            XXX
       Jul-02              XXX           XXX            XXX           XXX            XXX
       Aug-02              XXX           XXX            XXX           XXX            XXX
       Sep-02              XXX           XXX            XXX           XXX            XXX
       Oct-02              XXX           XXX            XXX           XXX            XXX
       Nov-02              XXX           XXX            XXX           XXX            XXX
       Dec-02              XXX           XXX            XXX           XXX            XXX
       Jan-03              XXX           XXX            XXX           XXX            XXX
       Feb-03              XXX           XXX            XXX           XXX            XXX
       Mar-03              XXX           XXX            XXX           XXX            XXX
       Apr-03              XXX           XXX            XXX           XXX            XXX
       May-03              XXX           XXX            XXX           XXX            XXX
       Jun-03              XXX           XXX            XXX           XXX            XXX
       Jul-03              XXX           XXX            XXX           XXX            XXX
       Aug-03              XXX           XXX            XXX           XXX            XXX
       Sep-03              XXX           XXX            XXX           XXX            XXX
       Oct-03              XXX           XXX            XXX           XXX            XXX
       Nov-03              XXX           XXX            XXX           XXX            XXX
       Dec-03              XXX           XXX            XXX           XXX            XXX
       Jan-04              XXX           XXX            XXX           XXX            XXX
       Feb-04              XXX           XXX            XXX           XXX            XXX
       Mar-04              XXX           XXX            XXX           XXX            XXX
       Apr-04              XXX           XXX            XXX           XXX            XXX
       May-04              XXX           XXX            XXX           XXX            XXX
       Jun-04              XXX           XXX            XXX           XXX            XXX
       Jul-04              XXX           XXX            XXX           XXX            XXX
       Aug-04              XXX           XXX            XXX           XXX            XXX
       Sep-04              XXX           XXX            XXX           XXX            XXX
       Oct-04              XXX           XXX            XXX           XXX            XXX
       Nov-04              XXX           XXX            XXX           XXX            XXX
       Dec-04              XXX           XXX            XXX           XXX            XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  APPENDIX 22d

   ---------------------------------------------------------------------
                            SIXTH IMPLIED RATES
    DATE         B1900       ATR42       EMB120       RJ135        RJ145
   ---------------------------------------------------------------------
   Jan-01         XXX         XXX          XXX         XXX          XXX
   Feb-01         XXX         XXX          XXX         XXX          XXX
   Mar-01         XXX         XXX          XXX         XXX          XXX
   Apr-01         XXX         XXX          XXX         XXX          XXX
   May-01         XXX         XXX          XXX         XXX          XXX
   Jun-01         XXX         XXX          XXX         XXX          XXX
   Jul-01         XXX         XXX          XXX         XXX          XXX
   Aug-01         XXX         XXX          XXX         XXX          XXX
   Sep-01         XXX         XXX          XXX         XXX          XXX
   Oct-01         XXX         XXX          XXX         XXX          XXX
   Nov-01         XXX         XXX          XXX         XXX          XXX
   Dec-01         XXX         XXX          XXX         XXX          XXX
   Jan-02         XXX         XXX          XXX         XXX          XXX
   Feb-02         XXX         XXX          XXX         XXX          XXX
   Mar-02         XXX         XXX          XXX         XXX          XXX
   Apr-02         XXX         XXX          XXX         XXX          XXX
   May-02         XXX         XXX          XXX         XXX          XXX
   Jun-02         XXX         XXX          XXX         XXX          XXX
   Jul-02         XXX         XXX          XXX         XXX          XXX
   Aug-02         XXX         XXX          XXX         XXX          XXX
   Sep-02         XXX         XXX          XXX         XXX          XXX
   Oct-02         XXX         XXX          XXX         XXX          XXX
   Nov-02         XXX         XXX          XXX         XXX          XXX
   Dec-02         XXX         XXX          XXX         XXX          XXX
   Jan-03         XXX         XXX          XXX         XXX          XXX
   Feb-03         XXX         XXX          XXX         XXX          XXX
   Mar-03         XXX         XXX          XXX         XXX          XXX
   Apr-03         XXX         XXX          XXX         XXX          XXX
   May-03         XXX         XXX          XXX         XXX          XXX
   Jun-03         XXX         XXX          XXX         XXX          XXX
   Jul-03         XXX         XXX          XXX         XXX          XXX
   Aug-03         XXX         XXX          XXX         XXX          XXX
   Sep-03         XXX         XXX          XXX         XXX          XXX
   Oct-03         XXX         XXX          XXX         XXX          XXX
   Nov-03         XXX         XXX          XXX         XXX          XXX
   Dec-03         XXX         XXX          XXX         XXX          XXX
   Jan-04         XXX         XXX          XXX         XXX          XXX
   Feb-04         XXX         XXX          XXX         XXX          XXX
   Mar-04         XXX         XXX          XXX         XXX          XXX
   Apr-04         XXX         XXX          XXX         XXX          XXX
   May-04         XXX         XXX          XXX         XXX          XXX
   Jun-04         XXX         XXX          XXX         XXX          XXX
   Jul-04         XXX         XXX          XXX         XXX          XXX
   Aug-04         XXX         XXX          XXX         XXX          XXX
   Sep-04         XXX         XXX          XXX         XXX          XXX
   Oct-04         XXX         XXX          XXX         XXX          XXX
   Nov-04         XXX         XXX          XXX         XXX          XXX
   Dec-04         XXX         XXX          XXX         XXX          XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX 23




    COST DIFFERENCE           =                    XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                    EXHIBIT A
                                   DEFINITIONS


Actual Passengers - means, for any period, the actual Revenue Onboards on Scheduled Flights during such period.

Adjusted Appendix 14 Block Hour Rate - is defined in Paragraph B(6)(c) of
Schedule 3.

Administrative Support and Information Services Provisioning Agreement - means that certain Administrative Support and Information Services Provisions Agreement, dated as of January 1, 2001, among Continental, Holdings and ExpressJet, in the form attached hereto as Exhibit E (or as otherwise agreed or amended).

Agent Paid Hours - means the hours (including sick, holiday, overtime, and vacation) for which agents at Contractor Airports are paid to ground handle Scheduled Flights.

Agreement - means the Amended and Restated Capacity Purchase Agreement, dated as of April [__], 2002, among Continental, Holdings, XJT and ExpressJet.

Ancillary Agreements - means each of the agreements entered into by Continental and Contractor substantially in the form of Exhibits B, C, E, and F hereto, together with all amendments, exhibits, schedules and annexes thereto.

Appendix 1 Expenses - are set forth on Appendix 1 to Schedule 3.

Appendix 3 Block Hour Rate - is set forth for each aircraft type and month on Appendix 3 to Schedule 3.

Appendix 4 Block Hour Rate - is set forth for each aircraft type and month on Appendix 4 to Schedule 3.

Appendix 5 Block Hour Rate - is set forth for each aircraft type and month on Appendix 5 to Schedule 3.

Appendix 6 Block Hour Rate - is set forth for each aircraft type on Appendix 6 to Schedule 3.

Appendix 7 Block Hours - is set forth for each aircraft type on Appendix 7 to
Schedule 3.

Appendix 9 Rate Per Block Hour - is set forth for each aircraft type on Appendix 9 to Schedule 3.

Appendix 13 Incremental Cost Rate - is set forth for each aircraft type and month on Appendix 13 to Schedule 3.

Appendix 14 Block Hour Rate - is set forth for each aircraft type and month on Appendix 14 to Schedule 3.




                                  Exhibit A-1

Average Peer Group Rates - means, with respect to any insurance coverage, the average cost of such insurance coverage to the five regional airlines with annual revenues closest to those of Contractor, as determined by available information obtained from public sources or reputable insurance brokers.

Baggage Handling Benchmark - means, for any applicable month, the number of bags that were not properly handled (as measured by claims filed for mishandled baggage) at Contractor Airports, per 1,000 Enplanements at Contractor Airports during the last five full calendar years immediately preceding such month for which such calculations are available as of such date of determination (but excluding from these calculations all data for September 2001 and for any month in which a Labor Strike shall have occurred); provided that in no event shall the Baggage Handling Benchmark be above {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

Base Compensation - is defined in Paragraph A(1) of Schedule 3.

Base Term - is defined in Section 9.01.

Block Hour Rate - means, for any month, the Base Compensation for such month divided by the total number of block hours comprising the Scheduled Flights during such month.

Business Day - means each Monday, Tuesday, Wednesday, Thursday and Friday unless such day shall be a day when financial institutions in New York, New York or Houston, Texas are authorized by law to close.

Cause - means (i) bankruptcy of ExpressJet, XJT or Holdings, (ii) the suspension or revocation of Contractor's authority to operate as a scheduled airline, (iii) the ceasing of Contractor's operations as a scheduled airline, other than as a result of a Labor Strike and other than any temporary cessation not exceeding 14 days in length, (iv) the occurrence of a Labor Strike that shall have continued for 90 days or (v) a willful or intentional material breach of this Agreement by ExpressJet, XJT or Holdings that substantially deprives Continental of the benefits of this Agreement, which breach shall have continued for 90 days after notice thereof is delivered to ExpressJet, XJT or Holdings, as the case may be.

Change of Control - means:

(i) ExpressJet, XJT or Holdings consolidates with, or merges with or into, another Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, ExpressJet, XJT or Holdings, in any such event pursuant to a transaction in which the voting securities of ExpressJet, XJT or Holdings are converted into or exchanged for cash or securities, except where the holders of voting securities of ExpressJet, XJT or Holdings immediately prior to such transaction own not less than a majority of the voting securities of the surviving or transferee corporation





                                  Exhibit A-2
         immediately after such transaction, in each case other than any such transaction between ExpressJet, XJT and/or Holdings, on the one hand, and Continental and/or any of its Subsidiaries on the other;

(ii) a transaction, other than one described in clause (i) above, as a result of which ExpressJet, XJT or Holdings and a Major Carrier (other than Continental) are legally combined;

(iii) a transaction, other than one described in clause (i) above, as a result of which ExpressJet, XJT or Holdings acquires, directly or indirectly, beneficial ownership of 10% or more of the capital stock or voting power of an air carrier (other than Continental and its successors and any Subsidiary thereof), the consolidated annual revenues of which for the most recently completed fiscal year for which audited financial statements are available are in excess of $1 billion as of the date of determination (or the U.S. dollar equivalent thereof);

(iv) the direct or indirect acquisition by a Major Carrier (other than Continental) or any Person directly or indirectly controlling a Major Carrier of beneficial ownership of 10% or more of the capital stock or voting power of ExpressJet, XJT or Holdings;

(v) the direct or indirect acquisition by any "person" or "group" (as such terms are used in Section 13(d) of the Securities Exchange Act of 1934) not described in clause (iv) above, of beneficial ownership of more than 25% of the capital stock or voting power of ExpressJet, XJT or Holdings, other than (A) Continental or its Subsidiaries or (B) any "person" or "group" that is a Person who has a Schedule 13G on file with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-1 under the Securities Exchange Act of 1934 (the "Exchange Act") with respect to its holdings of ExpressJet's, XJT's or Holdings' voting securities (a "13G Person"), so long as (1) such 13G Person is principally engaged in the business of managing investment funds for unaffiliated securities investors and, as part of such 13G Person's duties as agent for fully managed accounts, holds or exercises voting or dispositive power over ExpressJet's, XJT's or Holdings' voting securities, (2) such 13G Person acquires and continues to have beneficial ownership of ExpressJet's, XJT's or Holdings' voting securities pursuant to trading activities undertaken in the ordinary course of such 13G Person's business and not with the purpose nor the effect, either alone or in concert with any 13G Person, of exercising the power to direct or cause the direction of the management and policies of ExpressJet, XJT or Holdings or of otherwise changing or influencing the control of ExpressJet, XJT or Holdings, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) of the Exchange Act and (3) such 13G Person is not obligated to, and does not, file a Schedule 13D with respect to the securities of ExpressJet, XJT or Holdings; provided, that a "Change of Control" shall not occur pursuant to this clause (v) if such "person" or "group" reduces its ownership of the capital stock or voting power of ExpressJet,





                                  Exhibit A-3

         XJT or Holdings, as the case may be, to less than 25% within 30 days of the acquisition of ownership of at least 25% of such capital stock or voting power;

(vi) the liquidation or dissolution of ExpressJet, XJT or Holdings in connection with which Contractor ceases operations as an air carrier;

(vii) the sale, transfer or other disposition of all or substantially all of the airline assets of ExpressJet, XJT or Holdings on a consolidated basis directly or indirectly to a Major Carrier (other than Continental) or its affiliate, whether in a single transaction or a series of related transactions;

(viii) the direct or indirect acquisition, whether in a single transaction or a series of related transactions, by ExpressJet, XJT or Holdings of airline assets and associated employees, which airline assets on a stand-alone basis would have pro forma annual passenger revenues for the most recently completed four fiscal quarters for which financial statements can be reasonably prepared in excess of the Revenue Threshold;

(ix) individuals who constitute the Board of Directors of ExpressJet, XJT or Holdings as of March 1, 2002 (each such individual, an "Incumbent Director") cease for any reason to constitute at least a majority of the applicable Board of Directors (each such board constituted of a majority of Incumbent Directors, an "Incumbent Board"); provided that any individual becoming a director subsequent to March 1, 2002 whose appointment to fill a vacancy or to fill a new position on an Incumbent Board or whose nomination for election by the shareholders of ExpressJet, XJT or Holdings, as the case may be, was approved by a vote of at least a majority of the directors of the applicable Incumbent Board shall be considered as though such individual were an Incumbent Director; or

(x) the execution by ExpressJet, XJT or Holdings of bona fide definitive agreements, the consummation of the transactions contemplated by which would result in a transaction described in the immediately preceding clauses (i), (ii), (iii), (iv), (v), (vi), (vii), (viii) or (ix).

Continental - means Continental Airlines, Inc., a Delaware corporation, and its successors and permitted assigns.

Continental Airport - means any airport at which Continental provides or arranges for the provision of ground handling services pursuant to the Continental Ground Handling Agreement.

Continental Ground Handling Agreement - means that certain IATA Standard Ground Handling Agreement (April 1993 version) between Continental and Contractor, together with Annex A thereto (Ground Handling Services, April 1993 version) and Annex B thereto substantially in the form of Exhibit C to the Master Facility and Ground Handling Agreement (or as otherwise agreed or amended) providing for the provision by or on






                                  Exhibit A-4
behalf of Continental to Contractor of ground handling services at the airports specified therein.

Continental Marks - is defined in Exhibit G.

Continental Pilot - means a pilot who was employed by Continental as a pilot on September 10, 2001.

Continental Premium Surcharge Amount - is defined in Paragraph B(7)(d)(III) of
Schedule 3.

Contract Fuel Rate - means the sum of the aircraft fuel capped rate of $0.6110 per gallon for 2002 and $0.6600 per gallon thereafter, the intoplane capped rate of $0.0571 per gallon, and tax capped rate of $0.0520 per gallon.

Contract Hotel Stay - means a 24 hour or less stay in a hotel room by a pilot or flight attendant that was contracted for by Contractor no less than 12 hours in advance of such stay in connection with a Scheduled Flight, in accordance with current practices as of the date hereof; provided that in no event shall a Contract Hotel Stay include an Extraordinary Hotel Stay or include a hotel stay as a result of pilot or flight attendant training.

Contractor - means, collectively, ExpressJet, XJT and Holdings.

Contractor Airport - means (i) any airport at which Contractor provides or arranges for the provision of ground handling services pursuant to the Contractor Ground Handling Agreement, and (ii) any other airport into or out of which Contractor operates any Scheduled Flight and which is not a Continental Airport.

Contractor Ground Handling Agreement - means that certain IATA Standard Ground Handling Agreement (April 1993 version) between Continental and Contractor, together with Annex A thereto (Ground Handling Services, April 1993 version) and Annex B thereto substantially in the form of Exhibit D to the Master Facility and Ground Handling Agreement (or as otherwise agreed or amended) providing for the provision by or on behalf of Continental to Contractor of ground handling services at the airports specified therein

Contractor Marks - is defined in Exhibit H.

Contractor Premium Surcharge Amount - is defined in Paragraph B(7)(e)(IV) of
Schedule 3.

Contractor Premium Surcharge Limit - is defined in Paragraph B(7)(e)(III) of
Schedule 3.

Contractor Premium Surcharge Overflow Amount - is defined in Paragraph B(7)(e)(V) of Schedule 3.





                                  Exhibit A-5

Contractor Services - is defined in the Master Facility and Ground Handling Agreement.

Controllable Cancellation - means a cancellation of a Scheduled Flight that is not an Uncontrollable Cancellation.

Cost Factor - means 0.10 (or, where such term is to be expresses as a percentage, 10%).

Cost Difference - is defined in Appendix 23 to Schedule 3.

Covered Aircraft - means all aircraft listed on Schedule 1 acquired or to be acquired under the Embraer Contract, as adjusted from time to time for additional aircraft pursuant to Section 2.05 and for early withdrawals pursuant to Section 2.02.

Covered Aircraft Sublease - means a sublease (or lease) substantially in the form of Exhibit B (or as otherwise agreed or amended) between Continental and Contractor pursuant to which Contractor subleases (or leases) a Covered Aircraft from Continental.

Delivered Covered Aircraft - means, as of any date of determination, the Covered Aircraft that have been delivered to Contractor, excluding all Turboprop Aircraft.

DOT - means the United States Department of Transportation.

Early Withdrawal Schedule - means the schedule, determined as provided in
Section 2.02 of this Agreement, for Covered Aircraft to become Uncovered
Aircraft.

Effective Date - means, with respect to any initial notice of reduction delivered by Continental pursuant to Section 2.02 hereunder, the date selected by Continental that is not more than 18 and not less than 12 months after the date of such notice.

Eighth Implied Rate - is set forth for each aircraft type and month on Appendix 22f.

Embraer - means Empresa Brasileira de Aeronautica S.A., a Brazilian corporation with its principal place of business in Sao Paulo, Brazil.

Embraer Contract - means, collectively, Purchase Agreement No. GPJ-003/96 between Embraer and XJT dated August 5, 1996, Letter of Agreement No. GPJ-004/96 between Embraer and XJT dated August 5, 1996, Letter of Agreement No. PCJ-004A/96 among Embraer, Continental and XJT dated August 31, 1996, Purchase Agreement No. DCT-054/98, between Embraer and XJT dated December 23, 1998, Letter of Agreement No. DCT-059/2000 between Embraer and XJT dated October 27, 2000, Letter of Agreement No. DCT-055/98 between Embraer and XJT dated December 23, 1998, Letter of Agreement No. DCT-058/2000 between Embraer and XJT dated October 27, 2000, and EMB-135 Financing Letter of Agreement among Continental, Embraer and XJT dated March 23, 2000, in each case including such amendments and supplements as incorporated by reference in Holding's registration statement on Form S-1 (Registration No. 333-64808) as Exhibits 10.12 - 10.19.

Embraer ERJ-145 Fleet - means all Covered Aircraft that are ERJ-145 aircraft.




                                  Exhibit A-6

Embraer ERJ-135 Fleet - means all Covered Aircraft that are ERJ-135 aircraft.

Embraer Fleets - means any of the Embraer ERJ-135 Fleet, the Embraer ERJ-145 Fleet or the Embraer XRJ-145 Fleet

Embraer Option Aircraft - means any of the 100 Embraer regional jet aircraft that Contractor has an option to purchase under the Embraer Contract as of the date hereof.

Embraer XRJ-145 Fleet - means all Covered Aircraft that are XRJ-145 aircraft.

Engine - means any jet aircraft engine that constitutes an "Engine," as such term is defined in a Covered Aircraft Sublease for a jet aircraft, under such Covered Aircraft Sublease.

Enplanement - means one passenger for such passenger's entire one-way flight itinerary, regardless of how many Scheduled Flights or flight segments comprise such itinerary.

Excess Insurance Costs - means, in respect of any insurance policy obtained by Contractor, the cost of such insurance coverage, if any, in excess of the amount such insurance coverage would have cost if Contractor and Continental had participated in a combined placement pursuant to Section 7.04.

Excess Inventory - means, at any time of determination, the spare engines and other rotable parts, repairable parts, expendable parts and other miscellaneous spare parts comprising components of the Covered Aircraft that are, in the reasonable judgment of Contractor and as a result of a reduction in the number of Covered Aircraft, in excess of the needs of Contractor for the provision of Regional Airline Services at such time of determination.

Excluded Costs - means, for any Performance Period, (i) labor costs (including all wages, salaries and other benefits to all Contractor officers and other employees, including contract employees) incurred in such period in excess of those for which Contractor is entitled to reimbursement pursuant to the Block Hour Rates then in effect and, with respect to certain benefits, the reconciliation provisions of Schedule 3, (ii) all costs allocable to Scheduled Flights cancelled during such period as a result of strikes and other labor actions, disputes or interruptions, and other costs incurred during such period outside of the ordinary course of business in connection with such events, (iii) costs resulting from allocable to Scheduled Flights cancelled during such period as a result of an event constituting Cause, and other costs incurred during such period outside of the ordinary course of business in connection with such event,
(iv) costs of litigation and threatened litigation (including investigations, attorney's fees, adverse judgments and settlements not covered by insurance) incurred during such period and (v) other expenses incurred during such period that do not comprise a portion of the Block Hour Rates reflected in Schedule 3 and are not reasonable and customary in the industry, or were not otherwise approved in advance by Continental (it being understood that the expenses reimbursed pursuant to reconciliation provisions of Schedule 3 constitute expenses that comprise a portion of the Block Hour Rates reflected in Schedule
3).





                                  Exhibit A-7

Excluded Revenue - means, for any Performance Period, all incentive compensation payable in respect of such period pursuant to Paragraph A(2)(a) and Paragraph A(2)(b) of Schedule 3, and all Incentive Amounts payable pursuant to Paragraph B(6)(c) and Paragraph B(6)(d) of Schedule 3 in respect of such period.

Existing Hub Airports - means George Bush Intercontinental Airport in Houston, Texas, Hopkins International Airport in Cleveland, Ohio and Newark International Airport in Newark, New Jersey.

ExpressJet - means ExpressJet Airlines, Inc., a Delaware corporation (formerly New ExpressJet Airlines, Inc.), and its successors and permitted assigns.

Extension Term - is defined in Section 9.02.

Extraordinary Hotel Stay - means a 24 hour or less stay in a hotel room by a pilot or flight attendant that was reserved by Contractor no more than 12 hours in advance of such stay as a result of an unexpected event in connection with a Scheduled Flight, in accordance with current practices as of the date hereof, such as a cancellation or delay of the Scheduled Flight as a result of weather or air traffic control; provided that in no event shall an Extraordinary Hotel Stay include a Contract Hotel Stay or include a hotel stay as a result of pilot or flight attendant training.

Fifth Implied Rate - is set forth for each aircraft type and month on Appendix 22c.

Fifth Incremental Cost Rate - is defined in Paragraph B(6)(c) of Schedule 3.

Final Monthly Schedule - means the final schedule of Scheduled Flights for the next calendar month delivered by Continental to Contractor pursuant to Section 2.01(b).

FINAME - means Agencia Especial de Financiamento Industrial, a Brazilian federal public company with its principal place of business in Rio de Janeiro, Brazil.

First Adjusted Block Hour Rate - is defined in Paragraph A(1) of Schedule 3.

First Benchmark Factor - is defined in Paragraph A(1) of Schedule 3.

First Cancellation Number - is defined in Paragraph B(6)(a) of Schedule 3.

First Cancellation Rate - means for any calendar month, the average percentage (expressed as a decimal fraction) of Contractor's Scheduled Flights (or, for all periods prior to the date hereof, scheduled flights) which constituted Uncontrollable Cancellations during such month in each of the last five full calendar years for which such calculations are available as of such date of calculation (but excluding from these calculations all data for September 2001 and for any month in which a Labor Strike shall have occurred).

First Forecast Rate-Component 1 - is set forth for each month on Appendix 8 to
Schedule 3.





                                  Exhibit A-8

First Forecast Rate-Component 2 - is set forth for each month on Appendix 8 to
Schedule 3.

First Implied Rate - is set forth for each aircraft type and month on Appendix 22a.

First Incremental Cost Rate - is set forth for each aircraft type and month on Appendix 11 to Schedule 3.

First Weighted Average Number - is defined in Paragraph A(1) of Schedule 3.

Flight Attendant Per Diem Hour - means each hour that a flight attendant accrues the right to receive a per diem payment as a result of a Scheduled Flight.

Flight Cancellation Reconciliation - is defined in Paragraph B(6) of Schedule 3.

Flight Hour Agreement - means that certain AE3007A Series Engine Fleet Hour Agreement, dated as of March 6, 2000, between Allison Engine Company, Inc., doing business as Rolls-Royce Allison, and XJT.

Flight Overfly Reconciliation - is defined in Paragraph B(5) of Schedule 3.

Forecasted Passengers - means, for any month, the forecasted Revenue Onboards derived from the Final Monthly Schedule for the previous month.

Fourth Block Hour Rate - is defined in Paragraph A(1) of Schedule 3.

Fourth Cancellation Number - is defined in Paragraph B(6)(d) of Schedule 3.

Fourth Implied Rate - is set forth for each aircraft type and month on Appendix 22b.

Fourth Incremental Cost Rate - is defined in Paragraph B(6)(c) of Schedule 3.

Fuel Price - means Contractor's cost of fuel, exclusive of costs associated with intoplane and fuel taxes.

Fuel Purchasing Agreement - means that certain Fuel Purchasing Agreement, dated as of January 1, 2001, between Continental and Contractor, in the form attached hereto as Exhibit F (or as otherwise agreed or amended).

Fuel-Related Component - means any of the three components of fuel-related expense: (i) fuel, (ii) intoplane and (iii) fuel tax.

Fuel-Related Component Expense - means the expense, on a component-by-component basis, of any of the Fuel-Related Components.

Fuel-Related Expense - means, collectively, fuel, intoplane and fuel tax expenses.

Funding Agreement - means the Funding Agreement, dated as of October 27, 2000, among Continental, XJT and FINAME, as amended and supplemented from time to time.




                                  Exhibit A-9

Headstart Flight - means a flight that is the first departure of the day for an aircraft; provided that such departure is before 10am local time and that the aircraft has been on the ground for at least four hours prior to departure.

Headstart On-time Benchmark - means, for any month on or prior to December 31, 2001, the percentage (expressed as a decimal fraction) of Contractor's Headstart Flights that were On-time Headstart Flights during the years 1997 through 2000, and for any month on or after January 1, 2002, the percentage (expressed as a decimal fraction) of Contractor's Headstart Flights that were On-time Headstart Flights in the last five full calendar years immediately preceding such month for which such calculations are available as of such date of determination (but excluding from these calculations all data for September 2001 and for any month in which a Labor Strike shall have occurred); provided that in no event shall the Headstart On-time Benchmark be lower than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

Holdings - means ExpressJet Holdings, Inc., a Delaware corporation, and its successors and permitted assigns.

Hub Airports - means (i) the Existing Hub Airports and (ii) any other airport at which Continental, together with its Subsidiaries and all other regional jets operating under Continental's code, operates an average of more than 50 flights/day during a relevant Performance Period.

Identification - means the Continental Marks, the aircraft livery set forth on Exhibit H, the Continental flight code and other trade names, trademarks, service marks, graphics, logos, employee uniform designs, distinctive color schemes and other identification selected by Continental in its sole discretion for the Regional Airline Services to be provided by Contractor, whether or not such identification is copyrightable or otherwise protected or protectable under federal law.

Immediate Withdrawal Election - is defined in Section 9.04(b)(i).


Incremental Passenger-Related Facilities - means Passenger-Related Terminal Facilities used by Contractor for the provision of Contractor Services, but only to the extent that such facilities are incremental to the facilities required by Continental at such airport, it being understood that facilities used by Continental for scheduled flights (including seasonally-scheduled flights and scheduled charter service) shall be deemed not to be incremental to Continental's requirements, notwithstanding the availability of alternative facilities for Continental's use.


Incentive Amount - means either (1) the portion of the reconciliation amount payable from Continental to Contractor pursuant to Paragraph B(6)(c) of Schedule 3 for a particular month and aircraft type equal to the product of (a) the difference between the Third Incremental Cost Rate and the First Incremental Cost Rate for such month and aircraft type, multiplied by (b) the Third Cancellation Number for such aircraft type, multiplied by (c) the actual number of block hours per flight for such aircraft type and





                                  Exhibit A-10
calendar month, or (2) the portion of the reconciliation amount payable from Contractor to Continental pursuant to Paragraph B(6)(d) of Schedule 3 for a particular month and aircraft type equal to the product of (a) the difference between the Third Incremental Cost Rate and the First Incremental Cost Rate for such month and aircraft type, multiplied by (b) the Fourth Cancellation Number for such aircraft type, multiplied by (c) the average number of block hours per Scheduled Flight for such aircraft type and calendar month.

Labor Strike - means a labor dispute, as such term is defined in 29 U.S.C.
Section 113(c) involving Contractor and some or all of its employees, which dispute results in a union-authorized strike occurring after the National Mediation Board has released the Contractor and such employees to self-help and the 30-day "cooling-off" period relating thereto shall have expired.

LIBOR - means, with respect to any Interest Period (as defined below), the rate of interest per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Telerate Page 3750, the applicable rate shall be the arithmetic mean of all such rates. If, for any reason, such rate is not available, the term "LIBOR" shall mean, with respect to any Interest Period, the rate of interest per annum appearing on such other service as may be nominated by the British Bankers' Association as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified, the applicable rate shall be the arithmetic mean of all such rates. For purposes of this definition, the term "Interest Period" means a period of one, two, three or six months' duration, as Continental may elect, commencing, in each case, on the date of the relevant borrowing (including continuations and conversions of borrowings); provided, however, (a) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business
Day), (b) no Interest Period shall extend beyond any applicable maturity date and (c) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

Major Carrier - means an air carrier (other than Continental and its successors and any Subsidiary thereof), the consolidated annual revenues of which for the most recently completed fiscal year for which audited financial statements are available are in excess of the Revenue Threshold as of the date of determination (or the U.S. dollar equivalent thereof).

Major Loss - means an aviation-related accident or incident that results in the combined policy insurance providers establishing a reserve in an amount greater than the aggregate combined base premium amount for the year in which such accident or incident occurs, net of contribution from or subrogation against any third parties.




                                  Exhibit A-11

Master Facility and Ground Handling Agreement - means that certain Master Facility and Ground Handling Agreement, dated as of January 1, 2001, between Continental and Contractor, in the form attached hereto as Exhibit C (or as otherwise agreed or amended).

New Contractor Pilot - means any Person actively employed by Contractor as a pilot whose employment began after January 1, 2002.

Original Capacity Purchase Agreement - means that certain Capacity Purchase Agreement, dated as of January 1, 2001, among Continental, Holdings and XJT.

On-time Headstart Flight - means a Headstart Flight that departed at or before the scheduled departure time.

Passenger-Related Terminal Facilities - is defined in the Master Facility and Ground Handling Agreement.

Performance Period - means a fiscal quarter.

Person - means an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization, or any other form of business or professional entity.

Pilot Block Hours - means the product of scheduled block hours as set forth on the Final Monthly Schedule, multiplied by two.

Pilot Flight Paid Hours - means the hours for which Contractor's pilots are paid in connection with providing Regional Airline Services, excluding hours associated with training.

Pilot New Hire Training Cycle - means the training required to be provided by Contractor to qualify a newly-hired pilot to commence flying (whether as a first officer or a captain) an aircraft on behalf of Contractor as recorded in such pilot's training records pursuant to the requirements of the FAA.

Pilot Per Diem Hour - means each hour that a pilot accrues the right to receive a per diem payment as a result of a Scheduled Flight, excluding any per diem payments that are accrued as a result of pilot training.

Pilot Recurrent Flight Training Cycle - means the cycle of in-flight training required to be provided by Contractor to an existing pilot to maintain such pilot's qualifications to fly the aircraft type such pilot flies immediately before such training as recorded in such pilot's records pursuant to the requirements of the FAA.





                                  Exhibit A-12

Pilot Recurrent Ground Training Cycle - means the cycle of on-the-ground training required to be provided by Contractor to an existing pilot to maintain such pilot's qualifications to fly the aircraft type such pilot flies immediately before such training as recorded in such pilot's records pursuant to the requirements of the FAA.

Pilot Transitional Training Cycle - means the training required to be provided by Contractor to qualify an existing pilot to fly another type of aircraft as recorded in such pilot's training records pursuant to the requirements of the FAA.

Pilot Upgrade Training Cycle - means the training required to be provided by Contractor to qualify a first officer as a captain in the aircraft type such pilot flies immediately before such training as recorded in such pilot's training records pursuant to the requirements of the FAA.

Prevailing Margin - means, for any Performance Period, the decimal fraction (in any event not less than zero) equal to Contractor's earnings before interest, taxes and extraordinary items derived from the Scheduled Flights (as determined by the separate books maintained by Contractor for the Regional Airline Services pursuant to Section 3.05(a)), divided by Contractor's aggregate revenues allocable to Scheduled Flights, in each case as reflected on the books and records of Contractor after giving effect to the provisions of Section 3.06(b), except for any reconciliation pursuant to Paragraph B(9)(d) of Schedule 3, and excluding Excluded Costs and Excluded Revenue.

Reasonable Operating Constraints - means the reasonable constraints on the operation of Scheduled Flights imposed by the aircraft type, maintenance requirements, crew training requirements, aircraft rotation requirements, and route authorities, slots and other applicable regulatory restrictions on flight schedules.

Reconciled Expenses - is defined in Paragraph B(9)(a) of Schedule 3.

Regional Airline Services - means the provisioning by Contractor to Continental of Scheduled Flights using the Covered Aircraft in accordance with this Agreement.

Replacement Aircraft - means an aircraft that is the same aircraft type, is substantially the same age (or newer), has substantially the same passenger configuration and is in substantially the same operating condition (or better) as the aircraft that is being so replaced.

Revenue Onboard - means one revenue-generating passenger on one flight segment, regardless of whether such flight segment is all or part of such passenger's entire one-way flight itinerary.

Revenue Threshold - means five hundred million dollars ($500,000,000), as such amount may be increased based on the amount by which, for any date of determination, the most recently published Consumer Price Index for all-urban consumers published by the Department of Labor (the "CPI") has increased to such date above the CPI for calendar year 2000. For purposes hereof, the CPI for calendar year 2000 is the monthly average of the CPI for the 12 months ending on December 31, 2000.

Scheduled ASMs - means, for any period of calculation, the available seat miles for all Scheduled Flights during such period of calculation.




                                  Exhibit A-13

Scheduled Flight - means a flight by a Covered Aircraft as determined by Continental pursuant to Section 2.01(b).

Second Block Hour Rate - is defined in Paragraph A(1) of Schedule 3.

Second Cancellation Number - is defined in Paragraph B(6)(b) of Schedule 3.

Second Cancellation Rate - means for any calendar month, the average percentage (expressed as a decimal fraction) of Contractor's Scheduled Flights (or, for all periods prior to the date hereof, scheduled flights) which constituted Controllable Cancellations during such month in each of the last five full calendar years for which such calculations are available as of such date of calculation (but excluding from these calculations all data for September 2001 and for any month in which a Labor Strike shall have occurred); provided that in no event shall the Second Cancellation Rate be above {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

Second Forecast Rate - is defined in Paragraph B(2) of Schedule 3.

Second Implied Rate - is set forth for each aircraft type and month on Appendix 22a.

Second Incremental Cost Rate - is set forth for each aircraft type and month on Appendix 12 to Schedule 3.

Second Weighted Average Number - is defined in Paragraph A(1) of Schedule 3.

Seventh Implied Rate - is set forth for each aircraft type and month on Appendix 22e.

Sixth Implied Rate - is set forth for each aircraft type and month on Appendix 22d.

Staffing Model - means the mathematical model used by Continental to predict the number of ground handling employee man-hours necessary to provide ground handling services for Scheduled Flights at Contractor Stations for a particular calendar month.

Staffing Model Agent Paid Hours - means, for any calendar month, the product of the base hours obtained from the Staffing Model for such month, multiplied by 1 plus the percentage amounts for sick time, overtime, holiday time, and vacation time set forth in Appendix 21 for such month.

Subsidiary - means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and
(b) any partnership, association, joint venture, limited liability company, joint stock company or any other form of business or professional





                                  Exhibit A-14
entity, in which such Person directly or indirectly through Subsidiaries has more than 50% equity interest at any time.

System Flight Disruption - means the failure by Contractor to complete at least 90% of the aggregate Scheduled ASMs in any three consecutive calendar months, or at least 75% of the aggregate Scheduled ASMs in any consecutive 45-day period, in each case excluding the effect of Uncontrollable Cancellations and flight cancellations caused solely by non-carrier specific airworthiness directives or other non-carrier specific regulatory order; provided, that if the average number of Block Hours flown per Covered Aircraft during such period is more than the Trailing Utilization Rate, then the calculation for purposes of this definition shall disregard that number of Scheduled ASMs for such period as is necessary to reduce the average number of Block Hours flown per Covered Aircraft during such period to such Trailing Utilization Rate; provided further, that a System Flight Disruption shall be deemed to continue until the next occurrence of a single calendar month in which Contractor completes at least 90% of the aggregate Scheduled ASMs; and provided further, that completions and cancellations of Scheduled Flights on any day during which a Labor Strike is continuing shall not be taken into account in the foregoing calculations.

Term - means the Base Term and any Extension Terms as set forth in Sections 9.01 and 9.02, as earlier terminated pursuant to Section 9.03, and any Wind-Down Period.

Termination Date - means the date of early termination of this Agreement, as provided in a notice delivered from one party to the others pursuant to Section 9.03, or, if no such early termination shall have occurred and the Term shall not have been further extended pursuant to Section 9.02, the date of the end of the Base Term or the then-occurring Extension Term, as the case may be.

Third Block Hour Rate - is defined in Paragraph A(1) of Schedule 3.

Third Cancellation Number - is defined in Paragraph B(6)(c) of Schedule 3.

Third Implied Expenses - are set forth for each aircraft type and month on Appendix 22a.

Third Incremental Cost Rate - is defined in Paragraph B(6)(c) of Schedule 3.

Trailing Utilization Rate - means, as of any date of determination, the average number of Block Hours flown per Covered Aircraft for the last completed Performance Period.

Turboprop Aircraft - means any of the aircraft identified as turboprop aircraft on Schedule 1.

Uncontrollable Cancellation - means a cancellation of a Scheduled Flight that is solely weather-related, air traffic control-related or described in Paragraph B(6)(f) of Schedule 3, in each case as coded on Contractor's operations reports in accordance with Continental's standard coding policies and consistent with Contractor's past practices.





                                  Exhibit A-15

Uncovered Aircraft - means aircraft owned, leased or operated by Contractor, other than Covered Aircraft.

Uncovered Aircraft Sublease - means a sublease (or lease) substantially in the form of Exhibit B (or as otherwise agreed or amended) between Continental and Contractor pursuant to which Contractor subleases (or leases) an Uncovered Aircraft from Continental for an increased lease rate (over the lease rate for a Covered Aircraft) equal to amount calculated pursuant to Schedule 2.

Undelivered Covered Aircraft - means, as of any date of determination, the Covered Aircraft that have not yet been delivered to Contractor.

Weighted Departure Number- is defined in Paragraph A(1) of Schedule 3.

Wind-Down Period - means the period after the Termination Date and until the time when the last Covered Aircraft has become an Uncovered Aircraft or has been returned to Continental (or its designee), as applicable.

Wind-Down Schedule - means the schedule, determined as provided in Article IX of this Agreement, for Covered Aircraft to become Uncovered Aircraft or be returned to Continental (or its designee), as applicable.

XJT - means XJT Holdings, Inc., a Delaware corporation (formerly ExpressJet Airlines, Inc.), and its successor and permitted assigns.




                                  Exhibit A-16

                                    EXHIBIT B
                            FORM OF AIRCRAFT SUBLEASE







                                   Exhibit B-1

--------------------------------------------------------------------------------

                                     FORM OF

                             [AMENDED AND RESTATED]

                      AIRCRAFT SUBLEASE AGREEMENT (XJT-___)

                          DATED AS OF ___________, 20__

                                     BETWEEN

                           CONTINENTAL AIRLINES, INC.

                                                SUBLESSOR,


                                       AND

                            EXPRESSJET AIRLINES, INC.

                                                SUBLESSEE


--------------------------------------------------------------------------------


The right, title and interest of Sublessor in and to, among other things, this Sublease Agreement has been assigned to and is subject to a security interest in favor of [___________], a [___________], as Security Trustee, under the Aircraft Security Agreement (XJT-___), dated as of [___________], for the benefit of the holders of the Notes referred to in such Aircraft Security Agreement, all to the extent provided in such Aircraft Security Agreement. This Sublease Agreement has been executed in multiple counterparts; to the extent, if any, that this Sublease Agreement constitutes chattel paper (as defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in Sublessor's right, title and interest in and to this Sublease Agreement may be perfected through the delivery or possession of any counterpart of this Sublease Agreement other than the counterpart of this Sublease Agreement that contains the original receipt executed by [___________], as Security Trustee.




                                  Exhibit B-2

                                     FORM OF
                             [AMENDED AND RESTATED]
                      AIRCRAFT SUBLEASE AGREEMENT (XJT-___)

         This Amended and Restated Aircraft Sublease Agreement (XJT-___) dated as of ______________, 200__ (the "Sublease") by and between CONTINENTAL AIRLINES, INC., a Delaware corporation, as sublessor ("Sublessor"), and EXPRESSJET AIRLINES, INC., a Delaware corporation, as sublessee ("Sublessee").

                                    RECITALS

         Sublessor leases the airframe, engines and related equipment described in Exhibit A hereto pursuant to a lease agreement that is also described in Exhibit A.

         [Include if subleased prior to 1/1/01: Sublessor and Sublessee entered into a sublease agreement of such airframe, engines and equipment described on Exhibit A (the "Original Sublease"). The parties desire to amend and restate the original sublease agreement as set forth herein.]

         NOW THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

         1. Definitions. As used in this Sublease, the following terms shall have the following definitions, and each such definition shall be equally applicable to the singular and plural forms of such term:

                  "Aircraft" means the Airframe and the Engines.

                  "Airframe" means the airframe described on Exhibit A hereto.

                  "Basic Rent" means the rental amount payable at the times and in the amounts set forth in Schedule 1 hereto under the caption "Basic Rent" subject to adjustment as provided in the proviso to the first sentence of Section 3.

                  "Capacity Purchase Agreement" means that certain Capacity Purchase Agreement dated as of January 1, 2001, as amended, modified and supplemented from time, among Sublessor and Sublessee and certain affiliates of Sublessee, and any agreement between Sublessor and Sublessee that by its terms replaces such capacity purchase agreement.

                  "Covered Aircraft" has the meaning specified in the Capacity Purchase Agreement.

                  "Delivery Date" means [include if subleased prior to 1/1/01: the date of the Original Sublease] [include if subleased on or after 1/1/01: _____________].





                                  Exhibit B-3

                  "Engine" means any of the engines described on Exhibit A hereto or any engine substituted for any such engine by Sublessee hereunder but pursuant to the terms of the Head Lease as if Sublessee were "lessee" thereunder.

                  "Head Lease" means the lease agreement described on Exhibit A hereto as the same may be amended or modified from time to time.

                  "Head Lessor" means at any time, the entity then serving as the "Lessor" under the Head Lease.

                  "Operative Agreements" means all agreements or documents defined as "Operative Agreements" or "Operative Documents" in or as provided by the Head Lease, and all letter agreements pertaining thereto, and all other similar agreements or documents entered into in connection with and specifically relating to the Head Lease.

                  [Include if subleased prior to 1/1/01: "Original Sublease" has the meaning specified in the recitals to this Sublease.]

                  [Include if aircraft is BNDES-financed and subleased while Sublessee remains a Specified Affiliate of Sublessor: "Revised Basic Rent" the monthly rental amount payable at the times and in the amounts set forth in Schedule 1 hereto opposite the caption "Revised Basic Rent", subject to adjustment as provided in the proviso to the second sentence of Section 3.]

                  "Sublease" means this Sublease Agreement as the same may be amended or modified from time to time.

                  "Sublessee" means ExpressJet Airlines, Inc., a Delaware corporation, and its successors and assigns.

                  "Sublessor" means Continental Airlines, Inc., a Delaware corporation, and its successors and assigns.

                  "Supplemental Rent" means an amount equal to (i) all amounts payable under the Head Lease as "Supplemental Rent" thereunder, (ii) without duplication, all other amounts payable by the Sublessor under any other Operative Agreement and (iii) without duplication, all amounts payable by the Sublessee under this Sublease other than Basic Rent [Include if aircraft is BNDES-financed and subleased while Sublessee remains a Specified Affiliate of Sublessor: and Supplemental Rent].

                  "Uncovered Aircraft" means aircraft owned, leased or operated by Sublessee, other than Covered Aircraft.

All other capitalized terms used herein and not otherwise defined shall have the meaning provided therefor in the Head Lease.

         2. Sublease. On the terms and subject to the conditions of this Sublease, the Sublessor agrees to sublease the Aircraft to the Sublessee, and the Sublessee agrees to sublease the Aircraft from the Sublessor, for a term beginning on the Delivery Date and ending on the date on which the term of the Head Lease terminates in accordance with its terms, whether as a






                                  Exhibit B-4
 result of the expiration of the term thereof, or as a result of earlier termination following the occurrence of a Lease Event of Default thereunder or otherwise, unless this Sublease is terminated earlier pursuant to the Capacity Purchase Agreement. If the Sublessor has the right, by exercise of a renewal or similar option, to extend the term of the Head Lease, Sublessor shall, at the request of the Sublessee, exercise any such right so as to extend the term of this Sublease; provided that Sublessee may not request such an extension and Sublessor shall have no obligation to exercise any such renewal or similar option to extend the term of the Head Lease if, on or prior to the date on which Sublessor would otherwise exercise such renewal or similar option, (A) an Event of Default under Section 7 of this Sublease shall have occurred and be continuing, (B) the Aircraft has become, or Sublessor has notified Sublessee that the Aircraft is scheduled to become, an Uncovered Aircraft pursuant to the terms of the Capacity Purchase Agreement, (C) Sublessor has notified Sublessee that this Sublease will be terminated pursuant to the terms of the Capacity Purchase Agreement, or (D) Sublessor and Sublessee shall not have agreed on the amount of Basic Rent [Include if aircraft is BNDES-financed and subleased while Sublessee remains a Specified Affiliate of Sublessor: or Revised Basic Rent, as the case may be] applicable during such extension of the term. Notwithstanding the foregoing, if the Sublessor is not entitled to possession of the Aircraft under the Head Lease for any reason, the right of the Sublessee to possession of the Aircraft under this Sublease shall likewise terminate and the Sublessee shall immediately redeliver possession of the Aircraft to the Sublessor, or if required under the Head Lease, to the Head Lessor. This Sublease shall be for all purposes a sublease of the Aircraft, and not an assignment of the Head Lease to the Sublessee.

         3. Rent. The Sublessee shall pay as rent under this Sublease Basic Rent to Sublessor, which shall be paid at the times provided on Schedule 1, [Include if aircraft is BNDES-financed and subleased while Sublessee remains a Specified Affiliate of Sublessor: for so long as Sublessee shall be a Specified Affiliate,] and Supplemental Rent to the person entitled thereto immediately upon demand thereof, to the end that the Sublessee will pay directly to the party entitled thereto any and all Supplemental Rent amounts payable by the Sublessor; provided, that if the Aircraft shall become an Uncovered Aircraft under the terms of the Capacity Purchase Agreement, then from and after the date on which the Aircraft becomes an Uncovered Aircraft, the amount of Basic Rent payable under this Sublease shall be recalculated by increasing the relevant interest rate used in the original calculations of Basic Rent on the Delivery Date by the number of basis points set forth in Schedule 2 hereto opposite the caption "Uncovered Aircraft Basic Rent Adjustment". [Include if aircraft is BNDES-financed and subleased while Sublessee remains a Specified Affiliate of
Sublessor: If Sublessee shall cease to be a Specified Affiliate, then Sublessee shall pay as rent under this Sublease Revised Basic Rent, which shall be paid at the times provided on Schedule 1; provided, that if the Aircraft shall become an Uncovered Aircraft under the terms of the Capacity Purchase Agreement, then from and after the date on which the Aircraft becomes an Uncovered Aircraft, the amount of Revised Basic Rent payable under this Sublease shall be recalculated by increasing the relevant interest rate used in the original calculations of Revised Basic Rent by the number of basis points set forth in Schedule 2 hereto opposite the caption "Uncovered Aircraft Basic Rent Adjustment".]

         4. Terms of the Sublease. Except as expressly provided in this Sublease, the obligations of the Sublessee under this Sublease to the Sublessor or in respect of the Aircraft shall be identical in all respects to the obligations of the Sublessor as "Lessee" under the Head Lease to the Head Lessor or in respect of the Aircraft. In furtherance thereof, except as set forth in
Section 5(c) below:

                  (a) The Sublessee shall take or cause to be taken any and all actions required of the "Lessee" under the Head Lease as if the Sublessee was Lessee thereunder, and

                  (b) The Sublessee will refrain from taking, and shall cause any other person to refrain from taking, any action which the "Lessee" under the Head Lease is prohibited from taking or is required to prohibit any party from taking, in each case as if the Sublessee was "Lessee" thereunder.




                                  Exhibit B-5

The terms of the Head Lease are incorporated herein by reference in their entirety with the same effect as if such terms were set out herein and, unless the context in the Head Lease otherwise requires, as if the Sublessor were "Lessor" and the Sublessee were "Lessee" thereunder, and Sublessee agrees to be bound by the same as though the same were set forth herein in full. Without intending to limit the scope of the foregoing provisions of this Section 4, the Sublessee agrees (i) to maintain the aircraft (including the Airframe and Engines) and cause the Aircraft to be registered as required by the Head Lease,
(ii) to operate and possess the Aircraft only as permitted by the Head Lease,
(iii) to provide inspection rights and the insurance required by the Head Lease, which policies of insurance shall name, in addition to any parties required by the Head Lease, Sublessor as an additional named insured and as an additional recipient of all notices to be received by the Head Lessor with respect to any such policies of insurance, (iv) to keep the Aircraft free of any and all Liens as required by the Head Lease, (v) to return the Aircraft in the condition required by the Head Lease, including any provisions relating to time or cycles remaining on any time or cycle controlled parts, at the termination of this Sublease, except as set forth in Section 5(c) below, and (vi) not to permit a Lease Default or Lease Event of Default to occur under the Head Lease, and the Sublessor shall have all of the rights of the "Lessor" under the Head Lease with respect to enforcement of such rights. Notwithstanding any other provision hereof, this Sublease and Sublessee's rights hereunder shall be subject and subordinate to all the terms of the Head Lease, including, without limitation, the Lessor's (or, acting as Lessor's assignee under the Security Agreement, Security Trustee's) right to repossession under Section 15 of the Head Lease and the Lessor's (or, acting as Lessor's assignee under the Security Agreement, the Security Trustee's) rights to avoid this Sublease for any reason upon the occurrence and during the continuance of a Lease Event of Default under the Head Lease. Sublessee shall not be permitted to take any action hereunder not permitted to be taken by Sublessor under the Head Lease. Sublessee agrees to execute such further documents confirming such subordination of this Sublease as may be reasonably requested by Sublessor. In addition, the Sublessee agrees to perform all other obligations of the Sublessor under the Operative Agreements, except for those obligations of the Sublessor thereunder that are not capable of being performed or satisfied by the Sublessee, including without limitation those obligations that pertain to the maintenance of the Sublessor's status as a corporation and as a certificated United States air carrier, the Sublessor's qualification as a foreign corporation in good standing, financial reporting obligations that depend for their fulfillment the provision of information pertaining to the Sublessor and similar obligations. Sublessee acknowledges receipt of an executed copy of the Head Lease and the Operative Agreements (as in effect on the date of this Sublease).

         5. Delivery Acceptance and Return.

                  (a) Sublessor hereby delivers and Sublessee hereby accepts delivery of the Aircraft and the Aircraft is hereby subject to the terms and conditions of this Sublease.

                  (b) At the termination of this Sublease, the Aircraft shall be delivered in the condition required by the Head Lease, except as set forth below in clause (c) to this Section 5, at a location designated by Sublessor.

                  (c) Notwithstanding the provisions of clause (v) of the fourth sentence of the last paragraph of Section 4 and the preceding clause
         (b) of this Section 5, if this






                                  Exhibit B-6

         Sublease is terminated prior to its then current scheduled expiration date pursuant to the Capacity Purchase Agreement for any reason other than the exercise of remedies by Sublessor under Section 8 of this Sublease, the return conditions applicable to the Aircraft upon return shall be as provided in Annex A to this Sublease. For the avoidance of doubt, if (I) this Sublease is not terminated prior to its then current scheduled expiration date pursuant to the Capacity Purchase Agreement, or (II) this Sublease is terminated pursuant to the exercise of remedies by Sublessor under Section 8 of this Sublease, or (III) Sublessee retains the Aircraft as an Uncovered Aircraft in accordance with the terms of the Capacity Purchase Agreement, then in any such case, at the time when the Aircraft is required hereunder to be returned, Sublessee shall be required to meet the return conditions applicable to the Aircraft under clause (v) of the fourth sentence of the last paragraph of Section 4, including those conditions and financial adjustments relating to time or cycles remaining between maintenance events or to any time- or cycle-controlled part.


         6. NO REPRESENTATIONS OR WARRANTIES AS TO CONDITION BY SUBLESSOR. SUBLESSEE ACKNOWLEDGES THAT THE AIRCRAFT HAS BEEN SELECTED FOR USE BY IT, THAT IT HAS HAD AMPLE OPPORTUNITY TO INSPECT, AND IN FACT HAS INSPECTED, THE AIRCRAFT AND THAT IT TAKES THE AIRCRAFT "AS IS". SUBLESSEE FURTHER ACKNOWLEDGES THAT SUBLESSOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, AS TO THE AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION OR FITNESS FOR ANY USE OR PURPOSE OF THE AIRCRAFT.

         7. Defaults. The following events shall constitute Events of Default hereunder:

                  (a) The Sublessee shall fail to make any payment of Basic Rent, Renewal Rent, Stipulated Loss Value or Termination Value within three (3) Business Days after the same shall have become due; or the Sublessee shall fail to pay any Supplemental Rent (other than Stipulated Loss Value or Termination Value) when due and such failure shall continue for a period in excess of five (5) Business Days from and after the date of any written notice to Sublessee from Sublessor.

                  (b) The Sublessee shall fail to perform or observe any covenant or agreement of the "Lessee" under the Head Lease as if the Sublessee were "Lessee" and the Sublessor were "Lessor" thereunder (all of which covenants and agreements are incorporated herein by reference pursuant to Section 4 hereof) and any applicable grace period contained in the Head Lease shall have expired.

                  (c) Any other "Lease Event of Default" shall occur under the Head Lease as if the Sublessee were "Lessee" and the Sublessor were "Lessor" thereunder.

                  (d) The Sublessee shall fail to perform or observe any covenant or agreement of Sublessee under this Sublease or any representation or warranty of the Sublessee contained in this Sublease shall be false or misleading in any material respect and shall remain uncured for a period in excess of 15 days from and after the date of written notice thereof from Sublessor to Sublessee.




                                  Exhibit B-7

         8. Remedies. Upon the occurrence of an Event of Default under this Sublease, Sublessor shall have the rights and remedies with respect to the Sublessee and this Sublease enjoyed by the Head Lessor under the Head Lease as if the Sublessor were "Lessor" and the Sublessee were "Lessee" thereunder, and the remedies provisions of the Head Lease are incorporated herein by reference and made a part hereof.

         9. Entire Agreement, Waivers and Amendments. This Sublease constitutes the entire understanding of the parties hereto with respect to the subject matter hereof, superseding all prior discussions and agreements, written or oral; provided that, except for the obligations of the Sublessee pursuant to
Section 4 above (which are not subordinate in any respect), the rights of the Sublessee under this Sublease are subject in all respects to the provisions of the Capacity Purchase Agreement. This Sublease may not be amended, nor may any of its provisions be waived, except by writing signed by both parties. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver hereof, nor shall any waiver operate as a continuing waiver of any right, power or privilege.

         10. Notices. All notices given hereunder shall be in writing delivered by hand, certified mail, or telecopy to the parties hereto at the following addresses:

If to Sublessor:

                   Continental Airlines, Inc.                                    Telephone No.: 713-324-2544
                   1600 Smith Street, Dept. HQSFN                                Telecopier No.: 713-324-2447
                   Houston, Texas 77002
                   Attention:  Senior Vice President-Finance & Treasurer

If to Sublessee:

                   ExpressJet Airlines, Inc.                                     Telephone No.: 713-324-3958
                   1600 Smith Street, Dept. HQSCE                                Telecopier No.: 713-324-4420
                   Houston, Texas 77002
                   Attention:  Chief Financial Officer

         11. Successors and Assigns. Neither party may assign its rights or delegate its duties under this Sublease without the prior written consent of the other party, or in a manner inconsistent with the Head Lease.

         12. Severability. Any provision of this Sublease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provision hereof, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. Headings. The headings in this Sublease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.




                                  Exhibit B-8

         14. Counterparts. This Sublease may be executed in counterparts, all of which taken together shall constitute one agreement.

         15. Governing Law. This Sublease shall be governed by and construed in accordance with the laws of the State of New York.



                       [Remainder of this page is blank.]




                                  Exhibit B-9

         IN WITNESS WHEREOF, the parties hereto have cause this Sublease to be executed as of the date first above written.

CONTINENTAL AIRLINES, INC.                EXPRESSJET AIRLINES, INC.


By:                                       By:
   ----------------------------------        ----------------------------------
     Vice President                            Vice President





                                  Exhibit B-10

         IN WITNESS WHEREOF, the parties hereto have cause this Sublease to be executed as of the date first above written.

CONTINENTAL AIRLINES, INC.                EXPRESSJET AIRLINES, INC.


By:                                       By:
   ----------------------------------        ----------------------------------
     Vice President                            Vice President





         Receipt of this original counterpart of the foregoing Sublease is hereby acknowledged on this ____ day of _________, 20__.

                                                     -------------------------
                                                        as Security Trustee


                                          By
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------



                                  Exhibit B-11

                                    EXHIBIT A

                                      LEASE

Lease Agreement (XJT-___), dated as of _______, 20__, between ___________________, not in its individual capacity except as expressly provided but solely as Owner Trustee, as lessor, and Continental Airlines, Inc., as lessee, as supplemented by Supplement No. 1 thereto, dated as of _______, 20___, [and amended by Amendment No. ___ thereto among ___________________, not in its individual capacity but solely as Owner Trustee, as lessor, Continental Airlines, Inc., as lessee, and ExpressJet Airlines, Inc., as sublessee, dated as of _______, 20__,] which were recorded as a single instrument with the FAA on _______, 20__, as conveyance no. ______.

                                    SUBLEASE

Sublease Agreement (XJT-___), dated as of _______, 20__ between Continental Airlines, Inc., as sublessor, and ExpressJet Airlines, Inc., as sublessee, which was recorded with the FAA on _______, 20__, as conveyance no._____

                                    AIRCRAFT


Airframe                           Embraer Model EMB-_____
                                   U.S. Registration No.:  ______
                                   Manufacturer's Serial No.:  _____

Engines:                           Two Allison Model AE3007A Engines
                                   bearing Engine Manufacturer's Serial
                                   Nos: ______ and ______

Each of the above engines has take-off horsepower of 750 or more of the equivalent of such horsepower.




                                  Exhibit B-12

                                                                         Annex A
                                        To Aircraft Sublease Agreement (XJT-___)

                          Alternative Return Conditions



If this Sublease is terminated prior to its then current scheduled expiration date pursuant to the Capacity Purchase Agreement for any reason other than the exercise of remedies by Sublessor under Section 8 of this Sublease, then unless Sublessee retains the Aircraft as an Uncovered Aircraft in accordance with the terms of the Capacity Purchase Agreement, at the return of the Aircraft by Sublessee to Sublessor (or its designee), Sublessee shall not be required to meet the return conditions applicable to the Aircraft relating to time or cycles remaining between maintenance events or to any time- or cycle-controlled part under clause (v) of the fourth sentence of Section 4 of this Sublease; provided that Sublessee shall remain obligated to comply with all other provisions of this Sublease applicable at the time, including without limitation provisions generally applicable to the maintenance, airworthiness, repair and general operating condition and cleanliness of the Aircraft; and provided further, that the general condition of the Aircraft shall not have materially changed relative to the condition of Sublessee's fleet of the same aircraft type since the Sublessor delivered the notice of withdrawal or termination (as the case may be) to Sublessee pursuant to the Capacity Purchase Agreement, and the Aircraft shall not have been discriminated against or operated, maintained or otherwise treated differently (including with respect to the removal of any part for convenience or without cause) than other Covered Aircraft.






                                  Exhibit B-13

                                                                      Schedule 1
                                        To Aircraft Sublease Agreement (XJT-___)


Basic Rent:       Basic Rent shall be payable during the Term in [arrears]
                  [advance] in the amounts and on the dates set forth below;
                  provided that if such day for a particular payment of Basic
                  Rent is not a "Business Day" (as defined below), then payment of Basic Rent shall be due on the next Business Day. "Business
                  Day" for purposes of this provision means any day other than a Saturday, Sunday or any other day on which commercial banks are authorized or required by law to close in New York, New
                  York or Houston, Texas.


              [For non-BNDES-financed aircraft, insert amount of
               monthly Basic Rent payments, and monthly due date]


              [For BNDES-financed aircraft, insert the following:
   Basic Rent in the amounts and on the dates required under the Head Lease]


              [Insert the following for BNDES-financed aircraft:


Revised Basic Rent:       Revised Basic Rent shall be payable during the Term in
                          [arrears] [advance] in the amounts and on the dates set forth below; provided that if such day for a particular payment of Revised Basic Rent is not a "Business Day" (as defined below), then payment of Basic Rent shall be due on the next Business Day.
                          "Business Day" for purposes of this provision means any day other than a Saturday, Sunday or any other day on which commercial banks are authorized or required by law to close in New York, New York or Houston, Texas.


  [Insert amount of monthly Revised Basic Rent payments, and monthly due date]













                                                                      Schedule 2
                                        To Aircraft Sublease Agreement (XJT-___)

Uncovered Aircraft
Basic Rent Adjustment

                                    EXHIBIT C
                  MASTER FACILITY AND GROUND HANDLING AGREEMENT











                                   Exhibit C-1

                  MASTER FACILITY AND GROUND HANDLING AGREEMENT


         This Master Facility and Ground Handling Agreement (this "Agreement"), dated as of January 1, 2001, is among Continental Airlines, Inc., a Delaware corporation ("Continental"), ExpressJet Holdings, Inc., a Delaware corporation ("Holdings"), and ExpressJet Airlines, Inc., a Delaware corporation ("ExpressJet" and, collectively with Holdings, "Contractor").

         WHEREAS, Continental and Contractor are entering into a Capacity Purchase Agreement contemporaneously with the execution of this Agreement (the "Capacity Purchase Agreement");

         WHEREAS, Continental and Contractor desire to establish the terms by which both Continental and Contractor will use and share airport facilities in furtherance of the Capacity Purchase Agreement, to include, without limitation, the mutual or coordinated use of airport facilities at any airport in or out of which Continental operates any flight or Contractor operates any Scheduled Flight; and

         WHEREAS, Continental and Contractor desire to establish the terms by which each of them will provide certain ground handling services for the other at certain airports in furtherance of the Capacity Purchase Agreement;

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, Continental and Contractor agree as follows:

         Section 1. Defined Terms. Capitalized terms used in this Agreement (including, unless otherwise defined therein, in the Exhibits, Schedules and Annexes to this Agreement) and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Capacity Purchase Agreement. The following terms shall have the meanings set forth below:

         "Airport Facilities" shall mean all Terminal Facilities and Non-Terminal Facilities.

         "Airport Authority" shall mean any municipal, county, state or federal governmental authority, or any private authority, owning or operating any Applicable Airport with authority to lease, convey or otherwise grant rights to use any Airport Facilities.

         "Applicable Airport" shall mean any Continental Airport or Contractor Airport.

         "CLE Primary Hangar" shall mean the aircraft maintenance hangar located at 19200 Primary Road, Cleveland, Ohio, 44135.

         "Continental Airport" shall mean any airport at which Continental provides or arranges for the provision of ground handling services pursuant to the Continental Ground Handling Agreement.

         "Continental Ground Handling Agreement" shall mean that certain IATA Standard Ground Handling Agreement (April 1993 version) between Continental and Contractor, together with Annex A thereto (Ground Handling Services, April 1993 version), and Annex B thereto substantially in the form of Exhibit C hereto (or as otherwise agreed) providing for the provision by or on behalf of Continental to Contractor of ground handling services at the airports specified therein.

         "Contractor Airport" shall mean any airport at which Contractor provides or arranges for the provision of ground handling services pursuant to the Contractor Ground Handling Agreement, and any other airport into or out of which Contractor operates any Scheduled Flight and which is not a Continental Airport.

         "Contractor Facilities" shall mean the Contractor Terminal Facilities and the Contractor Non-Terminal Facilities.

         "Contractor Ground Handling Agreement" shall mean that certain IATA Standard Ground Handling Agreement (April 1993 version) between Contractor and Continental, together with Annex A thereto (Ground Handling Services, April 1993 version), and Annex B thereto substantially in the form of Exhibit D hereto (or as otherwise agreed) providing for the provision by or on behalf of Contractor to Continental and, at Continental's request from time to time, its codeshare partners, of ground handling services at the airports specified therein.

         "Contractor Non-Terminal Facility" shall mean any Non-Terminal Facility to the extent owned, leased, subleased or otherwise retained or used by Contractor as of the date hereof, and any Non-Terminal Facility to the extent owned, leased, subleased or otherwise retained or used by Contractor pursuant to
Section 2 after the date hereof for the provision of Contractor Services.

         "Contractor Services" shall mean Regional Airline Services as contemplated by the Capacity Purchase Agreement and the ground handling services contemplated by the Contractor Ground Handling Agreement.

         "Contractor Terminal Facility" shall mean any Terminal Facility to the extent owned, leased, subleased or otherwise retained or used by Contractor as of the date hereof, and any Terminal Facility to the extent owned, leased, subleased or otherwise retained or used by Contractor pursuant to Section 2 after the date hereof for the provision of Contractor Services.

         "IAH Express Training Center" shall mean the training center located at 17445 JFK Boulevard, Houston, Texas, 77032.


         "Incremental Facilities" shall mean all Airport Facilities used by Contractor for the provision of Contractor Services, but only to the extent that such facilities are incremental to the facilities required by Continental, it being understood that facilities used by Continental for scheduled flights (including seasonally-scheduled flights and scheduled charter service) shall be deemed not to be incremental to Continental's requirements, notwithstanding the availability of alternative facilities for Continental's use.

         "Non-Terminal Facilities" shall mean all maintenance, training, office and other facilities and spaces leased, subleased or otherwise retained or used by a party at an Applicable Airport or adjacent thereto that are not Terminal Facilities.

         "Passenger-Related Terminal Facilities" shall mean all passenger-related terminal facilities and spaces leased, subleased or otherwise retained or used by a party at an Applicable Airport, including without limitation all passenger lounges, passenger holding areas, aircraft parking positions (which may or may not be adjacent to a passenger holding area) and associated ramp spaces, gates (including loading bridges and associated ground equipment parking areas), ticketing counters and curbside check-in facilities.

         "Terminal Facilities" shall mean (i) all Passenger-Related Terminal Facilities and (ii) all other terminal facilities and spaces leased, subleased or otherwise retained or used by a party at an Applicable Airport, including without limitation all baggage makeup areas, inbound baggage areas, crew rooms, in-terminal office spaces, associated employee parking areas and other terminal facilities.

         "Transfer" shall mean any lease, sublease, assignment, disposition or other transfer.

         Section 2. Lease, Use and Modification of Airport Facilities.

                  (a) Continental and Contractor agree that the use by Contractor of all Airport Facilities at all Applicable Airports for the provision of Contractor Services shall be at the direction of Continental. In furtherance of this Section 2(a), from time to time at the request and direction of Continental and subject to Section 2(b) and Section 2(c), and subject to the provisions of Sections 6(c) and 6(f) relating to Transfers in connection with certain terminations, Contractor shall:

                           (i) use its commercially reasonable efforts to enter
                  into a lease, sublease or other appropriate agreement with any Airport Authority at any Applicable Airport for the lease, sublease or use of any Airport Facilities used or to be used in connection with the provision of Contractor Services;

                           (ii) use its commercially reasonable efforts to
                  amend, modify or terminate any agreement with any Airport Authority at any Applicable Airport for the lease, sublease or use of any Contractor Facilities;

                           (iii) use its commercially reasonable efforts to
                  obtain the consent of any relevant Airport Authority at any Applicable Airport for the Transfer to Continental or its designee of any lease, sublease or other agreement in respect of any Contractor Facilities, or for the right of Continental or its designee to use any Contractor Facilities;

                           (iv) enter into a sublease substantially in the form
                  of Exhibit A hereto (or as otherwise agreed) for the sublease to Continental or its designee of Contractor's interest in any Contractor Facility;

                           (v) enter into an assignment substantially in the
                  form of Exhibit B hereto (or as otherwise agreed) for the assignment to Continental or its designee of Contractor's interest in any Contractor Facility;

                           (vi) enter into a sublease substantially in the form
                  of Exhibit A hereto (or as otherwise agreed) for the sublease to Contractor of Continental's interest in any Airport Facility at any Applicable Airport used or to be used in connection with the provision of Contractor Services;

                           (vii) enter into an assignment substantially in the
                  form of Exhibit B hereto (or as otherwise agreed) for the assignment to Contractor of Continental's interest in any Airport Facility at any Applicable Airport used or to be used in connection with the provision of Contractor Services; and

                           (viii) take any other action reasonably requested by
                  Continental in furtherance of this Section 2(a).

                  (b) The assignments and subleases to be entered into pursuant to Section 2(a) shall be subject to the rights of the Applicable Airports in such Airport Facilities and to the receipt of all necessary consents from Airport Authorities and other third parties to such sublease or assignment.

                  (c) Notwithstanding any other provision of this Section 2, but without limiting any other provision hereof, including without limitation Section 7 hereof, Contractor shall not be required to sublease or assign to Continental or its designee any interest of Contractor in any Contractor Non-Terminal Facility; provided that the provisions of this Section 2(c) shall not apply at any time from and after any Termination Date occurring pursuant to Continental's termination of the Capacity Purchase Agreement pursuant to Section 9.03(b) or 9.03(c) thereof.

                  (d) Each of Contractor and Continental shall pay for all landing fees for its flights at all Applicable Airports, and to the extent that the other party is obligated to make such payments under any applicable lease or other agreement, the first party hereby indemnifies and agrees to hold harmless the other party for all such amounts.

                  (e) Contractor shall perform in a timely manner all obligations under all leases, subleases and other agreements to which Contractor is or becomes a party for the use of Contractor Facilities, including without limitation making in a timely manner all payments of rent and other amounts due under such agreement, and shall use commercially reasonable efforts to keep such agreements in effect (or to promptly renew or extend such agreements on substantially similar terms as directed by Continental); provided that Continental shall indemnify Contractor for any amounts owed to any Airport Authority or other third party under any such agreement as a direct result of any breach by Continental of such agreement.

                  (f) Contractor shall obtain the written consent of Continental prior to entering into any lease or other agreement for the use or modification of, or otherwise relating to, any Contractor Terminal Facilities (or other airport facilities which would become Contractor Terminal Facilities), or amending or modifying in any manner any such agreement, or consenting to any of the same. Subject to the provisions of Section 5(e), Contractor may enter into an agreement for the use or modification of, or otherwise relating to, any Contractor Non-Terminal Facility that is not leased or subleased from Continental without the consent of Continental; provided that such agreement permits (or does not prohibit) Continental's right of first refusal (or the exercise thereof) pursuant to Section 7. Contractor may not enter into an agreement for the use or modification of, or otherwise relating to, any Contractor Non-Terminal Facility that is leased or subleased from Continental without the consent of Continental, which consent shall not be unreasonably withheld; provided that it shall be reasonable for Continental to withhold any such consent until any required Airport Authority's consent is obtained or if such agreement would prohibit Continental's right of first refusal pursuant to Section 7.


                  (g) If Contractor shall make any payment pursuant to Section 2(e), which payment is in whole or in part in respect of facilities other than Incremental Facilities, then Continental shall promptly reimburse Contractor for the portion of such payment in respect of facilities other than Incremental Facilities; provided that there shall be no duplication of payment if, for example, Continental is a sublessee of Contractor with respect to some or all of these facilities; provided, further, that any payment made by Contractor to an Airport Authority in respect of shared or common facilities for which charges are made based on the number of passengers on Scheduled Flights shall be deemed to be a payment in respect of Incremental Facilities (notwithstanding any use of such facilities by Continental). If Continental shall make any payment pursuant to any lease, sublease or other agreement for the use of Airport Facilities, which payment is in whole or in part in respect of Incremental Facilities, then Contractor shall promptly reimburse Continental for the portion of such payment in respect of Incremental Facilities; provided that there shall be no duplication of payment if, for example, Contractor is a sublessee of Continental with respect to some or all of these facilities.


                  (h) Contractor shall give Continental at least 30 days' prior written notice before ceasing to use any Airport Facilities for the provision of Contractor Services, provided that no such notice shall be required with respect to Terminal Facilities at locations where such use is ceasing because Continental has informed Contractor that no Scheduled Flights will be scheduled in or out of such location.

         Section 3. Exclusivity. Each Contractor Terminal Facility constituting a Passenger-Related Terminal Facility used for the provision of Regional Airline Services shall be used by Contractor exclusively for the provision of Contractor Services, and may not be used by Contractor in connection with any other flights, including any flights using an Uncovered Aircraft, or for any other purpose; provided that the foregoing limitation shall not apply to:

         (i) baggage claim and other similar facilities that are leased or otherwise made available to all air carriers at such airport on a common-use or joint-use basis; or

         (ii) to any facilities that are properly required by an Airport Authority to be made available for use by others in accordance with any applicable agreement that is in place as of the date hereof or has been approved by Continental under Section 2(f).

Subject to the provisions of Article IX of the Capacity Purchase Agreement, each Contractor Terminal Facility that is not a Passenger-Related Terminal Facility used for the provision of Regional Airline Services, and each Contractor Non-Terminal Facility may be used by Contractor in connection with other flights, including flights using Uncovered Aircraft, or for other purposes; provided that, for so long as the number of Scheduled Flights in a calendar month represent at least 50% of the aggregate number of Contractor's scheduled flights of Covered and Uncovered Aircraft in such month, Contractor shall use such facilities for the provision of Regional Airline Services in priority to any other use of Contractor, and any other use of such facilities by Contractor shall be subordinate to Contractor's use for the provision of Regional Airline Services.

         Section 4. Ground Handling.

                  (a) Each of Continental and Contractor shall enter into the Continental Ground Handling Agreement. Notwithstanding the identity of the lessee, sublessor or sublessee under any lease or other agreement relating to any Airport Facilities, Continental shall use commercially reasonable efforts to provide Contractor with access to all Terminal Facilities at each Continental Airport, and at any Contractor Airport where Continental is the lessee or sublessee, in each case as reasonably necessary for the provision of Regional Airline Services. In connection with Continental granting to Contractor access to any Airport Facilities leased by Continental pursuant to this Section 4(a), Contractor covenants and agrees, for the benefit of Continental and its lessor, that Contractor shall not, by its use and occupancy of such facilities, violate any of the provisions of such lease or other agreements relating thereto which have been made available to Contractor, and that it shall not knowingly permit any breach of any of the obligations of Continental under such agreements, and Contractor further agrees to release and indemnify Continental in respect of such facilities to the same extent as provided in Section 11 of the Form of Sublease Agreement attached hereto as Exhibit A (which provisions are hereby incorporated by reference), as if a sublease in respect of such facilities had been entered into by Continental and Contractor.

                  (b) Each of Continental and Contractor shall enter into the Contractor Ground Handling Agreement. Notwithstanding the identity of the lessee, sublessor or sublessee under any lease or other agreement relating to any Airport Facilities, Contractor shall use commercially reasonable efforts to provide Continental or its designee with access to all Terminal Facilities at each Contractor Airport, and at any Continental Airport where Contractor is the lessee or sublessee, in each case as reasonably necessary for Continental's or such designee's operations for which Contractor is providing ground handling services pursuant to the Contractor Ground Handling Agreement. In connection with Contractor granting to Continental access to any Airport Facilities leased by Contractor pursuant to this Section 4(b), Continental covenants and agrees, for the benefit of Contractor and its lessor, that Continental shall not, by its use and occupancy of such facilities, violate any of the provisions of such lease or other agreements relating thereto which have been made available to Contractor, and that it shall not knowingly permit any breach of any of the obligations of Contractor under such agreements, and Continental further agrees to release and indemnify Contractor in respect of such facilities to the same extent as provided in Section 11 of the Form of Sublease Agreement attached hereto as Exhibit A (which provisions are hereby incorporated by reference), as if a sublease in respect of such facilities had been entered into by Contractor and Continental.

         Section 5. Capital Costs and Modification Designs.

                  (a) Contractor Funded. Contractor shall fund all capital expenditures required to be made by Continental or Contractor under any lease or other appropriate agreement to which either of them is a party:

                           (i) in connection with any Terminal Facility used for
                  the provision of Contractor Services at any Contractor Airport; provided, that Contractor shall not be required to fund any expenditures that are subject to the provisions of
                  Section 5(b)(i);

                           (ii) in connection with any non-passenger-related
                  Terminal Facility (including crew rooms, break rooms and office space) used exclusively or dedicated exclusively to Contractor at any Continental Airport;

                           (iii) in connection with any Non-Terminal Facility
                  used for the provision of Contractor Services, which Non-Terminal Facility is not also regularly used by Continental, and regardless of whether such Non-Terminal Facility is located at a Continental Airport or a Contractor Airport;

                           (iv) in respect of ground handling equipment of the
                  type described in Paragraph 1.1.3 of the Continental Ground Handling Agreement as being supplied by the Carrier (as defined therein); and

                           (v) in respect of any Airport Facility used for the
                  provision of Contractor Services at any Contractor Airport not described in clauses (i) through (iv) above and not described in Section 5(b) below;

         provided, however, that Contractor shall not make any capital expenditures pursuant to the foregoing clauses (i) and (iii) without the express written consent of Continental, which consent shall not be unreasonably withheld if such capital expenditures are required by an applicable Airport Authority or under the terms of an applicable lease or other applicable agreement in effect as of the date hereof or to which Continental shall have consented pursuant to Section 2(f); and provided, further, that Contractor shall not be required to make any capital expenditures in respect of ground handling equipment of the type described in Paragraph 1.1.3 of the Contractor Ground Handling Agreement as being supplied by the Carrier (as defined therein).

                  (b) Continental Funded. Continental shall fund all capital expenditures required to be made by Continental or Contractor under any lease or other appropriate agreement to which either of them is a party:

                           (i) in respect of any Terminal Facility used for the
                  provision of Contractor Services as required in connection with a change to the Continental Marks or the other Identification, except for such capital expenditures made as a part of Contractor's customary refurbishment expenditures;


                           (ii) in respect of any Terminal Facility used for the
                  provision of Contractor Services at any Continental Airport; provided, that Continental shall not be required to fund any expenditures that are subject to the provisions of Section 5(a)(ii);


                           (iii) in connection with any Non-Terminal Facility
                  regularly used by Continental, regardless of whether such Non-Terminal Facility is also used by Contractor for the provision of Contractor Services or whether such Non-Terminal Facility is located at a Continental Airport or a Contractor Airport;

                           (iv) in respect of ground handling equipment of the
                  type described in Paragraph 1.1.3 of the Contractor Ground Handling Agreement as being supplied by the Carrier (as defined therein); and

                           (v) in respect of any Airport Facility used for the
                  provision of Contractor Services at any Continental Airport not described in clauses (i) through (iv) above and not described in Section 5(a) above;

         provided, however, that Continental shall not be required to make any capital expenditures in respect of ground handling equipment of the type described in Paragraph 1.1.3 of the Continental Ground Handling Agreement as being supplied by the Carrier (as defined therein).


                  (c) Airport Conversion. If during the Term a Contractor Airport becomes a Continental Airport, then Continental shall purchase from Contractor at their book value at such time (as reflected on Contractor's books) all fixtures and other unremovable capitalized items that either (i) have been paid for by Contractor pursuant to clauses (i) or (iii) of Section 5(a) and consented to by Continental pursuant to the proviso to Section 5(a), or (ii) are reflected on Contractor's books as of the date of this Agreement; and provided that any payment under this Section 5(c) shall not be in duplication of any payment made under Section 6. If a Continental Airport becomes a Contractor Airport, then Contractor shall have no obligation to Continental in respect of expenditures made pursuant to Section 5(b).


                  (d) Reimbursements. Any reimbursement (whether or not made in the form of a rental credit) by any Airport Authority of any capital expenditures made by Contractor or Continental and referenced in this
         Section 5 shall be remitted to the party (Contractor or Continental) that funded such capital expenditures, except that any such reimbursement in respect of fixtures or other capitalized items purchased by Continental pursuant to Section 5(c) shall be remitted to Continental, and provided that any such reimbursement to Contractor shall be applied, for all purposes relating to the Capacity Purchase Agreement, as a reduction of book value of the asset or assets in respect of which such capital expenditure was made.

                  (e) Modification Designs. The designs (including the design and construction specifications and scope of work) for any modification of Contractor Facilities, including without limitation all modifications funded by capital expenditures pursuant to Section 5, or any Contractor Non-Terminal Facility that is at or adjacent to an Existing Hub Airport, shall be generated by Continental and shall be consistent with the Continental Marks and other Identification. The contractors hired to make such modifications shall be selected by Continental. All such modifications, including without limitation all modifications funded by capital expenditures pursuant to Section 5, shall be consistent with the requirements of the applicable leases or other relevant agreements in respect of such Airport Facilities.

         Section 6. Transfer of Terminal Facilities.

                  (a) Except as otherwise provided in Section 2(a), Section 5(c) or this Section 6, during the Term Contractor shall not Transfer all or any portion of its interest in any Contractor Terminal Facility. Any purported Transfer of an interest in a Contractor Terminal Facility in violation of Section 2(a), Section 5(c) or this Section 6 shall be void and ineffectual ab initio.

                  (b) Upon the termination or other non-temporary cessation of all Scheduled Flights into or out of any Applicable Airport at which there are any Contractor Terminal Facilities (including in connection with the termination of the Capacity Purchase Agreement), Continental shall provide written notice as soon as practicable (but in no event later than 20 Business Days after such termination or other non-temporary cessation) to Contractor of Continental's intention to retain for itself or its designee any Contractor Terminal Facilities at such Applicable Airport.

                  (c) If, pursuant to a notice delivered pursuant to Section 6(b), Continental or its designee is retaining any or all of the Contractor Terminal Facilities, then Continental shall purchase from Contractor, at their book value (as reflected on Contractor's books) at the time such notice is delivered, all fixtures and other unremovable capitalized items paid for by Contractor (with Continental's approval pursuant to Section 5) in connection with the use of such Contractor Terminal Facilities; provided that any payment under this Section 6(c) shall not be in duplication of any payment made under Section 5(c). In addition, Contractor shall use commercially reasonable efforts to assign the rights and obligations of the lease or other applicable agreements with regard to such Contractor Terminal Facilities to Continental or its designee, in which event Continental shall assume such rights and obligations applicable to such Contractor Terminal Facilities, including without limitation the obligation to make all rental or similar payments from and after the date of such assignment, but not including any amounts owed in respect of any breach by Contractor of such lease or applicable agreements. Prior to the consummation of such assignment, Contactor shall continue to fulfill its obligations under such lease or other applicable agreements; provided that Continental shall promptly reimburse Contractor for all rental or similar payments applicable to such Contractor Terminal Facilities from the date of such notice until the lease or applicable agreements are assigned, but not including any amounts owed in respect of any breach by Contractor of such lease or applicable agreements.

                  (d) If, pursuant to a notice delivered pursuant to Section 6(b), Continental is not retaining one or more of the Contractor Terminal Facilities (such Contractor Terminal Facilities not so retained, the "Continental Rejected Facilities"), then Contractor shall provide written notice as soon as practicable (but in no event later than 20 Business Days after receipt of a notice pursuant to Section 6(b)) to Continental of Contractor's intention to retain or reject the Continental Rejected Facilities; provided that if such termination of Scheduled Flights is pursuant to a termination of the Capacity Purchase Agreement for Cause, then, without limiting any of Continental's remedies under the Capacity Purchase Agreement, Contractor shall retain all of the Continental Rejected Facilities.

                  (e) If, pursuant to a notice delivered pursuant to, or the proviso of, Section 6(d), Contractor is retaining any of the Continental Rejected Facilities, then Continental's obligations under this Agreement shall terminate with respect to those Continental Rejected Facilities as of the date of such notice.

                  (f) If pursuant to a notice delivered pursuant to Section 6(d), Contractor is not retaining one or more of the Continental Rejected Facilities (such Continental Rejected Facilities not so retained, the "Contractor Rejected Facilities"), then Continental shall purchase from Contractor, at their book value (as reflected on Contractor's books) at the time such notice is delivered, all fixtures and other unremovable capitalized items paid for by Contractor (with Continental's approval pursuant to Section 5) in connection with the use of the Contractor Rejected Facilities. In addition, at Continental's direction, Contractor shall use commercially reasonable efforts to either (i) terminate the lease or other agreement applicable with respect to any such Contractor Rejected Facility, (ii) assign the rights and obligations of such leases or other applicable agreements to Continental or its designee, in which event Continental shall assume such rights and obligations applicable to such Contractor Rejected Facilities, including without limitation the obligation to make all rental or similar payments from and after the date of such assignment, including any termination payments, but not including any amounts owed in respect of any breach by Contractor of such lease or applicable agreements; provided that any payment under this Section 6(f) shall not be in duplication of any payment made under Section 5(c), or (iii) continue to fulfill its obligations under such lease or other applicable agreements; provided that Continental shall promptly reimburse Contractor for all rental or similar payments applicable to such Contractor Rejected Facilities from the date of Contractor's notice until the leases or applicable agreements terminate or are otherwise assigned, but not including any amounts owed in respect of any breach by Contractor of such lease or applicable agreements.

                  (g) Notwithstanding any other provision of this Section 6, if Contractor returns to or otherwise reuses any Contractor Rejected Facility or begins the use of any other Airport Facilities at such airport reasonably similar to any Contractor Rejected Facility (other than at the written direction of Continental pursuant to Section 2 or otherwise pursuant to the Capacity Purchase Agreement) within six months of the termination or other non-temporary cessation of all Scheduled Flights to such airport, then Contractor shall reimburse Continental for all amounts paid to Contractor pursuant to this Section 6.

                  (h) For purposes of this Agreement, the parties agree that the cessation of seasonal Scheduled Flights upon the end of the relevant season shall constitute a temporary cessation if such Scheduled Flights are expected to resume in the subsequent relevant season.

         Section 7. Right of First Refusal for Certain Transfers.

                  (a) Until the fifth anniversary of the Termination Date under the Capacity Purchase Agreement, Contractor shall not accept any offer that, if consummated, would result in a Transfer of all or any portion of an interest in a Contractor Facility, or a facility that was at any time during the Term a Contractor Facility (including any Contractor Terminal Facility that was retained by Contractor pursuant to Section 6(d) (an "Offer"), unless (x) Contractor shall have provided written notice (an "Offer Notice") to Continental of such Offer, setting forth all material terms and conditions upon which the proposed Transfer is to be made, and (y) a period of 20 Business Days shall have expired after receipt of the Offer Notice by Continental (the "Option Period"), or Continental shall have earlier declined the Offer in writing delivered to Contractor. Transmittal of the Offer Notice to Continental shall constitute an offer by Contractor to Transfer the specified interest in the Contractor Facility to Continental or its designee subject to the terms and conditions set forth in the Offer Notice; provided that, if the Offer Notice contains non-financial terms and conditions that are not capable of being matched by Continental on commercially reasonably terms, then Continental and Contractor shall use commercially reasonable efforts to determine the economic value of such terms and conditions (and the Option Period will be deemed not to have commenced until the parties have so determined such economic value), and Continental shall be entitled to accept the Offer Notice without matching such terms and conditions, but rather by matching the economic value of such terms and conditions.

                  (b) Continental shall have the exclusive option during the Option Period to accept Contractor's offer to Transfer the specified interest in the Contractor Facility to Continental or its designee, subject to the terms and conditions set forth in the Offer Notice, which option shall be exercisable during the Option Period by written notice from Continental to Contractor. During the Option Period, Contractor shall fully cooperate with Continental in the determination of any material data relevant to the Transfer of the specified interest in the Contractor Facility.

                  (c) If Continental shall accept the Offer in writing delivered to Contractor during the Option Period, then Continental and Contractor shall consummate the Transfer of the specified interest in the Contractor Facility to Continental or its designee, subject to the terms and conditions of the Offer, within 20 Business Days after receipt of such written notice.

                  (d) If Continental does not accept the Offer in writing delivered to Contractor during the Option Period, then Contractor shall be entitled to Transfer the specified interest in the Contractor Facility within 20 Business Days after the end of the Option Period on terms and conditions no more favorable to the transferee than those set forth in the Offer Notice. If the Transfer is not completed within such time period, then Contractor must again comply with all of the provisions of this Section 7 prior to making any Transfer of the specified interest in the Contractor Facility.

                  (e) Any purported Transfer of an interest in a Contractor Facility in violation of this Section 7 shall be void and ineffectual ab initio.

         8. Term. This Agreement shall terminate at the end of the Term; provided that, any right or obligation hereunder that is specifically extended beyond the termination of this Agreement shall be so extended.


         9. Special CLE Primary Hangar Provisions. With regard to that certain Sublease Agreement, dated effective as of January 1, 2001, between Continental and ExpressJet relating to the CLE Primary Hangar, Continental agrees that it shall use commercially reasonable efforts to keep in full force and effect that certain Lease By Way of Concession, dated February 28, 2001, between Continental and the City of Cleveland, until the Termination Date and for a period of three years thereafter, subject to the provisions of Section 2(c) and any other provisions hereof, and provided that nothing contained herein shall impose any obligation on Continental to cure any default by Contractor under the Sublease Agreement referenced above.



         10. Special IAH Express Training Center Provisions. With regard to that certain Sublease Agreement, dated effective as of January 1, 2001, between Continental and ExpressJet relating to the IAH Express Training Center, Continental agrees that it shall use commercially reasonable efforts to keep in full force and effect that certain First Amended and Restated Special Facilities Lease Agreement, dated effective as of December 1, 1998, between Continental and the City of Houston, but only to the extent that such lease relates to the IAH Express Training Center, until December 30, 2027, subject to the provisions of
Section 2(c) and the other provisions hereof, and provided that nothing contained herein shall impose any obligation on Continental to cure any default by Contractor under the Sublease Agreement referenced above.


         11. Continental Inventory. After receipt of notice by Continental from time to time of inventory or equipment available for acquisition from Continental, Contractor agrees to use reasonable commercial efforts to satisfy all of its inventory or equipment acquisition requirements by acquiring items of such inventory and equipment from Continental.

         12. Cooperation. Notwithstanding any other provision of this Agreement, each of the parties hereto shall use commercially reasonable efforts to comply in a timely manner with all reasonable requests of the other parties made from time to time that are in furtherance of this Agreement.

         13. Relationship of the Parties. Nothing in this Agreement shall be interpreted or construed as establishing among the parties a partnership, joint venture or other similar arrangement.

         14. Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by a party hereto without the prior written consent of the other parties.

         15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Agreement may be executed by facsimile signature.

         16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (excluding Texas choice-of-law principles that might call for the application of the law of another jurisdiction) as to all matters, including matters of validity, construction, effect, performance and remedies. Any action arising out of this Agreement or the rights and duties of the parties arising hereunder may be brought, if at all, only in the state or federal courts located in Harris County, Texas.

         17. Confidentiality. Except as required by law or in any proceeding to enforce the provisions of this Agreement, Continental, ExpressJet and Holdings hereby agree not to publicize or disclose to any third party the terms or conditions of this Agreement or any exhibit, schedule or appendix hereto without the prior written consent of the other parties hereto. Except as required by law or in any proceeding to enforce the provisions of this Agreement, Continental, ExpressJet and Holdings hereby agree not to disclose to any third party any confidential information or data, both oral and written, received from the other in connection with this Agreement and designated as such by the other, without the prior written consent of the party providing such confidential information or data. If any party is served with a subpoena or other process requiring the production or disclosure of any of such agreements or information, then the party receiving such subpoena or other process, before complying with such subpoena or other process, shall immediately notify the other parties of same and permit said other parties a reasonable period of time to intervene and contest disclosure or production. Upon termination of this Agreement, each party must return to each other any confidential information or data received from the other and designated as such by the party providing such confidential information or data which is still in the recipient's possession or control.

         18. Equitable Remedies. Each of Continental and Contractor acknowledges and agrees that under certain circumstances the breach by Continental or Contractor of a term or provision of this Agreement will materially and irreparably harm the other party, that money damages will accordingly not be an adequate remedy for such breach and that the non-defaulting party, in its sole discretion and in addition to its rights under this Agreement and any other remedies it may have at law or in equity, may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any breach of the provisions of this Agreement.

         19. Subject to Capacity Purchase Agreement. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Agreement shall be subject in all respects to the provisions of the Capacity Purchase Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date and year first written above.


                                               CONTINENTAL AIRLINES, INC.


                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------



                                               EXPRESSJET HOLDINGS, INC.


                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------


                                               EXPRESSJET AIRLINES, INC.


                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                    EXHIBIT A
              to the Master Facility and Ground Handling Agreement

                           FORM OF SUBLEASE AGREEMENT

         This Sublease Agreement (this "Agreement"), dated as of the __ day of __________, by and between __________, a __________ corporation ("Sublessor"), whose address is __________, and __________, a __________ corporation
("Sublessee"), whose address is __________.

                                   WITNESSETH:

         WHEREAS, Sublessor and Sublessee are parties to that certain Master Facility and Ground Handling Agreement dated as of January 1, 2001 ("Master Facility Agreement");

         WHEREAS, Sublessor has entered into various agreements (such agreements, as the same may have been or may from time to time be amended, the "Prime Agreements") with other parties ("Prime Lessors") pursuant to which the Prime Lessors have conferred upon Sublessor the right to use certain premises;

         WHEREAS, Sublessor desires to allow Sublessee the right to use certain portions of the premises that Sublessor has the right to use pursuant to the Prime Agreements (such portions, together with such associated rights and privileges, such as reasonable and necessary ingress and egress thereto to the extent permitted by the applicable Prime Agreement, are described on Schedule 1 attached hereto and are hereinafter referred to as the "Subleased Premises"); and,

         WHEREAS, Sublessee desires to hire and take said Subleased Premises as provided herein, in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, Sublessor and Sublessee agree as follows:

                             1 -- Subleased Premises

a) Sublessor hereby lets unto Sublessee and Sublessee hereby hires and takes from Sublessor the Subleased Premises in accordance with the terms and conditions hereof.

b) Sublessee agrees and accepts the associated rights and privileges granted under the Prime Agreements, subject, however, to the following limitations and reservations, and subject to other terms and conditions set forth in this Agreement:

         (1) The Prime Agreements, insofar as they relate to the Subleased Premises, and such Prime Agreements are hereby incorporated by this reference as if fully set forth herein.

         (2) Sublessee covenants and agrees, for the benefit of Sublessor and the Prime Lessors, that it shall not, by its use and occupancy of the Subleased Premises, violate any of the provisions of the Prime Agreements relating thereto, and that it shall not knowingly permit any breach of any of the obligations of Sublessor under such Prime Agreements. Sublessee covenants and agrees that this Agreement shall be in all respects subject and subordinate to the Prime Agreements relating thereto. Nothing contained in this Agreement shall be deemed to confer upon Sublessee any rights that are not granted by or are in conflict with the applicable Prime Agreement.

         (3) Sublessor reserves the right to enter upon the Subleased Premises at any time during an emergency to take such action therein as may be required for the protection of persons or property and at other reasonable times for the purpose of inspection, maintenance, making repairs, replacements, alterations or improvements (to the Subleased Premises or to other areas), showing to prospective subtenants or other users, and for other purposes permitted elsewhere in this Agreement.

              2 -- CONDITION OF SUBLEASED PREMISES AND ALTERATIONS

         Except to the extent that Sublessor has been granted representations or warranties under the Prime Agreements regarding the condition of the Subleased Premises the benefit of which may, pursuant to the applicable Prime Agreement and applicable law, inure to Sublessee (in which case such representations and warranties shall be deemed made by Sublessor in favor of Sublessee), Sublessee accepts the Subleased Premises AS-IS, WITH ALL FAULTS, LATENT OR KNOWN. Subject to the foregoing, Sublessor MAKES NO WARRANTIES, GUARANTEES, OR REPRESENTATIONS OF ANY KIND EITHER EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, PERTAINING TO THIS AGREEMENT OR THE PROPERTY DESCRIBED IN THIS AGREEMENT. Subject to the foregoing, SUBLESSEE HEREBY WAIVES, AND SUBLESSOR EXPRESSLY DISCLAIMS ALL WARRANTIES, GUARANTEES AND REPRESENTATIONS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING BUT NOT LIMITING THE GENERALITY OF THE FOREGOING, ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR REGARDING THE CONDITION OF THE PROPERTY. Subject to the forgoing, IN NO EVENT SHALL SUBLESSOR'S LIABILITY OF ANY KIND UNDER THIS AGREEMENT INCLUDE ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES EVEN IF SUBLESSOR SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF POTENTIAL LOSS OR DAMAGE.

         Any alterations will be the sole responsibility and expense of the Sublessee and will require the prior written approval of Sublessor and, if required under the applicable Prime Agreement, the respective Prime Lessor.

                                    3 -- TERM

         The term of this Agreement shall commence as of the date of first occupancy of the Subleased Premises by Sublessee and (unless sooner terminated as hereinafter provided) shall continue in effect thereafter until termination of the Master Facility Agreement, but under no circumstances shall it continue beyond the term of the Prime Agreement relating to such portion of the Subleased Premises.

                                   4 -- RENTAL

         For the use of the Subleased Premises, Sublessee agrees to pay to Sublessor the amounts set forth for each separate Subleased Premises location on
Schedule 2 attached hereto.

                           5 -- UTILITIES AND SERVICES

         Sublessor shall not be liable for any interruptions of utilities or services arising from repairs, alterations, or improvements on or about the Subleased Premises, except (and only) to the extent that the Prime Lessor of such portion of the Subleased Premises is liable to Sublessor for such event. Sublessee shall pay Sublessor an equitably allocated pro rata share of any electrical, gas, water or other utility costs associated with the use by Sublessee of the Subleased Premises.

                          6 -- GOVERNMENT REQUIREMENTS

         Sublessee shall procure from all governmental authorities having jurisdiction over the operations of Sublessee at the Subleased Premises, all licenses, certificates, permits or other authorization which may be necessary for the conduct of its operations. Sublessee shall also at all times promptly observe, comply with, and execute the provisions of any and all present and future governmental laws, rules, regulations, requirements, orders and directives which may apply to the operations of Sublessee on the Subleased Premises or its occupancy thereof.

                     7 -- RULES, REGULATION & ADMINISTRATION

         Sublessee covenants and agrees to observe and obey the applicable rules and regulations promulgated by the applicable Prime Lessor and all reasonable rules and regulations promulgated by Sublessor for the conduct of tenants and subtenants at the Subleased Premises; and to observe and obey all present rules and regulations issued by Sublessor and/or the respective Prime Lessor for safety, health, preservation of the Subleased Premises, security and all reasonable rules and regulations promulgated in writing in the future by Sublessor and/or the respective Prime Lessor.

                       8 -- OTHER OBLIGATIONS OF SUBLESSEE

         Sublessee, in its use of all of the Subleased Premises and related facilities, and in the conduct of its operations, shall:

a) Conduct its operations in an orderly and proper manner. Sublessee shall not create or generate or permit the creation or generation of vibrations that could reasonably be regarded as posing a material risk of damage to the Subleased Premises; unreasonably loud noises; the emission of steam, gases or unpleasant or noxious odors; nor in any other manner annoy, disturb or be offensive to other tenants or users of the premises or common areas.

b) Comply with all applicable federal, state and local laws, ordinances, regulations and orders. Without limiting the generality of the foregoing, to the extent that the activities of Sublessee shall be subject to the same, Sublessee shall comply with the following:

         1. Compliance with Regulations. Sublessee shall comply with the regulations relative to nondiscrimination in federally assisted programs of the United States Department of Transportation (hereinafter "DOT") Title 49, Code of Federal Regulations, Part 21, as they may be amended from time to time ("Regulations"), which are herein incorporated by reference and made a part of this Agreement.

         2. Nondiscrimination Generally. Sublessee shall not discriminate on the grounds of race, color, sex, creed or national origin in the selection and retention of subcontractors, including procurements of materials and leases of equipment.

         3. Solicitations for Subcontractors, Including Procurements of Materials and Equipment. If required by the Regulations, in all solicitations either by competitive bidding or negotiation made by Sublessee for work to be performed under a subcontract, including procurements of materials or leases of equipment, each potential subcontractor or supplier shall be notified by Sublessee of Sublessee's obligations under the Regulations relative to nondiscrimination on the grounds of race, color, or national origin.

         4. Information and Reports. Sublessee shall provide all information and reports required by the Regulations or directives issued pursuant thereto and shall permit access to its books, records, accounts other sources of information, and its facilities as may be determined by the airport sponsor or the Federal Aviation Administration (the "FAA") to be pertinent to ascertain --- compliance with such Regulations, orders, and instructions. Where any information required of Sublessee is in the exclusive possession of another who fails or refuses to furnish this information, Sublessee shall so certify to the airport sponsor or the FAA, as appropriate, and shall set forth what efforts it has made to obtain the information.

         5. Nondiscrimination Covenant. Sublessee hereby covenants and agrees, as a covenant running with the land, that in the event facilities are constructed, maintained, or otherwise operated by Sublessee on the Subleased Premises for a purpose for which a DOT program or activity is extended or for another purpose involving the provision of similar services or benefits, Sublessee shall maintain and operate such facilities and services in compliance with all other requirements imposed pursuant to 49 CFR Part 21, Nondiscrimination in Federally Assisted

                  Programs of the Department of Transportation, and as said Regulations may be amended. Sublessee hereby covenants and agrees, as a covenant running with the land: (1) that no person on the grounds of race, color, sex, creed or national origin shall be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of the Subleased Premises, (2) that in the construction of any improvements on, over, or under such Subleased Premises and the furnishing of services thereon, no person on the grounds of race, color, sex, creed or national origin shall be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination, (3) that Sublessee shall use the Subleased Premises in compliance with all other requirements imposed by or pursuant to 49 CFR
                  Part 21, Nondiscrimination in Federally Assisted Programs of the Department of Transportation, and as said Regulations may be amended. Sublessee assures that it will comply with pertinent statutes, Executive Orders and such rules as are promulgated to assure that no person shall, on the grounds of race, creed, color, national origin, sex, age, or handicap be excluded from participating in any activity conducted with or benefiting from Federal assistance.

c) Control the demeanor and appearance of its officers, and employees so as to maintain professional standards and upon objection from Sublessor or the respective Prime Lessor concerning the conduct, demeanor, or appearance of any person, Sublessee shall immediately take all steps necessary to remove the cause of the objection.

d) Not allow garbage, debris, or other waste materials (whether solid, liquid or gaseous) to collect or accumulate on the Subleased Premises or in access and service areas of the Subleased Premises used by Sublessee, and Sublessee shall cause to be removed from the Subleased Premises any debris and other waste material generated by Sublessee. Sublessee shall use all due care when effecting removal of all such waste and shall effect such removal pursuant to the applicable regulations existing at Subleased Premises for the removal of waste as promulgated by the respective Prime Lessor, Sublessor or others having jurisdiction. Sublessee shall keep all lobbies, vestibules and steps within the Subleased Premises free from dirt and rubbish.

e) Sublessee is responsible to maintain at all times the Subleased Premises and all equipment, fixtures, and materials used by Sublessee thereon, or in other areas, in a clean and sanitary manner.

It is intended that the standards and obligations imposed by this section shall be maintained or complied with by Sublessee in addition to its compliance with any applicable governmental laws, ordinances and regulations currently in effect or which may be enacted.

                           9 -- MAINTENANCE AND REPAIR

a) Sublessee shall take good care of the Subleased Premises while they are under Sublessee's control and shall make or cause to be made at its own expense all installations, repairs, replacements, redecorating and other maintenance necessary to keep the Subleased Premises, and equipment, fixtures, furnishings and signs therein clean and in good condition and repair; all of which shall be in accordance with the standards of the facility and of a quality and class not inferior to the original material or workmanship. All maintenance and repair work undertaken by Sublessee shall be done in a good and workmanlike manner, leaving the Subleased Premises free of liens for labor and materials.

b) Sublessee shall maintain the Subleased Premises and conduct its operations in such manner that at no time during the letting hereunder will it do or knowingly permit to be done any act or thing upon the Subleased Premises which will invalidate or conflict with any fire and casualty insurance policies covering the Subleased Premises, or any part thereof, or the Subleased Premises, or any part thereof, or which may create a hazardous condition so as to increase the risk normally attendant upon the operations contemplated hereunder, and Sublessee shall promptly observe and comply with any and all present and future rules and regulations, requirements, orders and directions of Fire Underwriters Association or of any other board or organization which may exercise similar functions. Any increase in fire or casualty insurance premiums attributable to Sublessee's acts or omissions under this Agreement shall be promptly reimbursed by Sublessee, upon receipt of Sublessor's invoice therefor.

                               10 -- RELATIONSHIP

         It is expressly understood and agreed that Sublessee is and shall be an independent contractor and operator, responsible for its acts or omissions in connection with its use and occupancy of the Subleased Premises and any related areas used by Sublessee.

                           11 -- RELEASE AND INDEMNITY

                                     Release

         Sublessee agrees that Sublessor shall not be liable for any loss or damage to any property of any persons (including property of Sublessee, its officers, directors, employees, agents, customers, concessionaires, vendors, contractors or invitees), occasioned by theft, fire, acts of God, or any governmental body or authority, injunction, riot, war, other tenants of the Subleased Premises or the premises of which the Subleased Premises are a part, or any damage or inconvenience which may arise through repair, or alteration of the Subleased Premises, or failure to make repairs in a timely manner, or the unavailability of utilities, or for any other cause, EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUBLESSOR OR THE RESPECTIVE PRIME LESSOR, IT BEING AGREED THAT THIS RELEASE SHALL APPLY TO CLAIMS RESULTING FROM THE NEGLIGENCE OF SUBLESSOR OR SUCH PRIME LESSOR. Sublessor agrees that any waivers of claims for property damage contained in the respective Prime Agreement made by the Prime Lessor thereunder shall inure to the benefit of Sublessee to the extent permitted by the applicable Prime Agreement and applicable law.

                                    Indemnity

         Anything in this Agreement to the contrary notwithstanding, and without limiting Sublessee's obligation to provide insurance pursuant to Article 12 hereunder, Sublessee covenants and agrees that it shall indemnify, defend and save harmless Sublessor, its affiliates (other than Sublessee), any affected Prime Lessor, and their respective directors, officers, employees, agents, successors and assigns ("Indemnitees"), from and against all liabilities, losses, damages, penalties, claims, costs, charges and expenses, causes of action and judgments of any nature whatsoever, including without limitation reasonable attorney's fees, costs and related expenses that may be imposed upon or incurred by the Indemnitees by reason or arising out of any of the following, except if caused by the negligence or willful misconduct of any such Indemnitee (it being acknowledged, however, that if the indemnification obligations of Sublessor under the respective Prime Agreement requires Sublessor to indemnify such Prime Lessor (or other parties therein identified) Sublessee shall be required to indemnify such Prime Lessor and other identified parties to the same extent; AND THAT SUCH INDEMNIFICATION DUTIES MAY APPLY EVEN WHERE AN INDEMNITEE UNDER THE APPLICABLE PRIME AGREEMENT IS NEGLIGENT OR OTHERWISE AT FAULT):

a) Any occupancy, management or use of the Subleased Premises, or areas surrounding the Subleased Premises or the service areas, parking areas, or pedestrian areas in or around the Subleased Premises, by Sublessee or any of its directors, officers, agents, contractors, servants, employees, licensees, invitees, successors and assigns;

b) Any negligence on the part of Sublessee or any of its directors, officers, agents, contractors, servants, employees, licensees, invitees, successors and assigns;

c) Any accident, injury to or death of any person, or damage to or destruction of any property of Sublessee or its officers, directors, employees, agents, customers, concessionaires, vendors, contractors or invitees occurring in or on the Subleased Premises; or

d) Any failure on the part Sublessee to comply with any of the covenants, agreements, terms or conditions contained in this Agreement.

                                 12 -- INSURANCE

         Without limiting Sublessee's obligation to indemnify Sublessor as provided for in this Agreement, Sublessee shall procure and maintain, at its own cost and expense, at all times during the term of this Agreement, insurance of the following types in amounts not less than those indicated with insurers satisfactory to Sublessor:

         Comprehensive public liability insurance with limits of not less than $5,000,000 per occurrence for death or bodily injury; workers compensation insurance with statutory limits; and employer's liability insurance of not less than $10,000,000 in limits.

         Such insurance shall contain the following endorsements:

(1) Name Sublessor and the respective Prime Lessor, its parents and subsidiaries, their respective directors, officers, employees, agents, successors and assigns, as Additional Insureds as it pertains to this Agreement and the respective Subleased Premises. Upon written notice from Sublessor, Sublessee shall promptly cause any other party required to be named by as an Additional Insured under the Prime Agreement to be so named.

(2) Include a Severability of Interest (Cross Liability) provision whereby such insurance applies separately to each insured to the extent of Sublessee's indemnity obligations hereunder.

(3) Include a breach of warranty clause in favor of the Additional Insureds, whereby such insurance shall not be invalidated by any breach of warranty by Sublessee.

(4) Include a blanket contractual liability clause to cover the liability and indemnity assumed by the Sublessee under this Agreement.

(5) Provide that such insurance is primary without right of contribution from Sublessor's insurance.

(6) Provide that Sublessor is not obligated for payment of any premiums, deductibles, retention or other self-insurances thereunder.

(7) Provide for 30 days advance notice to Sublessor and the respective Prime Lessor, by registered or certified mail, of any cancellation, reduction, lapse or other material change.

(8)      Include a Waiver of Subrogation clause in favor of the Additional
         Insureds.

The indemnities and insurance provisions contained or referred to herein shall survive the expiration or other termination of this Agreement.

                                13 -- ASSIGNMENT

         This Agreement and the rights and obligations created hereunder may not be assigned or delegated by Sublessee without the prior written consent of Sublessor and, if required of Sublessor under the applicable Prime Agreement, the applicable Prime Lessor; but subject to the foregoing, this Agreement and the rights and obligations of the parties hereby created, shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives. Sublessor reserves the right to assign or transfer its interest hereunder without notice.

                                  14 -- WAIVER

         The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the party against which such waiver is to be asserted. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by either party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

                               15 -- FORCE MAJEURE

         Neither party shall be deemed in violation of this Agreement if it is prevented from performing any of its non-monetary obligations hereunder by any labor or industrial dispute; civil disturbance; vandalism or act of a public enemy; shortage of labor, energy or material; court order, regulation, action or non-action of any governmental authority; weather condition; natural disaster; act of God; or other circumstances not reasonably within its control, and which, with the exercise of due diligence, it is unable to overcome; provided that, the provisions of this Article 15 shall not apply where the time period for Sublessor to perform its obligations under the Prime Agreement would not be extended upon the occurrence of any of the foregoing. Each party shall give the other immediate notice of such interruption, shall make all reasonable efforts to eliminate it as soon as possible, and at its conclusion, shall resume performance in accordance with its obligations hereunder; provided that, neither party shall be required to settle or compromise any strike or other labor dispute to so eliminate such interruption.

                                  16 -- NOTICE

         All notices made pursuant to this Agreement shall be in writing and shall be deemed given upon (a) a transmitter's confirmation of a receipt of a facsimile transmission (but only if followed by confirmed delivery of a standard overnight courier the following Business Day or if delivered by hand the following Business Day), or (b) confirmed delivery of a standard overnight courier or delivered by hand, to the parties at the following addresses:

if to Sublessor:

         [insert]

if to Sublessee:

         [insert]

or to such other address as either party hereto may have furnished to the other party by a notice in writing in accordance with this Article 16.

                                17 -- TERMINATION

         Without limiting any rights of Sublessor, either at law or in equity, to exercise any remedies available to Sublessor as may be afforded by operation of law, this Agreement may be terminated as follows:

a) Immediately upon termination or expiration of the respective Prime Agreement (notwithstanding that such agreement may remain in effect as to space other than the Subleased Premises), or upon expiration or termination of Sublessor's right to grant Sublessee the right to occupy and use the applicable portion of the Subleased Premises.

b) Immediately without notice to Sublessee if Sublessee files a voluntary petition in bankruptcy or if proceedings in bankruptcy shall be instituted against it and not dismissed within 30 days, or that a court shall take jurisdiction of Sublessee or its assets pursuant to proceedings brought under the provisions of any Federal Reorganization Act, or that a receiver of Sublessee's assets shall be appointed and such taking or appointment shall not be stayed or vacated within a period of 30 days.

c) Immediately upon written notice to Sublessee, if Sublessee fails to pay any installment of rent or additional rent within 10 days after receipt of written notice that the same was not paid when due.

d) Immediately upon written notice to Sublessee, if Sublessee fails to perform, keep, and observe any of the terms, covenants or conditions herein contained on the part of Sublessee to be performed, kept, or observed and such failure continues for 30 days after the date of written notice thereof is sent to Sublessee; provided that, if Sublessor would have a lesser period of time to cure such default under the applicable Prime Agreement, then Sublessee shall only be permitted the time period that Sublessor would be permitted to cure such default, less 48 hours; it being further agreed that Sublessor may, but shall not be obligated to, take any action it reasonably deems necessary or advisable at Sublessee' expense to cure such default if such default causes interference with Sublessor's operations or if it is determined by Sublessor, acting reasonably, that such default is likely to result in Sublessor's loss of the use of the Subleased Premises pursuant to the Prime Agreement.

e) Immediately by either party upon the acquisition or condemnation of the Subleased Premises by eminent domain, in which event Sublessee shall have no claim for the unexpired term nor a claim for any part of the award made for the Subleased Premises.

         In the event that this Agreement is terminated in accordance with the foregoing provisions prior to the expiration of the term after a default by Sublessee hereunder, Sublessor may (but shall not be obligated to) relet the Subleased Premises for a term and upon any conditions it may deem proper. In no event will Sublessee be entitled to receive any payment from Sublessor if the profits from such reletting exceed the rental reserved to be paid hereunder by Sublessee. Any termination by Sublessor under this section shall not affect or impair the right of Sublessor to recover actual damages occasioned by any default by Sublessee that may be recoverable under applicable law.

                      18 -- SURRENDER OF SUBLEASED PREMISES

         Upon expiration or other termination of this Agreement, Sublessee shall remove all its signs, trade fixtures and any other personal property, repair all damage caused by removal, and surrender the Subleased Premises in good order and condition, reasonable wear and tear excepted. If Sublessee fails to surrender possession as aforestated, Sublessor may re-enter and repossess the Subleased Premises without further notice (any personal property therein being deemed abandoned by Sublessee) and Sublessee hereby waives service of any notice of intention to re-enter and/or right to redeem that may be granted by applicable laws.

         Sublessor agrees that on payment of the rents and any other payments due, and performance of the covenants and agreements on the part of Sublessee to be performed hereunder, Sublessee shall peaceably have and enjoy the Subleased Premises for the uses granted to Sublessee hereunder, subject to Sublessor's continued rights under the applicable Prime Agreement and any limitations otherwise stated herein.

                                20 -- CONDITIONS

         It is agreed that if required under the terms of the applicable Prime Agreement, the use of the Subleased Premises by Sublessee is subject to the consent and approval of the applicable Prime Lessor. If written consent by any Prime Lessor is denied after reasonable efforts by the parties hereto to obtain such consent, then either party may, at its option (but without limiting any of Sublessor's rights in respect of any breach of the terms hereof prior to such rescission) rescind its signature hereon and thereafter this Agreement shall become null and void (but only as to the portion of the Subleased Premises covered by such Prime Agreement), and the parties shall become discharged from all further unaccrued liabilities hereunder. If the consent of any Prime Lessor is required, then for purposes of submittal of this Agreement for the consent of such Prime Lessor, it is agreed that Schedule 1 may be redacted so as to describe only the portion of the Subleased Premises as are leased by Sublessor from such Prime Lessor and so as to set forth only the respective Prime Agreements that pertain to the Subleased Premises.

                                   21 -- TAXES

         If Sublessor shall be assessed for taxes on any of the Sublessee's leasehold improvements, equipment, furniture, fixtures, personal property or business operations, Sublessee shall pay to Sublessor the amount of such taxes within 10 days after delivery of a written statement thereof.

                22 -- SUBJECT IN ALL RESPECTS TO OTHER AGREEMENTS

         Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Agreement shall be subject in all respects to the provisions of the Master Facility Agreement and to the provisions of that certain Capacity Purchase Agreement, dated as of January 1, 2001, among Continental Airlines, Inc., ExpressJet Holdings, Inc., and ExpressJet Airlines, Inc.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.



SUBLESSOR                                            SUBLESSEE


BY:                                         BY:
    --------------------------                  ---------------------------

        ------------------                          ------------------

        ------------------                          ------------------

        ------------------                          ------------------


DATE:                                      DATE:
     -------------------------                  ---------------------------



Schedules to be added:

Schedule 1 -- Description of Subleased Premises
Schedule 2 -- Rental Amounts for Subleased Premises

                                    EXHIBIT B
              to the Master Facility and Ground Handling Agreement

                               FORM OF ASSIGNMENT

         This Agreement (this "Agreement") is made and entered into, and is to be effective on, this the ____ day of ____________ (the "Effective Date"), by ____________, a ____________ corporation ("Assignor") and ____________, a
____________ corporation ("Assignee"), [and the ____________ ("Airport
Lessor")].

                                  WITNESSETH:

         WHEREAS, Assignor leases space], designated on Exhibit(s) _____ attached hereto and made a part hereof (together the "Premises"), at ____________ at the ____________ Airport, ____________ (the "Airport") under a certain [Airport Use and Lease Agreement dated ____________, (as amended, hereinafter referred to as the "Lease")] between Assignor and the Airport Lessor;

         WHEREAS, a copy of the Lease has been provided to Assignee and is incorporated herein by reference;

         WHEREAS, Assignee operates at the Airport and from portions of the Premises;

         WHEREAS, Assignor desires to assign to Assignee [all] [a portion] of Assignor's remaining right, title and interest in the Lease [insofar (and only insofar) as the Lease pertains to certain leased premises and improvements described on the attached Annex 1], such space herein called the "Assigned Space" and the improvements located within the Assigned Space are herein called the "Assigned Space Improvements". The Assigned Space and Assigned Space Improvements are herein called the "Assigned Premises";

         WHEREAS, Assignee desires to accept such assignment from Assignor;

         [WHEREAS, such assignment requires the prior written consent of the Airport Lessor];

         [WHEREAS, pursuant to the Lease, such assignment does not require the consent of the Airport Lessor (but written notice of such assignment is required to be given to the Airport Lessor)].

         NOW, THEREFORE, in consideration of the assignment herein made and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:

         1. DEMISE AND USE

         Effective on the Effective Date, Assignor hereby assigns to Assignee all of the interest of the lessee under the Lease [insofar (and only insofar) as the Lease pertains to the Assigned Premises].

Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001

         2. ACCEPTANCE OF ASSIGNMENT

         Assignee accepts the foregoing assignment of the Lease [insofar (and only insofar) as the Lease pertains to the Assigned Premises] and covenants with Assignor, from and after the Effective Date, to pay all rent and other charges provided for in the Lease, as amended and to perform and observe all of the other covenants, conditions and provisions in the Lease, as amended, to be performed or observed by or on the part of Assignor as tenant under the Lease [in respect of the Assigned Premises].

         3. WARRANTIES

         Assignor hereby warrants and covenants that (i) except for the rights and interests of the Airport Lessor under the Lease, Assignor is now the sole owner of all rights and interests in and to the Assigned Premises, (ii) the Lease[, as it relates to the Assigned Premises,] is in full force and effect,
(iii) Assignor has complied with all terms and provisions of the Lease [as it relates to the Assigned Premises] and same is not currently in default and Assignor knows of no condition which with the passage of time or giving of notice might constitute a default under the Lease by any party, and (iv) the Assigned Premises and the Lease[, insofar as it relates to the Assigned Premises,] are free from all liens and encumbrances. A copy of the Lease (and all amendments thereto) are attached as Annex 2.

         Subject to the foregoing, Assignee accepts the Assigned Premises and equipment thereon "AS IS" and acknowledges that there is, with respect to the Assigned Premises and equipment thereon, NO WARRANTY, REPRESENTATION, OR CONDITION OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE, and that none shall be implied by law. Except as stated in this Agreement, Assignee acknowledges that Assignor has made no representations with respect to the Assigned Premises or equipment. Final determination of the suitability of the Assigned Premises or equipment for the use contemplated by Assignee is the sole responsibility of Assignee, and Assignor shall have no responsibility in connection with such suitability.

         4. ASSIGNEE TO COMPLY WITH LEASE TERMS

         Assignee agrees to perform and observe all of the covenants, conditions and terms of the Lease relating to the period of time from and after the Effective Date [(insofar, but only insofar, as the same related to the Assigned Premises)], and to protect, defend, indemnify and hold harmless Assignor from and against all claims, damages, and expenses of any kind asserted by any person or entity, including the Lessor, arising out of the nonperformance, nonobservance or improper performance or observance of the covenants, conditions or terms of the Lease [(insofar, but only insofar, as the same relates to the Assigned Premises)]. Assignor shall comply with all remaining terms of the Lease, to the extent any non-compliance could adversely affect Assignee rights in or to the Assigned Premises. Assignor agrees to protect, defend, indemnify and hold harmless Assignee from and against all claims, damages, and expenses of any kind asserted by any person or entity, including the Airport Lessor, arising out of the nonperformance, nonobservance or improper performance or observance prior to the Effective Date of the covenants, conditions or terms of the Lease [(insofar, but only insofar as the same relates to or



Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001
effects the Assigned Premises)]. Nothing herein shall be construed as to obligate Assignee to be responsible in any way for any hazardous material located in, or the environmental condition of, the Assigned Premises as of the Effective Date to the extent not caused by or arising from Assignee's operations.

         5. APPROVALS

         [This Agreement shall not become effective unless and until the consent of the Airport Lessor is given by execution of consents for the assignments herein made, which consents shall be requested on the standard form for such consents by the lessor as attached hereto as Annex 3. Assignor and Assignee hereby mutually agree to expeditiously take any and all actions, and to cooperate fully with each other, with respect to obtaining any approvals, authorizations, licenses or similar items that may be necessary or desirable in order to carry out the agreements set forth herein or contemplated hereby. The parties hereto agree to request the consent of the Lessor on the consent form attached hereto as Annex 3. The parties agree to make such reasonable changes to such form as may be required by Lessor.]

         [Consent by Airport Lessor. Airport Lessor, as evidenced by its execution below, does hereby consent to this Assignment, [releases Assignor from all of its responsibilities and obligations under the Lease that are attributable to the period of time after the Effective Date, and] agrees to look solely to Assignee for performance of all obligations thereafter under the Lease [as it relates to the Assigned Premises].]

         [Acknowledgement. Assignor and Airport Lessor hereby represent to Assignee that the Lease is currently in full force and effect, and that they know of no events of default relating to the Lease or the Assigned Premises as of the date hereof.]

         6. APPLICABLE LAW

         [The laws of the State where the Assigned Premises are located shall be used in interpreting this Agreement and in determining the rights of the parties under it.]

         7. SEVERABILITY

         If any part of this Agreement is held to be invalid by final judgment of any court of competent jurisdiction, the part held invalid shall be modified to the extent necessary to make it valid or, if necessary, excised, and the remainder of the Agreement shall continue to remain effective.

         8. ENTIRE AGREEMENT

         This Agreement contains the entire agreement between the parties with respect to its subject matter and may not be changed in any way, except by a written instrument executed by the parties and, if necessary, approved by the Airport Lessor.

Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001

         9. SUCCESSORS AND ASSIGNS

         The provisions of this Agreement shall be binding on the parties, their successors and assigns.

         IN WITNESS WHEREOF, the parties have properly executed this Agreement effective the date first above written.

ATTEST:                                        [ASSIGNOR]

                                               BY:
----------------------------                       ----------------------------
                                               TITLE:
                                                      -------------------------
                                               DATE:
                                                     --------------------------


ATTEST:                                        [ASSIGNEE]

                                               BY:
----------------------------                       ----------------------------
                                               TITLE:
                                                      -------------------------
                                               DATE:
                                                     --------------------------


[Consent of Airport Lessor


By:
   -------------------------
         Name:
         Title:

Date:                        ]
      -----------------------

Exhibits to be Attached:

Annex 1 -- Description of Assigned Space
Annex 2 -- Copy of Lease
Annex 3 -- Request for Consent

Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001

                                    EXHIBIT C
              to the Master Facility and Ground Handling Agreement

                  FORM OF CONTINENTAL GROUND HANDLING AGREEMENT
            (Continental as Handling Company, Contractor as Carrier)

-----------------
AHM 810 - ANNEX B
-----------------

STANDARD GROUND HANDLING AGREEMENT
SIMPLIFIED PROCEDURE

ANNEX B.SYS.0 -- LOCATIONS AGREED SERVICES, FACILITIES AND CHARGES

to the Standard Ground Handling Agreement (SGHA) of April 1993

Between:          ExpressJet Airlines, Inc.
                  1600 Smith
                  Mail Stop HQSCE
                  Houston, Texas 77002
                  (hereinafter referred to as the "Carrier")

And:              Continental Airlines, Inc.
                  1600 Smith
                  Mail Stop HQSLG
                  Houston, Texas 77002
                  (hereinafter referred to as the "Handling Compan y")

effective from:   January 1, 2001

This Annex        B.SYS.0

for the location: The Handling Company shall provide ground handling services for Scheduled Flights at the airports set forth on
                  Schedule 1 hereto.

                  In addition to the airports on Schedule 1 and except for the airports set forth on Schedule 3 (at which Carrier currently provides ground handling), the Handling Company shall also provide ground handling services to the Carrier pursuant to the terms hereof at each additional airport to which Scheduled Flights are scheduled to fly after the date hereof (each, a "New Airport") unless (i) at the time of commencement of Scheduled Flights to such New Airport, the Handling Company does not fly any flights to such airport; (ii) in the calendar month in which such Scheduled Flights commence, such New Airport would be the first, second or third New Airport at which the Handling


Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001

                  Company would not provide services to the Carrier pursuant to the terms hereof; and (iii) the Handling Company gives at least 90 days' prior written notice (or such shorter period of time as is reasonably practicable) before the commencement of Scheduled Flights to such New Airport that the Handling Company will not provide ground handling services at such airport. Schedule 1 shall be amended to reflect each such addition.

                  The Handling Company may elect, upon at least 90 days' prior written notice to the Carrier, to provide ground handling services to the Carrier at any other airport to which Scheduled Flights fly at the time of such election. Schedule 1 shall be amended to reflect each such addition.

                  Notwithstanding the foregoing, the Handling Company may elect to terminate the provision of services by the Handling Company pursuant hereto at any airport to which the Handling Company does not fly any flights, upon at least 90 days' prior written notice to the Carrier and in any event only at such time as the Carrier, using its commercially reasonable efforts, is able to provide the ground handling services provided by the Handling Company hereunder with respect to Scheduled Flights at such airport. In addition, the provisions of this agreement shall terminate with respect to any airport to which Scheduled Flights cease to be scheduled (other than a temporary cessation, it being understood that the cessation of seasonal Scheduled Flights upon the end of the relevant season shall constitute a temporary cessation if such Scheduled Flights are expected to resume in the subsequent relevant season).
                  Schedule 1 shall be amended to reflect each such termination.

is valid from:    January 1, 2001
and replaces:     N/A

Capitalized terms used herein that are not defined herein or in the Standard Ground Handling Agreement of April 1993 as published by the International Air Transport Association (the "Main Agreement") or in Annex A thereto, shall have the meanings given to such terms in the Capacity Purchase Agreement among the Carrier, the Handling Company and ExpressJet Holdings, Inc., the Carrier's parent.

This Annex B is prepared in accordance with the simplified procedure whereby the Carrier and the Handling Company agree that the terms and conditions of the Main Agreement and Annex A to the Main Agreement shall apply as if such terms were repeated here in full, except as otherwise modified pursuant to this Annex B. By signing this Annex B, the parties confirm that they are familiar with the aforementioned Main Agreement and Annex A. The Main Agreement and Annex A, as modified pursuant to this Annex B shall be referred to herein as the "Agreement."


Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001

PARAGRAPH 1 - HANDLING CHARGES

1.1 The Handling Company shall provide the services of Annex A enumerated below for the Carrier's Scheduled Flights at the locations set forth above:

         1.1.1.   For services of the Annex A in its:

                  SECTION 1 -- REPRESENTATION AND ACCOMMODATION:

                  1.1.2., 1.1.3., 1.1.4.
                  1.2.1., 1.2.2, 1.2.3.

                  SECTION 2 -- LOAD CONTROL AND COMMUNICATION:

                  2.1.3.
                  2.2.1., 2.2.2., 2.2.3.

                  SECTION 4 -- PASSENGERS AND BAGGAGE:

                  4.1.1., 4.1.2., 4.1.3., 4.1.4., 4.1.5., 4.1.6, 4.1.7.(in
                  accordance with the Baggage Resolution System Agreement, 4.2., 4.3., 4.4.1., 4.4.2. (a), 4.4.4. (a)(c), 4.4.5., 4.4.6.,
                  4.4.7.

                  SECTION 5 -- CARGO AND MAIL:

                  5.1. thru 5.5 (CO's cargo products)

                  SECTION 6 -- RAMP:

                  6.1., 6.2.1., 6.2.2. (a), 6.2.3. (on request at ad hoc rate),
                  6.3., 6.4.3., 6.4.4., 6.4.5., 6.4.6. (a)(b), 6.4.7., 6.4.8.,
                  6.4.9., 6.4.12., 6.5.1. (on request at ad hoc rate), 6.6.1.,
                  6.7.1.

                  SECTION 7 -- AIRCRAFT SERVICING:

                  7.2.2., 7.3., 7.6.2. (ad hoc rates apply)

         1.1.2. NO SEPARATE FEES FOR SERVICES COVERED UNDER THE SECTIONS LISTED ABOVE:

                  The ground handling services to be provided hereunder shall be provided in consideration of the mutual obligations of the Handling Company and the Carrier set forth in the Capacity Purchase Agreement among the Carrier, the Handling Company and ExpressJet Holdings, Inc., the Carrier's parent, with no separate fee charged hereunder; provided that the additional charges specified in Paragraph 2 below shall apply when applicable; and provided further that the Carrier will be responsible for all airport landing fees and other airport taxes or charges, and shall make payment directly therefor.

         1.1.3    EQUIPMENT PROVIDED BY CARRIER:

                  Notwithstanding anything contained in Paragraph 1.1.1 to the contrary, at each


Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001
                  airport that does not constitute a Hub Airport, the Carrier shall be responsible for supplying all ground handling equipment that is usable only for regional jets or turboprops of the type used by Contractor for Scheduled Flights (as opposed to other types of jets flown by the Handling Company), which, as of the date hereof, is the equipment set forth on
                  Schedule 2 hereto, and which equipment shall not be used by Handling Company for any purpose other than providing ground handling services to Carrier. At all Hub Airports, the Handling Company shall be responsible for supplying such equipment. As between Handling Company and Carrier, Handling Company shall be responsible for supplying all other ground handling equipment necessary for the provision of ground handling services hereunder.


PARAGRAPH 2 -- ADDITIONAL CHARGES

2.1 Services in Annex A which are not included in Paragraph 1 of this Annex and all other additional services when available will be charged for as follows:

         2.1.1. Overtime. If, upon Carrier's request, the Handling Company agrees to provide additional personnel in order to handle a flight outside of the scheduled arrival and departure times or for any other reason, the Handling Company not will charge Carrier more than the Handling Company's actual cost of providing such additional personnel.

         2.1.2. Supplies. The Carrier will furnish the Handling Company those items specific to its operation, such as, but not limited to, cabin appearance supplies, (i.e. safety cards, pillows and blankets), baggage tags, forms, ticket envelopes, tariffs, timetables, etc. Any materials or supplies provided to the Carrier by the Handling Company will not be charged back to the Carrier at more than the Handling Company's replacement cost.

         2.1.3. Third Party Services. The Carrier shall, at the Handling Company's discretion, be responsible for the cost and/or a pro-rata share of the cost, whichever is applicable, incurred by the Handling Company for outside vendor services, such as, but not limited to, water/lavatory services, cabin appearance, ramp handling services, bussing services, aircraft de-icing, aircraft washing and aircraft maintenance services, skycaps, security screening, armed guard and armored car services, baggage claim security, janitorial services, baggage delivery services, wheel chair services, electric cart services, denied boarding compensation, distressed passenger meals and overnight accommodation, etc.

         2.1.4. De-Icing. For de-icing services provided by the Handling Company, the Handling Company shall not charge the Carrier more than the procurement cost of fluids and all other actual costs of the Handling Company for providing such


Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001
                  de-icing services including the Handling Company's actual labor costs associated with such services.

         2.1.6. Training. At the Handling Company's request, the Carrier agrees to reimburse the Handling Company for all associated out-of-pocket expenses required to train the Handling Company's employees in the Carrier's procedures and administrative requirements.


PARAGRAPH 3 -- DISBURSEMENTS

3.1 At the Handling Company's request, disbursements made on behalf of the Carrier shall be reimbursed to the Handling Company at cost.


PARAGRAPH 4 --SETTLEMENT OF ACCOUNT

4.1 All payments to be made pursuant to this Agreement shall be subject to the setoff provisions of Section 11.16 of the Capacity Purchase Agreement. Notwithstanding Article 7.2 of the Main Agreement, and subject to such setoff provisions of the Capacity Purchase Agreement, settlement of account shall be effected through the IATA Clearing House via the Airlines Clearing House in accordance with the Rules and Regulations of the IATA Clearing House and the Airlines Clearing House.


PARAGRAPH 5 -- TERMINATION OF AGREEMENT

5.1 This Agreement may be terminated by either party at any time following the termination of the Capacity Purchase Agreement; provided, that this Agreement may not be terminated pursuant to this sentence during the Wind-Down Period with respect to any location to which Scheduled Flights continue to fly during such Wind-Down Period. If the Carrier fails to make payments as agreed upon in Paragraph 4.1., the Handling Company may terminate the agreement upon twenty-four (24) hours notice by letter, teletype or facsimile.


PARAGRAPH 6 -- TRANSFER OF SERVICES

6.1 In accordance with Article 3.1 of the Main Agreement, the Handling Company may subcontract the services of Annex A as necessary in order to support the Carrier's operation.


Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001

PARAGRAPH 7 -- OTHER MODIFICATIONS TO MAIN AGREEMENT

7.1 Sections 11.4, 11.5, 11.6, and 11.10 of the Main Agreement shall not apply to this Agreement.

7.2 Handling Company and Carrier agree that all third-parties engaged by Carrier or Handling Company as of the date hereof to provide of ground handling services to Carrier at any of the airports listed on Schedule 1 hereto are hereby approved for all purposes of Section 3.1 and
         Section 3.2, as appropriate, of the Main Agreement.



Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized thereunto, as of the 1st day of January, 2001.

Handling Company:                              Carrier:
CONTINENTAL AIRLINES, INC.                     EXPRESSJET AIRLINES, INC.

BY:                                           BY:
   -----------------------------                  -----------------------------

TITLE:                                        TITLE:
      --------------------------                     --------------------------

DATE:                                         DATE:
     ---------------------------                    ---------------------------



Schedule 1        Airports
Schedule 2        Carrier Equipment
Schedule 3        1/1/01 Carrier-Handled Airports


Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001

                                    EXHIBIT D
              to the Master Facility and Ground Handling Agreement

                  FORM OF CONTRACTOR GROUND HANDLING AGREEMENT
            (Contractor as Handling Company, Continental as Carrier)

-----------------
AHM 810 - ANNEX B
-----------------

STANDARD GROUND HANDLING AGREEMENT
SIMPLIFIED PROCEDURE

ANNEX B.SYS.0 -- LOCATIONS AGREED SERVICES, FACILITIES AND CHARGES

to the Standard Ground Handling Agreement (SGHA) of April 1993

Between:              Continental Airlines, Inc.
                      1600 Smith
                      Mail Stop HQSLG
                      Houston, Texas 77002
                      (hereinafter referred to as the "Carrier")

And:                  ExpressJet Airlines, Inc.
                      1600 Smith
                      Mail Stop HQSCE
                      Houston, Texas 77002
                      (hereinafter referred to as the "Handling Company")

effective from:       January 1, 2001

This Annex            B.SYS.0

for the location:     The Handling Company shall provide ground handling
                      services at the airports set forth on Schedule 1 hereto.

                      The Carrier may elect, at its sole discretion and upon at least 90 days notice to the Handling Company, to require the Handling Company to provide ground handling services to the Carrier at any airport to which the Handling Company already flies Scheduled Flights at the time of such election, but only if the Carrier does not provide ground handling services to the Handling Company at such airport. Schedule 1 shall be amended to reflect each such addition.

                      Notwithstanding the foregoing, the Carrier may elect, at its sole discretion and upon at least 90 days' prior written notice to the Handling Company, to terminate the provision of services covered hereunder by the Handling


Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001

                      Company at any airport. In addition, the provisions of this agreement shall terminate with respect to any airport to which Scheduled Flights cease to be scheduled (other than a temporary cessation, it being understood that the cessation of seasonal Scheduled Flights upon the end of the relevant season shall constitute a temporary cessation if such Scheduled Flights are expected to resume in the subsequent relevant season). Schedule 1 shall be amended to reflect each such termination.

is valid from:        January 1, 2001
and replaces:         N/A

Capitalized terms used herein that are not defined herein or in the Standard Ground Handling Agreement of April 1993 as published by the International Air Transport Association (the "Main Agreement") or in Annex A thereto, shall have the meanings given to such terms in the Capacity Purchase Agreement among the Carrier, the Handling Company and ExpressJet Holdings, Inc., the Handling Company's parent.

This Annex B is prepared in accordance with the simplified procedure whereby the Carrier and the Handling Company agree that the terms and conditions of the Main Agreement and Annex A to the Main Agreement shall apply as if such terms were repeated here in full, except as otherwise modified pursuant to this Annex B. By signing this Annex B, the parties confirm that they are familiar with the aforementioned Main Agreement and Annex A. The Main Agreement and Annex A, as modified pursuant to this Annex B shall be referred to herein as the "Agreement."


PARAGRAPH 1 -- HANDLING CHARGES

1.1 The Handling Company shall provide the services of Annex A enumerated below for the Carrier's scheduled flights at the locations set forth above:

         1.1.1.   For services of the Annex A in its:

                  SECTION 1 -- REPRESENTATION AND ACCOMMODATION:

                  1.1.2., 1.1.3., 1.1.4.
                  1.2.1., 1.2.2, 1.2.3.

                  SECTION 2 -- LOAD CONTROL AND COMMUNICATION:

                  2.1.3.
                  2.2.1., 2.2.2., 2.2.3.

                  SECTION 4 -- PASSENGERS AND BAGGAGE:

                  4.1.1., 4.1.2., 4.1.3., 4.1.4., 4.1.5., 4.1.6, 4.1.7.(in
                  accordance with the Baggage Resolution System Agreement, 4.2., 4.3., 4.4.1., 4.4.2. (a), 4.4.4. (a)(c), 4.4.5., 4.4.6.,
                  4.4.7.


Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001

                  SECTION 5 -- CARGO AND MAIL:

                  5.1. thru 5.5 (CO's cargo products)

                  SECTION 6 -- RAMP:

                  6.1., 6.2.1., 6.2.2. (a), 6.2.3. (on request at ad hoc rate),
                  6.3., 6.4.3., 6.4.4., 6.4.5., 6.4.6. (a)(b), 6.4.7., 6.4.8.,
                  6.4.9., 6.4.12., 6.5.1. (on request at ad hoc rate), 6.6.1.,
                  6.7.1.

                  SECTION 7 -- AIRCRAFT SERVICING:

                  7.2.2., 7.3., 7.6.2. (ad hoc rates apply)

         1.1.2.   FEES FOR SERVICES COVERED UNDER THE SECTIONS LISTED ABOVE:

                  The charges set forth below do not include airport landing fees, or any other airport taxes or charges. The Carrier will be responsible for such charges at its own expense and shall make payment directly therefor.

                  Flight Fee:

                  The Carrier shall pay to the Handling Company a Base Per Flight Fee for the ground handling services to be provided hereunder, which fee shall equal the Handling Company's cost of providing such services, as reasonably determined by the Handling Company and subject to the audit rights of the Carrier as set forth in Section 3.05 of the Capacity Purchase Agreement.

         1.1.3    EQUIPMENT PROVIDED BY CARRIER:

                  Notwithstanding anything contained in Paragraph 1.1.1 to the contrary, at each airport, the Carrier shall be responsible for supplying all ground handling equipment that is usable only for jet aircraft other than regional jets, which, as of the date hereof, is the equipment set forth on Schedule 2 hereto, and which equipment shall not be used by Handling Company for any purpose other than providing ground handling services to Carrier. As between Handling Company and Carrier, Handling Company shall be responsible for supplying all other ground handling equipment necessary for the provision of ground handling services hereunder.


PARAGRAPH 2 -- ADDITIONAL CHARGES

2.1 Services in Annex A which are not included in Paragraph 1 of this Annex and all other additional services when available will be charged for as follows:

         2.1.1. Overtime. If, upon Carrier's request, the Handling Company agrees to provide additional personnel in order to handle a flight outside of the scheduled arrival


Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001
                  and departure times or for any other reason, the Handling Company will charge Carrier the Handling Company's actual cost of providing such additional personnel.

         2.1.2. Supplies. The Carrier will furnish the Handling Company those items specific to its operation, such as, but not limited to, cabin appearance supplies, (i.e. safety cards, pillows and blankets), baggage tags, forms, ticket envelopes, tariffs, timetables, etc. Any materials or supplies provided to the Carrier by the Handling Company will be charged back to the Carrier at the Handling Company's replacement cost.

         2.1.3. Third Party Services. The Carrier shall, at the Handling Company's discretion, be responsible for the cost and/or a pro-rata share of the cost, whichever is applicable, incurred by the Handling Company for outside vendor services, such as, but not limited to, water/lavatory services, cabin appearance, ramp handling services, bussing services, aircraft de-icing, aircraft washing and aircraft maintenance services, skycaps, security screening, armed guard and armored car services, baggage claim security, janitorial services, baggage delivery services, wheel chair services, electric cart services, denied boarding compensation, distressed passenger meals and overnight accommodation, etc.

         2.1.4. De-Icing. For de-icing services provided by the Handling Company, the Handling Company shall charge the Carrier the procurement cost of fluids and all other actual costs of the Handling Company for providing such de-icing services including the Handling Company's actual labor costs associated with such services.

         2.1.6. Training. The Carrier agrees to reimburse the Handling Company for all associated out-of-pocket expenses required to train the Handling Company's employees in the Carrier's procedures and administrative requirements.


PARAGRAPH 3 -- DISBURSEMENTS

3.1 Disbursements made on behalf of the Carrier shall be reimbursed to the Handling Company at cost.


PARAGRAPH 4 -- SETTLEMENT OF ACCOUNT

4.1 Notwithstanding Article 7.2 of the Main Agreement and subject to the setoff provisions of the Capacity Purchase Agreement, settlement of account shall be effected through the IATA Clearing House via the Airlines Clearing House in accordance with the Rules and Regulations of the IATA Clearing House and the Airlines Clearing House.



Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001

PARAGRAPH 5 -- TERMINATION OF AGREEMENT

5.1 This Agreement may be terminated by either party at any time following the termination of the Capacity Purchase Agreement; provided, that this Agreement may not be terminated pursuant to this sentence during the Wind-Down Period with respect to any location to which Scheduled Flights continue to fly during such Wind-Down Period. If the Carrier fails to make payments as agreed upon in Paragraph 4.1., the Handling Company may terminate the agreement upon twenty-four (24) hours notice by letter, teletype or facsimile.


PARAGRAPH 6 -- TRANSFER OF SERVICES

6.1 In accordance with Article 3.1 of the Main Agreement, the Handling Company may subcontract the services of Annex A as necessary in order to support the Carrier's operation.

PARAGRAPH 7 -- OTHER MODIFICATIONS TO MAIN AGREEMENT

7.1 Upon the request of the Carrier from time to time at its sole discretion, and for so long as requested by the Carrier during the Term of this Agreement, the Handling Company shall provide ground handling services pursuant to this Agreement at any location covered by this Annex B to any of the Carrier's codeshare partners.

7.2 Sections 11.4, 11.5, 11.6, and 11.10 of the Main Agreement shall not apply to this Agreement.

7.3 Handling Company and Carrier agree that all third-parties engaged by Carrier or Handling Company as of the date hereof to provide of ground handling services to Carrier at any of the airports listed on Schedule 1 hereto are hereby approved for all purposes of Section 3.1 and
         Section 3.2, as appropriate, of the Main Agreement.

7.4 In connection with the determination of the Base Per Flight Fee pursuant to Section 1.1.2 above and the charges pursuant to Section 2 above, Handling Company shall make available for inspection by Carrier and its outside auditors, within a reasonable period of time after Carrier makes a written request therefor, all of Handling Company's books and records (including all financial and accounting records) relating to this Agreement and the provision of services hereunder by Handling Company. Each of Carrier and its outside auditors shall be entitled to make copies and notes of such information as it deems necessary and to discuss such records with Handling Company's Chief Financial Officer or such other employees or agents of Handling Company knowledgeable about such records. Upon the reasonable written request of Carrier or its outside auditors, Handling Company will cooperate with Carrier and its outside auditors to permit Carrier and its outside auditors access to Handling Company's outside auditors for purposes of reviewing such records.


Annex B.SYS.0
Continental Airlines/ExpressJet Airlines, Inc.[ExpressJet as Handling Company]
Dated: January 1, 2001

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized thereunto, as of the 1st day of January, 2001.

Carrier:                                    Handling Company:
CONTINENTAL AIRLINES, INC.                  EXPRESSJET AIRLINES, INC.

BY:                                           BY:
   -----------------------------                  -----------------------------

TITLE:                                        TITLE:
      --------------------------                     --------------------------

DATE:                                         DATE:
     ---------------------------                    ---------------------------


Schedule 1        Airports
Schedule 2        Carrier Equipment

                                    EXHIBIT D
                         TERMS OF CODESHARE ARRANGEMENTS


         1. Contractor's use of CO code. During the Term of the Agreement, Continental shall be permitted to place its two-letter designator code "CO" on all flights operated by Contractor and shall place its designator code, "CO", on all flights operated by Contractor with Covered Aircraft. Continental may suspend the display of its code on flights operated by Contractor if Contractor is in breach of any of its operational or safety-related obligations under the Agreement during the period that such breach continues. All Contractor operated flights that display the CO code are referred to herein as "CO* Flights".

         2. Contractor's display of CO code.

                  (a) All CO* Flights will be included in the schedule, availability and fare displays of all computerized reservations systems in which Continental and Contractor participate, the Official Airline Guide (to the extent agreed upon) and Continental's and Contractor's internal reservation systems, under the CO code, to the extent possible. Continental and Contractor will take the appropriate measures necessary to ensure the display of the schedules of all CO* Flights in accordance with the preceding sentence.

                  (b) Continental and Contractor will disclose and identify the CO* Flights to the public as actually being a flight of and operated by Contractor, in at least the following ways:

                           (i) a symbol will be used in timetables and computer reservation systems indicating that CO* Flights are actually operated by Contractor;

                           (ii) to the extent reasonable, messages on airport flight information displays will identify Contractor as the operator of flights shown as CO* Flights;

                           (iii) Continental and Contractor advertising concerning CO* Flights and Continental and Contractor reservationists will disclose Contractor as the operator of each CO* Flight; and

                           (iv)     in any other manner prescribed by law.

         3. Terms and Conditions of Carriage. In all cases the contract of carriage between a passenger and a carrier will be that of the carrier whose code is designated on the ticket. Continental and Contractor shall each cooperate with the other in the






                                  Exhibit D-1
exchange of information necessary to conform each carrier's contract of carriage to reflect service offered by the other carrier.

         4. Notification of irregularities in operations. Contractor shall promptly notify Continental of all irregularities involving a CO* Flight which result in any material damage to persons or property as soon as such information is available and shall furnish to Continental as much detail as practicable. For purposes of this section, notification shall be made as follows:

         Continental Airlines System Operations Control Center (SOCC)
         1600 Smith
         Houston, Texas 77002
         Attention: Operations Director
         Phone no. (713) 324-7209
         Fax no. (713) 324-2138,
         SITA FCFDDCO.

         5. Code Sharing License.

                  (a) Grant of License. Subject to the terms and conditions of the Agreement, Continental hereby grants to Contractor a nonexclusive, nontransferable, revocable license to use the CO* designator code on all of its flights operated as a CO* Flight.

                  (b) Control of CO* Flights. Subject to the terms and conditions of the Agreement, Contractor shall have sole responsibility for and control over, and Continental shall have no responsibility for, control over or obligations or duties with respect to, each and every aspect of Contractor's operation of CO* Flights.

         6. Display of other codes. During the Term of the Agreement, Continental shall have the exclusive right to determine which other airlines ("Alliance Airlines"), if any, may place their two letter designator codes on flights operated by Contractor with Covered Aircraft and to enter into agreements with such Alliance Airlines with respect thereto. Contractor will cooperate with Continental and any Alliance Airlines in the formation of a code share relationship between Contractor and the Alliance Airlines and enter into reasonably acceptable agreements and make the necessary governmental filings, as requested by Continental, with respect thereto.

         7. Customer First. During the period that Continental places its designator code on flights operated by Contractor, Contractor will adopt and follow plans and policies comparable (to the extent applicable and permitted by law and subject to operational constraints) to Continental's Customer First Commitments as presently existing and hereafter modified. Contractor acknowledges that it has received a copy of Continental's presently existing Customer First Commitments. Continental will provide Contractor with any modifications thereto promptly after they are made.



                                  Exhibit D-2

                                    EXHIBIT E
     ADMINISTRATIVE SUPPORT AND INFORMATION SERVICES PROVISIONING AGREEMENT









                                   Exhibit E-1

                 ADMINISTRATIVE SUPPORT AND INFORMATION SERVICES
                             PROVISIONING AGREEMENT

         This ADMINISTRATIVE SUPPORT AND INFORMATION SERVICES PROVISIONING AGREEMENT is made and entered into as of January 1, 2001 by and among Continental Airlines, Inc., a Delaware corporation ("Continental"), ExpressJet Holdings, Inc., a Delaware corporation ("Holdings"), and ExpressJet Airlines, Inc., a Delaware corporation and a wholly owned subsidiary of Holdings ("ExpressJet" and collectively with Holdings, "Express").

         WHEREAS, Continental and Express desire to enter into this Administrative Support and Information Services Provisioning Agreement with respect to the provision of certain administrative support and information services in connection with entering into the Capacity Purchase Agreement , dated as of January 1, 2001, among Continental, Holdings and ExpressJet;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following definitions:

         "Agreement" means this Administrative Support and Information Services Provisioning Agreement, as the same may be amended or supplemented from time to time.

         "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions located in the State of Texas are authorized or obligated by law or executive order to close.

         "Capacity Purchase Agreement" means that certain Capacity Purchase Agreement among Continental, Holdings and ExpressJet dated as of January 1, 2001, as the same may be amended or supplemented from time to time.

         "Continental" has the meaning set forth in the Preamble.

         "Continental's Cost" means, with respect to any Service, the cost to Continental of providing such Service, including the associated overhead or general and administrative expenses.

         "Express" has the meaning set forth in the Preamble.

         "ExpressJet" has the meaning set forth in the Preamble.

         "Holdings" has the meaning set forth in the Preamble.

         "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "Services" means the services provided by Continental to Express pursuant to Section 2.

         2. Provision of Services.

         Continental agrees, in consideration of the payments described in
Section 3 hereof, to provide Express with the Services described on Exhibit A hereto. Subject to the availability of Continental personnel and resources, Services shall be provided on an "as-needed" basis, as determined in good faith by Continental, with Express receiving the same priority in the provision of such Services as is received by Continental's internal operations.

         3. Payment for Services.

         3.1 Subject to the provisions of Section 4, the Services shall be billed at the applicable monthly rates set forth on Exhibit A for each period through December 31, 2003 Where feasible, Continental may cause third-party vendors of Services to bill Express for such services directly.

         3.2 The amounts specified in Exhibit A for Services shall, at Continental's option, either be set off by Continental against any payment of any Invoiced Amount under Section 3.06(a) of the Capacity Purchase Agreement, or, to the extent such amounts are not so set off prior to the 15th Business Day of the month following the month during which such Services were provided (the "Services Payment Date"), be payable by Express to Continental on the Services Payment Date.

         4. Changes in Services or Prices.

         4.1 Adjustments to Pricing. The pricing or billing classification of, or other charges related to, Services to be provided pursuant to Section 2 hereof may be adjusted by Continental to reflect changes in Continental's Cost of providing such Services. If Continental desires to adjust the pricing or billing classification of, or other charges related to, any Service, it shall provide Express with written notice of the adjustment at least 90 days prior to the effective date of the proposed change, which notice shall be accompanied with detailed information supporting the adjustment.

         4.2 Deletions of Services. Upon not less than 30 days prior written notice, Express may elect to cease receiving any of the Services provided pursuant hereto, and, in such case, the prices or billing classifications of Services shall be adjusted pursuant to Section 4.1 to reflect such deletion, effective upon the date such Services are no longer provided.

         5. Purchasing and Third-Party Vendors

         5.1 Purchasing. If and to the extent that the Services provided pursuant to this Agreement include the services of Continental's purchasing department or any affiliate of Continental organized therefor for the purchase on Express's behalf of supplies or other materials (excluding fuel), Continental or such affiliate may either purchase such supplies or other material in its own name or in the name of Express, and to the extent that Express is not billed directly for any such supplies or other material by the provider thereof, Express shall promptly reimburse Continental or such affiliate for the actual cost thereof, including freight, storage and any applicable taxes, but excluding any allocation by Continental or such affiliate of overhead or general and administrative expenses.

         5.2 Use of Third-Party Vendors. It is expressly acknowledged by Express that certain of the Services to be provided by Continental pursuant to this Agreement may be provided by, or using services supplied by, third parties under contracts or other arrangements with Continental. Express consents to the use by Continental of such third-party vendors or subcontractors as Continental, in the exercise of its sole discretion, may from time to time select.

         6. Standard of Care; Disclaimer of Warranties; Limitation of Liabilities. Continental's standard of care with respect to the provision of Services pursuant to this Agreement shall be limited to providing services of the same general quality as Continental provides for its own internal operations, and Express's sole and exclusive remedy for the failure by Continental to meet such standard of care shall be to terminate this Agreement pursuant to Section 8 hereof. Continental makes no representations or warranties of any kind, whether express or implied (i) as to the quality or timeliness or fitness for a particular purpose of Services it provides or any Services provided hereunder by third-party vendors or subcontractors, or (ii) with respect to any supplies or other material purchased on behalf of Express pursuant to this Agreement, the merchantability or fitness for any purpose of any such supplies or other materials. Under no circumstances shall Continental have any liability hereunder for damages in excess of amounts paid by Express under this Agreement or for consequential or punitive damages, including, without limitation, lost profits.

         7. Independent Parties.

         7.1 Independent Contractors. It is expressly recognized and agreed that each party, in its performance and otherwise under this Agreement, is and shall be engaged and acting as an independent contractor and in its own independent and separate business; and that each party shall retain complete and exclusive control over its staff and operations and the conduct of its business. Neither Continental nor Express nor any officer, employee, representative, or agent of Continental or Express shall in any manner, directly or indirectly, expressly or by implication, be deemed to be in, or make any representation or take any action which may give rise to the existence of, any employment, agent, partnership or other similar relationship as between Continental and Express, but each party's relationship as respects the other parties in connection with this Agreement is and shall remain that of an independent contractor.

         7.2 Employees. The employees, agents and independent contractors of Express are employees, agents, and independent contractors of Express for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of Continental. The employees, agents and independent contractors of Continental are employees, agents and independent contractors of Continental for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of Express. Continental will have no supervision or control over any such Express employees, agents and independent contractors and any complaint or requested change in procedure made by Continental will be transmitted by Continental to Express. Express will have no supervision or control over any such Continental employees, agents and independent contractors and any complaint or requested change in procedure made by Express will be transmitted by Express to Continental.

         8. Transition and Termination.

         8.1 Transition; Term. Promptly after June 30, 2002, the parties hereby agree to negotiate in good faith and enter into a Transition Services Agreement with terms reasonably acceptable to each party. The Transition Services Agreement will provide for the termination of all administrative support and information services provided by Continental to Express over a period of time to be set forth therein. Unless terminated earlier pursuant to another provision hereof, this Agreement shall terminate upon the effectiveness of the Transition Services Agreement referred to in the preceding sentences or, if no Transition Services Agreement is entered into, on December 31, 2003.

         8.2 By Express for Breach. Express may terminate this Agreement upon the occurrence of any material breach of this Agreement by Continental, including Continental's failure to meet the standard of care described in
Section 6 hereof, which breach shall not have been cured within 60 days after written notice of such breach is delivered by Express to Continental.

         8.3 By Continental for Breach. Continental may terminate this Agreement upon the occurrence of any material breach of this Agreement by Express, which breach shall not have been cured within 60 days after written notice of such breach is delivered by Continental to Express.

         9. Miscellaneous.

         9.1 Entire Agreement. Except as otherwise set forth in this Agreement, this Agreement and the exhibit hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, among the parties with respect to the subject matter hereof.

         9.2 Authority. Each of the parties hereto represents to the other that
(a) it has the corporate power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it has been duly authorized by all necessary corporate action, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

         9.3 Consent to Exclusive Jurisdiction. Any action, suit or proceeding arising out of any claim that the parties cannot settle through good faith negotiations shall be litigated exclusively in the state courts of Harris County of the State of Texas. Each of the parties hereto hereby irrevocably and unconditionally (a) submits to the jurisdiction of such state courts of Texas for any such action, suit or proceeding, (b) agrees not to commence any such action, suit or proceeding except in such state courts of Texas, (c) waives, and agrees not to plead or to make, any objection to the venue of any such action, suit or proceeding in such state courts of Texas, (d) waives, and agrees not to plead or to make, any claim that any such action, suit or proceeding brought in such state courts of Texas has been brought in an improper or otherwise inconvenient forum, (e) waives, and agrees not to plead or to make, any claim that such state courts of Texas lack personal jurisdiction over it, and (f) waives its right to remove any such action, suit or proceeding to the federal courts except when such courts are vested with sole and exclusive jurisdiction by statute. The parties shall cooperate with each other in connection with any such action, suit or proceeding to obtain reliable assurances that confidential treatment will be accorded any information that any party shall reasonably deem to be confidential or proprietary. Each of the parties hereto further covenants and agrees that, until the expiration of all applicable statutes of limitations relating to potential claims under this Agreement, each such party shall maintain a duly appointed agent for the service of summonses and other legal process in the State of Texas.

         9.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (other than the laws regarding conflicts of laws) as to all matters, including matters of validity, construction, effect, performance and remedies.

         9.5 Notices. All notices shall be in writing and shall be deemed given upon (a) a transmitter's confirmation of a receipt of a facsimile transmission (but only if followed by confirmed delivery by a standard overnight courier the following Business Day or if delivered by hand the following Business Day), or
(b) confirmed delivery by a standard overnight courier or delivered by hand, to the parties at the following addresses:

if to Continental:

     Continental Airlines, Inc.
     1600 Smith Street, HQSCD
     Houston, Texas 77002
     Attention: Senior Vice President - Corporate Development
     Telecopy No.: (713) 324-3229
with a copy to:

     Continental Airlines, Inc.
     1600 Smith Street, HQSLG
     Houston, Texas 77002
     Attention: General Counsel
     Telecopy No.: (713) 324-5161

if to Express, to:

     ExpressJet Holdings, Inc.
     1600 Smith Street, HQSCE
     Houston, Texas 77002
     Attention: Chief Financial Officer
     Telecopy No.: (713) 324-4420

or to such other address as a party hereto may have furnished to the other parties by a notice in writing in accordance with this Section 9.5.

         9.6 Amendment and Modification. This Agreement may not be amended or modified in any respect except by a written agreement signed by each of the parties hereto.

         9.7 Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to a merger of a party with another Person, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by a party hereto without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed.

         9.8 Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, and no Person shall be deemed a third party beneficiary under or by reason of this Agreement.

         9.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

         9.10 Waiver. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the party against which such waiver is to be asserted. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by a party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

         9.11 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         9.12 Equitable Remedies. Each of Continental and Express acknowledges and agrees that under certain circumstances the breach by Continental or any of its affiliates or Express or any of its affiliates of a term or provision of this Agreement will materially and irreparably harm the other party, that money damages will accordingly not be an adequate remedy for such breach and that the non-defaulting party, in its sole discretion and in addition to its rights under this Agreement and any other remedies it may have at law or in equity, may, notwithstanding the provisions contained in Section 9.3, apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any breach of the provisions of this Agreement.

         9.13 References; Construction. The section and other headings and subheadings contained in this Agreement and the exhibits hereto are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Agreement or any exhibit hereto. All references to days or months shall be deemed references to calendar days or months. All references to "$" shall be deemed references to United States dollars. Unless the context otherwise requires, any reference to a "Section" or an "Exhibit" shall be deemed to refer to a section of this Agreement or an exhibit to this Agreement, as applicable. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, unless otherwise specifically provided, they shall be deemed to be followed by the words "without limitation." This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing the document to be drafted.

         9.14 Equal Opportunity. EEO clauses contained at 11 C.F.R. Sections 60-1.4, 60-250.4 and 60-741.4 are hereby incorporated by reference. Each party shall comply with all equal opportunity laws and regulations which apply to or must be satisfied by that party as a result of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

CONTINENTAL AIRLINES, INC.             EXPRESSJET HOLDINGS, INC.

By:                                    By:
    -------------------------------        -------------------------------------

Title:                                 Title:
       ----------------------------           ----------------------------------

                                       EXPRESSJET AIRLINES, INC.

                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------

                                    EXHIBIT F
                            FUEL PURCHASING AGREEMENT

                            FUEL PURCHASING AGREEMENT

         This Fuel Purchasing Agreement (this "Agreement") is made as of this 1st day of January 2001, by and between CONTINENTAL AIRLINES, INC., a Delaware corporation ("Continental"), and EXPRESSJET AIRLINES, INC., a Delaware corporation ("ExpressJet").

         WHEREAS, Continental, ExpressJet and ExpressJet Holdings, ExpressJet's parent ("Holdings"), are entering into a Capacity Purchase Agreement contemporaneously with the execution of this Agreement (the "Capacity Purchase Agreement");

         WHEREAS, ExpressJet has requested that Continental purchase on ExpressJet's behalf and supply it with all of the jet fuel needed to provide the Regional Airline Services, and Continental is willing to do so on the terms and subject to the conditions of this Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. All capitalized terms that are used and not otherwise defined herein shall have the meanings given to such terms in the Capacity Purchase Agreement.

2. Products Covered. The product covered by this Agreement shall be aviation jet fuel meeting ASTM Specification D 1655-99 (such fuel being referred to herein as "Fuel"). The definition of future products and the scope of this Agreement may be revised from time to time upon mutual consent of the parties.

3. Services to Be Provided. Continental shall supply or cause to be supplied to ExpressJet all Fuel that ExpressJet shall require to provide the Regional Airline Services, and ExpressJet shall purchase and pay for such Fuel in accordance with the terms and conditions of Section 5 of this Agreement. In connection with the provision of Fuel to ExpressJet pursuant to this Agreement, Continental shall manage all aspects of procuring, transporting and delivering Fuel to ExpressJet in respect of Regional Airline Services, including without limitation selecting the source of Fuel, negotiating and consummating agreements with fuel suppliers and into-plane service providers, providing consortium representation and furnishing day-to-day management pertaining to any fuel-related services. Continental shall be the exclusive provider of Fuel and fuel-related services used to provide Regional Airline Services during the term of this Agreement.

4. Planning. ExpressJet will provide Continental each month with a rolling twelve-month forecast of fuel needs not later than the 5th day of such month, which forecast shall reflect the Final Monthly Schedule for such month, Continental's proposed schedule for Scheduled Flights for the two months following such month as presented to ExpressJet pursuant to Section 2.01(b) of the Capacity Purchase Agreement and such other information published by Continental regarding scheduled ExpressJet flights over the next twelve-month period.

5. Price and Payment.

         (a) In consideration of Continental providing Fuel and other services to ExpressJet pursuant to this Agreement, ExpressJet shall pay Continental, in accordance with the terms of Section 5(b) with respect to any applicable period, an amount in cash equal to the Contract Fuel Rate multiplied by the amount of Fuel so provided during such period. For the avoidance of doubt, the parties agree that all of Continental's costs, gains or losses resulting from engaging in any fuel-price hedging transactions with respect to Fuel provided to ExpressJet under this Agreement shall be for Continental's account.

         (b) Not later than two (2) Business Days prior to the beginning of each calendar month during the term of this Agreement, Continental shall send an invoice to ExpressJet setting forth the estimated amount payable by ExpressJet to Continental for Fuel and services to be rendered hereunder for the following calendar month, which amounts shall, at Continental's option, either be set off by Continental against any payment of any Invoiced Amount under Section 3.06(a) of the Capacity Purchase Agreement, or be immediately payable by ExpressJet on or before the beginning of each calendar month. Not later than 12 days following the end of each calendar month, Continental and ExpressJet shall reconcile actual amounts due in respect of such calendar month pursuant to Section 5(a) with the estimated amounts paid by ExpressJet pursuant to the first sentence of this Section 5(b), such reconciliation to occur pursuant to Section 3.06(b) of the Capacity Purchase Agreement.

6. Fuel Storage Consortia. Continental may, in its sole discretion and at its sole expense, direct ExpressJet to do any of the following (in which event ExpressJet shall comply with Continental's directions): (i) join any fuel consortium selected by Continental at any airport at which Continental provides Fuel to ExpressJet, (ii) terminate any membership that it has or may have in any such consortium or (iii) not join any such consortium at any such airport and, in lieu thereof, pay a non-member fee to such consortium for the right to use fuel stored at such consortium's storage facilities.

7. Term. This agreement is coterminous with the Capacity Purchase Agreement and may be terminated by either party upon the termination of the Capacity Purchase Agreement; provided, however, that if a party hereto elects to terminate this Agreement as a result of the Capacity Purchase Agreement being terminated, the terms of this Agreement shall continue with respect to any locations to which Scheduled Flights are flown during the Wind-Down Period.

8. Authority. Each of the parties hereto represents to the other that (a) it has the corporate power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it has been duly authorized by all necessary corporate action, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

9. Consent to Exclusive Jurisdiction. Any action, suit or proceeding arising out of any claim that the parties cannot settle through good faith negotiations shall be litigated exclusively in the state courts of Harris County of the State of Texas. Each of the parties hereto hereby irrevocably and unconditionally (a) submits to the jurisdiction of such state courts of Texas for any such action, suit or proceeding, (b) agrees not to commence any such action, suit or proceeding except in such state courts of Texas, (c) waives, and agrees not to plead or to make, any objection to the venue of any such action, suit or proceeding in such state courts of Texas, (d) waives, and agrees not to plead or to make, any claim that any such action, suit or proceeding brought in such state courts of Texas has been brought in an improper or otherwise inconvenient forum, (e) waives, and agrees not to plead or to make, any claim that such state courts of Texas lack personal jurisdiction over it, and (f) waives its right to remove any such action, suit or proceeding to the federal courts except when such courts are vested with sole and exclusive jurisdiction by statute. The parties shall cooperate with each other in connection with any such action, suit or proceeding to obtain reliable assurances that confidential treatment will be accorded any information that any party shall reasonably deem to be confidential or proprietary. Each of the parties hereto further covenants and agrees that, until the expiration of all applicable statutes of limitations relating to potential claims under this Agreement, each such party shall maintain a duly appointed agent for the service of summonses and other legal process in the State of Texas.

10. Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party without the prior written consent of the other party. Notwithstanding the foregoing, Continental may assign its rights and delegate its duties hereunder to a successor that is a certificated air carrier and that will continue to operate a significant portion of Continental's current airline operations.

11. Employees of Continental. The employees, agents and independent contractors of Continental engaged in performing any of the services Continental is to perform pursuant to this Agreement are employees, agents and independent contractors of Continental for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of ExpressJet. In its performance under this Agreement, Continental will act, for all purposes, as an independent contractor and not as an agent for ExpressJet. ExpressJet will have no supervisory power or control over any employees, agents or independent contractors engaged by Continental in connection with its performance hereunder.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (other than laws regarding conflicts of laws) as to all matters, including matters of validity, construction, effect, performance and remedies.

13. Notices. All notices shall be in writing and shall be deemed given upon (a) a transmitter's confirmation of a receipt of a facsimile transmission (but only if followed by confirmed delivery of a standard overnight courier the following Business Day or if delivered by hand the following Business Day), or (b) confirmed delivery of a standard overnight courier or delivered by hand, to the parties at the following addresses:

if to Continental:

         Continental Airlines, Inc.
         1600 Smith Street, HQSCD
         Houston, Texas  77002
         Attention: Senior Vice President - Corporate Development Telecopy No.: (713) 324-3229

with a copy to:

         Continental Airlines, Inc.
         1600 Smith Street, HQSCD
         Houston, Texas  77002
         Attention:  General Counsel
         Telecopy No.:  (713) 324-5161

if to ExpressJet, to:

         ExpressJet Airlines, Inc.
         1600 Smith Street, HQSCE
         Houston, Texas  77002
         Attention:  Chief Financial Officer
         Telecopy No.:  (713) 324-4420

or to such other address as either party hereto may have furnished to the other party by a notice in writing in accordance with this Section 2.

14. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15. Entire Agreement. Except as otherwise set forth in this Agreement, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to such subject matter.

16. Amendment and Modification. This Agreement may not be amended or modified in any respect except by a written agreement signed by both of the parties hereto.

17. Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, and no Person shall be deemed a third party beneficiary under or by reason of this Agreement.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Agreement may be executed by facsimile signature.

19. Waiver. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the party against which such waiver is to be asserted. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by either party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

20. Equitable Remedies. Each of Continental and ExpressJet acknowledges and agrees that under certain circumstances the breach by Continental or any of its affiliates or ExpressJet or any of its affiliates of a term or provision of this Agreement will materially and irreparably harm the other party, that money damages will accordingly not be an adequate remedy for such breach and that the non-defaulting party, in its sole discretion and in addition to its rights under this Agreement and any other remedies it may have at law or in equity, may, notwithstanding the provisions contained in Section 10, apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any breach of the provisions of this Agreement.

21. References; Construction. The section and other headings and subheadings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Agreement. All references to days or months shall be deemed references to calendar days or months. Unless the context otherwise requires, any reference to a "Section" shall be deemed to refer to a section of this Agreement. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, unless otherwise specifically provided, they shall be deemed to be followed by the words "without limitation." This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing the document to be drafted.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized thereunto, as of the 1st day of January, 2001.


CONTINENTAL AIRLINES, INC.             EXPRESSJET AIRLINES, INC.



By:                                    By:
    -------------------------------        -------------------------------------

Name:                                  Name:
     ------------------------------         ------------------------------------

Title:                                 Title:
       ----------------------------           ----------------------------------

                                    EXHIBIT G
                USE OF CONTINENTAL MARKS AND OTHER IDENTIFICATION


1. Grant. Continental hereby grants to Contractor, and Contractor accepts, a non-exclusive, personal, non-transferable, royalty-free right and license to adopt and use the Continental Marks and other Identification in connection with the rendering by Contractor of Regional Airline Services, subject to the conditions and restrictions set forth herein.

2.       Ownership of the Continental Marks and Other Identification.

         a. Continental shall at all times remain the owner of the Continental Marks and the other Identification and any registrations thereof and Contractor's use of any Continental Marks or other Identification shall clearly identify Continental as the owner of such marks (to the extent practical) to protect Continental's interest therein.

         b. Contractor acknowledges Continental's ownership of the Continental Marks and the other Identification and further acknowledges the validity of the Identification. Contractor agrees that it will not do anything that in any way infringes or abridges Continental's rights in the Identification or directly or indirectly challenges the validity of the Identification.

3.       Use of the Continental Marks and the Other Identification.

         a. Contractor shall use the Continental Marks and other Identification only as authorized herein by Continental and in accordance with such standards of quality as Continental may establish.

         b. Contractor shall use the Identification on all Covered Aircraft and all facilities, equipment, uniforms and printed materials used in connection with the Regional Airline Services.

         c. Contractor shall not use the Identification for any purpose other than as set forth in this Exhibit G, and specifically shall have no right to use the Continental Marks or other Identification on or in any Uncovered Aircraft or in connection with any other operations of Contractor.

         d. Continental shall have exclusive control over the use and display of the Continental Marks and other Identification, and may change the Identification at any time and from time to time (including by adding or deleting marks from the list specified in this Exhibit G), in which case Contractor shall as soon as practicable make such changes as are requested by Continental to utilize the new Identification; provided that Continental shall either pay directly the reasonable costs of making such changes to






                                  Exhibit G-1
                  the Identification or shall promptly reimburse Contractor for its reasonable expenses incurred in making such changes.

         e. Nothing shall abridge Continental's right to use and/or to license the Identification, and Continental reserves the right to the continued use of all the Identification, to license such other uses of the Identification and to enter into such agreements with other carriers providing for arrangements similar to those with Contractor as Continental may desire. No term or provision of this Agreement shall be construed to preclude the use of the Continental Marks or other Identification by other persons or for similar or other uses not covered by this Agreement.

4. Continental-Controlled Litigation. Continental at its sole expense shall take all steps that in its opinion and sole discretion are necessary and desirable to protect the Continental Marks and other Identification against any infringement or dilution. Contractor agrees to cooperate fully with Continental in the defense and protection of the Continental Marks and other Identification as reasonably requested by Continental. Contractor shall report to Continental any infringement or imitation of, or challenge to, the Continental Marks and other Identification, immediately upon becoming aware of same. Contractor shall not be entitled to bring, or compel Continental to bring, an action or other legal proceedings on account of any infringements, imitations, or challenges to any element of the Continental Marks and other Identification without the written agreement of Continental. Continental shall not be liable for any loss, cost, damage or expense suffered or incurred by Contractor because of the failure or inability to take or consent to the taking of any action on account of any such infringements, imitations or challenges or because of the failure of any such action or proceeding. If Continental shall commence any action or legal proceeding on account of such infringements, imitations or challenges, Contractor agrees to provide all reasonable assistance requested by Continental in preparing for and prosecuting the same.

5. Revocation of License. Continental shall have the right to cancel the license provided herein in whole or in part at any time and for any reason, in which event all terminated rights to use the Identification provided Contractor herein shall revert to Continental and shall not be used by Contractor in connection with any operations of Contractor. The following provisions shall apply to the termination of the license provided herein: (i) in the case of a termination of the license to use the globe element of the Continental Marks, Contractor shall cease all use of the globe element of the Continental Marks with respect to each Covered Aircraft within 90 days of such aircraft being withdrawn from the capacity purchase provisions of the Agreement, and shall cease all use of the globe element of the Continental Marks in all other respects within 90 days of last Covered Aircraft becoming an Uncovered Aircraft (unless this Agreement is terminated for Cause or pursuant to Section 9.03(b) or the first sentence of Section 9.03(c), in which case Contractor shall cease all use of the globe element of the Continental Marks







                                  Exhibit G-2
         within 45 days of the Termination Date); (ii) in the case of a termination of the license to use any other Continental Marks and Identification, Contractor shall cease all use of such other Continental Marks and Identification within 45 days of the termination of the license for such other Continental Marks and other Identification. Within such specified period, Contractor shall change its facilities, equipment, uniforms and supplies to avoid any customer confusion or the appearance that Contractor is continuing to have an operating relationship with Continental, and Contractor shall not thereafter make use of any word, words, term, design, name or mark confusingly similar with the Continental Marks or other Identification so that any such word, words, term, design, name or mark would present a likelihood of confusion or otherwise suggest a continuing relationship between Contractor and Continental.

6. Assignment. The non-exclusive license granted by Continental to Contractor is personal to Contractor and may not be assigned, sub-licensed or transferred by Contractor in any manner without the written consent of a duly authorized representative of Continental.

7.       Continental Marks. The Continental Marks are as follows:

         CONTINENTAL EXPRESS
         CONTINENTAL EXPRESS'S LOGO (DESIGN) IN COLOR
         CONTINENTAL EXPRESS'S LOGO (DESIGN) IN BLACK & WHITE

                                     [LOGO]

8. Aircraft Livery. The aircraft livery shall be as follows, unless otherwise directed by Continental: The colors blue, gray, white and gold are used on the aircraft. The color white appears on the top approximate 2/3 of the body of the aircraft; the color gray appears below the color white on the remainder of the bottom portion of the body of the aircraft; the color gold is used as a stripe or band dividing the white and gray colors. The tail of the aircraft is primarily blue with a logo design in a gold and white combination and the trade name is written in blue on the white portion of the body of the aircraft. The color blue is the dominant aircraft interior color.

9. Survival. The provisions of this Exhibit G shall survive the termination of this Agreement for a period of six years.




                                  Exhibit G-3

                                    EXHIBIT H
                             USE OF CONTRACTOR MARKS


1. Grant. Contractor hereby grants to Continental, and Continental accepts, a non-exclusive, personal, non-transferable, royalty-free right and license to adopt and use the Contractor Marks (as defined below) in connection with Continental's entering into this Agreement, subject to the conditions and restrictions set forth herein.

2.       Ownership of the Contractor Marks.

         a. Contractor shall at all times remain the owner of the Contractor Marks and any registrations thereof and Continental's use of any Contractor Marks shall clearly identify Contractor as the owner of such marks (to the extent practical) to protect Contractor's interest therein.

         b. Continental acknowledges Contractor's ownership of the Contractor Marks and further acknowledges the validity of the Contractor Marks. Continental agrees that it will not do anything that in any way infringes or abridges Contractor's rights in the Contractor Marks or directly or indirectly challenges the validity of the Contractor Marks.

3.       Use of the Contractor Marks.

         a. Continental shall use the Contractor Marks only as authorized herein by Contractor and in accordance with such standards of quality as Contractor may establish.

         b. Continental shall use the Contractor Marks as necessary or appropriate in Continental's sole discretion in connection with the Regional Airline Services, including without limitation the sale or disposition by Continental of the seat inventory of the Scheduled Flights.

         c. Continental shall not use the Contractor Marks for any purpose other than as set forth in this Exhibit H, and specifically shall have no right to use the Contractor Marks in connection with any other operations of Continental.

         d. Contractor may change the Contractor Marks at any time and from time to time (including by adding or deleting marks from the list specified in this Exhibit H), in which case Continental shall as soon as practicable make such changes as are requested by Contractor to utilize the new Contractor Marks; provided that Contractor shall either pay directly the reasonable costs of making such changes to the Contractor Marks or shall promptly reimburse Continental for its reasonable expenses incurred in making such changes.






                                  Exhibit H-1

         e. Nothing shall abridge Contractor's right to use and/or to license the Contractor Marks, and Contractor reserves the right to the continued use of all the Contractor Marks, to license such other uses of the Contractor Marks and to enter into such agreements with other carriers providing for arrangements similar to those with Continental as Contractor may desire. No term or provision of this Agreement shall be construed to preclude the use of the Contractor Marks by other persons or for other similar uses not covered by this Agreement.

4. Contractor-Controlled Litigation. Contractor at its sole expense shall take all steps that in its opinion and sole discretion are necessary and desirable to protect the Contractor Marks against any infringement or dilution. Continental agrees to cooperate fully with Contractor in the defense and protection of the Contractor Marks as reasonably requested by Contractor. Continental shall report to Contractor any infringement or imitation of, or challenge to, the Contractor Marks, immediately upon becoming aware of same. Continental shall not be entitled to bring, or compel Contractor to bring, an action or other legal proceedings on account of any infringements, imitations, or challenges to any element of the Contractor Marks without the written agreement of Contractor. Contractor shall not be liable for any loss, cost, damage or expense suffered or incurred by Continental because of the failure or inability to take or consent to the taking of any action on account of any such infringements, imitations or challenges or because of the failure of any such action or proceeding. If Contractor shall commence any action or legal proceeding on account of such infringements, imitations or challenges, Continental agrees to provide all reasonable assistance requested by Contractor in preparing for and prosecuting the same.

5. Revocation of License. Contractor shall have the right to cancel the license provided herein in whole or in part at any time and for any reason, in which event all terminated rights to use the Contractor Marks provided Continental herein shall revert to Contractor and shall not be used by Continental in connection with any operations of Continental. Continental shall cease all use of the Contractor Marks in all respects upon the last Covered Aircraft becoming an Uncovered Aircraft. Continental shall not thereafter make use of any word, words, term, design, name or mark confusingly similar with the Contractor Marks so that any such word, words, term, design, name or mark would present a likelihood of confusion or otherwise suggest a continuing relationship between Continental and Contractor.

6. Assignment. The non-exclusive license granted by Contractor to Continental is personal to Continental and may not be assigned, sub-licensed or transferred by Continental in any manner without the written consent of a duly authorized representative of Contractor.



                                  Exhibit H-2

7.       Contractor Marks. The Contractor Marks are as follows: XJT.

8. Survival. The provisions of this Exhibit H shall survive the termination of this Agreement for a period of six years.



                                  Exhibit H-3

                                    EXHIBIT I
                               CATERING STANDARDS


Station Services

o Contractor will provide caterer oversight at Contractor Airports that are non-Chelsea Catering locations. Continental will provide caterer oversight at Continental Airports that are non-Chelsea Catering locations.

o At Contractor Airports without contract catering, Contractor will provide supplies and beverage uplift as necessary and will remove, store and re-board perishable supply and beverage items on RON/originating flights. At Continental Airports without contract catering, Continental will provide supplies and beverage uplift as necessary and will remove, store and re-board perishable supply and beverage items on RON/originating flights.

o Contractor will provide meal ordering services at Contractor Airports that are non-Chelsea Catering locations or where catering is downlined by Chelsea Catering. Continental will provide meal ordering services at Continental Airports that are non-Chelsea Catering locations or where catering is downlined by Chelsea Catering.

o Contractor will provide trained catering truck guide person for all Contractor Airports that are Chelsea Catering locations to assist with backing off the aircraft. Continental will provide trained catering truck guide person for all Continental Airports that are Chelsea Catering locations to assist with backing off the aircraft.

o Contractor will coordinate and communicate with Chelsea Catering regarding all flight activity, cancellations and irregular operations providing necessary information in a timely manner.

Onboard Services

o Continental has right to determine meal/beverage service parameters and scheduling for Scheduled Flights.

o Continental has right to conduct onboard service audits on Scheduled Flights to ensure service standards are being met.

o Contractor flight attendants providing Regional Airline Services will be trained on meal and beverage service procedures, including liquor and duty-free sales and cash handling, and will collect all on-board revenue for liquor and duty-free sales.

o Contractor will provide sufficient galley service ship's equipment to operate, such as hot jugs, coffee makers and trash bins.



                                  Exhibit I-1

                                    EXHIBIT J
                              TICKET HANDLING TERMS

         1. Passenger Ticket Stock and Accounting Procedures. Continental will provide Contractor with Continental passenger ticket stock in accordance with the following procedures:

                  A. Continental will supply Contractor with adequate supplies of all necessary passenger ticket forms, bag tags, boarding passes, validator plates and other documents and materials necessary to enable Contractor to operate in a manner consistent with Continental procedures, upon request to the office designated by Continental from time to time. A receipt for all ticket forms delivered to Contractor shall be signed by an appropriate representative of Contractor, and Contractor shall comply with Continental's procedures with respect to the control of, safeguarding of and accounting for ticket stock and validator plates. All tickets and other documents and materials supplied by Continental for use in connection with the Agreement shall be and remain the property of Continental and shall be held in trust for Continental by Contractor and issued or otherwise utilized only as provided in the Agreement.

                  B. Contractor shall be responsible for the safe and secure custody and care of all tickets and other documents and materials furnished by Continental. The tickets and other documents of Continental shall be secured in a manner satisfactory to Continental and consistent with any applicable IATA standards and specifications. Such tickets and documents and all records relating to them and to the sale of transportation on Continental shall at all times be made available for inspection by Continental or its designated representative.

                  C. All tickets shall be issued by Contractor in accordance with the currently effective tariffs and contract of carriage applicable to the transportation being purchased and applicable trade manuals, all in accordance with appropriate instructions, which may be issued from time to time by Continental.

                  D. All tickets shall be issued by Contractor in numerical sequence and all must be accounted for at each reporting period. All auditors' coupons for tickets issued by Contractor and all coupons of voided tickets shall be sent to the office or offices designated by Continental from time to time on the workday following issuance.

                  E. All checks accepted for the sale of tickets on Continental ticket stock shall be payable to Continental and acceptance of checks shall conform to Continental's acceptance procedures. Any losses resulting from returned checks where Contractor has failed to follow Continental's acceptance procedures, will be charged to Contractor after Continental exhausts reasonable efforts to collect.




                                  Exhibit J-1

                  F. All tickets issued for a form of payment other than cash or check shall be supported by such documents as shall be specified by Continental.

                  G. Contractor shall assume full liability for and agrees to defend, indemnify and hold Continental harmless from and against any and all claims, demands, liability, expenses, losses, costs or damages whatsoever in any manner arising out of or attributed to Contractor' possession, issuance, loss, misapplication, theft, or forgery of tickets, other travel documents, or supplies furnished by Continental to Contractor including but not limited to lost ticket forms, bag tags, boarding passes or other documents and errors in ticket issuance. In the event Contractor loses or has stolen any ticket, fails to return tickets or other documents to Continental upon demand, fails to remit pursuant to the Agreement the monies to which Continental is entitled from the sale of any such ticket or document, or fails to account properly for any such tickets or document, Contractor shall be liable to Continental for the agreed value of any such ticket or document, which is agreed to be the actual damages or loss sustained by Continental from usage of any such ticket or document, as measured by the then current, non-discounted retail price of the transportation or other service obtained with the ticket or document or, if such value cannot be determined, US $2,000.00 per ticket.

                  H. Contractor may accept all credit cards honored by Continental and is appointed Continental's agent for such purpose, provided:

                           (i) Contractor observes the floor limits for each
                  credit card set by the issuer of the credit card (the "Card Issuer") as amended by the Card Issuer from time to time;

                           (ii) Contractor accepts each credit card within the
                  terms of the contracts between Continental and Card Issuer;

                           (iii) Contractor complies with 14 CFR, Part 374;

                           (iv) Contractor does not accept blacklisted cards;

                           (v) Contractor shall reimburse Continental for any
                  losses incurred by Continental as a result of Contractor' failure to observe the terms of this section or of the contracts between Continental and the Card Issuer;

                           (vi) Contractor complies with all of Continental's
                  established procedures relating to credit cards; and

                           (vii) For tickets that are not for transportation on
                  Scheduled Flights, Contractor shall reimburse Continental for all charge backs, returns and other direct charges attributable to or arising from Contractor'





                                  Exhibit J-2
                  acceptance of credit cards, unless either (a) Continental has realized an offsetting credit (including through the return and cancellation of a previously issued ticket) or (b) such charge back, return or other charge resulted from the gross negligence, recklessness, or willful misconduct of Continental.

                  I. Contractor shall prepare and furnish to Continental all written reports, accounts, and documentation with regard to ticket handling that Continental may require daily or at such lesser frequency as Continental may prescribe, at its sole discretion, from time to time during the life of the Agreement. Contractor will comply with all reasonable procedures specified by Continental with regard to ticket handling.

                  J. Within two business days after the termination of the Agreement for any reason, Contractor will return to Continental all passenger ticket forms, bag tags, boarding passes and other documents provided to Contractor by Continental pursuant to the Agreement.

         2. Deposits. Contractor shall deposit all funds, both cash and checks, realized from the sale of tickets on Continental ticket stock by it in Continental accounts maintained at depositories from time to time designated by Continental on or before the first banking day following receipt of such funds.

         3. Ticket Acceptance. For the term of the Agreement, Continental hereby authorizes Contractor to accept flight coupons written for CO* Flights in accordance with any applicable restrictions. Contractor shall not endorse or refund any such coupons without Continental's written consent, except in accordance with Continental's contract of carriage.





                                  Exhibit J-3